SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 33-73824)

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 35

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Investment Company Act File No. 811-8274

Amendment No. 37

MASSMUTUAL SELECT FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street, Springfield, Massachusetts 01111

(413) 788-8411

Name and Address of Agent for Service

Andrew M. Goldberg, Esq.

Assistant Secretary

MassMutual Select Funds

1295 State Street

Springfield, Massachusetts 01111

Copy to:

Timothy W. Diggins, Esq.

Ropes & Gray

One International Place

Boston, MA 02110

It is proposed that this filing become effective on March 31, 2006 pursuant to paragraph (b) of rule 485.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective Amendment No. 35 to its Registration Statement No. 33-73824 under the Securities Act of 1933 and this Amendment No. 37 to its Registration Statement No. 811-8274 under the Investment Company Act of 1940. This Post-Effective Amendment relates to each series of the Registrant.

MASSMUTUAL SELECT FUNDS

This Prospectus describes the following Funds:

Fixed Income	Sub-Advised by:
MassMutual Select Strategic Bond Fund	Western Asset Management Company/Western Asset Management Company Limited

Large Cap Value
MassMutual Select Diversified Value Fund	AllianceBernstein L.P.
MassMutual Select Fundamental Value Fund	Wellington Management Company, LLP
MassMutual Select Value Equity Fund	Fidelity Management & Research Company
MassMutual Select Large Cap Value Fund	Davis Selected Advisers, L.P.

Large Cap Core
MassMutual Select Indexed Equity Fund	Northern Trust Investments, N.A.
MassMutual Select Core Opportunities Fund	Victory Capital Management Inc.

Large Cap Growth
MassMutual Select Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
MassMutual Select Large Cap Growth Fund	AllianceBernstein L.P.
MassMutual Select Growth Equity Fund	Grantham, Mayo, Van Otterloo & Co. LLC
MassMutual Select Aggressive Growth Fund	Sands Capital Management, LLC
MassMutual Select OTC 100 Fund	Northern Trust Investments, N.A.

Mid/Small Cap Value
MassMutual Select Focused Value Fund	Harris Associates L.P./Cooke & Bieler, L.P.
MassMutual Select Small Cap Value Equity Fund	SSgA Funds Management, Inc.
MassMutual Select Small Company Value Fund	Clover Capital Management, Inc./T. Rowe Price Associates, Inc./EARNEST Partners, LLC

Small Cap Core
MassMutual Select Small Cap Core Equity Fund	Goldman Sachs Asset Management, L.P.

Mid/Small Cap Growth
MassMutual Select Mid Cap Growth Equity Fund	Navellier & Associates, Inc.
MassMutual Select Mid Cap Growth Equity II Fund	T. Rowe Price Associates, Inc.
MassMutual Select Small Cap Growth Equity Fund	Waddell & Reed Investment Management Company/ Wellington Management Company, LLP
MassMutual Select Small Company Growth Fund	Mazama Capital Management, Inc./Eagle Asset Management, Inc
MassMutual Select Emerging Growth Fund	RS Investment Management, L.P.

International/Global
MassMutual Select Overseas Fund	Harris Associates L.P./Massachusetts Financial Services Company

Lifestyle/Asset Allocation
MassMutual Select Strategic Balanced Fund	Salomon Brothers Asset Management Inc/ Western Asset Management Company/Western Asset Management Company Limited
MassMutual Select Destination Retirement Income Fund
MassMutual Select Destination Retirement 2010 Fund
MassMutual Select Destination Retirement 2020 Fund
MassMutual Select Destination Retirement 2030 Fund
MassMutual Select Destination Retirement 2040 Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

March 31, 2006

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Summary Information

MassMutual Select Funds (the “Funds” or the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 62.

•	Investment return over the past ten years, or since inception if less than ten years old.

•	Average annual total returns for the last one, five and ten year periods (or, shorter periods for newer Funds) and how the Fund’s performance compares to that of a comparable broad-based index.

•	Fees and Expenses.

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

Where indicated, average annual total returns for Class A, Class L and Class Y shares of a Fund are based on the performance of Class S Shares, adjusted for class specific expenses, and average annual total returns for Class N shares of a Fund is based on the performance of Class A Shares, adjusted for class specific expenses.

Performance information provided for some of the Funds is based on either a composite of all portfolios managed by the Fund’s sub-adviser, or on a mutual fund managed by the Fund’s sub-adviser, with investment objectives, policies and investment strategies substantially similar to those of the Funds and without material client-imposed restrictions, and is provided solely to illustrate the sub-adviser’s performance in managing such a portfolio. In such cases, the performance provided does not show the particular Fund’s performance. For the composites, some of these portfolios are mutual funds registered with the SEC and some are private accounts. The performance provided reflects the sub-adviser’s composite or mutual fund performance, adjusted for estimated expenses of each class of the relevant Fund. The investment returns assume the reinvestment of dividends and capital gains distributions. The performance provided does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composites of portfolios were not subject to all of the investment restrictions to which the Funds will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended. No assurance can be given that the Funds’ performance would not have been lower had it been in operation during the periods for which composite or mutual fund performance is provided. The Funds’ performance may have differed due to factors such as differences in cash flows into and out of the Funds, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of the sub-advisers is not indicative of future rates of return and is no indication of future performance of the Funds.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows, in addition to any shareholder fees, a Fund’s Annual Fund Operating Expenses. These costs are deducted from a Fund’s assets, which means you pay them indirectly.

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Other Information

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management, to Legg Mason, Inc. As a result, Salomon Brothers Asset Management Inc became a wholly owned subsidiary of Legg Mason, Inc. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland, 21202, is a financial services holding company.

Under a licensing agreement between Citigroup and Legg Mason, the name Salomon Brothers Asset Management Inc, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. All Citi Marks are owned by Citigroup and are used under license. Legg Mason and its affiliates, as well as Salomon Brothers Asset Management Inc, are not affiliated with Citigroup.

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MassMutual Select Strategic Bond Fund

Investment Objective

This Fund seeks a superior total rate of return by investing in fixed income instruments.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its net assets in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, mortgage-backed securities and money market instruments. The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities.

The Fund’s Sub-Adviser, Western Asset Management Company’s (“Western Asset”) opportunistic approach seeks to capitalize on inefficiencies in fixed income markets to add incremental value to the Fund’s portfolio. Western Asset places significant emphasis on risk management since the general objective is to exceed benchmark returns while approximating benchmark risk. When making investment decisions, Western Asset focuses on such critical areas as sector allocation, issue selection, duration weighting and term structure. Western Asset Management Company Limited (“WAML”), an affiliate of Western Asset, has sub-advisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset will determine the portion of the Fund’s assets to be allocated to non-U.S. dollar denominated securities from time to time. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes relevant.

The Fund emphasizes diversification, the use of multiple strategies and identification of long-term trends. The three key factors that determine the allocation decisions for the Fund are: the construction of an outlook for fundamental economic activity, the review of historical yield spreads or corporate debt versus Treasuries and the evaluation of changes in credit quality and its impact on prices.

The Fund’s target average modified duration is expected to range within 30% of the duration of the domestic bond market as a whole. “Duration” refers to the range within which the average modified duration of a portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the period shown above, the highest quarterly return for the Fund was 2.82% for the quarter ended June 30, 2005 and the lowest quarterly return was -0.60% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year		Since Inception (12/31/04)
Return Before Taxes – Class S		1.65%		1.65%
Return After Taxes on Distributions – Class S		1.04%		1.04%
Return After Taxes on Distributions and Sale of Fund Shares – Class S		1.07%		1.05%
Return Before Taxes – Class Y		1.57%		1.57%
Return Before Taxes – Class L		1.57%		1.57%
Return Before Taxes – Class A+	-	3.45%	-	3.44%
Return Before Taxes – Class N+		0.00%		0.00%
Lehman Brothers Aggregate Bond Index^		2.43%		2.63%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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Expense Information

	Class S		Class Y		Class L		Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None		None		None		4.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None		None		None		None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%		.55%		.55%		.55%		.55%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.21%		.26%		.41%		.41%		.46%
Total Annual Fund Operating Expenses	.76%		.81%		.96%		1.21%		1.51%

Less Expense Reimbursement(3)	(.06%	)	(.06%	)	(.21%	)	(.21%	)	(.21%	)
Net Fund Expenses(4)	.70%		.75%		.75%		1.00%		1.30%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$72	$237	$416	$935
Class Y	$77	$253	$444	$995
Class L	$77	$285	$510	$1,157
Class A	$573	$822	$1,090	$1,852
Class N	$236	$457	$804	$1,781

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$133	$457	$804	$1,781

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through March 31, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Western Asset Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by Western Asset for all accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 4.40% for the quarter ended June 30, 2003 and the lowest was -2.18% for the quarter ended June 30, 2004.

Western Asset Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2005)

The table compares Western Asset’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year		Five Years	Ten Years
Western Asset Composite
Class S*		2.21%	7.22%	7.14%
Class Y*		2.16%	7.17%	7.09%
Class L*		2.16%	7.17%	7.09%
Class A*	-	2.94%	5.89%	6.32%
Class N*		0.61%	6.62%	6.54%

Lehman Brothers Aggregate Bond Index^		2.43%	5.87%	6.17%

* Western Asset’s Similar Account performance is a composite of all portfolios managed by Western Asset with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The Similar Account performance does not represent the historical performance of the MassMutual Select Strategic Bond Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Strategic Balanced Fund

Investment Objective

This Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Principal Investment Strategies and Risks

To obtain its objective, the Fund takes a multi-managed approach whereby two sub-advisers independently manage their own portion of the Fund’s assets. Salomon Brothers Asset Management Inc (“SaBAM”) manages the equity component and Western Asset Management Company (“Western Asset”) manages the fixed income component.

The equity component will invest primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies that SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The equity component generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities.

The fixed income component will invest in a wide variety of investment-grade fixed-income sectors, including government, corporate, mortgage-backed, asset-backed, and cash equivalents, in both U.S. dollars and local currencies. It also allows for opportunistic use of non-dollar, high-yield, and emerging market securities to enhance portfolio returns and lower volatility. Western Asset Management Company Limited (“WAML”), an affiliate of Western Asset, has sub-advisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset will determine the portion of the Fund’s assets to be allocated to non-U.S. dollar denominated securities from time to time. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes relevant.

The Fund’s target allocation is 60% equity securities and 40% fixed income securities but may fluctuate based on cash-flow activity or market performance. Additionally, the Fund’s adviser may change the allocation of the Fund’s assets between the Fund’s sub-advisers on a basis determined by the Fund’s adviser to be in the best interest of shareholders. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 62

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 5.34% for the quarter ended December 31, 2004 and the lowest quarterly return was -2.19% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class S	3.85%	4.79%
Return After Taxes on Distributions – Class S	3.14%	4.36%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	2.81%	3.94%
Return Before Taxes – Class Y	3.76%	4.74%
Return Before Taxes – Class L	3.63%	4.61%
Return Before Taxes – Class A+	-2.61%	1.29%
Return Before Taxes – Class N+	2.02%	4.01%

Russell 3000 Index^	6.12%	9.00%
Lipper Balanced Fund Index^^	5.19%	7.12%
Lehman Brothers Aggregate Bond Index^^^	2.43%	3.42%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

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	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.60%		.60%		.60%		.60%		.60%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.18%		.23%		.38%		.38%		.43%
Total Annual Fund Operating Expenses	.78%		.83%		.98%		1.23%		1.53%

Less Expense Reimbursement(3)	(.02%	)	(.02%	)	(.02%	)	(.02%	)	(.02%	)
Net Fund Expenses(4)	.76%		.81%		.96%		1.21%		1.51%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$78	$247	$431	$963
Class Y	$83	$263	$458	$1,022
Class L	$98	$310	$540	$1,198
Class A	$692	$942	$1,211	$1,975
Class N	$257	$482	$832	$1,819

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$154	$482	$832	$1,819

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through March 31, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

SaBAM and Western Asset Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the portion of the Fund managed by each Sub-Adviser.

	Highest Quarter	Lowest Quarter
SaBAM Mutual Fund	21.81%, 2Q 2003	-22.06%, 3Q 2002
Western Asset Composite	4.38%, 2Q 2003	-2.19%, 2Q 2004

SaBAM and Western Asset Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the portion of the Fund managed by each Sub-Adviser to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
SaBAM Mutual Fund
Class S*	4.21%	0.97%	9.48%
Class Y*	4.16%	0.92%	9.43%
Class L*	4.01%	0.76%	9.27%
Class A*	-2.21%	-0.67%	8.38%
Class N*	2.46%	0.20%	8.71%

Lipper Balanced Fund Index^	5.19%	3.51%	7.57%
Russell 3000 Index^^	6.12%	1.58%	9.20%

	One Year	Five Years	Ten Years
Western Asset Composite
Class S*	2.15%	7.17%	7.08%
Class Y*	2.10%	7.12%	7.03%
Class L*	1.95%	6.97%	6.88%
Class A*	-4.15%	5.46%	6.00%
Class N*	0.40%	6.59%	6.57%

Lipper Balanced Fund Index^	5.19%	3.51%	7.57%
Lehman Brothers Aggregate Bond Index^^^	2.43%	5.87%	6.17%

* Western Asset’s Similar Account performance is a composite of all portfolios managed by Western Asset with substantially similar investment objectives, policies and investment strategies as the portion of the Fund managed by Western Asset, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. SaBAM’s Similar Account performance is from a mutual fund managed by SaBAM (the Smith Barney Fundamental Value Fund) with substantially similar investment objectives, policies and investment strategies as the portion of the Fund managed by SaBAM, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes. The bar charts are based on Class S expenses. Each Sub-Adviser’s similar account performance does not represent the historical performance of the MassMutual Select Strategic Balanced Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Select Diversified Value Fund

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its net assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices.

The Fund’s Sub-Adviser, AllianceBernstein L.P. (“AllianceBernstein”) through the investment professionals of its Bernstein Investment Research and Management unit, takes a “bottom-up” investment approach that is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace. The investment process begins with a broad universe of about 650 stocks encompassing most of the S&P 500 and the Russell 1000® Value Index. AllianceBernstein will invest the Fund’s assets in the common stocks of large companies that it identifies as having earnings growth potential that may not be recognized by the market at large. AllianceBernstein seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. In addition, to moderate risk, AllianceBernstein may buy companies among the largest in the benchmark (the Russell 1000 Value Index) even if such companies are not attractive from a risk-adjusted return basis. In such cases, AllianceBernstein will underweight these companies versus their weight in the benchmark. Portfolio holdings will be primarily in U.S. issuers although ADRs and securities of foreign issuers that trade on domestic exchanges and in the over-the-counter markets also may be purchased. AllianceBernstein uses a risk factor model to control risk. This model includes broad industry sectors and various measures of financial and valuation characteristics. AllianceBernstein looks at a measure of earnings quality. The measure of earnings quality compares changes in the balance-sheet accrual component of reported earnings for each stock to the market average. All else being equal, AllianceBernstein prefers stocks with lower accruals. In addition, earnings revisions and momentum tools are incorporated into the portfolio management process to optimize the timing of purchases and sales. To limit stock-specific risk relative to the benchmark, AllianceBernstein employs constraints on security and sector over/underweights.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the period shown above, the highest quarterly return for the Fund was 3.91% for the quarter ended September 30, 2005 and the lowest quarterly return was -0.27% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (10/15/04)
Return Before Taxes – Class S	6.59%	14.04%
Return After Taxes on Distributions – Class S	6.03%	13.46%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	4.94%	11.92%
Return Before Taxes – Class Y	6.61%	13.95%
Return Before Taxes – Class L	6.42%	13.85%
Return Before Taxes – Class A+	0.12%	8.14%
Return Before Taxes – Class N+	4.77%	12.35%

Russell 1000® Value Index^	7.05%	15.18%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  10  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.50%	.50%	.50%	.50%		.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%		.50%
Other Expenses	.09%	.19%	.30%	.34%		.40%
Total Annual Fund Operating Expenses(3)	.59%	.69%	.80%	1.09%		1.40%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$60	$189	$329	$737
Class Y	$71	$221	$384	$858
Class L	$82	$255	$444	$989
Class A	$681	$903	$1,142	$1,827
Class N	$246	$443	$766	$1,678

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$143	$443	$766	$1,678

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

AllianceBernstein Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by AllianceBernstein for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 16.48% for the quarter ended June 30, 2003 and the lowest was -18.82% for the quarter ended September 30, 2002.

AllianceBernstein Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares AllianceBernstein’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year		Five Years	Since Inception (4/99)
AllianceBernstein Composite
Class S*		6.06%	7.46%	7.71%
Class Y*		5.96%	7.35%	7.61%
Class L*		5.85%	7.24%	7.50%
Class A*	-	0.51%	5.69%	6.27%
Class N*		4.25%	6.64%	6.90%

Russell 1000® Value Index^		7.05%	5.28%	5.82%

* Performance shown is the composite of all portfolios with about 150 stocks managed by AllianceBernstein with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Diversified Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  11  –

MassMutual Select Fundamental Value Fund

Investment Objective

The Fund seeks long-term total return.

Principal Investment Strategies and Risks

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large capitalizations (generally having market capitalizations above $2 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

The investment approach of the Fund’s Sub-Adviser, Wellington Management Company, LLP (“Wellington Management”), is based on the fundamental analysis of companies with large market capitalizations and estimated below-average projected price-to-earnings ratio. Fundamental analysis involves the assessment of company-specific factors such as its business environment, management, balance sheet, income statement, cash flow, anticipated earnings, hidden or undervalued assets, dividends, and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to macroeconomic analysis in establishing sector and industry weightings. This process of stock selection is sometimes referred to as a “bottom-up” process and frequently leads to contrarian industry weightings. Existing holdings are sold as they approach their price targets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 17.18% for the quarter ended June 30, 2003 and the lowest quarterly return was -20.11% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/01)
Return Before Taxes – Class S	7.57%	4.82%
Return After Taxes on Distributions – Class S	6.99%	4.49%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	5.70%	4.08%
Return Before Taxes – Class Y	7.55%	4.76%
Return Before Taxes – Class L	7.28%	4.62%
Return Before Taxes – Class A+	0.92%	2.84%
Return Before Taxes – Class N+	5.76%	4.07%

S&P 500® Index^	4.91%	3.62%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  12  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%	.65%	.65%	.65%		.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%		.50%
Other Expenses	.14%	.18%	.33%	.33%		.38%
Total Annual Fund Operating Expenses(3)	.79%	.83%	.98%	1.23%		1.53%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$81	$252	$439	$977
Class Y	$85	$265	$460	$1,024
Class L	$100	$312	$541	$1,200
Class A	$694	$944	$1,213	$1,977
Class N	$259	$484	$834	$1,821

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$156	$484	$834	$1,821

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Wellington Management

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Wellington Management for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 17.33% for the quarter ended June 30, 2003 and the lowest was -20.03% for the quarter ended September 30, 2002.

Wellington Management Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares Wellington Management’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Wellington Management Composite
Class S*	8.05%	4.44%	10.87%
Class Y*	8.01%	4.40%	10.83%
Class L*	7.86%	4.25%	10.68%
Class A*	1.42%	2.77%	9.78%
Class N*	6.31%	3.69%	10.13%

S&P 500® Index^	4.91%	0.54%	9.07%

* Performance shown is the composite of all portfolios managed by Wellington Management with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Fundamental Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  13  –

MassMutual Select Value Equity Fund

Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund’s Sub-Adviser, Fidelity Management & Research Company (“FMR”), invests in securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. FMR considers traditional and other measures of value such as price/earnings (P/E), price/sales (P/S), or price/book (P/B) ratios, earnings relative to enterprise value (the total value of a company’s outstanding equity and debt), and the discounted value of a company’s projected future free cash flows. The types of companies in which the Fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; and companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term.

FMR normally invests at least 80% of the Fund’s net assets in equity securities. FMR normally invests the Fund’s assets primarily in common stocks. FMR may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates, and management. FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If FMR’s strategies do not work as intended, the Fund may not achieve its objective.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 62

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 15.56% for the quarter ended June 30, 2003 and the lowest quarterly return was -18.23% for the quarter ended September 30, 2002.

–  14  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/1/01)
Return Before Taxes – Class S	10.66%	4.72%
Return After Taxes on Distributions – Class S	8.56%	3.99%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	8.52%	3.83%
Return Before Taxes – Class Y	10.49%	4.65%
Return Before Taxes – Class L	10.39%	4.51%
Return Before Taxes – Class A+	3.83%	2.94%
Return Before Taxes – Class N+	8.83%	3.94%

Russell 1000® Value Index^	7.05%	5.95%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses and cannot be purchased directly by investors.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%	.70%	.70%	.70%		.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%		.50%
Other Expenses	.15%	.20%	.35%	.35%		.39%
Total Annual Fund Operating Expenses(3)	.85%	.90%	1.05%	1.30%		1.59%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 87	$271	$ 471	$1,048
Class Y	$ 92	$287	$ 498	$1,106
Class L	$107	$334	$ 579	$1,281
Class A	$701	$965	$1,248	$2,051
Class N	$265	$502	$ 866	$1,886

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$162	$502	$866	$1,886

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  15  –

MassMutual Select Large Cap Value Fund

Investment Objective

This Fund seeks both capital growth and income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by selecting businesses that possess characteristics that the Fund’s Sub-Adviser, Davis Selected Advisers, L.P. (“Davis”) believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis will normally invest at least 80% of the Fund’s net assets in common stock of companies with market capitalizations, at the time of purchase, of at least $5 billion. The Fund’s investment strategy is to select these companies for the long-term. In the current market environment, we expect that current income will be low.

Using intensive research into company fundamentals, the Sub-Adviser looks for factors, both quantitative and qualitative, that it believes foster sustainable long-term business growth. While few companies will exhibit all of these qualities, the Sub-Adviser believes that nearly every company in which it invests has a majority and appropriate mix of these traits:

•	First-Class Management: Proven track record; Significant personal ownership stake in business; Intelligent allocators of capital; Smart appliers of technology to improve business and lower costs;

•	Strong Financial Condition and Profitability: Strong balance sheets; Low cost structure/low debt; High after-tax returns on capital; High quality of earnings;

•	Strategic Positioning for the Long-Term: Non-obsolescent products/industries; Dominant position in a growing market; Global presence and brand names.

The Fund may also invest in foreign securities and use derivatives as a hedge against currency risks.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 17.32% for the quarter ended June 30, 2003 and the lowest quarterly return was -13.42% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class S	9.57%	3.47%	3.04%
Return After Taxes on Distributions – Class S	9.42%	3.29%	2.84%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	6.41%	2.90%	2.51%
Return Before Taxes – Class Y	9.37%	3.36%	2.94%
Return Before Taxes – Class L	9.25%	3.21%	2.78%
Return Before Taxes – Class A+	2.78%	1.74%	1.47%
Return Before Taxes – Class N+	7.65%	2.61%	2.20%

S&P 500® Index^	4.91%	0.54%	-1.06%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  16  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%	.65%	.65%	.65%		.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%		.50%
Other Expenses	.11%	.20%	.35%	.35%		.40%
Total Annual Fund Operating Expenses(3)	.76%	.85%	1.00%	1.25%		1.55%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 78	$243	$ 422	$ 941
Class Y	$ 87	$271	$ 471	$1,048
Class L	$102	$318	$ 552	$1,223
Class A	$696	$950	$1,223	$1,998
Class N	$261	$490	$ 845	$1,843

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$158	$490	$845	$1,843

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Davis Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Davis for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 21.46% for the quarter ended December 31, 1998 and the lowest was -14.48% for the quarter ended September 30, 1998.

Davis Average Annual Total Returns

for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares Davis’ investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Davis Composite
Class S*	10.39%	3.77%	11.97%
Class Y*	10.30%	3.68%	11.88%
Class L*	10.15%	3.53%	11.72%
Class A*	3.58%	2.06%	10.81%
Class N*	8.60%	2.97%	11.17%

S&P 500® Index^	4.91%	0.54%	9.07%

* Performance shown is a composite of all portfolios managed by Davis with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. Davis’ composite includes performance of the Selected American Shares and Davis New York Venture Fund, which are registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MassMutual Select Large Cap Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  17  –

MassMutual Select Indexed Equity Fund

Investment Objective

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its net assets in the equity securities of companies that make up the S&P 500® Index1. The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the S&P 500® Index. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A., uses a process known as “optimization”, which is a statistical sampling technique. (See discussion of “Optimization” on page 168). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes. The Sub-Adviser seeks a correlation between the performance of the Fund, before expenses, and the S&P 500® Index of 98% or better.

Prior to May 1, 2000, the Fund was a “feeder” fund. It sought to obtain its investment objective by investing all its assets in the S&P 500® Index Master Portfolio (“the Master Portfolio”) managed by Barclays Global Fund Advisers. The Fund terminated the master-feeder structure effective April 30, 2000.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Tracking Error Risk, Derivative Risk,
Non-Diversification Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

1 “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 21.23% for the quarter ended December 31, 1998 and the lowest was -17.29% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

Return Before Taxes	One Year	Five Years	Since Inception (5/01)
Class Z	4.72%	N/A	1.51%
			Ten Years
Class S	4.47%	0.10%	8.60%
Class Y+	4.49%	0.06%	8.52%
Class L+	4.41%	-0.03%	8.44%
Class A+	-1.82%	-1.46%	7.47%
Class N+	2.86%	-0.60%	7.81%

S&P 500® Index^	4.91%	0.54%	9.07%

(1) The Fund commenced operations on March 1, 1998. The performance for periods prior to March 1, 1998 is calculated by including the corresponding total return of the Master Portfolio in which the Fund previously invested, adjusted to reflect the Fund’s fees and expenses. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class Y and Class A shares of the Fund prior to March 1, 1998 is based on Class S shares adjusted to reflect Class Y and Class A expenses, and for Class A shares also reflects any applicable sales charge. Performance for Class L shares of the Fund prior to July 1, 1999 is based on Class S shares adjusted to reflect Class L expenses. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

–  18  –

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

	One Year	Five Years	Since Inception (3/1/98)
Return Before Taxes –Class S	4.47%	0.10%	3.37%
Return After Taxes on Distributions – Class S	4.26%	-0.17%	3.00%
Return After Taxes on Distributions and Sale of Fund Shares –Class S	3.18%	-0.03%	2.74%

S&P 500® Index^	4.91%	0.54%	3.82%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

	Class Z	Class S	Class Y	Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund Assets) (% of average net assets)
Management Fees	.10%	.10%	.10%	.10%		.10%		.10%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None		.25%		.50%
Other Expenses	.10%	.32%	.35%	.50%		.50%		.55%
Total Annual Fund Operating Expenses	.20%	.42%	.45%	.60%		.85%		1.15%

Less Expense Reimbursement(3)	—	—	—	(.20%	)	(.20%	)	(.20%	)
Net Fund Expenses(4)	.20%	.42%	.45%	.40%		.65%		.95%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$ 20	$ 64	$ 113	$255
Class S	$ 43	$135	$ 235	$529
Class Y	$ 46	$144	$ 252	$566
Class L	$ 41	$172	$ 315	$730
Class A	$638	$812	$1,001	$1,546
Class N	$201	$346	$ 614	$1,378

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$97	$346	$614	$1,378

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	The expenses in the above table reflect a written agreement by MassMutual to waive .20% of other expenses for Class L, Class A and Class N of the Fund through March 31, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  19  –

MassMutual Select Core Opportunities Fund

Investment Objective

This Fund seeks long-term growth of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies. The Fund’s Sub-Adviser, Victory Capital Management Inc. (“Victory”), seeks to invest in both growth and value securities.

•	Growth stocks are stocks of companies that the Sub-Adviser believes will experience earnings growth; and

•	Value stocks are stocks that the Sub-Adviser believes are intrinsically worth more than their market value.

In making investment decisions, the Sub-Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer’s underlying assets, and expected future relative earnings growth. The Sub-Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance

The Fund began operations March 31, 2006, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  20  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%	.70%	.70%	.70%		.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%		.50%
Other Expenses(3)	.36%	.46%	.61%	.61%		.66%
Total Annual Fund Operating Expenses	1.06%	1.16%	1.31%	1.56%		1.86%

Less Expense Reimbursement(4)	(.16%)	(.21%)	(.21%)	(.21%)		(.21%)
Net Fund Expenses(5)	.90%	.95%	1.10%	1.35%		1.65%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$92	$321
Class Y	$97	$347
Class L	$112	$394
Class A	$705	$1,020
Class N	$271	$564

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$168	$564

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(4)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through March 31, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Victory Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Victory for all accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 19.90% for the quarter ended June 30, 2003 and the lowest was -19.00% for the quarter ended September 30, 2002.

Victory Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares Victory’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Victory Composite
Class S*	9.66%	5.19%	12.17%
Class Y*	9.61%	5.14%	12.12%
Class L*	9.46%	4.99%	11.97%
Class A*	2.93%	3.50%	11.06%
Class N*	7.91%	4.43%	11.41%

S&P 500® Index^	4.91%	0.54%	9.07%

* Performance shown is a composite of all portfolios managed by Victory with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Core Opportunities Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  21  –

MassMutual Select Blue Chip Growth Fund

Investment Objective

This Fund seeks growth of capital over the long term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of net assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the view of the Fund’s Sub-Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), are well established in their industries and have the potential for above-average earnings growth. The Sub-Adviser focuses on companies with leading market position, seasoned management, and strong financial fundamentals. The investment approach reflects the Sub-Adviser’s belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies targeted will have good prospects for dividend growth.

In pursuing its investment objective, the Fund’s Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with Fund objectives. The Fund’s investments in foreign securities are limited to 20% of its total assets.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 13.21% for the quarter ended June 30, 2003 and the lowest quarterly return was -16.12% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (6/1/01)
Return Before Taxes – Class S	3.68%	-1.63%
Return After Taxes on Distributions – Class S	3.64%	-1.68%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	2.45%	-1.39%
Return Before Taxes – Class Y	3.46%	-1.76%
Return Before Taxes – Class L	3.32%	-1.89%
Return Before Taxes – Class A+	-2.84%	-3.40%
Return Before Taxes – Class N+	1.77%	-2.48%

S&P 500® Index^	4.91%	1.58%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  22  –

Expense Information

	Class S		Class Y		Class L		Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None		None		None		5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None		None		None		None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%		.70%		.70%		.70%		.70%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.18%		.32%		.44%		.44%		.49%
Total Annual Fund Operating Expenses	.88%		1.02%		1.14%		1.39%		1.69%

Less Expense Reimbursement(3)	(.10%	)	(.10%	)	(.10%	)	(.10%	)	(.10%	)
Net Fund Expenses(4)	.78%		.92%		1.04%		1.29%		1.59%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 80	$271	$ 478	$1,074
Class Y	$ 94	$315	$ 553	$1,237
Class L	$106	$352	$ 618	$1,375
Class A	$700	$982	$1,284	$2,138
Class N	$265	$523	$ 909	$1,986

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$162	$523	$909	$1,986

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of the management fee through March 31, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

T. Rowe Price Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for an account with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 24.83% for the quarter ended December 31, 1998 and the lowest was -17.20% for the quarter ended March 31, 2001.

T. Rowe Price Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares T. Rowe Price’s investment results for an account with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years		Ten Years
T. Rowe Price Mutual Fund
Class S*	6.06%	-	0.41%	9.38%
Class Y*	5.92%	-	0.55%	9.24%
Class L*	5.80%	-	0.67%	9.12%
Class A*	-0.60%	-	2.18%	8.13%
Class N*	4.25%	-	1.23%	8.56%

S&P 500® Index^	4.91%		0.54%	9.07%

* Performance shown is from a mutual fund managed by T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without significant, client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The performance is of the T. Rowe Price Blue Chip Growth Fund, which is registered under the Investment Company Act of 1940. T. Rowe Price replaced Fidelity Management & Research Company as the Fund’s Sub-Adviser on February 16, 2006. The mutual fund performance does not represent the historical performance of the MassMutual Select Blue Chip Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  23  –

MassMutual Select Large Cap Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, AllianceBernstein L.P. (“AllianceBernstein”), believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion.

AllianceBernstein’s investment strategy focuses on a relatively small number of intensively researched companies. AllianceBernstein selects the Fund’s investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth. Normally, AllianceBernstein invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund’s net assets. AllianceBernstein will also add and trim core positions on market weakness or strength, assessing the optimal price range for each stock. This disciplined strategy may add value over time, particularly in volatile markets, and may provide some protection in poor performing markets.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 12.39% for the quarter ended June 30, 2003 and the lowest quarterly return was -17.39% for the quarter ended June 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/01)
Return Before Taxes – Class S	14.44%	1.19%
Return After Taxes on Distributions – Class S	14.44%	1.18%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	9.39%	1.01%
Return Before Taxes – Class Y	14.51%	1.11%
Return Before Taxes – Class L	15.84%	1.31%
Return Before Taxes – Class A+	7.40%	-0.76%
Return Before Taxes – Class N+	12.67%	0.41%

S&P 500® Index^	4.91%	3.62%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  24  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%	.65%	.65%	.65%		.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%		.50%
Other Expenses	.29%	.33%	.44%	.48%		.51%
Total Annual Fund Operating Expenses(3)	.94%	.98%	1.09%	1.38%		1.66%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$96	$300	$520	$1,153
Class Y	$100	$312	$541	$1,200
Class L	$111	$347	$601	$1,327
Class A	$709	$988	$1,288	$2,136
Class N	$272	$524	$902	$1,962

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$169	$524	$ 902	$1,962
(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

AllianceBernstein Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by AllianceBernstein for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 30.94% for the quarter ended December 31, 1998 and the lowest was -17.53% for the quarter ended September 30, 2001.

AllianceBernstein Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares AllianceBernstein’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
AllianceBernstein Composite
Class S*	15.23%	-2.85%	9.12%
Class Y*	15.19%	-2.90%	9.08%
Class L*	15.08%	-3.04%	8.93%
Class A*	8.19%	-4.44%	8.02%
Class N*	13.49%	-3.61%	8.36%

S&P 500® Index^	4.91%	0.54%	9.07%

* Performance shown is the composite of all fee-paying discretionary tax-exempt accounts with assets over $10 million managed by AllianceBernstein with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Large Cap Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  25  –

MassMutual Select Growth Equity Fund

Investment Objective

This Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), believes offer prospects for long-term growth.

GMO uses proprietary research and multiple quantitative models to identify stocks it believes are undervalued and stocks in the growth universe it believes have improving fundamentals. Generally, these stocks are trading at prices below what GMO believes to be their intrinsic value. GMO also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline, industry and sector weight, and market capitalization. The factors considered by GMO and the models may change over time.

The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 14.88% for the quarter ended June 30, 2003 and the lowest quarterly return was -21.36% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/3/99)
Return Before Taxes – Class S	3.91%	-6.14%	-1.72%
Return After Taxes on Distributions – Class S	3.83%	-6.17%	-2.18%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	2.64%	-5.12%	-1.68%
Return Before Taxes – Class Y	3.72%	-6.22%	-1.79%
Return Before Taxes – Class L	3.61%	-6.35%	-1.92%
Return Before Taxes – Class A+	-2.56%	-7.67%	-3.02%
Return Before Taxes – Class N+	2.14%	-6.88%	-2.47%

S&P 500® Index^	4.91%	0.54%	0.54%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  26  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.68%	.68%	.68%	.68%		.68%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%		.50%
Other Expenses	.11%	.17%	.32%	.32%		.37%
Total Annual Fund Operating Expenses(3)	.79%	.85%	1.00%	1.25%		1.55%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$ 81	$252	$ 439	$ 977
Class Y	$ 87	$271	$ 471	$1,048
Class L	$102	$318	$ 552	$1,223
Class A	$696	$950	$1,223	$1,998
Class N	$261	$490	$ 845	$1,843

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$158	$490	$845	$1,843

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

GMO Prior Performance for

Similar Accounts*

The bar chart illustrates the variability of returns achieved by GMO for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 27.43% for the quarter ended December 31, 1998 and the lowest was -21.50% for the quarter ended March 31, 2001.

GMO Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2005)

The table compares GMO’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
GMO Composite
Class S*	4.01%	-3.59%	7.97%
Class Y*	3.95%	-3.65%	7.91%
Class L*	3.80%	-3.80%	7.75%
Class A*	-2.40%	-5.18%	6.86%
Class N*	2.25%	-4.36%	7.19%

S&P 500® Index^	4.91%	0.54%	9.07%

* Performance shown is the composite of all portfolios managed by GMO with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. GMO replaced Massachusetts Financial Services Company as the Fund’s Sub-Adviser on June 1, 2004. The composite performance does not represent the historical performance of the MassMutual Select Growth Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  27  –

MassMutual Select Aggressive Growth Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. The Fund’s Sub-Adviser, Sands Capital Management, LLC (“Sands Capital”), generally seeks stocks with above average potential for growth in revenue and earnings, and with capital appreciation potential. In addition, the Sub-Adviser looks for companies that have a leadership position or proprietary niche that appears to be sustainable, that demonstrate a clear mission in an understandable business, that exhibit financial strength and that are valued rationally in relation to comparable companies in the market. The Fund emphasizes investments in large capitalization growth companies. The Fund does not typically invest in companies that have market capitalizations of less than $1 billion. Up to 20% of the Fund’s total assets may also be invested in securities issued by non-U.S. companies.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return. See “Non-Diversification Risk” on page 63.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 20.09% for the quarter ended December 31, 2001 and the lowest quarterly return was -26.25% for the quarter ended March 31, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class S	10.28%	-3.07%	-6.89%
Return After Taxes on Distributions – Class S	10.28%	-3.07%	-6.91%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	6.68%	-2.58%	-5.71%
Return Before Taxes – Class Y	10.17%	-3.18%	-6.99%
Return Before Taxes – Class L	9.88%	-3.33%	-7.12%
Return Before Taxes – Class A+	3.53%	-4.68%	-8.32%
Return Before Taxes – Class N+	8.26%	-3.86%	-7.67%

S&P 500® Index^	4.91%	0.54%	-1.06%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  28  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.73%	.73%	.73%	.73%		.73%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%		.50%
Other Expenses	.12%	.22%	.37%	.37%		.42%
Total Annual Fund Operating Expenses(3)	.85%	.95%	1.10%	1.35%		1.65%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$87	$271	$471	$1,048
Class Y	$97	$303	$525	$1,165
Class L	$112	$350	$606	$1,338
Class A	$706	$979	$1,273	$2,104
Class N	$271	$521	$897	$1,951

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$168	$521	$897	$1,951
(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Sands Capital Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Sands Capital for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 32.75% for the quarter ended December 31, 1998 and the lowest was –23.31% for the quarter ended September 30, 2001.

Sands Capital Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares Sands Capital’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years		Ten Years
Sands Capital Composite
Class S*	10.10%		1.69%	13.67%
Class Y*	10.00%		1.59%	13.57%
Class L*	9.85%		1.43%	13.42%
Class A*	3.30%	-	0.01%	12.49%
Class N*	8.30%		0.86%	12.84%

S&P 500® Index^	4.91%		0.54%	9.07%

* Performance shown is the composite of all portfolios managed by Sands Capital with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. Sands Capital replaced Janus Capital Management LLC as the Fund’s sub-adviser on January 5, 2004. The composite performance does not represent the historical performance of the MassMutual Select Aggressive Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  29  –

MassMutual Select OTC 100 Fund

Investment Objective

This Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its net assets in the equity securities of companies included in the NASDAQ 100 Index®, which is generally recognized as representative of the over-the-counter market. The NASDAQ 100 Index® is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”). The NASDAQ 100 Index® does not incur expenses and cannot be purchased directly by investors.

The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the NASDAQ 100 Index®. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A., uses a process known as “optimization”, which is a statistical sampling technique. (See discussion of “Optimization” on page 168). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Tracking Error Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Smaller Company Risk, Growth Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 34.75% for the quarter ended December 31, 2001 and the lowest quarterly return was -36.33% for the quarter ended September 30, 2001.

–  30  –

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year		Five Years		Since Inception (5/1/00)
Return Before Taxes –Class S		1.20%	-	7.01%	-	14.04%
Return After Taxes on Distributions –Class S		1.20%	-	7.03%	-	14.05%
Return After Taxes on Distributions and Sale of Fund Shares – Class S		0.78%	-	5.82%	-	11.18%
Return Before Taxes –Class Y		0.96%	-	7.15%	-	14.15%
Return Before Taxes –Class L		0.97%	-	7.25%	-	14.25%
Return Before Taxes –Class A+	-	5.06%	-	8.59%	-	15.35%
Return Before Taxes –Class N+	-	0.51%	-	7.83%	-	14.79%

NASDAQ 100 Index®^		1.49%	-	6.82%	-	13.63%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ NASDAQ 100 Index® is a registered service mark of the NASDAQ Stock Market, Inc. (“NASDAQ”). The NASDAQ 100 Index® is composed and calculated by NASDAQ without regard to the Fund. NASDAQ makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use of any data included therein. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.15%	.15%	.15%	.15%		.15%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%		.50%
Other Expenses	.46%	.56%	.71%	.71%		.76%
Total Annual Fund Operating Expenses(3)	.61%	.71%	.86%	1.11%		1.41%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$62	$195	$340	$761
Class Y	$73	$227	$395	$881
Class L	$88	$274	$477	$1,059
Class A	$683	$909	$1,152	$1,848
Class N	$247	$447	$771	$1,689

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$144	$447	$771	$1,689

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  31  –

MassMutual Select Focused Value Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in a non-diversified portfolio of U.S. equity securities.

As a “non-diversified” fund, the Fund is not limited in the percentage of its assets that it may invest in any one company. This means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return. See “Non-Diversification Risk” described on page 63.

The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

Harris Associates L.P. (“Harris”) seeks out companies that it believes are trading at significant discounts to their underlying value. Harris utilizes a fundamental, bottom-up investment strategy, focusing on companies with market capitalizations over $1 billion and which have significant profit potential.

Sell targets are generally set when a stock is first purchased. The Sub-Adviser generally sells a stock when it believes the stock has achieved 90-100% of its fair value or when it is determined that management is no longer a steward of shareholder interests.

Harris intends to invest primarily in U.S. companies, but may invest up to 25% of its portion of the portfolio (valued at the time of investment) in securities of non-U.S. issuers. These may include foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. There are no geographic limits on the Fund’s foreign investments, but the Fund does not expect to invest more than 5% of its total assets in securities of issuers based in emerging markets.

Cooke & Bieler, L.P. (“Cooke & Bieler”) invests primarily in the common stocks of companies with middle market capitalizations (companies with market capitalizations in the range of $500 million to $5 billion) or in common stocks of companies whose market capitalizations are within the range of companies contained in the Russell Midcap Value Index.

Cooke & Bieler seeks out companies that it believes are undervalued and possess strong financial positions. Cooke & Bieler utilizes a fundamental, bottom-up investment strategy, selecting equity securities for the Fund based on its analysis of a company’s financial characteristics, assessment of the quality of a company’s management and the implementation of valuation discipline. Generally, Cooke & Bieler will hold between 30 to 50 securities in its portion of the portfolio. Cooke & Bieler believes that its assessment of business quality and emphasis on valuation will protect the Fund’s assets in down markets, while its insistence on financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Cooke & Bieler generally sells a stock when it believes the stock has achieved its fair value, when it is determined that the long-term quality of the company has diminished or when more attractive alternatives are available.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 23.23% for the quarter ended June 30, 2003 and the lowest quarterly return was –14.23% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class S	3.45%	14.96%	14.20%
Return After Taxes on Distributions – Class S	2.04%	13.93%	13.27%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	4.13%	12.78%	12.18%
Return Before Taxes – Class Y	3.44%	14.86%	14.09%
Return Before Taxes – Class L	3.26%	14.70%	13.92%
Return Before Taxes – Class A+	-2.94%	13.05%	12.46%
Return Before Taxes – Class N+	1.68%	14.06%	13.32%

Russell 2500 Index^	8.11%	9.14%	8.04%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  32  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.69%	.69%	.69%	.69%		.69%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%		.50%
Other Expenses	.11%	.21%	.36%	.36%		.41%
Total Annual Fund Operating Expenses(3)	.80%	.90%	1.05%	1.30%		1.60%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$82	$255	$444	$989
Class Y	$92	$287	$498	$1,106
Class L	$107	$334	$579	$1,281
Class A	$701	$965	$1,248	$2,051
Class N	$266	$505	$871	$1,897

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$163	$505	$871	$1,897

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Harris and Cooke & Bieler Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

	Highest Quarter	Lowest Quarter
Harris Composite	24.73%, 2Q 2003	-18.24%, 3Q 2002
Cooke & Bieler Composite	20.84%, 2Q 1999	-20.72%, 3Q 2002

Harris and Cooke & Bieler Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year		Five Years	Ten Years
Harris Composite
Class S*		1.06%	12.42%	15.26%
Class Y*		0.96%	12.32%	15.16%
Class L*		0.81%	12.17%	15.01%
Class A*	-	5.22%	10.59%	14.08%
Class N*	-	0.74%	11.60%	14.45%

Russell 2500 Index^		8.11%	9.14%	11.53%

				Since Inception (3/98)
Cooke & Bieler Composite
Class S*		7.02%	13.76%	13.30%
Class Y*		6.92%	13.66%	13.19%
Class L*		6.77%	13.51%	13.04%
Class A*		0.40%	11.92%	11.94%
Class N*		5.22%	12.95%	12.49%

Russell 2500 Index^		8.11%	9.14%	8.57%
Russell Midcap Value Index^^		12.65%	12.21%	10.12%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Focused Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^The Russell Midcap Value Index is an unmanaged index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, a capitalization-weighted index of the 1,000 U.S. companies with the largest market capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  33  –

MassMutual Select Small Cap Value Equity Fund

Investment Objective

This Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

Principal Investment Strategies and Risks

The Fund invests, under normal circumstances, at least 80% of its net assets in small capitalization securities. Small capitalization securities are securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000 Value Index — as of January 31, 2006, $3.9 billion. The Fund’s investment strategy is designed to provide a bridge between passive investments and actively managed investments where the Fund’s Sub-Adviser, SSgA Funds Management, Inc. (“SSgA FM”) , uses research and analytical modeling to selectively choose securities for investment. SSgA FM will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows outside the range of companies in the Russell 2000 Value Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance

The Fund began operations March 31, 2006, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  34  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%	.75%	.75%	.75%		.75%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%		.50%
Other Expenses(3)	.37%	.47%	.62%	.62%		.67%
Total Annual Fund Operating Expenses	1.12%	1.22%	1.37%	1.62%		1.92%

Less Expense Reimbursement(4)	(.17%)	(.22%)	(.22%)	(.22%)		(.22%)
Net Fund Expenses(5)	.95%	1.00%	1.15%	1.40%		1.70%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$97	$339
Class Y	$102	$365
Class L	$117	$412
Class A	$710	$1,037
Class N	$276	$582

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$173	$582

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(4)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through March 31, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

SSgA FM Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by SSgA FM for all accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 21.33% for the quarter ended June 30, 2003 and the lowest was -20.29% for the quarter ended September 30, 2002.

SSgA FM Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares SSgA FM’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year		Since Inception (1/02)
SSgA FM Composite
Class S*		5.63%	15.04%
Class Y*		5.58%	14.98%
Class L*		5.43%	14.83%
Class A*	-	0.87%	12.90%
Class N*		3.88%	14.28%

Russell 2000 Value Index^		4.71%	15.39%

* Performance shown is a composite of all portfolios managed by SSgA FM with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Cap Value Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  35  –

MassMutual Select Small Company Value Fund

Investment Objective

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies and Risks

The Fund invests primarily in stocks, securities convertible into stocks and other securities, such as warrants and stock rights, whose value is based on stock prices. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000 Index or the S&P Small Cap 600 Index – as of January 31, 2006, between $26 million and $4.9 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. The Fund is managed by three Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either Index. While most assets will be invested in U.S. common stocks, other securities may also be purchased such as foreign stocks, futures and options, in keeping with Fund objectives.

Clover Capital Management, Inc. (“Clover”) invests in stocks of companies that it believes have low valuations relative to the market or to their historical valuation. Quantitative analysis is employed to identify attractive small cap stocks, then fundamental analysis is employed to identify catalysts for beneficial change. Clover invests in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios. In selecting specific securities for the Fund, Clover seeks to identify companies whose stock is out of favor with investors.

Reflecting a value approach to investing, T. Rowe Price Associates, Inc. (“T. Rowe Price”) seeks to purchase the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. Utilizing fundamental research, T. Rowe Price seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation.

EARNEST Partners, LLC (“Earnest Partners”) employs a value based investment style by seeking to identify companies with stocks trading at prices below what it believes are their intrinsic values. Earnest Partners uses a bottom-up approach, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio. Earnest Partners utilizes relationships with key analysts and industry perspectives. Earnest Partners uses a statistical approach designed to measure and control the prospect of substantially underperforming the benchmark to seek to limit company specific risk in the Fund’s portfolio. Earnest Partners expects to invest in approximately 60 companies. The portfolio’s sector weightings are a result of, and secondary to, individual stock selections.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 20.17% for the quarter ended June 30, 2003 and the lowest quarterly return was -19.75% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/01)
Return Before Taxes – Class S	5.01%	11.85%
Return After Taxes on Distributions – Class S	4.31%	11.46%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	4.15%	10.22%
Return Before Taxes – Class Y	4.96%	11.78%
Return Before Taxes – Class L	4.76%	11.60%
Return Before Taxes – Class A+	-1.45%	9.72%
Return Before Taxes – Class N+	3.25%	11.05%

Russell 2000 Index^	4.55%	9.42%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  36  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%	.85%	.85%	.85%		.85%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%		.50%
Other Expenses	.20%	.24%	.39%	.39%		.44%
Total Annual Fund Operating Expenses(3)	1.05%	1.09%	1.24%	1.49%		1.79%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$107	$334	$579	$1,281
Class Y	$111	$347	$601	$1,327
Class L	$126	$393	$681	$1,497
Class A	$719	$1,020	$1,343	$2,251
Class N	$285	$564	$970	$2,102

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$182	$564	$970	$2,102

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Clover, T. Rowe Price and Earnest Partners Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

	Highest Quarter	Lowest Quarter
Clover Composite	26.50%, 2Q 1999	-22.35%, 3Q 2002
T. Rowe Price Account	19.85%, 2Q 1999	-19.82%, 3Q 1998
Earnest Partners Composite	24.38%, 2Q 1997	-14.23%, 3Q 2002

Clover, T. Rowe Price and Earnest Partners Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Since Inception
Clover Composite			(3/96)
Class S*	3.25%	12.69%	14.19%
Class Y*	3.21%	12.65%	14.15%
Class L*	3.06%	12.50%	13.99%
Class A*	-3.10%	10.92%	13.05%
Class N*	1.51%	11.93%	13.42%

Russell 2000 Index^	4.55%	8.22%	9.10%
T. Rowe Account			(4/97)
Class S*	7.07%	12.92%	12.49%
Class Y*	7.03%	12.88%	12.45%
Class L*	6.88%	12.73%	12.29%
Class A*	0.50%	11.16%	11.28%
Class N*	5.33%	12.18%	11.72%

Russell 2000 Index^	4.55%	8.22%	9.40%
Earnest Partners Composite			Ten Years
Class S*	12.23%	17.07%	21.99%
Class Y*	12.19%	17.03%	21.95%
Class L*	12.04%	16.88%	21.80%
Class A*	5.37%	15.25%	20.83%
Class N*	10.49%	16.32%	21.24%

Russell 2000 Index^	4.55%	8.22%	9.26%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The T. Rowe Price account represents the performance of a single, separately-managed private account. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Company Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  37  –

MassMutual Select Small Cap Core Equity Fund

Investment Objective

This Fund seeks long-term growth of capital through investment primarily in small capitalization equity securities.

Principal Investment Strategies and Risks

The Fund invests, under normal circumstances, at least 80% of its net assets in a broadly diversified portfolio of equity investments in small capitalization issuers, including foreign issuers that are traded in the United States. These issuers will have public market capitalizations similar to that of the range of market capitalizations of companies constituting the Russell 2000 Index at the time of investment—as of January 31, 2006, between $26 million and $4.9 billion. The range of capitalizations included in the index will fluctuate as market prices increase or decrease. The Fund’s investments are selected by the Fund’s Sub-Adviser, Goldman Sachs Asset Management, L.P. (“GSAM”) , using quantitative techniques to evaluate companies’ fundamental characteristics and seeking to maximize the Fund’s expected return, while maintaining style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks to create a portfolio consisting of companies with similar market capitalizations, but better momentum, profitability, valuation and other fundamental characteristics than the Russell 2000 Index. GSAM will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance

The Fund began operations March 31, 2006, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  38  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%	.75%	.75%	.75%		.75%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%		.50%
Other Expenses(3)	.38%	.48%	.63%	.63%		.68%
Total Annual Fund Operating Expenses	1.13%	1.23%	1.38%	1.63%		1.93%

Less Expense Reimbursement(4)	(.18%)	(.23%)	(.23%)	(.23%)		(.23%)
Net Fund Expenses(5)	.95%	1.00%	1.15%	1.40%		1.70%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$97	$341
Class Y	$102	$368
Class L	$117	$414
Class A	$710	$1,039
Class N	$276	$584

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$173	$584

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(4)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through March 31, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(5)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

GSAM Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by GSAM for all accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 21.32% for the quarter ended June 30, 2003 and the lowest was -22.88% for the quarter ended September 30, 1998.

GSAM Average Annual

Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares GSAM’s investment results for all accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year		Five Years	Since Inception (9/97)
GSAM Composite
Class S*		5.89%	9.45%	8.00%
Class Y*		5.84%	9.40%	7.95%
Class L*		5.69%	9.25%	7.80%
Class A*	-	0.62%	7.71%	6.78%
Class N*		4.14%	8.69%	7.24%

Russell 2000 Index^		4.55%	8.22%	7.05%

* Performance shown is a composite of all portfolios managed by GSAM with substantially similar investment objectives, policies and investment strategies as the Fund, and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Cap Core Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  39  –

MassMutual Select Mid Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital growth.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its net assets in stocks of companies with market capitalizations, at the time of purchase, that fall within the range of companies in either the S&P MidCap 400 Index or the Russell MidCap Growth Index – as of January 31, 2006, between $468 million and $23.8 billion. The remaining 20% may be invested in other types of securities such as bonds, cash, or cash equivalents, for temporary defensive purposes, if the Fund’s Sub-Adviser, Navellier & Associates, Inc. (“Navellier”) believes it will help protect the Fund from potential losses, or to meet shareholder redemptions. Up to 15% of the Fund’s net assets may be invested in foreign securities traded on the U.S. market.

The Fund is designed to achieve the highest possible returns while minimizing risk. Navellier’s selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. Navellier uses an objective, “bottom-up,” quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

Navellier mainly buys stocks of companies which it believes are poised to rise in price. The investment process focuses on “growth” variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

Navellier attempts to uncover stocks with strong return potential and acceptable risk characteristics. To do this, Navellier uses a proprietary computer model to calculate and analyze a “reward/risk ratio.” The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates. Navellier’s research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return was 17.81% for the quarter ended December 31, 2001 and the lowest was -27.38% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/3/99)
Return Before Taxes – Class S	12.82%	-2.91%	1.67%
Return After Taxes on Distributions – Class S	12.82%	-2.93%	1.10%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	8.33%	-2.46%	1.11%
Return Before Taxes – Class Y	12.86%	-2.99%	1.61%
Return Before Taxes – Class L	12.74%	-3.12%	1.47%
Return Before Taxes – Class A+	6.00%	-4.49%	0.32%
Return Before Taxes –Class N+	11.00%	-3.67%	0.90%

Russell 2500 Index^	8.11%	9.14%	10.38%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  40  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.70%	.70%	.70%	.70%		.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%		.50%
Other Expenses	.13%	.20%	.35%	.35%		.40%
Total Annual Fund Operating Expenses(3)	.83%	.90%	1.05%	1.30%		1.60%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$85	$265	$460	$1,024
Class Y	$92	$287	$498	$1,106
Class L	$107	$334	$579	$1,281
Class A	$701	$965	$1,248	$2,051
Class N	$266	$505	$871	$1,897

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$163	$505	$871	$1,897

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Navellier Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Navellier for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 46.15% for the quarter ended December 31, 1999 and the lowest was -20.81% for the quarter ended March 31, 2001.

Navellier Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares Navellier’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years		Since Inception (1/97)
Navellier Similar Accounts
Class S*	14.76%		0.90%	14.93%
Class Y*	14.69%		0.83%	14.85%
Class L*	14.54%		0.68%	14.70%
Class A*	7.72%	-	0.76%	7.03%
Class N*	12.99%		0.11%	14.13%

Russell 2500 Index^	8.11%		9.14%	10.73%

* Navellier’s Similar Account performance is a composite of all portfolios managed by Navellier with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. Navellier replaced Morgan Stanley Investments, LP as the Fund’s Sub-Adviser on May 1, 2002. The composite performance does not represent the historical performance of the MassMutual Select Mid Cap Growth Equity Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2500 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  41  –

MassMutual Select Mid Cap Growth Equity II Fund

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s Sub-Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), expects to grow at a faster rate than the average company. “Mid-cap” companies are defined as those whose market capitalizations, at the time of purchase, fall within the range of companies in either the S&P MidCap 400 Index or the Russell MidCap Growth Index – as of January 31, 2006, between $468 million and $23.8 billion. However, the Fund is not required to sell the stock of a company it already owns just because the company’s market capitalization has fallen outside that range.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure, and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, a portion of the Fund’s portfolio will be invested using active stock selection and fundamental research. The Fund’s portfolio will be broadly diversified, and this helps to mitigate the downside risk attributable to any single poorly-performing security.

As Sub-Adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies that have:

•	A demonstrated ability to consistently increase revenues, earnings, and cash flow;

•	Capable management;

•	Attractive business niches and operate in industries experiencing increasing demand;

•	A sustainable competitive advantage;

•	Proven products or services; or

•	Stock prices that appear to undervalue their growth prospects.

The Fund will generally invest its assets in U.S. common stocks. It may also invest in other securities, including foreign securities and derivatives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 20.91% for the quarter ended December 31, 2001 and the lowest quarterly return was -18.86% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (6/1/00)
Return Before Taxes – Class S	13.17%	7.63%	7.76%
Return After Taxes on Distributions – Class S	12.48%	7.49%	7.64%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	9.48%	6.62%	6.75%
Return Before Taxes – Class Y	13.06%	7.55%	7.68%
Return Before Taxes – Class L	12.94%	7.37%	7.50%
Return Before Taxes – Class A+	6.15%	5.84%	6.10%
Return Before Taxes – Class N+	11.28%	6.77%	6.91%

S&P MidCap 400 Index^	12.55%	8.60%	9.42%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The S&P MidCap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  42  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.75%	.75%	.75%	.75%		.75%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%		.50%
Other Expenses	.11%	.20%	.35%	.35%		.40%
Total Annual Fund Operating Expenses(3)	.86%	.95%	1.10%	1.35%		1.65%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$88	$274	$477	$1,059
Class Y	$97	$303	$525	$1,165
Class L	$112	$350	$606	$1,338
Class A	$706	$979	$1,273	$2,104
Class N	$271	$521	$897	$1,951

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$168	$521	$897	$1,951

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

T. Rowe Price

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by T. Rowe Price for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

	Highest Quarter	Lowest Quarter
T. Rowe Price Mutual Fund (for Brian Berghuis’ approach)	26.80%, 4Q 1998	-18.88%, 3Q 2002
T. Rowe Price Composite (for Donald Peters’ approach)	39.80%, 4Q 1999	-25.15%, 3Q 2001

T. Rowe Price Average Annual Total

Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares T. Rowe Price’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
T. Rowe Price Mutual Fund
Class S*	14.80%	7.81%	13.34%
Class Y*	14.70%	7.72%	13.25%
Class L*	14.65%	7.59%	13.11%
Class A*	7.73%	6.05%	12.18%
Class N*	13.00%	7.01%	12.54%

S&P MidCap 400 Index^	12.55%	8.60%	14.35%

T. Rowe Price Composite
Class S*	9.82%	2.89%	11.18%
Class Y*	9.72%	2.78%	11.07%
Class L*	9.57%	2.64%	10.93%
Class A*	3.03%	1.18%	10.03%
Class N*	8.02%	2.08%	10.37%

S&P MidCap 400 Index^	12.55%	8.60%	14.35%

* Performance shown is from a mutual fund and a composite of separately managed accounts of T. Rowe Price with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The performance of the mutual fund is of the T. Rowe Price Mid-Cap Growth Fund which is registered under the Investment Company Act of 1940. The mutual fund and composite performance do not represent the historical performance of the MassMutual Select Mid Cap Growth Equity II Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The S&P Mid Cap 400 Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  43  –

MassMutual Select Small Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the managers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, fall within the range of companies in the Russell 2000 Index or the S&P Small Cap 600 Index—as of January 31, 2006, between $26 million and $4.9 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. Two Sub-Advisers manage the Fund, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either index.

Wellington Management Company, LLP (“Wellington Management”) employs two investment approaches: one used by Kenneth Abrams and one used by Steven Angeli.

Wellington Management’s investment approach used by Mr. Abrams emphasizes its own proprietary fundamental research and bottom-up stock selection to identify what it believes to be the best small-capitalization companies. These companies generally share several common characteristics: financial strength; top market share; significant insider ownership; a high level of focus on core businesses; favorable industry dynamics; and significant potential appreciation over a three year time horizon.

Wellington Management’s investment approach used by Mr. Angeli employs its own proprietary fundamental research and bottom-up stock selection to identify small-capitalization growth companies with significant appreciation potential. This approach looks at both the life-cycle of a company and its fundamental characteristics. Companies whose stocks are purchased for the Fund generally share several common characteristics: sustainable revenue growth; superior market position; positive financial trends; and high quality management.

Both of the investment approaches employed by Wellington Management will generally sell companies from the Fund when: target prices are reached; detailed evaluation suggests that future upside potential is limited; company fundamentals are no longer attractive; superior purchase candidates are identified; or market capitalization ceilings are exceeded.

Waddell & Reed Investment Management Company (“Waddell & Reed”) uses a bottom-up process, generally emphasizing long-term growth potential and superior financial characteristics, such as: annual revenue and earnings growth rate of 15-20%+, pre-tax margins of 20%+, and low-debt capital structure. Generally, companies also are considered which are strong niche players with a defensible market position, have active involvement of the founder-entrepreneur and demonstrate commitment to their employees, customers, suppliers and shareholders.

Waddell & Reed buys companies with an anticipated 3-5 year holding period, and therefore expects this portion of the Fund’s portfolio to typically have lower than 50% annual turnover.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return was 22.76% for the quarter ended December 31, 2001 and the lowest was -24.73% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/3/99)
Return Before Taxes – Class S	11.23%	3.85%	8.14%
Return After Taxes on Distributions – Class S	11.23%	3.85%	7.91%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	7.30%	3.31%	6.97%
Return Before Taxes – Class Y	11.02%	3.72%	7.99%
Return Before Taxes – Class L	10.83%	3.56%	7.83%
Return Before Taxes – Class A+	4.19%	2.08%	6.61%
Return Before Taxes – Class N+	9.31%	2.98%	7.23%

Russell 2000 Index^	4.55%	8.22%	8.23%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  44  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.82%	.82%	.82%	.82%		.82%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%		.50%
Other Expenses	.15%	.29%	.44%	.44%		.49%
Total Annual Fund Operating Expenses(3)	.97%	1.11%	1.26%	1.51%		1.81%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$99	$309	$536	$1,188
Class Y	$113	$353	$611	$1,349
Class L	$128	$400	$691	$1,520
Class A	$721	$1,026	$1,352	$2,271
Class N	$287	$570	$980	$2,123

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$184	$570	$980	$2,123

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.
(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Wellington Management and Waddell & Reed

Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

	Highest Quarter	Lowest Quarter
Wellington Management Composite (for Kenneth Abrams’ approach)	35.19%, 4Q 1999	-22.18%, 3Q 2001
Wellington Management Composite (for Steven Angeli’s approach)	42.25%, 4Q 1999	-24.13%, 3Q 2001
Waddell & Reed Composite	44.12%, 4Q 1999	-22.21%, 3Q 2001

Wellington Management and Waddell & Reed

Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Wellington Management Composite (for Kenneth Abrams’ approach)
Class S*	8.17%	9.17%	14.92%
Class Y*	8.03%	9.02%	14.78%
Class L*	7.88%	8.87%	14.63%
Class A*	1.44%	7.33%	13.70%
Class N*	6.33%	8.30%	14.07%

Russell 2000 Index^	4.55%	8.22%	9.26%

			Since Inception (1/98)
Wellington Management Composite (for Steven Angeli’s approach)
Class S*	18.54%	4.05%	11.59%
Class Y*	18.40%	3.89%	11.44%
Class L*	18.25%	3.74%	11.29%
Class A*	11.22%	2.26%	10.20%
Class N*	16.70%	3.16%	10.70%

Russell 2000 Index^	4.55%	8.22%	6.87%

			Ten Years
Waddell & Reed Composite
Class S*	12.06%	6.04%	18.35%
Class Y*	11.92%	5.90%	18.21%
Class L*	11.77%	5.75%	18.05%
Class A*	5.10%	4.25%	17.10%
Class N*	10.22%	5.18%	17.48%

Russell 2000 Index^	4.55%	8.22%	9.26%

* Each Sub-Adviser’s Similar Account performance is a composite of all separately managed institutional accounts managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions. Each Sub-Adviser’s similar account performance has been adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. Wellington Management replaced J.P. Morgan Investment Management Inc. as a co-sub-adviser of the Fund on December 3, 2001. Each Sub-Adviser’s similar account performance does not represent the historical performance of the MassMutual Select Small Cap Growth Equity Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  45  –

MassMutual Select Small Company Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the Fund’s Sub-Advisers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000 Index or the S&P Small Cap 600 Index – as of January 31, 2006, between $26 million and $4.9 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

In selecting securities, Mazama Capital Management, Inc. (“Mazama”) seeks undiscovered and/or underappreciated companies that have one or all of the following characteristics: strong management team, the ability to attract talented employees, the best or one of the best in their industry, strong financials and financial trends and significant ownership by officers and directors. Mazama utilizes a proprietary Price Performance Model to assist it in identifying securities in which to invest.

Eagle Asset Management, Inc. (“Eagle”) uses extensive fundamental research to seek out rapidly growing, under-researched small cap companies trading at reasonable valuations. Such companies typically have accelerating earnings growth, a high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst such as an exciting new product, a management change or other restructuring. Securities will be sold if they reach what is believed to be an unsustainable valuation, if their fundamentals deteriorate, if the original investment thesis proved incorrect or if the industry dynamics have negatively changed.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 29.89% for the quarter ended June 30, 2003 and the lowest quarterly return was -19.88% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/01)
Return Before Taxes – Class S	-0.67%	3.49%
Return After Taxes on Distributions – Class S	-1.46%	2.42%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	-0.42%	2.46%
Return Before Taxes – Class Y	-0.68%	3.42%
Return Before Taxes – Class L	-0.88%	3.27%
Return Before Taxes – Class A+	-6.77%	1.48%
Return Before Taxes – Class N+	-2.37%	2.68%

Russell 2000 Index^	4.55%	9.42%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  46  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.85%	.85%	.85%	.85%		.85%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%		.50%
Other Expenses	.25%	.29%	.44%	.44%		.49%
Total Annual Fund Operating Expenses(3)	1.10%	1.14%	1.29%	1.54%		1.84%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$112	$350	$606	$1,338
Class Y	$116	$362	$627	$1,384
Class L	$131	$409	$707	$1,554
Class A	$724	$1,035	$1,367	$2,302
Class N	$290	$579	$996	$2,155

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$187	$579	$996	$2,155

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Mazama and Eagle Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

	Highest Quarter	Lowest Quarter
Mazama Composite	41.59%, 4Q 2001	-34.82%, 3Q 2001
Eagle Composite	27.10%, 2Q 1999	-25.69%, 3Q 1998

Mazama and Eagle Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Mazama Composite
Class S*	1.57%	3.22%	9.95%
Class Y*	1.53%	3.18%	9.91%
Class L*	1.38%	3.02%	9.75%
Class A*	-4.69%	1.55%	8.85%
Class N*	-0.17%	2.44%	9.18%

Russell 2000 Index^	4.55%	8.22%	9.26%
Eagle Composite
Class S*	2.53%	8.49%	9.68%
Class Y*	2.49%	8.45%	9.64%
Class L*	2.34%	8.29%	9.49%
Class A*	-3.78%	6.77%	8.59%
Class N*	0.79%	7.73%	8.93%

Russell 2000 Index^	4.55%	8.22%	9.26%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. The composite performance does not represent the historical performance of the MassMutual Select Small Company Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  47  –

MassMutual Select Emerging Growth Fund

Investment Objective

This Fund seeks capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing primarily in smaller, rapidly growing emerging companies. The Fund will generally invest in industry segments experiencing rapid growth, and will likely have a portion of its assets in technology and technology-related stocks. The Fund will normally invest at least 80% of its net assets in equity securities (primarily common stocks) of these emerging growth companies. The Fund may invest in both domestic and foreign securities. Although the Fund may invest in companies of any size, under current market conditions at the date of this prospectus, it is expected that a substantial portion of the Fund’s investments will be in companies with market capitalizations of $1.5 billion or less.

RS Investment Management, L.P. (“RS”), the Fund’s Sub-Adviser, considers companies that:

•	have distinct proprietary advantages;

•	are gaining market share;

•	have superior margins or experience superior profitability; and

•	have strong management teams.

A security may be sold when its price hits RS’ target. A security may also be sold if the company’s growth rate deteriorates or its performance disappoints, if its price appears overvalued, or if there has been an unfavorable change in the issuer’s management. The Fund may also sell a security if institutional ownership increases substantially.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 30.30% for the quarter ended December 31, 2001 and the lowest quarterly return was -30.49% for the quarter ended September 30, 2001.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Five Years	Since Inception (5/1/00)
Return Before Taxes – Class S	1.00%	-3.64%	-8.37%
Return After Taxes on Distributions – Class S	1.00%	-3.64%	-8.37%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	0.65%	-3.06%	-6.88%
Return Before Taxes – Class Y	0.83%	-3.80%	-8.51%
Return Before Taxes – Class L	0.84%	-3.96%	-8.64%
Return Before Taxes – Class A+	-5.43%	-5.35%	-9.83%
Return Before Taxes – Class N+	-0.83%	-4.51%	-9.18%

Russell 2000 Index^	4.55%	8.22%	6.52%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  48  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.79%	.79%	.79%	.79%		.79%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%		.50%
Other Expenses	.17%	.26%	.42%	.41%		.47%
Total Annual Fund Operating Expenses(3)	.96%	1.05%	1.21%	1.45%		1.76%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$98	$306	$531	$1,176
Class Y	$107	$334	$579	$1,281
Class L	$123	$384	$665	$1,463
Class A	$715	$1,009	$1,323	$2,209
Class N	$282	$555	$954	$2,070

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$179	$555	$954	$2,070

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

RS Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by RS for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

During the periods shown above, the highest quarterly return was 74.72% for the quarter ended December 31, 1999 and the lowest was -30.93% for the quarter ended September 30, 2001.

RS Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares RS’ investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to that of an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
RS Composite
Class S*	1.12%	-5.13%	11.81%
Class Y*	1.02%	-5.23%	11.71%
Class L*	0.87%	-5.39%	11.54%
Class A*	-5.16%	-6.76%	10.62%
Class N*	-0.68%	-5.97%	10.95%

Russell 2000 Index^	4.55%	8.22%	9.26%

* Performance shown is a composite of all portfolios managed by RS Investment Management with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. RS’ composite includes performance of the RS Emerging Growth Fund, which is registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MassMutual Select Emerging Growth Fund and should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  49  –

MassMutual Select Overseas Fund

Investment Objective

The Fund seeks growth of capital over the long-term by investing in both foreign and domestic equity securities.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America and Asia. The Fund’s two Sub-Advisers, Massachusetts Financial Services Company (“MFS”) and Harris Associates L.P. (“Harris”), are each responsible for a portion of the portfolio, but not necessarily equal weighted. Each focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins and/or capital efficiency. The Sub-Advisers also consider the macroeconomic outlook for various regional economies.

For MFS, a company’s principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in, a country, (b) has its principal securities trading markets in a country, (c) derives 50% of its total revenues from goods sold or services performed in the country, or (d) has 50% or more of its assets in the country.

MFS focuses on foreign countries that it believes have above average growth potential and that are also trading at a reasonable valuation. MFS may invest in securities traded in the Over-the-Counter (OTC) markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing its equity-oriented funds it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by a portfolio manager and MFS’ large group of equity research analysts.

Harris utilizes a fundamental, bottom-up investment strategy. Harris seeks out companies that it believes to be trading in the market at significant discounts to their underlying values. These businesses must offer, in Harris’ opinion, significant profit potential and be run by managers who think and act as owners. Harris’ research analysts are generalists and search for value in the stock market wherever it may be, regardless of industry, as well as in both established and emerging markets. This structure provides analysts with a much broader perspective and allows them to assess relative values among companies in different industry sectors.

Harris’ portfolio managers and analysts also look for value based on a company’s normalized earnings (after adjusting for cyclical influences) and asset value. A company must be selling at 30% or greater discount to its value to be a candidate for purchase. Stocks are analyzed in terms of financial strength, the position of the company in its industry, and the attractiveness of the industry.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Growth Company Risk, Over-the-Counter Risk and Leveraging Risk.

These Risks are described beginning on page 62.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 20.76% for the quarter ended June 30, 2003 and the lowest quarterly return was -21.22% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (5/1/01)
Return Before Taxes – Class S	11.73%	5.36%
Return After Taxes on Distributions –Class S	9.51%	4.86%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	9.44%	4.57%
Return Before Taxes – Class Y	11.69%	5.30%
Return Before Taxes – Class L	11.44%	5.15%
Return Before Taxes – Class A+	4.77%	3.58%
Return Before Taxes – Class N+	9.86%	4.57%

MSCI EAFE^	13.54%	6.71%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class A shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  50  –

Expense Information

	Class S	Class Y	Class L		Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None		5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None		None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(% of average net assets)
Management Fees	1.00%	1.00%	1.00%		1.00%		1.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None		.25%		.50%
Other Expenses	.17%	.22%	.37%		.37%		.42%
Total Annual Fund Operating Expenses	1.17%	1.22%	1.37%		1.62%		1.92%

Less Expense Reimbursement(3)	–	–	(.10%	)	(.10%	)	(.10%	)
Net Fund Expenses(4)	1.17%	1.22%	1.27%		1.52%		1.82%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$119	$372	$643	$1,418
Class Y	$124	$387	$670	$1,475
Class L	$129	$424	$740	$1,634
Class A	$722	$1,049	$1,398	$2,377
Class N	$288	$594	$1,028	$2,231

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$185	$594	$1,028	$2,231

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2)	Applies to shares redeemed within 18 months of purchase.
(3)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of other expenses for Class L, Class A and Class N of the Fund through March 31, 2007. The agreement cannot be terminated unilaterally by MassMutual.
(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Harris and MFS Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

	Highest Quarter	Lowest Quarter
Harris Composite	25.65%, 2Q 2003	-22.99%, 3Q 2002
MFS Composite	26.43%, 4Q 1999	-15.96%, 3Q 1998

Harris and MFS Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2005)

The table compares each Sub-Adviser’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
Harris Composite
Class S*	14.19%	9.94%	12.22%
Class Y*	14.14%	9.89%	12.17%
Class L*	14.09%	9.76%	12.03%
Class A*	7.30%	8.22%	11.12%
Class N*	12.54%	9.20%	11.47%

MSCI EAFE^	13.54%	4.55%	5.84%
MFS Composite			Since Inception (3/96)
Class S*	12.37%	6.74%	9.50%
Class Y*	12.32%	6.69%	9.45%
Class L*	12.27%	6.64%	9.39%
Class A*	5.58%	5.14%	8.48%
Class N*	10.72%	6.08%	8.83%

MSCI EAFE^	13.54%	4.55%	5.86%

* Each Sub-Adviser’s Similar Account performance is a composite of all portfolios managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Overseas Fund’s share classes, including sales loads. The bar chart is based on Class S expenses. MFS replaced American Century Global Investment Management, Inc. as one of the Fund’s Sub-Advisers on September 13, 2005. The composite performance does not represent the historical performance of the MassMutual Select Overseas Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For additional information, please refer to “Investment Performance” in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

^ MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  51  –

MassMutual Select Destination Retirement Funds

MassMutual Select Destination Retirement Income Fund

Investment Objective

The Fund seeks to achieve high current income and, as a secondary objective, capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of MassMutual equity, fixed income and money market funds using an asset allocation strategy designed for investors already in retirement.

•	Assets are allocated among underlying MassMutual Select Funds and MassMutual Premier Funds[1] according to a stable target asset allocation strategy that emphasizes fixed income and money market funds but also includes a smaller allocation to equity funds.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

MassMutual Select Destination Retirement 2010 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of MassMutual equity, fixed income and money market funds using an asset allocation strategy designed for investors expecting to retire around the year 2010.

•	Assets are allocated among underlying MassMutual Select Funds and MassMutual Premier Funds[1] according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2010).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

(1)	MassMutual Premier Funds are offered in a separate prospectus.

MassMutual Select Destination Retirement 2020 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of MassMutual equity, fixed income and money market funds using an asset allocation strategy designed for investors expecting to retire around the year 2020.

•	Assets are allocated among underlying MassMutual Select Funds and MassMutual Premier Funds[1] according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2020).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

MassMutual Select Destination Retirement 2030 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of MassMutual equity, fixed income and money market funds using an asset allocation strategy designed for investors expecting to retire around the year 2030.

•	Assets are allocated among underlying MassMutual Select Funds and MassMutual Premier Funds[1] according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2030).

–  52  –

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

MassMutual Select Destination Retirement 2040 Fund

Investment Objective

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by investing in a combination of MassMutual equity, fixed income and money market funds using an asset allocation strategy designed for investors expecting to retire around the year 2040.

•	Assets are allocated among underlying MassMutual Select Funds and MassMutual Premier Funds[1] according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2040).

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 62.

More Principal Investment Strategies and Risks

MassMutual invests each Destination Retirement Fund’s assets in a combination of MassMutual Select Funds and MassMutual Premier Funds1 (together, “MassMutual Funds”): domestic and international equity funds, investment-grade fixed-income funds, and money market funds (underlying MassMutual Funds). The Destination Retirement Funds differ primarily due to their asset allocations among these fund types.

MassMutual allocates the assets of each Destination Retirement Fund with a target retirement date (Destination Retirement 2010, Destination Retirement 2020, Destination Retirement 2030, and Destination Retirement 2040) among underlying MassMutual Funds according to an asset allocation strategy that becomes increasingly conservative over time. Each fund’s name refers to the approximate retirement year of the investors for whom the fund’s asset allocation strategy is designed. For example, Destination Retirement 2030, which is designed for investors planning to retire around the year 2030, currently has an aggressive target asset allocation

(1)	MassMutual Premier Funds are offered in a separate prospectus.

(relative to the other Destination Retirement Funds), with a substantial portion of its assets invested in equity funds and a modest portion of its assets invested in fixed-income funds. By contrast, Destination Retirement 2010 currently has a more conservative target asset allocation, with less than half of its assets invested in equity funds and the majority of its assets invested in fixed-income and money market funds.

Destination Retirement Income is designed for investors in their retirement years. MassMutual allocates the fund’s assets according to a stable target asset allocation that emphasizes fixed-income and money market funds but also includes a smaller allocation to equity funds.

When the target asset allocation of another Destination Retirement Fund matches Destination Retirement Income’s target asset allocation (approximately five to ten years after the fund’s retirement date), it is expected that the fund will be combined with Destination Retirement Income and the fund’s shareholders will become shareholders of Destination Retirement Income. This may be done without a vote of shareholders if the Trust’s Board of Trustees determines at the time of the proposed combination that combining the funds is in the best interests of the funds and their shareholders. The objectives and policies stated above are non-fundamental and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders.

MassMutual intends to manage each Destination Retirement Fund according to its target asset allocation strategy, and does not intend to trade actively among underlying MassMutual Funds or intend to attempt to capture short-term market opportunities. However, MassMutual may modify the target asset allocation strategy for any Destination Retirement Fund and modify the selection of underlying MassMutual Funds for any Destination Retirement Fund from time to time.

The following table contains guidelines designed to help investors select an appropriate Destination Retirement Fund. The guidelines are based on the year in which the investor anticipates his or her retirement to begin and assume a retirement age of 65.

Retirement Year	Fund
Retired before 2006	Destination Retirement Income
2006-2015	Destination Retirement 2010
2016-2025	Destination Retirement 2020
2026-2035	Destination Retirement 2030
2036-2045	Destination Retirement 2040

–  53  –

The following table lists the underlying MassMutual Funds in which each Destination Retirement Fund currently may invest and each Destination Retirement Fund’s approximate target asset allocation to each underlying MassMutual Fund as of the date of this prospectus. MassMutual may change these percentages over time and may invest in any other MassMutual Funds, including any MassMutual Funds that may be created in the future.

Investment Option Categories	Destination Retirement Income	Destination Retirement 2010	Destination Retirement 2020	Destination Retirement 2030	Destination Retirement 2040

Equity	25%	39%	58%	83%	99%
Domestic Equity
Select Fundamental Value (Wellington)	0%	5%	9%	13%	15%
Select Large Cap Value (Davis)	7%	6%	9%	12%	15%
Select Growth Equity (GMO)	7%	11%	9%	13%	15%
Select Aggressive Growth (Sands Capital)	0%	0%	8%	12%	14%
Premier Small Company Opportunities (Babson Capital)	6%	6%	5%	0%	0%
Select Small Company Value (Clover/T. Rowe Price/Earnest Partners)	0%	0%	0%	5%	7%
Select Focused Value (Harris/Cooke & Bieler)	0%	0%	4%	5%	6%
Select Mid Cap Growth II (T. Rowe Price)	0%	4%	5%	5%	6%
Select Emerging Growth (RS)	0%	0%	0%	5%	6%

International Equity
Select Overseas (Harris/MFS)	5%	7%	9%	13%	15%

Fixed Income & Short Term/Money Market	75%	61%	42%	17%	1%
Premier Core Bond (Babson Capital)	18%	15%	12%	2%	0%
Premier Diversified Bond (Babson Capital)	18%	15%	11%	7%	0%
Premier Inflation-Protected Bond (Babson Capital)	19%	15%	13%	8%	1%
Premier Short-Duration Bond (Babson Capital)	15%	11%	6%	0%	0%
Premier Money Market (Babson Capital)	5%	5%	0%	0%	0%

–  54  –

The following chart illustrates each Destination Retirement Fund’s approximate target asset allocation among equity and fixed-income funds as of the date of this prospectus. The Destination Retirement Funds’ target asset allocations may differ from this illustration. MassMutual periodically reviews the target allocations and underlying investment options and these and other components of the Destination Retirement Funds may change at any time. The chart below is presented only as an illustration of how the process of re-allocation occurs as each fund approaches its target date.

–  55  –

MassMutual Select Destination Retirement Income Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 3.91% for the quarter ended December 31, 2004 and the lowest quarterly return was -1.07% for the quarter ended June 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class S	3.29%	4.98%
Return After Taxes on Distributions – Class S	1.84%	3.71%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	2.25%	3.56%
Return Before Taxes – Class Y	3.16%	4.96%
Return Before Taxes – Class L	3.15%	4.86%
Return Before Taxes – Class A+	-3.06%	1.53%
Return Before Taxes – Class N+	1.51%	4.24%

Custom Destination Income Index^	3.99%	8.62%
Lipper Balanced Fund Index^^	5.19%	7.12%
Lehman Brothers Aggregate Bond Index^^^	2.43%	3.42%
S&P 500® Index^^^^	4.91%	7.95%

MassMutual Select Destination Retirement 2010 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 5.06% for the quarter ended December 31, 2004 and the lowest quarterly return was -0.85% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class S	4.15%	5.95%
Return After Taxes on Distributions – Class S	2.96%	5.02%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	2.83%	4.58%
Return Before Taxes – Class Y	4.22%	5.93%
Return Before Taxes – Class L	4.03%	5.83%
Return Before Taxes – Class A+	-2.15%	2.49%
Return Before Taxes – Class N+	2.51%	5.23%

Custom Destination 2010 Index^	4.52%	9.46%
Lipper Balanced Fund Index^^	5.19%	7.12%
Lehman Brothers Aggregate Bond Index^^^	2.43%	3.42%
S&P 500® Index^^^^	4.91%	7.95%

–  56  –

MassMutual Select Destination Retirement 2020 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 7.08% for the quarter ended December 31, 2004 and the lowest quarterly return was -1.76% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class S	5.65%	7.88%
Return After Taxes on Distributions – Class S	4.56%	6.99%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	3.98%	6.32%
Return Before Taxes – Class Y	5.63%	7.82%
Return Before Taxes – Class L	5.50%	7.75%
Return Before Taxes – Class A+	-0.82%	4.33%
Return Before Taxes – Class N+	3.99%	7.16%

Custom Destination 2020 Index^	5.41%	11.06%
Lipper Balanced Fund Index^^	5.19%	7.12%
Lehman Brothers Aggregate Bond Index^^^	2.43%	3.42%
S&P 500® Index^^^^	4.91%	7.95%

MassMutual Select Destination Retirement 2030 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 9.64% for the quarter ended December 31, 2004 and the lowest quarterly return was -2.51% for the quarter ended March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class S	6.98%	9.80%
Return After Taxes on Distributions – Class S	6.19%	9.23%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	4.90%	8.16%
Return Before Taxes – Class Y	6.97%	9.73%
Return Before Taxes – Class L	6.92%	9.65%
Return Before Taxes – Class A+	0.44%	6.17%
Return Before Taxes – Class N+	5.20%	8.99%

Custom Destination 2030 Index^	6.68%	13.03%
Lipper Balanced Fund Index^^	5.19%	7.12%
Lehman Brothers Aggregate Bond Index^^^	2.43%	3.42%
S&P 500® Index^^^^	4.91%	7.95%

–  57  –

MassMutual Select Destination Retirement 2040 Fund

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

Class S Shares

During the periods shown above, the highest quarterly return for the Fund was 10.87% for the quarter ended December 31, 2004 and the lowest quarterly return was -2.75% for the quarters ended September 30, 2004 and March 31, 2005.

Average Annual Total Returns(1)

(for the periods ended December 31, 2005)

The table shows the risk of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods.

	One Year	Since Inception (12/31/03)
Return Before Taxes – Class S	8.00%	10.82%
Return After Taxes on Distributions – Class S	7.29%	10.38%
Return After Taxes on Distributions and Sale of Fund Shares – Class S	5.61%	9.13%
Return Before Taxes – Class Y	7.88%	10.76%
Return Before Taxes – Class L	7.75%	10.64%
Return Before Taxes – Class A+	1.29%	7.16%
Return Before Taxes – Class N+	6.11%	10.02%

Custom Destination 2040 Index^	7.40%	14.16%
Lipper Balanced Fund Index^^	5.19%	7.12%
Lehman Brothers Aggregate Bond Index^^^	2.43%	3.42%
S&P 500® Index^^^^	4.91%	7.95%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+ Performance for Class A and Class N shares of the Fund reflects any applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

^ The Custom Destination Income Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), Lehman Brothers Aggregate Bond and T-Bill indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement Income Fund.

The Custom Destination 2010 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), Lehman Brothers Aggregate Bond and T-Bill indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2010 Fund.

The Custom Destination 2020 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Lehman Brothers Aggregate Bond indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2020 Fund.

The Custom Destination 2030 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Lehman Brothers Aggregate Bond indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2030 Fund.

The Custom Destination 2040 Index comprises the MSCI EAFE and Dow Jones Wilshire 5000 (full cap) indexes. The weightings of each index can vary depending on the weightings of the underlying mutual funds composing the Destination Retirement 2040 Fund.

The MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

The Dow Jones Wilshire 5000 Total Market Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

91-day Treasury Bills are unmanaged and do not incur expenses or reflect any deduction for taxes. Treasury Bills are backed by the full faith and credit of the United States government and offer a fixed rate of interest.

^^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual Funds within the Lipper Balanced Category. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  58  –

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

Destination Retirement Income

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	50%
Other Expenses	.04%	.07%	.17%	.17%	.22%
Total Annual Fund Operating Expenses(3)(4)	.09%	.12%	.22%	.47%	.77%

Destination Retirement 2010

	Class S		Class Y		Class L		Class A		Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%		.05%		.05%		.05%		.05%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses	.09%		.14%		.24%		.24%		.29%
Total Annual Fund Operating Expenses	.14%		.19%		.29%		.54%		.84%

Less Expense Reimbursement(5)	(.04%	)	(.04%	)	(.04%	)	(.04%	)	(.04%	)
Net Fund Expenses(4)	.10%		.15%		.25%		.50%		.80%

Destination Retirement 2020

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.05%	.09%	.20%	.20%	.25%
Total Annual Fund Operating Expenses(4)(6)	.10%	.14%	.25%	.50%	.80%

Destination Retirement 2030

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.05%	.10%	.20%	.20%	.25%
Total Annual Fund Operating Expenses(4)(5)	.10%	.15%	.25%	.50%	.80%

Destination Retirement 2040

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.05%	.10%	.20%	.20%	.25%
Total Annual Fund Operating Expenses(4)(5)	.10%	.15%	.25%	.50%	.80%

In addition to the total and net operating expenses shown above, each Destination Retirement Fund, as a shareholder in an underlying MassMutual Fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying MassMutual Fund, and each Destination Retirement Fund’s investment return will be net of underlying MassMutual Fund expenses. Each Destination Retirement Fund will invest in Class S shares of the underlying MassMutual Funds.

–  59  –

The combined net expense ratios of each Destination Retirement Fund (calculated as a percentage of average net assets) are as follows:

	Combined net expense ratio for each Destination Retirement Fund and the underlying MassMutual Funds

	Class S	Class Y	Class L	Class A	Class N

Destination Retirement Income	.73%	.76%	.86%	1.11%	1.41%

Destination Retirement 2010	.78%	.83%	.93%	1.18%	1.48%

Destination Retirement 2020	.84%	.88%	.99%	1.24%	1.54%

Destination Retirement 2030	.93%	.98%	1.08%	1.33%	1.63%

Destination Retirement 2040	.98%	1.03%	1.13%	1.38%	1.68%

Each Destination Retirement Fund’s combined net expense ratio is based on its net operating expense ratio plus a weighted average of the net operating expense ratios of the underlying MassMutual Funds in which it was invested (for each underlying MassMutual Fund’s most recently reported fiscal year) as of December 31, 2005. The combined net expense ratios for each Destination Retirement Fund may be higher or lower depending on the allocation of a fund’s assets among the underlying MassMutual Funds and the actual expenses of the underlying MassMutual Funds.

Examples

These examples are intended to help you compare the cost of investing in the Destination Retirement Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s net operating expenses, which include the weighted average of the net operating expenses of each of the underlying MassMutual Funds, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Destination Retirement Income

	1 Year	3 Years	5 Years	10 Years
Class S	$74	$233	$405	$904
Class Y	$78	$242	$422	$940
Class L	$88	$274	$476	$1,058
Class A	$682	$908	$1,152	$1,847
Class N	$247	$446	$771	$1,687

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$144	$446	$771	$1,687

Destination Retirement 2010

	1 Year	3 Years	5 Years	10 Years
Class S	$80	$258	$451	$1,008
Class Y	$85	$274	$478	$1,067
Class L	$95	$305	$532	$1,184
Class A	$689	$937	$1,204	$1,963
Class N	$254	$477	$825	$1,806

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$151	$477	$825	$1,806

Destination Retirement 2020

	1 Year	3 Years	5 Years	10 Years
Class S	$86	$268	$465	$1,034
Class Y	$90	$280	$487	$1,081
Class L	$101	$315	$546	$1,209
Class A	$695	$946	$1,217	$1,986
Class N	$260	$486	$839	$1,830

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$157	$486	$839	$1,830

–  60  –

Destination Retirement 2030

	1 Year	3 Years	5 Years	10 Years
Class S	$95	$298	$517	$1,147
Class Y	$101	$314	$544	$1,205
Class L	$111	$345	$598	$1,321
Class A	$704	$975	$1,265	$2,088
Class N	$270	$516	$889	$1,935

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$166	$516	$889	$1,935

Destination Retirement 2040

	1 Year	3 Years	5 Years	10 Years
Class S	$100	$313	$542	$1,201
Class Y	$105	$328	$569	$1,259
Class L	$115	$360	$623	$1,374
Class A	$709	$988	$1,288	$2,137
Class N	$274	$530	$913	$1,985

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$171	$530	$913	$1,985

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Funds at these amounts through March 31, 2007, to the extent that Total Annual Fund Operating Expenses would otherwise exceed, 0.12%, 0.15%, 0.25%, 0.50% and 0.80% for Classes S, Y, L, A and N, respectively. The agreement cannot be terminated unilaterally by MassMutual.

(4)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

(5)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund at these amounts through March 31, 2007. The agreement cannot be terminated unilaterally by MassMutual.

(6)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Funds at these amounts through March 31, 2007, to the extent that Total Annual Fund Operating Expenses would otherwise exceed, for all classes except Class Y, the percentage noted in this table, and for Class Y 0.15%. The agreement cannot be terminated unilaterally by MassMutual.

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Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks”. These Principal Risks are summarized in this section. The chart at the end of this section displays similar information. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

•	Market Risk – Bond Funds

All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Strategic Bond Fund and the Destination Retirement Funds are subject to market risk because they invest some or all of their assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Funds will likely fall. If interest rates fall, most securities held by Funds paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on a Fund’s debt securities, weighted by the dollar amount of each payment. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

•	Market Risk – Equity Funds

Except for the Strategic Bond Fund, all of the Funds are subject to market risk since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Strategic Bond Fund to the extent it invests in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income and principal than investment grade securities. The Strategic Bond Fund invests in foreign debt securities and, accordingly, is also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations”. Those sections also include more information about the funds, their investments and the related risks.

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•	Management Risk. All the Funds, other than the Indexed Equity Fund and the OTC 100 Fund, are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund’s investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund’s investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

•	Tracking Error Risk. There are several reasons that the Indexed Equity Fund’s or the OTC 100 Fund’s performance may not track the relevant Index exactly. Unlike the Index, each Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

•	Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Strategic Bond Fund to the extent the Fund invests to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Fund is also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk tend to involve greater liquidity risk. Accordingly, the Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Overseas Fund and the Destination Retirement Funds may be subject to liquidity risk.

•	Derivative Risk. All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds may sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund’s use of derivatives may affect the timing and amount of taxes payable by shareholders.

•

Non-Diversification Risk.  Diversification is a way for a Fund to reduce its risk. It means that the Fund invests in securities of a broad range of companies. A “non-diversified” fund may purchase larger positions in a smaller number of issuers. Therefore, the increase or decrease in the value of each single stock will have a greater impact on the Fund’s net asset value. In addition, the Fund’s net asset value can be expected to fluctuate more than a comparable diversified fund. This fluctuation can also affect the Fund’s performance. The Value Equity Fund, the Aggressive Growth Fund and the Focused Value Fund are actively managed non-diversified

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funds. Each Fund’s investment Sub-Adviser uses a strategy of limiting the number of companies which the Fund will hold. The Indexed Equity Fund and the OTC 100 Fund also are considered non-diversified funds. They attempt to satisfy their investment objectives of replicating a particular index by purchasing the securities in the index without regard to how much of each security the Funds buy.

•	Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated. The Strategic Bond Fund, the Strategic Balanced Fund, the Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Overseas Fund and the Destination Retirement Funds, are subject to foreign investment risk.

These Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•	Emerging Markets Risk. The Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Growth Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Overseas Fund and the Destination Retirement Funds may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•

Currency Risk.  The Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth

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Fund, the Overseas Fund and the Destination Retirement Funds are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. Dollar, or, in the case of hedging positions, the U.S. Dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•	Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund and the Destination Retirement Funds generally have the greatest exposure to this risk.

•	Growth Company Risk. Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Overseas Fund and the Destination Retirement Funds generally have the greatest exposure to this risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. These Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Value Company Risk. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Core Opportunities Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund and the Destination Retirement Funds generally have the greatest exposure to this risk.

•	Over-the-Counter Risk. OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and funds that invest in these stocks may experience difficulty in purchasing or selling these securities at a fair price.

•	Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests. Leveraging may increase the assets on which the investment adviser’s fee is based.

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Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have risks not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diversi- fication Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Value Company Risk	Over- the- Counter Risk	Lever- aging Risk

Strategic Bond Fund	X	X	X		X	X	X		X	X	X					X

Strategic Balanced Fund	X	X	X		X	X	X		X	X	X					X

Diversified Value Fund	X	X	X				X		X					X		X

Fundamental Value Fund	X	X	X			X	X		X	X	X			X		X

Large Cap Value Fund	X	X	X				X		X		X			X		X

Value Equity Fund	X	X	X			X	X	X	X	X	X			X		X

Indexed Equity Fund	X	X		X			X	X	X		X		X			X

Core Opportunities Fund	X	X	X				X		X		X		X	X		X

Blue Chip Growth Fund	X	X	X				X		X		X		X			X

Large Cap Growth Fund	X	X	X			X	X		X	X	X		X			X

Growth Equity Fund	X	X	X				X		X		X		X			X

Aggressive Growth Fund	X	X	X			X	X	X	X	X	X	X	X			X

OTC 100 Fund	X	X		X		X	X	X				X	X		X	X

Focused Value Fund	X	X	X			X	X	X	X			X		X		X

Small Cap Value Equity Fund	X	X	X			X	X		X		X	X		X		X

Small Company Value Fund	X	X	X			X	X		X		X	X		X		X

Small Cap Core Equity Fund	X	X	X			X	X		X		X	X	X	X		X

Mid Cap Growth Equity Fund	X	X	X			X	X		X		X	X	X			X

Mid Cap Growth Equity II Fund	X	X	X			X	X		X		X	X	X			X

–  66  –

Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diversi- fication Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Value Company Risk	Over- the- Counter Risk	Lever- aging Risk

Small Cap Growth Equity Fund	X	X	X			X	X		X	X	X	X	X		X	X

Small Company Growth Fund	X	X	X			X	X		X	X	X	X	X			X

Emerging Growth Fund	X	X	X			X	X		X	X	X	X	X			X

Overseas Fund	X	X	X			X	X		X	X	X		X		X	X

Destination Retirement Income Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2010 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2020 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2030 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

Destination Retirement 2040 Fund	X	X	X		X	X	X		X	X	X	X	X	X	X	X

–  67  –

About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”) located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2005, MassMutual, together with its subsidiaries, had assets under management in excess of $390 billion.

MassMutual will be paid an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .55% for the Strategic Bond Fund; .60% for the Strategic Balanced Fund; .50% for the Diversified Value Fund; .65% for the Fundamental Value Fund; .70% for the Value Equity Fund; .65% for the Large Cap Value Fund; .10% for the Indexed Equity Fund; .70% for the Core Opportunities Fund; ..70% for the Blue Chip Growth Fund; .65% for the Large Cap Growth Fund; .68% for the Growth Equity Fund; .73% for the Aggressive Growth Fund; .15% for the OTC 100 Fund; .69% for the Focused Value Fund; .75% for the Small Cap Value Equity Fund; .85% for the Small Company Value Fund; .75% for the Small Cap Core Equity Fund; .70% for the Mid Cap Growth Equity Fund; .75% for the Mid Cap Growth Equity II Fund; .82% for the Small Cap Growth Equity Fund; .85% for the Small Company Growth Fund; .79% for the Emerging Growth Fund; 1.00% for the Overseas Fund; and .05% for each of the Destination Retirement Funds.

A discussion regarding the basis for the board of trustees approving any investment advisory contract of the Funds is available in the Funds’ semi-annual report to shareholders dated June 30, 2005 or in the Funds’ annual report to shareholders dated December 31, 2005.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee ranges for each share class of the Funds are .0116% to .3744% for Class S shares; .0459% to .4744% for Class Y shares; .1459% to .6244% for Class L and Class A shares; and .1959% to .6744% for Class N shares.

MassMutual, as each Destination Retirement Fund’s investment adviser, administers the asset allocation program for each Destination Retirement Fund. This function is performed by MassMutual’s Asset Allocation Committee, led by Kristin Bushard, CFA. Ms. Bushard joined MassMutual in 2003 as Managing Director for the MassMutual Retirement Services Investment Services Group. She leads a team of investment professionals who conduct money manager research for the MassMutual Investment Program. Prior to joining MassMutual, Ms. Bushard worked in various positions at Allmerica Financial, including investment consulting for the company’s variable and group retirement products, and stable value risk analysis. In addition to Ms. Bushard, the regular members of MassMutual’s Asset Allocation Committee include Bruce Picard Jr., CFA and Christine Sanford. Ms. Sanford joined MassMutual in 2002 as Director of Investment Marketing. Prior to joining MassMutual, Ms. Sanford worked in various positions at Fidelity Investments covering investment and retirement product development. Mr. Picard joined MassMutual in 2005 as Investment Consultant. Prior to joining MassMutual, Mr. Picard was a Vice President at Loomis, Sayles & Co. LP, where he worked in various positions covering research, portfolio analysis and product development for the company’s Specialty Growth and mutual fund units.

MassMutual contracts with the following Sub-Advisers to help manage the Funds:

AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105, manages the investments of the Diversified Value Fund and the Large Cap Growth Fund. AllianceBernstein is a limited partnership, the majority ownership interests in which are held by its affiliates: AllianceBernstein Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of December 31, 2005, AllianceBernstein managed approximately $579 billion in assets.

Marilyn G. Fedak

is a portfolio manager of the Diversified Value Fund, which is managed on a team basis. Ms. Fedak joined Bernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since

–  68  –

2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. From 1993 – 2000, Ms. Fedak was Chief Investment Officer for U.S. Value Equities. In 2003, she named John Mahedy, a Senior Vice President, her co-CIO. Ms. Fedak serves on AllianceBernstein’s Management Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak is also a Director of SCB Inc. Ms. Fedak had served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with Alliance Capital in 2000. Early in her career at Bernstein, she played a key role in developing its US Diversified Value service. Prior to joining Bernstein, Ms. Fedak was a portfolio manager and research analyst at Morgan Guaranty Trust Company from 1972 to 1983.

John P. Mahedy

is a portfolio manager of the Diversified Value Fund, which is managed on a team basis. Mr. Mahedy was named Co-CIO – US Value equities in 2003. He continues to serve as director of research – US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services briefly at Morgan Stanley for three years in the early 1990s.

Christopher W. Marx

is a portfolio manager of the Diversified Value Fund, which is managed on a team basis. Mr. Marx is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Prior to that, he spent six years as a consultant for Deloitte & Touche and the Boston Consulting Group.

John D. Phillips, Jr.

is a portfolio manager of the Diversified Value Fund, which is managed on a team basis. Mr. Phillips is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of Bernstein’s Proxy Voting Committee. Before joining Bernstein in 1994, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis from 1992 to 1993. Previously, he was at State Street Research and Management Co. in Boston from 1972 to 1992, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee.

Jason P. Ley

is a portfolio manager of the Large Cap Growth Fund. Mr. Ley, a Senior Vice President, was also a portfolio manager on the Global/International Large Cap Growth teams from 2002 through September 2004. Prior to joining the US Large Cap Growth team at AllianceBernstein in 2000, Mr. Ley was a senior market analyst for Medtronic Corporation in Minneapolis. In addition, Mr. Ley previously developed and operated a chain of retail stores in southern Arizona for five years.

Stephanie Simon

is a portfolio manager of the Large Cap Growth Fund. Ms. Simon, a Senior Vice President, joined AllianceBernstein in 1998 as a member of the US Large Cap Growth portfolio management team after serving as chief investment officer for Sargent Management Company, a private investment firm in Minneapolis. Previously Ms. Simon was with First American Asset Management, the investment arm of US Bancorp, for four years. Prior to moving to Minneapolis, Ms. Simon was with Citicorp in New York, where she provided corporate finance for media and communications companies for four years.

Clover Capital Management, Inc. (“Clover”), located at 400 Meridian Centre, Suite 200, Rochester, New York 14618, manages a portion of the portfolio of the Small Company Value Fund. As of December 31, 2005, Clover, founded in 1984, managed approximately $2.5 billion in assets for individuals, employee benefit plans, endowments and foundations.

Lawrence R. Creatura

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Creatura, a Chartered Financial Analyst, is a specialist in portfolio construction and risk control. Mr. Creatura conducts investment

–  69  –

research in real estate related industries and contributes to Clover’s quantitative research work. Prior to joining Clover in 1994, Mr. Creatura spent several years in laser research for medical applications.

Michael E. Jones

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Jones, a Chartered Financial Analyst, is the Chief Executive Officer and a co-founder of Clover. Mr. Jones’ primary role is Director of Investment Strategy, where he oversees Clover’s portfolio management effort. In addition to his strategy and portfolio management responsibilities, Mr. Jones conducts equity research in the Health Care sector.

Stephen K. Gutch

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Gutch, a Chartered Financial Analyst, conducts investment research in both the Financial Services and Consumer Discretionary sectors. Prior to joining Clover in 2003, Mr. Gutch worked as an analyst for Continental Advisors, LLC where he co-managed and conducted research for the firm’s financial services hedge fund. Previous to this, he spent five years with Fulcrum Investment Group, LLC in Chicago where he managed their financial services portfolio.

Cooke & Bieler, L.P. (“Cooke & Bieler”), located at 1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103, manages a portion of the portfolio of the Focused Value Fund. As of December 31, 2005, Cooke & Bieler had approximately $7.7 billion in assets under management.

Michael M. Meyer

has been a co-lead portfolio manager of a portion of the Focused Value Fund since June 1, 2004. Mr. Meyer, a Chartered Financial Analyst, began his career at Sterling Capital Management as an equity analyst and head equity trader. He joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst.

James R. Norris

has been a co-lead portfolio manager of a portion of the Focused Value Fund since June 1, 2004. Mr. Norris spent nearly ten years with Sterling Capital Management as Senior Vice President of Equity Portfolio Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst.

Kermit S. Eck

has been a portfolio manager of a portion of the Focused Value Fund since June 1, 2004. Mr. Eck, a Chartered Financial Analyst, joined Cooke & Bieler in 1980 and left in 1984 to become Director of Product Marketing for Eczel Corp. From 1987 to 1992, he served as Executive Vice President of Keystone Natural Water. He rejoined Cooke & Bieler in 1992 and currently is a Partner, Portfolio Manager and Research Analyst.

Edward W. O’Connor

has been a portfolio manager of a portion of the Focused Value Fund since June 1, 2004. Mr. O’Connor, a Chartered Financial Analyst, spent three years at Cambiar Investors in Denver, Colorado where he served as an equity analyst and portfolio manager and participated in Cambiar’s 2001 management buyout. He joined Cooke & Bieler in 2002 where he is currently a Portfolio Manager and Research Analyst.

R. James O’Neil

has been a portfolio manager of a portion of the Focused Value Fund since June 1, 2004. Mr. O’Neil, a Chartered Financial Analyst, served as an Investment Officer in the Capital Markets Department at Mellon Bank beginning in 1984. He joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst.

Mehul Trivedi

has been a portfolio manager of a portion of the Focused Value Fund since June 1, 2004. Mr. Trivedi, a Chartered Financial Analyst, was a fixed income analyst at Blackrock Financial Management and then a product manager at PNC Asset Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst.

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Daren C. Heitman

has been a portfolio manager of a portion of the Focused Value Fund since April 1, 2005. Mr, Heitman, a Chartered Financial Analyst, worked at Skyline Asset Management as both an analyst and portfolio manager while earning his MBA. He joined Cooke & Bieler in 2005 after serving as a senior analyst for five years at Schneider Capital Management in suburban Philadelphia.

Davis Selected Advisers, L.P. (“Davis”), located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706 manages the investments of the Large Cap Value Fund. As of December 31, 2005, Davis had approximately $72 billion in assets under management.

Christopher C. Davis

is a portfolio manager of the Large Cap Value Fund. Mr. Davis serves as portfolio manager for a number of equity funds managed by Davis. Mr. Davis has served as a portfolio manager since 1995. Previously, Mr. Davis served as a research analyst at Davis beginning in 1989.

Kenneth C. Feinberg

is a portfolio manager of the Large Cap Value Fund. Mr. Feinberg serves as portfolio manager for a number of equity funds managed by Davis. Mr. Feinberg has served as a portfolio manager since 1998. Previously, Mr. Feinberg served as a research analyst at Davis, beginning in 1994.

Eagle Asset Management, Inc. (“Eagle”), located at 880 Carillon Parkway, St. Petersburg, Florida 33716, manages a portion of the portfolio of the Small Company Growth Fund. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc., a St. Petersburg, Florida-based financial services company. As of December 31, 2005, Eagle managed over $11 billion in assets.

Bert L. Boksen

is the portfolio manager of a portion of the Small Company Growth Fund. Mr. Boksen is a Managing Director at Eagle and has over 27 years of investment experience. He has portfolio management responsibilities for all of Eagle’s small cap growth equity accounts. Prior to joining Eagle in 1995, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen began his investing career as an analyst at Standard and Poor’s.

EARNEST Partners, LLC (“Earnest Partners”), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309, manages a portion of the portfolio of the Small Company Value Fund. Earnest Partners manages small-, mid- and large-cap equity investment products as well as fixed income products. As of December 31, 2005, Earnest Partners advised approximately $22.7 billion in assets.

Paul E. Viera

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Viera is the founder of Earnest Partners, an investment firm responsible for overseeing over $22 billion. In 1993, he developed Return Pattern Recognition®, the investment methodology used to select equities at Earnest Partners. Previously, Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined Invesco, where he became a Global Partner and senior member of its Investment Committee. Mr. Viera is a member of the Atlanta Society of Financial Analysts and has over twenty-five years of investment experience.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, manages the investments of the Value Equity Fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR. In addition, FMR Co., Inc. (“FMRC”) serves as sub-subadviser for the Funds. FMRC will be primarily responsible for choosing investments for the Funds. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2005, FMR managed $1,207.7 billion in mutual fund assets.

Brian Hogan

is portfolio manager of the Value Equity Fund, which he has managed since February 2004. Mr. Hogan has been associated with FMRC since January 2000 and with FMR from 1994 through 2000. Since joining Fidelity Investments in 1994, Mr. Hogan has worked as a research analyst and manager.

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Goldman Sachs Asset Management, L.P. (“GSAM”), located at 32 Old Slip, New York, New York 10005, manages the investments of the Small Cap Core Equity Fund. As of December 31, 2005, the Investment Management Division of Goldman, Sachs & Co., which includes GSAM as a business unit, had $526.4 billion in total assets under management (excludes seed capital and assets under supervision). GSAM reported $496.1 billion in total assets under management and/or distribution as of December 31, 2005 (including seed capital and excluding assets under supervision).

Robert C. Jones

is a portfolio manager of the Small Cap Core Equity Fund. Mr. Jones, a Chartered Financial Analyst, is a Managing Director of GSAM and the Chief Investment Officer of the Global Quantitative Equity (“GQE”) Group. He has over 25 years of investment experience and developed the original model and investment process for GQE in the late 1980s and has been responsible for overseeing their continuing development and evolution ever since. Prior to joining GSAM in 1989, Mr. Jones was the Senior Quantitative Analyst in the Investment Research Department and the author of the monthly Stock Selection publication. Before joining Goldman Sachs in 1987, he conducted quantitative research for both a major investment banking firm and an options consulting firm.

Melissa R. Brown

is a portfolio manager of the Small Cap Core Equity Fund. Ms. Brown, a Chartered Financial Analyst, is a Managing Director of GSAM and a Senior Portfolio Manager of the GQE Group where she is responsible for US and Global portfolios. As a member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown has 23 years of industry experience and joined GSAM in 1998. For the 15 years prior to joining GSAM, she was the Director of Quantitative Equity Research for Prudential Securities, where her primary function was to research, develop and deliver stock valuation analysis and ratings as well as an overall quantitative market perspective. She also served on the firm’s Investment Policy Committee.

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), located at 40 Rowes Wharf, Boston, Massachusetts 02110, manages the investments of the Growth Equity Fund. As of December 31, 2005, GMO had over $111 billion in assets under management.

Day-to-day management of the Growth Equity Fund is the responsibility of the Quantitative Division comprised of several investment professionals associated with GMO, and no one person is primarily responsible for day-to-day management of the Fund. The Division’s team members work collaboratively to manage the Fund’s portfolio. Sam Wilderman is the Director of the Division and the senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the portfolio. Mr. Wilderman joined the Division as co-director in 2005. Prior to joining the U.S. Quantitative Division in 2005, Mr. Wilderman was responsible for research and portfolio management for GMO’s Emerging Markets Division.

Harris Associates L.P. (“Harris”), located at 2 North LaSalle Street, Chicago, Illinois 60602, manages the investment of the Focused Value Fund and a portion of the portfolio of the Overseas Fund. Harris developed and has been investing under the Focused Value strategy since Harris was organized in 1995 to succeed to the business of a previous limited partnership, also named Harris Associates L.P. (the “Former Adviser”), that together with its predecessor, had advised and managed mutual funds since 1970. Harris is a wholly-owned subsidiary of IXIS Asset Management US Group L.P. (“IXIS US Group”). IXIS US Group is a wholly-owned subsidiary of IXIS Asset Management. Harris managed approximately $63.4 billion in assets as of December 31, 2005.

Robert Levy

is primarily responsible for the day-to-day management of a portion of the Focused Value Fund. Mr. Levy, a Chartered Financial Analyst, is the Chairman and Chief Investment Officer of Harris. He has managed other investment portfolios under the focused value strategy since 1985. Prior to that, he was a portfolio manager and director of Gofen and Glossberg, Inc.

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Floyd J. Bellman

assists Mr. Levy in the day-to-day management of a portion of the Focused Value Fund. Mr. Bellman, a Chartered Financial Analyst with 24 years of investment experience, is a partner and portfolio manager of Harris and is Vice President in charge of the Investment Advisory Department. Before joining Harris in 1995, he served as Vice President and Chairman of the Personal Trust and Asset Management Committee at Harris Trust and Savings Bank; Assistant Vice President and Investment Officer at 1st Source Bank; and Investment Officer at First Bank Milwaukee N.A.

David G. Herro

is a portfolio manager of a portion of the Overseas Fund. Mr. Herro, a Chartered Financial Analyst, is the Chief Investment Officer, International Equities. Prior to joining Harris in 1992, Mr. Herro worked as a portfolio manager for The Principal Financial Group from 1986 to 1989 and as a portfolio manager for The State of Wisconsin Investment Board from 1989 to 1992.

Chad M. Clark

is a portfolio manager of a portion of the Overseas Fund. Mr. Clark, a Chartered Financial Analyst, joined Harris as an analyst in 1995. Prior to joining Harris, Mr. Clark worked as a financial analyst for William Blair & Company from 1994-1995.

Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts 02116, manages a portion of the portfolio of the Overseas Fund. MFS had approximately $162 billion in assets under management as of December 31, 2005. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization).

David R. Mannheim

is a portfolio manager of a portion of the Overseas Fund. Mr. Mannheim, a Senior Vice President of MFS, is a Director of Equity Portfolio Management and serves on MFS’ Investment Management Committee. Mr. Mannheim joined MFS in 1988 as an equity research analyst following non-U.S. securities before becoming a portfolio manager in 1992. Prior to joining MFS, Mr. Mannheim worked as a lending officer for Midatlantic National Bank.

Marcus L. Smith

is a portfolio manager of a portion of the Overseas Fund. Mr. Smith, a Senior Vice President of MFS, is a Director of Asian Research. Mr. Smith joined MFS in 1994 as an equity research analyst following European securities before becoming a portfolio manager in 2001. Prior to joining MFS, Mr. Smith was a Senior Consultant for Andersen Consulting.

Mazama Capital Management, Inc. (“Mazama”), located at One SW Columbia Street, Suite 1500, Portland, Oregon 97258, manages a portion of the portfolio of the Small Company Growth Fund. The firm focuses solely on small cap investing and has managed small cap portfolios since 1993. As of December 31, 2005, Mazama had approximately $6.77 billion in assets under management.

Ronald A. Sauer

is the senior portfolio manager of a portion of the Small Company Growth Fund. Mr. Sauer has been the President of Mazama and a Senior Portfolio Manager since 1997. Previously, Mr. Sauer was the President and Director of Research of Black & Company, Inc. from 1983 to 1997 and managed the small cap growth product that Mazama purchased from 1993-1997.

Stephen C. Brink

is a portfolio manager of a portion of the Small Company Growth Fund. Mr. Brink, a Senior Vice President of Mazama and a Chartered Financial Analyst, joined Mazama in 1997. Previously, Mr. Brink was the Chief Investment Officer of U.S. Trust Company of the Pacific Northwest, where he worked from 1984 to 1997.

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Navellier & Associates, Inc. (“Navellier”), located at One East Liberty, Third Floor, Reno, Nevada 89501 manages the investments of the Mid Cap Growth Equity Fund. Navellier was organized in 1987 and, as of December 31, 2005, managed approximately $4.99 billion in investor funds, including other mutual funds. Navellier is owned and controlled by its sole shareholder, Louis G. Navellier.

Michael Borgen

is the portfolio manager primarily responsible for the day-to-day management of the Mid Cap Growth Equity Fund. He has 11 years experience in the securities industry and joined Navellier in 1995 as a Quantitative Research Analyst. In addition, Mr. Borgen conducts ongoing research enhancements of Navellier’s quantitative investment process and works on product development.

Louis G. Navellier

is the Chairman and CEO of Navellier. He sets the strategies and guidelines for the Mid Cap Growth Equity Fund and oversees the Fund’s portfolio management activities. Mr. Navellier refined the Modern Portfolio Theory investment strategy which is applied in managing the assets of the Fund. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Fund.

Northern Trust Investments, N.A. (“NTI”), located at 50 South LaSalle Street, Chicago, IL 60675, manages the investments of the Indexed Equity Fund and the OTC 100 Fund. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company (“TNTC”). TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2005, Northern Trust and its affiliates had assets under custody of $2.9 trillion, and assets under investment management of $618 billion.

Chad M. Rakvin

is primarily responsible for the day-to-day management of the Indexed Equity Fund and the OTC 100 Fund. Mr. Rakvin is a Vice President of NTI where he is responsible for the management of various equity and equity index portfolios. Mr. Rakvin joined NTI in 2004, and has been a member of the quantitative management group for domestic index products. From 1999 to 2004, Mr. Rakvin was with Barclays Global Investors, where he was head of index research and an equity portfolio manager.

RS Investment Management, L.P. (“RS”), located at 388 Market Street, San Francisco, California 94111, manages the investments of the Emerging Growth Fund. RS commenced operations in 1981 and is part of the RS Investment Management Co. LLC organization. As of December 31, 2005, RS managed approximately $10 billion in assets.

James L. Callinan

is primarily responsible for the day-to-day management of the Emerging Growth Fund. Since June 1996, Mr. Callinan has been primarily responsible for the similarly managed RS Emerging Growth Fund. From 1986 until June 1996, Mr. Callinan was a portfolio manager for Putnam Investments and managed the Putnam OTC Emerging Growth Fund for two years. Mr. Callinan is also a Chartered Financial Analyst.

Salomon Brothers Asset Management Inc (“SaBAM”), located at 399 Park Avenue, New York, NY 10022, manages a portion of the portfolio of the Strategic Balanced Fund. SaBAM is a wholly-owned subsidiary of Legg Mason, Inc. SaBAM was established in 1987 and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individual and institutional clients throughout the world. As of December 31, 2005, SaBAM had $88.6 billion in assets under management.

John G. Goode and Peter Hable

serve as co-portfolio managers and are responsible for the day-to-day management of a portion of the portfolio of the Strategic Balanced Fund. Mr. Goode is the Chairman and Chief Investment Officer of

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Davis Skaggs Investment Management (“Davis Skaggs”), a division of Smith Barney Fund Management LLC (an affiliate of SaBAM), and a managing director of SaBAM. He has 36 years of investment experience. Mr. Hable is the President of Davis Skaggs and a managing director of SaBAM. He has 22 years of investment experience.

Sands Capital Management, LLC (“Sands Capital”), located at 1100 Wilson Boulevard, Suite 3050, Arlington, Virginia 22209, manages the investments of the Aggressive Growth Fund. As of December 31, 2005, Sands Capital had approximately $19.26 billion in assets under management.

Frank M. Sands, Sr.

is a portfolio manager of the Aggressive Growth Fund. Mr. Sands, Sr., Chairman, CEO, and co-founder of Sands Capital, has been the portfolio manager for Sands Capital’s large capitalization growth stock strategy since the firm was formed in 1992. He has 37 years of investment management experience and is a Chartered Financial Analyst.

David E. Levanson

is a portfolio manager of the Aggressive Growth Fund. Mr. Levanson, Senior Portfolio Manager and Director of U.S. Mutual Funds, re-joined Sands Capital in September 2002. Before re-joining the firm, Mr. Levanson was a Research Analyst for MFS Investment Management. Mr. Levanson is a Chartered Financial Analyst.

Frank M. Sands, Jr.

is a portfolio manager of the Aggressive Growth Fund. Mr. Sands, Jr., President, Director of Research, and Senior Portfolio Manager, has been with Sands Capital since June 2000. Before joining Sands Capital, he was a Research Analyst, Portfolio Manager, and Principal at Fayez Sarofim & Co. from August 1994 to June 2000. Mr. Sands, Jr. is a Chartered Financial Analyst.

SSgA Funds Management, Inc. (“SSgA FM”), located at One Lincoln Street, 33rd Floor, Boston, Massachusetts 02111, manages the investments of the Small Cap Value Equity Fund. SSgA FM is an affiliate of State Street Bank & Trust Co. and is a wholly-owned subsidiary of State Street Corporation. As of December 31, 2005, SSgA FM had over $99.6 billion in assets under management. This strategy is managed by the SSgA Global Enhanced Equity Team. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the strategy:

Ric Thomas

is a Principal of State Street Global Advisors and SSgA FM where he is a Deputy Department Head in the Enhanced Equity Group. Mr. Thomas, a Chartered Financial Analyst, focuses on managing both large-cap and small-cap strategies, as well as providing research on SSgA’s stock-ranking models. Prior to joining SSgA in 1998, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, he was an assistant economist at the Federal Reserve Bank of Kansas City where he operated the Bank’s econometric forecasting model and reported to the senior staff on national economic conditions. Mr. Thomas has been working in the investment management field since 1990.

Chuck Martin

is a Principal of State Street Global Advisors and SSgA FM. Mr. Martin, a Chartered Financial Analyst, is a portfolio manager in the firm’s Global Enhanced Equities group. He provides research and portfolio management support for multiple investment strategies. Prior to joining SSgA, Mr. Martin was an equity analyst at SunTrust Equitable Securities where he covered technology companies. He has also held various positions at Scudder and Putnam Investments. Mr. Martin has worked in the investment industry since 1993.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the Blue Chip Growth Fund, the Mid Cap Growth Equity II Fund and a portion of the portfolio of the Small Company Value Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of December 31, 2005, T. Rowe Price had approximately $269.5 billion in assets under management.

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Larry J. Puglia

is the portfolio manager for the Blue Chip Growth Fund. Mr. Puglia, investment advisory committee chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Certified Public Accountant, and a Vice President of T. Rowe Price Associates, Inc. Mr. Puglia has been the lead portfolio manager for the U.S. Large-Cap Core Growth Strategy for T. Rowe Price since 1997 and has been managing its Large-Cap Core Growth Portfolios since 1993. He also serves on the investment advisory committee of T. Rowe Price’s Institutional U.S. Large-Cap Growth Strategy. Mr. Puglia joined T. Rowe Price in 1990.

Brian W.H. Berghuis

is a co-portfolio manager for the Mid Cap Growth Equity II Fund. Mr. Berghuis, investment advisory committee co-chairman, shares day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. He joined T. Rowe Price in 1985.

Donald J. Peters

is a co-portfolio manager for the Mid Cap Growth Equity II Fund. Mr. Peters, investment advisory committee co-chairman, shares day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. He joined T. Rowe Price in 1993.

Preston G. Athey

is the portfolio manager of a portion of the Small Company Value Fund. Mr. Athey, investment advisory committee chairman, has day-to-day responsibility for managing T. Rowe Price’s portion of the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. Mr. Athey has been managing investments since 1982.

Victory Capital Management Inc. (“Victory”), located at 127 Public Square, Cleveland, Ohio 44114, manages the investments of the Core Opportunities Fund. Victory, a New York corporation registered as an investment adviser with the SEC, is a second-tier subsidiary of KeyCorp. As of December 31, 2005, Victory and its affiliates managed approximately $56.0 billion of assets for individual and institutional clients.

Lawrence G. Babin

is the lead portfolio manager of the Core Opportunities Fund. Mr. Babin, a Chartered Financial Analyst Charter Holder, is a Chief Investment Officer and Senior Managing Director of Victory and has been with Victory or an affiliate since 1982.

Paul D. Danes

is the portfolio manager of the Core Opportunities Fund. Mr. Danes is a Senior Portfolio Manager and Managing Director of Victory and has been associated with Victory or an affiliate since 1987.

Carolyn M. Rains

is the associate portfolio manager of the Core Opportunities Fund. Ms. Rains is a Portfolio Manager and a Managing Director of Victory and has been with Victory or an affiliate since 1998.

Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar, Overland Park, Kansas 66202, manages a portion of the portfolio of the Small Cap Growth Equity Fund. As of December 31, 2005, Waddell & Reed had more than $34 billion in assets under management.

Mark G. Seferovich

is responsible, along with Mr. McQuade, for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. Seferovich, a Chartered Financial Analyst, is a senior vice president of Waddell

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& Reed and the lead portfolio manager of its small cap style. He joined Waddell & Reed in February 1989 as manager of small capitalization growth equity funds. From 1982 to 1988 he was a portfolio manager for Security Management Company and prior to that was security analyst/portfolio manager with Reimer & Koger Associates.

Kenneth G. McQuade

A vice president and assistant portfolio manager for Waddell & Reed, Mr. McQuade, along with Mr. Seferovich, is responsible for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. McQuade joined Waddell & Reed in 1997 as an investment analyst. Prior to joining Waddell & Reed, Mr. McQuade worked as an associate healthcare investment analyst at A.G. Edwards & Sons.

Wellington Management Company, LLP (“Wellington Management”), located at 75 State Street, Boston, Massachusetts 02109, manages the investments of the Fundamental Value Fund and a portion of the portfolio of the Small Cap Growth Equity Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. As of December 31, 2005, Wellington Management had investment management authority with respect to approximately $521 billion in assets.

John R. Ryan

has served as portfolio manager of the Fundamental Value Fund since 2001. Mr. Ryan, a Chartered Financial Analyst, is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1981.

Kenneth L. Abrams

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Abrams is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1986.

Daniel J. Fitzpatrick

has been involved in portfolio investment and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Fitzpatrick, a Chartered Financial Analyst, is a Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1998.

Steven C. Angeli

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2004. Mr. Angeli, a Chartered Financial Analyst, is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1994.

Mario E. Abularach

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Abularach, a Chartered Financial Analyst, is a Vice President and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 2001. Prior to joining the firm, Mr. Abularach was a research analyst at JLF Asset Management (2000).

Stephen Mortimer

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Mortimer is a Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2001. Prior to joining the firm, Mr. Mortimer was an Equity Analyst at Vinik Asset Management (1998-2000).

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Western Asset Management Company (“Western Asset”), located at 385 East Colorado Blvd, Pasadena, California 91101, manages the investments of the Strategic Bond Fund and a portion of the portfolio of the Strategic Balanced Fund. Western Asset, which concentrates exclusively on fixed-income investments, is a wholly-owned subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. As of December 31, 2005, Western Asset managed $187.3 billion in total fixed-income assets. Western Asset’s fixed-income discipline emphasizes a team approach that unites groups of specialists dedicated to different market sectors. The investment responsibilities of each sector team are distinct, yet success is derived from the constant interaction that unites the specialty groups into a cohesive whole. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members. As of December 31, 2005, this team consisted of 59 professionals, led by:

S. Kenneth Leech

is Western’s Chief Investment Officer. Mr. Leech has 28 years of industry experience, 15 of them with the Firm, and prior to becoming CIO was Director of Portfolio Management. Previously, he worked as a portfolio manager at Greenwich Capital Markets, The First Boston Corporation, and the National Bank of Detroit.

Stephen A. Walsh

is Western’s Deputy Chief Investment Officer. Mr. Walsh has 24 years of industry experience, 14 of them with the Firm, and prior to becoming Deputy CIO was Director of Portfolio Management (after Mr. Leech). Previously, he worked as a portfolio manager at Security Pacific Investment Managers, Inc., and the Atlantic Richfield Company.

Carl L. Eichstaedt

is also a portfolio manager of the Funds. Mr. Eichstaedt has 19 years of industry experience, 11 of them with the Firm. Previously, he worked as a portfolio manager at Harris Investment Management and Pacific Investment Management Company.

Edward A. Moody

is also a portfolio manager of the Funds. Mr. Moody has 29 years of industry experience, 20 of them with the Firm. Previously, he worked as a portfolio manager at the National Bank of Detroit.

Western Asset Management Company Limited (“WAML”), a United Kingdom corporation, is located at 10 Exchange Square, London, UK EC2A 2EN. WAML manages the non-U.S. dollar denominated investments of the Strategic Bond Fund and of the portion of the portfolio of the Strategic Balanced Fund managed by Western Asset. WAML provides investment advice to mutual funds and other entities and is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2005 WAML managed approximately $61.5 billion in assets and had 27 investment professionals.

S. Kenneth Leech

is Western’s Chief Investment Officer. Mr. Leech has 28 years of industry experience, 15 of them with the Firm, and prior to becoming CIO was Director of Portfolio Management. Previously, he worked as a portfolio manager at Greenwich Capital Markets, The First Boston Corporation, and the National Bank of Detroit.

Stephen A. Walsh

is Western’s Deputy Chief Investment Officer. Mr. Walsh has 24 years of industry experience, 14 of them with the Firm, and prior to becoming Deputy CIO was Director of Portfolio Management (after Mr. Leech). Previously, he worked as a portfolio manager at Security Pacific Investment Managers, Inc., and the Atlantic Richfield Company.

The Trust’s Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the Securities and Exchange Commission to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of each Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

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About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The Indexed Equity Fund also offers a sixth Class of shares (Class Z). Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y, Class L and Class Z shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirements plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-743-5274 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Each Class of shares of the Funds may also be purchased by the following Eligible Purchasers:

Class S Shares

Eligible Purchasers.  Class S shares may be purchased by:

•	Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $100 million;

•	Certain non-qualified deferred compensation plans;

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class S Shares.

Shareholder and Distribution Fees.  Class S shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class S shares do not have deferred sales charges or any Rule 12b-1 fees.

Class Y Shares

Eligible Purchasers.  Class Y shares may be purchased by:

•	Non-qualified deferred compensation plans;

•	Registered mutual funds and collective trust funds;

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $5 million; and

•	Other institutional investors with assets generally in excess of $5 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Y Shares.

Shareholder and Distribution Fees.  The Class Y shares are 100% no load, so you pay no fees (sales

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loads) when you buy or sell Class Y shares. Therefore, all of your money is invested in the Fund or Funds of your choice. Class Y shares do not have any Rule 12b-1 fees.

Class L Shares

Eligible Purchasers.  Class L shares may be purchased by:

•	Non-qualified deferred compensation plans;

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $1 million; and

•	Other institutional investors with assets generally in excess of $1 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class L shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services.

Shareholder and Distribution Fees.   Class L shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class L shares do not have deferred sales charges or any Rule 12b-1 fees.

Class A and Class N Shares

Eligible Purchasers.  Class A and Class N shares may be purchased by:

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans;

•	Individual retirement accounts described in Code Section 408; and

•	Other institutional investors, nonqualified deferred compensation plans and voluntary employees’ beneficiary associations described in Code Section 501(c)(9).

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class A or Class N shares. There is no minimum plan or institutional investor size to purchase Class A or Class N shares.

Class A and Class N shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Distribution and Service (Rule 12b-1) Fees.  Class A shares are sold at net asset value per share plus an initial sales charge. Class N shares are sold at net asset value per share without an initial sales charge. Therefore, for Class N shares, 100% of an Investor’s money is invested in the Fund or Funds of its choice. The Funds have adopted Rule 12b-1 Plans for Class A and Class N shares of the Funds.

Under the Class A Plans, each Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of that Fund’s average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Services fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Compensation under the Plans for service fees will be paid to MassMutual, through MML Distributors, LLC (the “Distributor”), and compensation under the Plans for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries. MassMutual may pay any Class A 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis.

Under the Class N Plans, each Fund pays the Distributor an annual distribution fee of .25%. Each Fund also pays .25% in services fees to MassMutual each year under the Plans. MassMutual will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing personal services to Class N shareholders and/or maintaining Class N shareholder accounts and for related expenses. MassMutual may pay the .25% service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold.

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After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis. The Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A and Class N shares and may cost you more than other types of sales charges.

Class Z Shares (Indexed Equity Fund only)

Eligible Purchasers.  Class Z shares may be purchased by:

•	Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $100 million;

•	Certain non-qualified deferred compensation plans;

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Z Shares.

Shareholder and Distribution Fees.  Class Z shares of the Indexed Equity Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund. Class Z shares do not have deferred sales charges or any Rule 12b-1 fees.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N, Class A and Class L shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class N and Class A shares, including any advance of 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class S, Class Y, Class L, Class A or Class N shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class S, Class Y, Class L, Class A or Class N shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class S, Class Y or Class L shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Compensation paid by the Funds to brokers or other intermediaries for providing services on account of Class A or Class N shares is described above under “Distribution and Service (Rule 12b-1) Fees”. Where Class S, Class Y, Class L, Class A or Class N shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class S, Class Y, Class L, Class A or Class N shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that relate to the sale of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference

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support, marketing or other services provided to promote awareness of MassMutual’s products;

•	Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

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Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”) plus any initial sales charge that applies. The Funds’ generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the Overseas Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into the Overseas Fund will not be accepted if you have already made a purchase followed by a redemption involving the Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by the Funds or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

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The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) / Front-End Sales Charge (As a Percentage of Net Amount Invested)/Concession (As a Percentage of Offering Price) for Different Purchase Amounts:
Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
Less than $25,000	5.75%/ 6.10%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$25,000- $49,999	5.50%/ 5.82%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$50,000- $99,999	4.75%/ 4.99%/ 4.00%	4.50%/ 4.71%/ 3.75%	3.50%/ 3.63%/ 3.00%
$100,000- $249,999	3.75%/ 3.90%/ 3.00%	3.50%/ 3.63%/ 2.75%	3.00%/ 3.09%/ 2.50%
$250,000- $499,999	2.50%/ 2.56%/ 2.00%	2.00%/ 2.04%/ 2.25%	2.50%/ 2.56%/ 2.00%
$500,000- $999,999	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.50%
$1,000,000 or more	None/ None/ 1.00%	None/ None/ 1.00%	None/ None/ .50%

A reduced sales charge rate may be obtained for Class A shares under the Funds’ “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

•	Current purchases of Class A shares of more than one Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•	Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares and inform your broker-dealer or other financial intermediary of Class A shares of any other Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at http://www.massmutual.com/retire.

There is an initial sales charge on the purchase of Class A shares of each of the MassMutual Select Funds.

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0% or .50% of purchases of $1 million or more as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a

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waiver of that sales charge based on the categories listed below and you advise the Transfer Agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request).

If Class N shares are redeemed within a holding period of 18 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the Transfer Agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Funds in connection with the sale of Class N shares.

All contingent deferred sales charges will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in net asset value over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described on the following page.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.

•	Purchases into Retirement Plans or other employee benefit plans.

•	Purchases of Class A shares aggregating $1 million or more.

•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•	Shares sold to the Manager or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, the Manager and its affiliates.

Waivers of Class A and Class N Contingent Deferred Sales Charges

The Class A and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class A and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder,

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including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•	Redemptions of Class A and Class N shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A and Class N shares sold or issued in the following cases:

•	Shares sold to the Manager or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, the Manager and its affiliates.

Determining Net Asset Value

The Trust calculates the Net Asset Value (“NAV”) of each class of shares of each Fund separately. The

[1]	The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. The assets of each Destination Retirement Fund consist primarily of shares of the underlying MassMutual Funds, which are valued at their respective NAVs.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust’s foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Each Fund’s valuation methods are more fully described in the Statement of Additional Information.

How to Invest

When you buy shares of a Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M

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of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the calendar year in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on distributions received in respect of their shares. Distributions of the Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long- term holdings will distribute largely capital gain dividends. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2008. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the Overseas Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of the Overseas Fund, however, may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

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Investment Performance

Similar account performance for some of the Sub-Advisers is provided solely to illustrate that Sub-Adviser’s performance in managing portfolios with investment objectives, policies and investment strategies substantially similar to the portion of the Fund managed by the Sub-Adviser. The Funds’ performance would have differed due to factors such as differences in cash flows into and out of each Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar account performance is not indicative of future rates of return. Prior performance of the Sub-Advisers is no indication of future performance of any of the Funds. In addition, for all of the Sub-Advisers, as applicable, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Funds, as registered mutual funds, are subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

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The following chart summarizes the composite performance of each Sub-Adviser’s investment results for accounts with investment objectives similar to that of the Funds. Each Sub-Adviser’s similar account performance has been adjusted to reflect the fees and expenses of each of the Funds’ share classes.

Sub-Adviser/Fund	Share Class	1 Year Return (%) as of 12/31/05	3 Year Return (%) as of 12/31/05	5 Year Return (%) as of 12/31/05		10 Year Return (%) as of 12/31/05

Western Asset Management Company/	S	2.21%	5.93%		7.22%	7.14%
Strategic Bond Fund	Y	2.16%	5.88%		7.17%	7.09%
	L	2.16%	5.88%		7.17%	7.09%
	A	-2.94%	3.93%		5.89%	6.32%
	N	0.61%	5.33%		6.62%	6.54%

Salomon Brothers Asset Management Inc/	S	4.21%	15.77%		0.97%	9.48%
Strategic Balanced Fund	Y	4.16%	15.72%		0.92%	9.43%
	L	4.01%	15.57%		0.76%	9.27%
	A	-2.21%	13.07%	-	0.67%	8.38%
	N	2.46%	15.02%		0.20%	8.71%

Western Asset Management Company/	S	2.15%	5.88%		7.17%	7.08%
Strategic Balanced Fund	Y	2.10%	5.83%		7.12%	7.03%
	L	1.95%	5.68%		6.97%	6.88%
	A	-4.15%	3.36%		5.46%	6.00%
	N	0.40%	5.22%		6.59%	6.57%

AllianceBernstein L.P./	S	6.06%	16.61%		7.46%	N/A
Diversified Value Fund	Y	5.96%	16.51%		7.35%	N/A
	L	5.85%	16.40%		7.24%	N/A
	A	-0.51%	13.84%		5.69%	N/A
	N	4.25%	15.80%		6.64%	N/A

Wellington Management Company, LLP/	S	8.05%	15.68%		4.44%	10.87%
Fundamental Value Fund	Y	8.01%	15.64%		4.40%	10.83%
	L	7.86%	15.49%		4.25%	10.68%
	A	1.42%	12.99%		2.77%	9.78%
	N	6.31%	14.94%		3.69%	10.13%

Davis Selected Advisers, L.P./	S	10.39%	17.91%		3.77%	11.97%
Large Cap Value Fund	Y	10.30%	17.82%		3.68%	11.88%
	L	10.15%	17.67%		3.53%	11.72%
	A	3.58%	15.13%		2.06%	10.81%
	N	8.60%	17.11%		2.97%	11.17%

Sub-Adviser/Fund	Share Class	1 Year Return (%) as of 12/31/05	3 Year Return (%) as of 12/31/05	5 Year Return (%) as of 12/31/05	10 Year Return (%) as of 12/31/05

Victory Capital Management Inc./	S	9.66%	18.19%	5.19%	12.17%
Core Opportunities Fund	Y	9.61%	18.14%	5.14%	12.12%
	L	9.46%	17.99%	4.99%	11.97%
	A	2.93%	15.44%	3.50%	11.06%
	N	7.91%	17.44%	4.43%	11.41%

T. Rowe Price Associates, Inc./	S	6.06%	14.76%	-0.41%	9.38%
Blue Chip Growth Fund	Y	5.92%	14.62%	-0.55%	9.24%
	L	5.80%	14.50%	-0.67%	9.12%
	A	-0.60%	11.93%	-2.18%	8.13%
	N	4.25%	13.95%	-1.23%	8.56%

AllianceBernstein L.P./	S	15.23%	15.08%	-2.85%	9.12%
Large Cap Growth Fund	Y	15.19%	15.04%	-2.90%	9.08%
	L	15.08%	14.90%	-3.04%	8.93%
	A	8.19%	12.39%	-4.44%	8.02%
	N	13.49%	14.33%	-3.61%	8.36%

Grantham, Mayo, Van Otterloo & Co. LLC/	S	4.01%	11.67%	-3.59%	7.97%
Growth Equity Fund	Y	3.95%	11.61%	-3.65%	7.91%
	L	3.80%	11.45%	-3.80%	7.75%
	A	-2.40%	9.03%	-5.18%	6.86%
	N	2.25%	10.90%	-4.36%	7.19%

Sands Capital Management, LLC/	S	10.10%	21.59%	1.69%	13.67%
Aggressive Growth Fund	Y	10.00%	21.49%	1.59%	13.57%
	L	9.85%	21.34%	1.43%	13.42%
	A	3.30%	18.72%	-0.01%	12.49%
	N	8.30%	20.78%	0.86%	12.84%

Harris Associates L.P./	S	1.06%	17.06%	12.42%	15.26%
Focused Value Fund	Y	0.96%	16.96%	12.32%	15.16%
	L	0.81%	16.81%	12.17%	15.01%
	A	-5.22%	14.28%	10.59%	14.08%
	N	-0.74%	16.25%	11.60%	14.45%

Cooke & Bieler, L.P./	S	7.02%	18.42%	13.76%	N/A
Focused Value Fund	Y	6.92%	18.32%	13.66%	N/A
	L	6.77%	18.17%	13.51%	N/A
	A	0.40%	15.61%	11.92%	N/A
	N	5.22%	17.61%	12.95%	N/A

SSgA Funds Management, Inc./	S	5.63%	23.55%	N/A	N/A
Small Cap Value Equity Fund	Y	5.58%	23.50%	N/A	N/A
	L	5.43%	23.35%	N/A	N/A
	A	-0.87%	20.69%	N/A	N/A
	N	3.88%	22.79%	N/A	N/A

Clover Capital Management, Inc./	S	3.25%	21.87%	12.69%	N/A
Small Company Value Fund	Y	3.21%	21.83%	12.65%	N/A
	L	3.06%	21.68%	12.50%	N/A
	A	-3.10%	19.06%	10.92%	N/A
	N	1.51%	21.13%	11.93%	N/A

T. Rowe Price Associates, Inc./	S	7.07%	18.44%	12.92%	N/A
Small Company Value Fund	Y	7.03%	18.40%	12.88%	N/A
	L	6.88%	18.25%	12.73%	N/A
	A	0.50%	15.69%	11.16%	N/A
	N	5.33%	17.70%	12.18%	N/A

–  89  –

Sub-Adviser/Fund	Share Class	1 Year Return (%) as of 12/31/05	3 Year Return (%) as of 12/31/05	5 Year Return (%) as of 12/31/05	10 Year Return (%) as of 12/31/05

EARNEST Partners, LLC/	S	12.23%	27.50%	17.07%	21.99%
Small Company Value Fund	Y	12.19%	27.46%	17.03%	21.95%
	L	12.04%	27.31%	16.88%	21.80%
	A	5.37%	24.57%	15.25%	20.83%
	N	10.49%	26.75%	16.32%	21.24%

Goldman Sachs Asset Management, L.P./	S	5.89%	21.74%	9.45%	N/A
Small Cap Core Equity Fund	Y	5.84%	21.69%	9.40%	N/A
	L	5.69%	21.54%	9.25%	N/A
	A	-0.62%	18.91%	7.71%	N/A
	N	4.14%	20.98%	8.69%	N/A

Navellier & Associates, Inc./	S	14.76%	20.63%	0.90%	N/A
Mid Cap Growth Equity Fund	Y	14.69%	20.56%	0.83%	N/A
	L	14.54%	20.41%	0.68%	N/A
	A	7.72%	17.81%	-0.76%	N/A
	N	12.99%	19.86%	0.11%	N/A

T. Rowe Price Associates, Inc./	S	14.80%	23.13%	7.81%	13.34%
(Brian Berghuis’ approach)	Y	14.70%	23.04%	7.72%	13.25%
Mid Cap Growth Equity II Fund	L	14.65%	22.92%	7.59%	13.11%
	A	7.73%	20.24%	6.05%	12.18%
	N	13.00%	22.33%	7.01%	12.54%

T. Rowe Price Associates, Inc./	S	9.82%	19.61%	2.89%	11.18%
(Donald Peters’ approach)	Y	9.72%	19.51%	2.78%	11.07%
Mid Cap Growth Equity II Fund	L	9.57%	19.36%	2.64%	10.93%
	A	3.03%	16.78%	1.18%	10.03%
	N	8.02%	18.81%	2.08%	10.37%

Waddell & Reed Investment Management Company/	S	12.06%	21.33%	6.04%	18.35%
Small Cap Growth Equity Fund	Y	11.92%	21.19%	5.90%	18.21%
	L	11.77%	21.04%	5.75%	18.05%
	A	5.10%	18.43%	4.25%	17.10%
	N	10.22%	20.49%	5.18%	17.48%

Wellington Management Company, LLP/	S	8.17%	24.42%	9.17%	14.92%
(Kenneth Abrams’ approach)	Y	8.03%	24.27%	9.02%	14.78%
Small Cap Growth Equity Fund	L	7.88%	24.12%	8.87%	14.63%
	A	1.44%	21.44%	7.33%	13.70%
	N	6.33%	23.56%	8.30%	14.07%

Wellington Management Company, LLP/	S	18.54%	27.44%	4.05%	N/A
(Steven Angeli’s approach)	Y	18.40%	27.29%	3.89%	N/A
Small Cap Growth Equity Fund	L	18.25%	27.15%	3.74%	N/A
	A	11.22%	24.41%	2.26%	N/A
	N	16.70%	26.58%	3.16%	N/A

Eagle Asset Management, Inc./	S	2.53%	20.24%	8.49%	9.68%
Small Company Growth Fund	Y	2.49%	20.19%	8.45%	9.64%
	L	2.34%	20.04%	8.29%	9.49%
	A	-3.78%	17.45%	6.77%	8.59%
	N	0.79%	19.49%	7.73%	8.93%

Mazama Capital Management, Inc./	S	1.57%	21.51%	3.22%	9.95%
Small Company Growth Fund	Y	1.53%	21.47%	3.18%	9.91%
	L	1.38%	21.31%	3.02%	9.75%
	A	-4.69%	18.69%	1.55%	8.85%
	N	-0.17%	20.74%	2.44%	9.18%

–  90  –

Sub-Adviser/Fund	Share Class	1 Year Return (%) as of 12/31/05	3 Year Return (%) as of 12/31/05	5 Year Return (%) as of 12/31/05	10 Year Return (%) as of 12/31/05

RS Investment Management, L.P./	S	1.12%	19.95%	-5.13%	11.81%
Emerging Growth Fund	Y	1.02%	19.85%	-5.23%	11.71%
	L	0.87%	19.69%	-5.39%	11.54%
	A	-5.16%	17.11%	-6.76%	10.62%
	N	-0.68%	19.14%	-5.97%	10.95%

Harris Associates L.P./	S	14.19%	22.78%	9.94%	12.22%
Overseas Fund	Y	14.14%	22.73%	9.89%	12.17%
	L	14.09%	22.62%	9.76%	12.03%
	A	7.30%	19.98%	8.22%	11.12%
	N	12.54%	22.07%	9.20%	11.47%

Massachusetts Financial Services Company/	S	12.37%	20.92%	6.74%	N/A
Overseas Fund	Y	12.32%	20.87%	6.69%	N/A
	L	12.27%	20.82%	6.64%	N/A
	A	5.58%	18.22%	5.14%	N/A
	N	10.72%	20.27%	6.08%	N/A

–  91  –

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). The Core Opportunities Fund, Small Cap Value Equity Fund and Small Cap Core Equity Fund each commenced operations on March 31, 2006 and therefore do not have financial results. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available on request.

MASSMUTUAL SELECT STRATEGIC BOND FUND

	Class A			Class L
	Year ended 12/31/05	Period ended 12/31/04+		Year ended 12/31/05	Period ended 12/31/04+
Net asset value, beginning of year	$10.00	$10.00		$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.33 ***	0.00		0.39 ***	0.00
Net realized and unrealized loss on investments	(0.19)	0.00		(0.23)	0.00

Total income from investment operations	0.14	0.00		0.16	0.00

Less distributions to shareholders:
From net investment income	(0.17)	-		(0.18)	-

Net asset value, end of year	$9.97	$10.00		$9.98	$10.00

Total Return(a)	1.37% (b)	0.00%	‡	1.57%	0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$20,689	$101		$3,933	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.21%	-	‡	0.96%	-	‡
After expense waiver#	1.00%	N/A	‡	0.75%	N/A	‡
Net investment income to average daily net assets	3.25%	0.00%	‡	3.82%	0.00%	‡
Portfolio turnover rate	566%	N/A		566%	N/A

	Class Y			Class S
	Year ended 12/31/05	Period ended 12/31/04+		Year ended 12/31/05	Period ended 12/31/04+
Net asset value, beginning of year	$10.00	$10.00		$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.37 ***	0.00		0.33 ***	0.00
Net realized and unrealized loss on investments	(0.21)	0.00		(0.16)	0.00

Total income from investment operations	0.16	0.00		0.17	0.00

Less distributions to shareholders:
From net investment income	(0.18)	-		(0.18)	-

Net asset value, end of year	$9.98	$10.00		$9.99	$10.00

Total Return(a)	1.57%	0.00%	‡	1.65%	0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$59,396	$101		$62,533	$49,596
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%	-	‡	0.76%	-	‡
After expense waiver#	0.75%	N/A	‡	0.70%	N/A	‡
Net investment income to average daily net assets	3.64%	0.00%	‡	3.23%	0.00%	‡
Portfolio turnover rate	566%	N/A		566%	N/A

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2004.
‡	Amounts are de minimus due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

–  92  –

MASSMUTUAL SELECT STRATEGIC BOND FUND

	Class N
	Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of year	$10.00		$10.00

Income (loss) from investment operations:
Net investment income	0.28	***	0.00
Net realized and unrealized gain on investments	(0.18)		0.00

Total income from investment operations	0.10		0.00

Less distributions to shareholders:
From net investment income	(0.14)		-

Net asset value, end of year	$9.96		$10.00

Total Return(a)	0.99%	(b)	0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$208		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.51%		-	‡
After expense waiver#	1.30%		N/A	‡
Net investment income to average daily net assets	2.78%		0.00%	‡
Portfolio turnover rate	566%		N/A

***	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2004.
‡	Amounts are de minimus due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total Return excludes a contingent deferred sales charge and would be lower for the period presented if it reflected these charges.

–  93  –

MASSMUTUAL SELECT STRATEGIC BALANCED FUND

	Class A
	Year ended 12/31/05†	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.45	$10.00		$10.00

Income (loss) from investment operations:
Net investment income	0.15 *	0.11	*	-
Net realized and unrealized gain on investments	0.20	0.42		-

Total income from investment operations	0.35	0.53		0.00

Less distributions to shareholders:
From net investment income	(0.18)	(0.08)		-
From net realized gains	(0.06)	-		-

Total distributions	(0.24)	(0.08)		-

Net asset value, end of year	$10.56	$10.45		$10.00

Total Return(a)	3.33% (b)	5.34%	(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$26,267	$32,987		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.23%	1.24%		-	‡
After expense waiver#	1.21%	1.21%	(c)	-	‡
Net investment income to average daily net assets	1.40%	1.10%		-	‡
Portfolio turnover rate	211%	129%		N/A

	Class L
	Year ended 12/31/05†	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.48	$10.00		$10.00

Income (loss) from investment operations:
Net investment income	0.18 *	0.13	*	-
Net realized and unrealized gain on investments	0.20	0.43		-

Total income from investment operations	0.38	0.56		0.00

Less distributions to shareholders:
From net investment income	(0.22)	(0.08)		-
From net realized gains	(0.06)	-		-

Total distributions	(0.28)	(0.08)		-

Net asset value, end of year	$10.58	$10.48		$10.00

Total Return(a)	3.63%	5.62%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$101,151	$104,995		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%	0.98%		-	‡
After expense waiver#	0.96%	0.96%	(c)	-	‡
Net investment income to average daily net assets	1.68%	1.28%		-	‡
Portfolio turnover rate	211%	129%		N/A

*	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003, 2004 and 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the years presented if it reflected these charges.
(c)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  94  –

MASSMUTUAL SELECT STRATEGIC BALANCED FUND

	Class Y
	Year ended 12/31/05†	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.48	$10.00		$10.00

Income (loss) from investment operations:
Net investment income	0.19 *	0.14	*	-
Net realized and unrealized gain on investments	0.20	0.43		-

Total income from investment operations	0.39	0.57		0.00

Less distributions to shareholders:
From net investment income	(0.23)	(0.09)		-
From net realized gains	(0.06)	-		-

Total distributions	(0.29)	(0.09)		-

Net asset value, end of year	$10.58	$10.48		$10.00

Total Return(a)	3.76%	5.74%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$78,145	$99,246		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%	0.83%		-	‡
After expense waiver#	0.81%	0.81%	(c)	-	‡
Net investment income to average daily net assets	1.82%	1.41%		-	‡
Portfolio turnover rate	211%	129%		N/A

	Class S
	Year ended 12/31/05†	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.49	$10.00		$10.00

Income (loss) from investment operations:
Net investment income	0.20 *	0.12	*	-
Net realized and unrealized gain on investments	0.19	0.47		-

Total income from investment operations	0.39	0.59		0.00

Less distributions to shareholders:
From net investment income	(0.24)	(0.10)		-
From net realized gains	(0.06)	-		-

Total distributions	(0.30)	(0.10)		-

Net asset value, end of year	$10.58	$10.49		$10.00

Total Return(a)	3.85%	5.76%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$15,026	$13,159		$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	0.78%	0.84%		-	‡
After expense waiver#	0.76%	0.76%	(c)	-	‡
Net investment income to average daily net assets	1.90%	1.18%		-	‡
Portfolio turnover rate	211%	129%		N/A

*	Per share amount calculated on the average share method.
†	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003, 2004 and 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(c)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  95  –

MASSMUTUAL SELECT STRATEGIC BALANCED FUND

	Class N
	Year ended 12/31/05†	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.46	$10.00		$10.00

Income (loss) from investment operations:
Net investment income	0.12 *	0.08	*	-
Net realized and unrealized gain on investments	0.21	0.42		-

Total income from investment operations	0.33	0.50		0.00

Less distributions to shareholders:
From net investment income	(0.17)	(0.04)		-
From net realized gains	(0.06)	-		-

Total distributions	(0.23)	(0.04)		-

Net asset value, end of year	$10.56	$10.46		$10.00

Total Return(a)	3.02% (b)	5.02%	(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$419	$422		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.53%	1.55%		-	‡
After expense waiver#	1.51%	1.51%	(c)	-	‡
Net investment income to average daily net assets	1.13%	0.78%		-	‡
Portfolio turnover rate	211%	129%		N/A

*	Per share amount calculated on the average share method.
†	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003, 2004 and 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a contingent deferred sales charge and would be lower for the period presented if it reflected these charges.
(c)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  96  –

MASSMUTUAL SELECT DIVERSIFIED VALUE FUND

	Class A			Class L
	Year ended 12/31/05	Period ended 12/31/04†		Year ended 12/31/05	Period ended 12/31/04†
Net asset value, beginning of year	$10.93	$10.00		$10.93	$10.00

Income (loss) from investment operations:
Net investment income	0.14 ***	0.04	***	0.17 ***	0.05	***
Net realized and unrealized gain on investments	0.54	0.94		0.54	0.94

Total income from investment operations	0.68	0.98		0.71	0.99

Less distributions to shareholders:
From net investment income	(0.12)	(0.04)		(0.13)	(0.05)
From net realized gains	(0.23)	(0.01)		(0.23)	(0.01)

Total distributions	(0.35)	(0.05)		(0.36)	(0.06)

Net asset value, end of year	$11.26	$10.93		$11.28	$10.93

Total Return(a)	6.23% (b)	9.83%	**(b)	6.42%	9.99%	**
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$29,953	$4,998		$29,455	$20,480
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%	1.15%	*	0.80%	0.86%	*
After expense waiver#	N/A	1.09%	*	N/A	0.80%	*
Net investment income to average daily net assets	1.27%	1.99%	*	1.55%	2.28%	*
Portfolio turnover rate	16%	5%	**	16%	5%	**

	Class Y			Class S
	Year ended 12/31/05	Period ended 12/31/04†		Year ended 12/31/05	Period ended 12/31/04†
Net asset value, beginning of year	$10.93	$10.00		$10.94	$10.00

Income (loss) from investment operations:
Net investment income	0.19 ***	0.05	***	0.19 ***	0.06	***
Net realized and unrealized gain on investments	0.53	0.94		0.53	0.94

Total income from investment operations	0.72	0.99		0.72	1.00

Less distributions to shareholders:
From net investment income	(0.15)	(0.05)		(0.15)	(0.05)
From net realized gains	(0.23)	(0.01)		(0.23)	(0.01)

Total distributions	(0.38)	(0.06)		(0.38)	(0.06)

Net asset value, end of year	$11.27	$10.93		$11.28	$10.94

Total Return(a)	6.61%	9.91%	**	6.59%	10.03%	**
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$56,761	$1,273		$186,641	$173,341
Ratio of expenses to average daily net assets:
Before expense waiver	0.69%	0.75%	*	0.59%	0.65%	*
After expense waiver#	N/A	0.69%	*	N/A	0.59%	*
Net investment income to average daily net assets	1.70%	2.39%	*	1.75%	2.49%	*
Portfolio turnover rate	16%	5%	**	16%	5%	**

*	Annualized.
**	Percentages represent results for the period and are not annualized.
***	Per share amount calculated on the average share method.
†	For the period from October 15, 2004 (commencement of operations) through December 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expense of the Fund for the period October 15, 2004 through December 31, 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total return excludes a front end sales charge for Class A and would be lower for the period presented if they reflected these charges.

–  97  –

MASSMUTUAL SELECT DIVERSIFIED VALUE FUND

	Class N
	Year ended 12/31/05	Year ended 12/31/04†
Net asset value, beginning of year	$10.94	$10.00

Income (loss) from investment operations:
Net investment income	0.11 ***	0.04	***
Net realized and unrealized gain on investments	0.52	0.94

Total income from investment operations	0.63	0.98

Less distributions to shareholders:
From net investment income	(0.06)	(0.03)
From net realized gains	(0.23)	(0.01)

Total distributions	(0.29)	(0.04)

Net asset value, end of year	$11.28	$10.94

Total Return(a)	5.77% (b)	9.84%	**(b)
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$147	$187
Ratio of expenses to average daily net assets:
Before expense waiver	1.40%	1.46%	*
After expense waiver#	N/A	1.40%	*
Net investment income to average daily net assets	0.95%	1.63%	*
Portfolio turnover rate	16%	5%	**

*	Annualized.
**	Percentages represent results for the period and are not annualized.
***	Per share amount calculated on the average share method.
†	For the period from October 15, 2004 (commencement of operations) through December 31, 2004.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period October 15, 2004 through December 31, 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total return excludes a front end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if they reflected these charges.

–  98  –

MASSMUTUAL SELECT FUNDAMENTAL VALUE FUND

	Class A
	Year ended 12/31/05†	Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$10.75	$10.01	$7.79		$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.11 ***	0.10 ***	0.10	***	0.08 ***	-
Net realized and unrealized gain (loss) on investments	0.65	0.84	2.19		(2.25)	-

Total income (loss) from investment operations	0.76	0.94	2.29		(2.17)	0.00

Less distributions to shareholders:
From net investment income	(0.11)	(0.09)	(0.07)		(0.04)	-
From net realized gains	(0.26)	(0.11)	-		-	-

Total distributions	(0.37)	(0.20)	(0.07)		(0.04)	-

Net asset value, end of year	$11.14	$10.75	$10.01		$7.79	$10.00

Total Return(a)	7.08% (c)	9.34% (c)	29.43%		(21.67)%	-
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$252,362	$214,886	$129,552		$37,973	$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.23%	1.23%	1.24%		1.27%	-
After expense waiver#	N/A	1.22% (b)	1.22%	(b)	1.20% (b)	-
Net investment income to average daily net assets	0.97%	0.96%	1.18%		1.00%	-
Portfolio turnover rate	33%	31%	28%		38%	N/A

	Class L
	Year ended 12/31/05†	Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$10.78	$10.03	$7.81		$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.14 ***	0.12 ***	0.13	***	0.10 ***	-
Net realized and unrealized gain (loss) on investments	0.64	0.85	2.18		(2.24)	-

Total income (loss) from investment operations	0.78	0.97	2.31		(2.14)	0.00

Less distributions to shareholders:
From net investment income	(0.13)	(0.11)	(0.09)		(0.05)	-
From net realized gains	(0.26)	(0.11)	-		-	-

Total distributions	(0.39)	(0.22)	(0.09)		(0.05)	-

Net asset value, end of year	$11.17	$10.78	$10.03		$7.81	$10.00

Total Return(a)	7.28%	9.65%	29.56%		(21.40)%	-
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$231,639	$236,583	$133,178		$44,235	$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%	0.98%	0.99%		1.02%	-
After expense waiver#	N/A	0.97% (b)	0.97%	(b)	0.95% (b)	-
Net investment income to average daily net assets	1.23%	1.21%	1.44%		1.24%	-
Portfolio turnover rate	33%	31%	28%		38%	N/A

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (see Note 3)
+	The Fund commenced operations on December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2002.
(a)	Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  99  –

MASSMUTUAL SELECT FUNDAMENTAL VALUE FUND

	Class Y
	Year ended 12/31/05†	Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$10.78	$10.03	$7.80		$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.15 ***	0.14 ***	0.14	***	0.12 ***	-
Net realized and unrealized gain (loss) on investments	0.66	0.84	2.19		(2.26)	-

Total income (loss) from investment operations	0.81	0.98	2.33		(2.14)	0.00

Less distributions to shareholders:
From net investment income	(0.14)	(0.12)	(0.10)		(0.06)	-
From net realized gains	(0.26)	(0.11)	-		-	-

Total distributions	(0.40)	(0.23)	(0.10)		(0.06)	-

Net asset value, end of year	$11.19	$10.78	$10.03		$7.80	$10.00

Total Return(a)	7.55%	9.78%	29.82%		(21.41)%	-
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$85,569	$120,769	$82,989		$40,511	$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%	0.83%	0.84%		0.87%	-
After expense waiver#	N/A	0.82% (b)	0.82%	(b)	0.81% (b)	-
Net investment income to average daily net assets	1.35%	1.35%	1.60%		1.44%	-
Portfolio turnover rate	33%	31%	28%		38%	N/A

	Class S
	Year ended 12/31/05†	Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$10.80	$10.05	$7.81		$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.16 ***	0.14 ***	0.14	***	0.12 ***	-
Net realized and unrealized gain (loss) on investments	0.66	0.85	2.20		(2.25)	-

Total income (loss) from investment operations	0.82	0.99	2.34		(2.13)	0.00

Less distributions to shareholders:
From net investment income	(0.16)	(0.13)	(0.10)		(0.06)	-
From net realized gains	(0.26)	(0.11)	-		-	-

Total distributions	(0.42)	(0.24)	(0.10)		(0.06)	-

Net asset value, end of year	$11.20	$10.80	$10.05		$7.81	$10.00

Total Return(a)	7.57%	9.80%	29.97%		(21.35)%	-
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$418,271	$325,701	$228,535		$101,228	$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%	0.79%	0.80%		0.83%	-
After expense waiver#	N/A	0.78% (b)	0.78%	(b)	0.77% (b)	-
Net investment income to average daily net assets	1.41%	1.40%	1.63%		1.36%	-
Portfolio turnover rate	33%	31%	28%		38%	N/A

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (see Note 3)
+	The Fund commenced operations on December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2002.
(a)	Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  100  –

MASSMUTUAL SELECT FUNDAMENTAL VALUE FUND

	Class N
	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$10.69	$9.94		$7.76		$7.76

Income (loss) from investment operations:
Net investment income (loss)	0.07 ***	0.07	***	0.08	***	(0.00	)***††
Net realized and unrealized gain (loss) on investments	0.65	0.84		2.17		(0.00	)††

Total income (loss) from investment operations	0.72	0.91		2.25		(0.00)

Less distributions to shareholders:
From net investment income	(0.08)	(0.05)		(0.07)		-
From net realized gains	(0.26)	(0.11)		-		-

Total distributions	(0.34)	(0.16)		(0.07)		-

Net asset value, end of year	$11.07	$10.69		$9.94		$7.76

Total Return(a)	6.76% (c)	9.10%	(c)	29.03%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,998	$1,644		$1,968		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.53%	1.53%		1.54%		-	‡
After expense waiver	N/A	1.52%	(b)	1.52%	(b)	-	‡
Net investment income to average daily net assets	0.67%	0.65%		0.83%		-	‡
Portfolio turnover rate	33%	31%		28%		38%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (see Note 3)
††	Net investment loss and net realized and unrealized gain (loss) on investments are less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
(a)	Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  101  –

MASSMUTUAL SELECT VALUE EQUITY FUND

	Class A
	Year ended 12/31/05†	Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$10.48	$9.55	$7.66		$9.34	$10.00

Income (loss) from investment operations:
Net investment income	0.04 ***	0.07 ***	0.08	***	0.07 ***	0.04	***
Net realized and unrealized gain (loss) on investments	1.02	1.16	1.91		(1.68)	(0.67)

Total income (loss) from investment operations	1.06	1.23	1.99		(1.61)	(0.63)

Less distributions to shareholders:
From net investment income	(0.04)	(0.07)	(0.10)		(0.07)	(0.03)
From net realized gains	(1.01)	(0.23)	-		-	-

Total distributions	(1.05)	(0.30)	(0.10)		(0.07)	(0.03)

Net asset value, end of year	$10.49	$10.48	$9.55		$7.66	$9.34

Total Return(a)	10.16% (c)	12.91% (c)	25.96%		(17.28)%	(6.29	)% **
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$28,829	$25,523	$21,341		$15,852	$8,881
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%	1.33%	1.29%		1.30%	1.29%	*
After expense waiver#	N/A	1.29% (b)	1.27%	(b)	1.29%	1.29%	*
Net investment income to average daily net assets	0.36%	0.69%	0.99%		0.79%	0.65%	*
Portfolio turnover rate	94%	161%	66%		105%	62%	**

	Class L
	Year ended 12/31/05†	Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$10.50	$9.57	$7.67		$9.34	$10.00

Income (loss) from investment operations:
Net investment income	0.06 ***	0.09 ***	0.10	***	0.09 ***	0.05	***
Net realized and unrealized gain (loss) on investments	1.02	1.17	1.92		(1.67)	(0.67)

Total income (loss) from investment operations	1.08	1.26	2.02		(1.58)	(0.62)

Less distributions to shareholders:
From net investment income	(0.06)	(0.10)	(0.12)		(0.09)	(0.04)
From net realized gains	(1.01)	(0.23)	-		-	-

Total distributions	(1.07)	(0.33)	(0.12)		(0.09)	(0.04)

Net asset value, end of year	$10.51	$10.50	$9.57		$7.67	$9.34

Total Return(a)	10.39%	13.16%	26.34%		(16.97)%	(6.21	)% **
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$8,753	$7,461	$6,313		$4,727	$2,658
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%	1.08%	1.04%		1.05%	1.05%	*
After expense waiver#	N/A	1.04% (b)	1.02%	(b)	1.04%	1.04%	*
Net investment income to average daily net assets	0.60%	0.94%	1.24%		1.07%	0.87%	*
Portfolio turnover rate	94%	161%	66%		105%	62%	**

*	Annualized.
**	Percentages represent results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
+	For the period from May 1, 2001 (commencement of operations) through December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period October 1, 2001 through December 31, 2001 and for the year ended December 31, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  102  –

MASSMUTUAL SELECT VALUE EQUITY FUND

	Class Y
	Year ended 12/31/05†	Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$10.54	$9.59	$7.68		$9.35	$10.00

Income (loss) from investment operations:
Net investment income	0.08 ***	0.10 ***	0.12	***	0.10 ***	0.06	***
Net realized and unrealized gain (loss) on investments	1.02	1.19	1.91		(1.67)	(0.67)

Total income (loss) from investment operations	1.10	1.29	2.03		(1.57)	(0.61)

Less distributions to shareholders:
From net investment income	(0.08)	(0.11)	(0.12)		(0.10)	(0.04)
From net realized gains	(1.01)	(0.23)	-		-	-

Total distributions	(1.09)	(0.34)	(0.12)		(0.10)	(0.04)

Net asset value, end of year	$10.55	$10.54	$9.59		$7.68	$9.35

Total Return(a)	10.49%	13.47%	26.40%		(16.87)%	(6.12	)% **
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$4,110	$2,891	$3,378		$7,543	$5,977
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%	0.93%	0.88%		0.90%	0.90%	*
After expense waiver#	N/A	0.88% (b)	0.86%	(b)	0.89%	0.90%	*
Net investment income to average daily net assets	0.75%	1.06%	1.42%		1.18%	0.93%	*
Portfolio turnover rate	94%	161%	66%		105%	62%	**

	Class S
	Year ended 12/31/05†	Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$10.52	$9.59	$7.68		$9.35	$10.00

Income (loss) from investment operations:
Net investment income	0.09 ***	0.11 ***	0.12	***	0.10 ***	0.07	***
Net realized and unrealized gain (loss) on investments	1.02	1.17	1.92		(1.68)	(0.68)

Total income (loss) from investment operations	1.11	1.28	2.04		(1.58)	(0.61)

Less distributions to shareholders:
From net investment income	(0.08)	(0.12)	(0.13)		(0.09)	(0.04)
From net realized gains	(1.01)	(0.23)	-		-	-

Total distributions	(1.09)	(0.35)	(0.13)		(0.09)	(0.04)

Net asset value, end of year	$10.54	$10.52	$9.59		$7.68	$9.35

Total Return(a)	10.66%	13.31%	26.63%		(16.83)%	(6.09	)% **
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$55,895	$51,940	$67,536		$60,499	$51,604
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%	0.88%	0.84%		0.85%	0.87%	*
After expense waiver#	N/A	0.84% (b)	0.82%	(b)	0.84%	0.86%	*
Net investment income to average daily net assets	0.81%	1.12%	1.45%		1.22%	1.05%	*
Portfolio turnover rate	94%	161%	66%		105%	62%	**

*	Annualized.
**	Percentages represent results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
+	For the period from May 1, 2001 (commencement of operations) through December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period October 1, 2001 through December 31, 2001 and for the year ended December 31, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  103  –

MASSMUTUAL SELECT VALUE EQUITY FUND

	Class N
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$10.50		$9.56		$7.63		$7.62

Income (loss) from investment operations:
Net investment income	0.01	***	0.04	***	0.06	***	0.00	***††
Net realized and unrealized gain on investments	1.01		1.15		1.90		0.01

Total income from investment operations	1.02		1.19		1.96		0.01

Less distributions to shareholders:
From net investment income	(0.00	)†††	(0.02)		(0.03)		-
From net realized gains	(1.01)		(0.23)		-		-

Total distributions	(1.01)		(0.25)		(0.03)		-

Net asset value, end of year	$10.51		$10.50		$9.56		$7.63

Total Return(a)	9.83%	(c)	12.51%	(c)	25.73%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$140		$282		$315		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.59%		1.63%		1.58%		-	‡
After expense waiver	N/A		1.58%	(b)	1.56%	(b)	-	‡
Net investment income to average daily net assets	0.06%		0.39%		0.70%		-	‡
Portfolio turnover rate	94%		161%		66%		105%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
††	Net investment income is less than $0.01 per share.
†††	Distribution from net investment income is less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

–  104  –

MASSMUTUAL SELECT LARGE CAP VALUE FUND

	Class A
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$10.39		$9.35		$7.24		$8.74	$9.92

Income (loss) from investment operations:
Net investment income	0.05	***	0.04	***	0.04	***	0.02 ***	0.01 ***
Net realized and unrealized gain (loss) on investments	0.89		1.04		2.10		(1.49)	(1.18)

Total income (loss) from investment operations	0.94		1.08		2.14		(1.47)	(1.17)

Less distributions to shareholders:
From net investment income	(0.05)		(0.04)		(0.03)		(0.03)	(0.01)

Net asset value, end of year	$11.28		$10.39		$9.35		$7.24	$8.74

Total Return(a)	9.05%	(c)	11.55%	(c)	29.61%		(16.86)%	(11.75)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$354,647		$266,753		$153,918		$92,001	$73,431
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%		1.25%		1.25%		1.24%	1.25%
After expense waiver#	N/A		1.25%	(b)	1.24%	(b)	1.23% (b)	1.24%
Net investment income to average daily net assets	0.44%		0.41%		0.45%		0.29%	0.12%
Portfolio turnover rate	7%		3%		7%		25%	20%

	Class L
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$10.43		$9.37		$7.26		$8.76	$9.93

Income (loss) from investment operations:
Net investment income	0.07	***	0.06	***	0.06	***	0.04 ***	0.03 ***
Net realized and unrealized gain (loss) on investments	0.90		1.06		2.10		(1.50)	(1.17)

Total income (loss) from investment operations	0.97		1.12		2.16		(1.46)	(1.14)

Less distributions to shareholders:
From net investment income	(0.08)		(0.06)		(0.05)		(0.04)	(0.03)

Net asset value, end of year	$11.32		$10.43		$9.37		$7.26	$8.76

Total Return(a)	9.25%		11.94%		29.79%		(16.64)%	(11.47)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$369,858		$316,841		$207,025		$114,417	$105,322
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%		1.00%		1.00%		1.00%	1.00%
After expense waiver#	N/A		1.00%	(b)	0.99%	(b)	0.98% (b)	0.99%
Net investment income to average daily net assets	0.69%		0.65%		0.70%		0.53%	0.37%
Portfolio turnover rate	7%		3%		7%		25%	20%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change. (see note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001, January 1, 2002 through April 30, 2002 and the year ended December 31, 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

–  105  –

MASSMUTUAL SELECT LARGE CAP VALUE FUND

	Class Y
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$10.45		$9.39		$7.27		$8.77	$9.94

Income (loss) from investment operations:
Net investment income	0.09	***	0.08	***	0.07	***	0.05 ***	0.05 ***
Net realized and unrealized gain (loss) on investments	0.89		1.05		2.11		(1.50)	(1.18)

Total income (loss) from investment operations	0.98		1.13		2.18		(1.45)	(1.13)

Less distributions to shareholders:
From net investment income	(0.09)		(0.07)		(0.06)		(0.05)	(0.04)

Net asset value, end of year	$11.34		$10.45		$9.39		$7.27	$8.77

Total Return(a)	9.37%		12.06%		30.04%		(16.52)%	(11.34)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$146,699		$127,223		$78,751		$39,762	$52,286
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%		0.85%		0.85%		0.84%	0.85%
After expense waiver#	N/A		0.85%	(b)	0.84%	(b)	0.83% (b)	0.84%
Net investment income to average daily net assets	0.84%		0.81%		0.85%		0.66%	0.52%
Portfolio turnover rate	7%		3%		7%		25%	20%

	Class S
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$10.46		$9.40		$7.27		$8.78	$9.94

Income (loss) from investment operations:
Net investment income	0.10	***	0.09	***	0.08	***	0.06 ***	0.06 ***
Net realized and unrealized gain (loss) on investments	0.90		1.05		2.12		(1.51)	(1.17)

Total income (loss) from investment operations	1.00		1.14		2.20		(1.45)	(1.11)

Less distributions to shareholders:
From net investment income	(0.10)		(0.08)		(0.07)		(0.06)	(0.05)

Net asset value, end of year	$11.36		$10.46		$9.40		$7.27	$8.78

Total Return(a)	9.57%		12.11%		30.24%		(16.53)%	(11.20)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$546,331		$436,983		$339,287		$233,510	$277,873
Ratio of expenses to average daily net assets:
Before expense waiver	0.76%		0.76%		0.76%		0.75%	0.76%
After expense waiver#	N/A		0.76%	(b)	0.75%	(b)	0.74% (b)	0.75%
Net investment income to average daily net assets	0.93%		0.88%		0.94%		0.76%	0.62%
Portfolio turnover rate	7%		3%		7%		25%	20%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change. (see note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001, January 1, 2002 through April 30, 2002 and the year ended December 31, 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  106  –

MASSMUTUAL SELECT LARGE CAP VALUE FUND

	Class N
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$10.29		$9.25		$7.21		$7.19

Income (loss) from investment operations:
Net investment income	0.02	***	0.01	***	0.03	***	0.00	***††
Net realized and unrealized gain on investments	0.87		1.03		2.07		0.02

Total income from investment operations	0.89		1.04		2.10		0.02

Less distributions to shareholders:
From net investment income	(0.01)		-		(0.06)		-

Net asset value, end of year	$11.17		$10.29		$9.25		$7.21

Total Return(a)	8.65%	(c)	11.24%	(c)	29.18%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,279		$2,911		$2,891		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.55%		1.55%		1.57%		-	‡
After expense waiver#	N/A		1.55%		1.56%	(b)	-	‡
Net investment income to average daily net assets	0.15%		0.08%		0.33%		-	‡
Portfolio turnover rate	7%		3%		7%		25%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change. (see note 3) Net investment income is less than $0.01 per share.
††	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  107  –

MASSMUTUAL SELECT INDEXED EQUITY FUND

					Class A
	Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$11.12		$10.23		$8.09		$10.55	$12.17
Income (loss) from investment operations:
Net investment income	0.13	***	0.13	***	0.08	***	0.07 ***	0.06 ***
Net realized and unrealized gain (loss) on investments	0.33		0.89		2.14		(2.47)	(1.60)

Total income (loss) from investment operations	0.46		1.02		2.22		(2.40)	(1.54)

Less distributions to shareholders:
From net investment income	(0.11)		(0.13)		(0.08)		(0.06)	(0.08)

Net asset value, end of year	$11.47		$11.12		$10.23		$8.09	$10.55

Total Return(a)	4.17%	(b)	10.01%	(b)	27.49%		(22.74)%	(12.69)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$271,778		$275,920		$160,470		$70,695	$81,682
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%		0.85%		0.85%		0.85%	0.86%
After expense waiver#	0.75%		0.78%		N/A		N/A	N/A
Net investment income to average daily net assets	1.13%		1.32%		0.94%		0.78%	0.52%
Portfolio turnover rate	6%		3%		2%		5%	4%

					Class L
	Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$11.16		$10.26		$8.11		$10.58	$12.18
Income (loss) from investment operations:
Net investment income	0.15	***	0.16	***	0.11	***	0.10 ***	0.08 ***
Net realized and unrealized gain (loss) on investments	0.34		0.89		2.15		(2.48)	(1.60)

Total income (loss) from investment operations	0.49		1.05		2.26		(2.38)	(1.52)

Less distributions to shareholders:
From net investment income	(0.15)		(0.15)		(0.11)		(0.09)	(0.08)
Net asset value, end of year	$11.50		$11.16		$10.26		$8.11	$10.58

Total Return(a)	4.41%		10.25%		27.88%		(22.53)%	(12.46)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$282,034		$218,755		$176,247		$54,756	$40,420
Ratio of expenses to average daily net assets:
Before expense waiver	0.60%		0.60%		0.60%		0.60%	0.60%
After expense waiver#	0.50%		0.53%		N/A		N/A	N/A
Net investment income to average daily net assets	1.38%		1.52%		1.21%		1.05%	0.75%
Portfolio turnover rate	6%		3%		2%		5%	4%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2004 and December 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  108  –

MASSMUTUAL SELECT INDEXED EQUITY FUND

	Class Y
	Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$11.19		$10.29		$8.12		$10.60	$12.21

Income (loss) from investment operations:
Net investment income	0.16	***	0.17	***	0.12	***	0.11 ***	0.10 ***
Net realized and unrealized gain (loss) on investments	0.34		0.89		2.16		(2.49)	(1.61)

Total income (loss) from investment operations	0.50		1.06		2.28		(2.38)	(1.51)

Less distributions to shareholders:
From net investment income	(0.15)		(0.16)		(0.11)		(0.10)	(0.10)

Net asset value, end of year	$11.54		$11.19		$10.29		$8.12	$10.60

Total Return(a)	4.49%		10.31%		28.10%		(22.47)%	(12.37)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$467,422		$419,366		$299,713		$198,240	$172,244
Net expenses to average daily net assets	0.45%		0.45%		0.45%		0.45%	0.45%
Net investment income to average daily net assets	1.43%		1.63%		1.34%		1.18%	0.90%
Portfolio turnover rate	6%		3%		2%		5%	4%

	Class S
	Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$11.30		$10.38		$8.19		$10.68	$12.29

Income (loss) from investment operations:
Net investment income	0.16	***	0.17	***	0.12	***	0.11 ***	0.11 ***
Net realized and unrealized gain (loss) on investments	0.35		0.91		2.18		(2.50)	(1.62)

Total income (loss) from investment operations	0.51		1.08		2.30		(2.39)	(1.51)

Less distributions to shareholders:
From net investment income	(0.16)		(0.16)		(0.11)		(0.10)	(0.10)

Net asset value, end of year	$11.65		$11.30		$10.38		$8.19	$10.68

Total Return(a)	4.47%		10.39%		28.10%		(22.41)%	(12.33)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$677,171		$724,614		$710,691		$567,426	$642,799
Net expenses to average daily net assets	0.42%		0.42%		0.42%		0.42%	0.42%
Net investment income to average daily net assets	1.45%		1.62%		1.37%		1.20%	0.92%
Portfolio turnover rate	6%		3%		2%		5%	4%

***	Per share amount calculated on the average shares method.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  109  –

MASSMUTUAL SELECT INDEXED EQUITY FUND

	Class Z
	Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$11.30		$10.38		$8.19		$10.68		$11.66

Income (loss) from investment operations:
Net investment income	0.19	***	0.21	***	0.15	***	0.13	***	0.09	***
Net realized and unrealized gain (loss) on investments	0.34		0.90		2.17		(2.50)		(0.95)

Total income (loss) from investment operations	0.53		1.11		2.32		(2.37)		(0.86)

Less distributions to shareholders:
From net investment income	(0.18)		(0.19)		(0.13)		(0.12)		(0.12)

Net asset value, end of year	$11.65		$11.30		$10.38		$8.19		$10.68

Total Return(a)	4.72%		10.68%		28.39%		(22.23)%		(7.33	)%**
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$251,403		$130,164		$42,906		$16,821		$95
Net expenses to average daily net assets	0.20%		0.20%		0.21%		0.20%		0.21%	*
Net investment income to average daily net assets	1.68%		1.93%		1.59%		1.42%		1.20%	*
Portfolio turnover rate	6%		3%		2%		5%		4%	**

	Class N
	Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$11.02		$10.15		$8.05		$8.05

Income (loss) from investment operations:
Net investment income	0.09	***	0.10	***	0.06	***	0.00	†
Net realized and unrealized gain (loss) on investments	0.34		0.87		2.14		(0.00	)†

Total income (loss) from investment operations	0.43		0.97		2.20		0.00

Less distributions to shareholders:
From net investment income	(0.10)		(0.10)		(0.10)		-

Net asset value, end of year	$11.35		$11.02		$10.15		$8.05

Total Return(a)	3.86%	(b)	9.59%	(b)	27.34%	(b)	0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$4,757		$3,710		$2,487		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		1.15%		1.15%		-	‡
After expense waiver#	1.05%		1.07%		N/A		N/A
Net investment income to average daily net assets	0.84%		1.00%		0.64%		0.00%	‡
Portfolio turnover rate	6%		3%		2%		5%

*	Annualized.
**	Percentages represent results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment income and net realized and unrealized loss on investments are less than $0.01 per share.
+	For the period from May 1, 2001 (commencement of operations) through December 31, 2001.
++	Class N shares commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2004 and December 31, 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  110  –

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND

	Class A
	Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$8.74		$8.33		$6.72		$9.07		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	0.03	***	(0.01	)***	(0.01	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	0.29		0.41		1.63		(2.34)		(0.91)

Total income (loss) from investment operations	0.27		0.44		1.62		(2.35)		(0.93)

Less distributions to shareholders:
From net investment income	-		(0.03)		(0.01)		(0.00	)††	-

Net asset value, end of year	$9.01		$8.74		$8.33		$6.72		$9.07

Total Return(a)	3.09%	(c)	5.32%	(c)	24.09%		(25.91)%		(9.30	)%**
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$36,742		$37,377		$26,955		$4,914		$1,006
Ratio of expenses to average daily net assets:
Before expense waiver	1.39%		1.38%		1.39%		1.38%		1.39%	*
After expense waiver#	N/A		1.38%	(b)	1.38%	(b)	1.38%		1.39%	*
Net investment income (loss) to average daily net assets	(0.20)%		0.37%		(0.13)%		(0.20)%		(0.39	)%*
Portfolio turnover rate	28%		22%		23%		30%		27%	**

	Class L
	Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$8.81		$8.39		$6.76		$9.09		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	***†	0.05	***	0.01	***	(0.00	)***†	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.29		0.42		1.63		(2.33)		(0.90)

Total income (loss) from investment operations	0.29		0.47		1.64		(2.33)		(0.91)

Less distributions to shareholders:
From net investment income	-		(0.05)		(0.01)		-		-

Net asset value, end of year	$9.10		$8.81		$8.39		$6.76		$9.09

Total Return(a)	3.32%		5.58%		24.25%		(25.63)%		(9.10	)%**
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$270,082		$301,734		$302,292		$217,427		$314,290
Ratio of expenses to average daily net assets:
Before expense waiver	1.14%		1.13%		1.13%		1.13%		1.14%	*
After expense waiver#	N/A		1.13%	(b)	1.12%	(b)	1.13%		1.14%	*
Net investment income (loss) to average daily net assets	0.05%		0.54%		0.14%		(0.05)%		(0.18	)%*
Portfolio turnover rate	28%		22%		23%		30%		27%	**

*	Annualized.
**	Percentages represent results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment income (loss) is less than $0.01 per share.
††	Distributions from net investment income is less than $0.01 per share.
†††	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
+	For the period from June 1, 2001 (commencement of operations) through December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period October 1, 2001 through December 31, 2001, the year ended December 31, 2002 and the period January 1, 2003 through April 30, 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  111  –

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND

					Class Y
	Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$8.82		$8.39		$6.77		$9.10	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	***	0.06	***	0.02	***	0.01 ***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.30		0.43		1.62		(2.34)	(0.90)

Total income (loss) from investment operations	0.31		0.49		1.64		(2.33)	(0.90)

Less distributions to shareholders:
From net investment income	(0.02)		(0.06)		(0.02)		(0.00)††	-

Net asset value, end of year	$9.11		$8.82		$8.39		$6.77	$9.10

Total Return(a)	3.46%		5.83%		24.26%		(25.56)%	(9.00	)%**
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$4,732		$4,331		$3,626		$827	$617
Ratio of expenses to average daily net assets:
Before expense waiver	1.02%		1.01%		1.01%		1.01%	1.02%	*
After expense waiver#	N/A		1.01%	(b)	1.01%	(b)	1.01%	1.01%	*
Net investment income (loss) to average daily net assets	0.17%		0.68%		0.26%		0.12%	(0.02	)%*
Portfolio turnover rate	28%		22%		23%		30%	27%	**

	Class S
	Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$8.84		$8.42		$6.78		$9.10	$10.00

Income (loss) from investment operations:
Net investment income	0.03	***	0.07	***	0.03	***	0.02 ***	0.00	***†
Net realized and unrealized gain (loss) on investments	0.30		0.42		1.64		(2.33)	(0.90)

Total income (loss) from investment operations	0.33		0.49		1.67		(2.31)	(0.90)

Less distributions to shareholders:
From net investment income	(0.03)		(0.07)		(0.03)		(0.01)	-

Net asset value, end of year	$9.14		$8.84		$8.42		$6.78	$9.10

Total Return(a)	3.68%		5.80%		24.58%		(25.43)%	(9.00	)%**
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$71,627		$79,072		$91,674		$72,210	$113,011
Ratio of expenses to average daily net assets:
Before expense waiver	0.88%		0.88%		0.88%		0.88%	0.89%	*
After expense waiver#	N/A		0.87%	(b)	0.87%	(b)	0.88%	0.89%	*
Net investment income to average daily net assets	0.30%		0.77%		0.39%		0.20%	0.07%	*
Portfolio turnover rate	28%		22%		23%		30%	27%	**

*	Annualized.
**	Percentages represent results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment income (loss) is less than $0.01 per share.
††	Distributions from net investment income is less than $0.01 per share.
†††	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
+	For the period from June 1, 2001 (commencement of operations) through December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period October 1, 2001 through December 31, 2001, the year ended December 31, 2002 and the period January 1, 2003 through April 30, 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  112  –

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND

	Class N
	Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$8.68		$8.27		$6.69		$6.69

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	0.01	***	(0.03	)***	0.00	***†
Net realized and unrealized gain on investments	0.28		0.41		1.61		(0.00	)†

Total income from investment operations	0.24		0.42		1.58		0.00

Less distributions to shareholders:
From net investment income	-		(0.01)		(0.00	)††	-

Net asset value, end of year	$8.92		$8.68		$8.27		$6.69

Total Return(a)	2.77%	(c)	5.05%	(c)	23.64%	(c)	0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,957		$2,185		$1,493		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.69%		1.68%		1.69%		-	‡
After expense waiver#	N/A		1.68%	(b)	1.69%	(b)	N/A	‡
Net investment income (loss) to average daily net assets	(0.50)%		0.08%		(0.45)%		0.00%	‡
Portfolio turnover rate	28%		22%		23%		30%

***	Per share amount calculated on the average shares method.
†	Net investment income and net realized and unrealized loss on investments are less than $0.01 per share.
††	Distributions from net investment income is less than $0.01 per share.
†††	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period January 1, 2003 through April 30, 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  113  –

MASSMUTUAL SELECT LARGE CAP GROWTH FUND

	Class A
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$9.03		$8.48		$6.97		$10.00		$10.00

Income (loss) from investment operations:
Net investment loss	(0.06	)***	(0.02	)***	(0.03	)***	(0.04	)***	-
Net realized and unrealized gain (loss) on investments	1.32		0.57		1.54		(2.99)		-

Total income (loss) from investment operations	1.26		0.55		1.51		(3.03)		0.00

Net asset value, end of year	$10.29		$9.03		$8.48		$6.97		$10.00

Total Return(a)	13.95%	(c)	6.49%	(c)	21.66%		(30.30)%		-
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$3,452		$1,997		$1,374		$826		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.38%		1.37%		1.34%		1.40%		-
After expense waiver#	1.35%		1.25%	(b)	1.25%	(b)	1.22%	(b)	-
Net investment loss to average daily net assets	(0.65)%		(0.20)%		(0.34)%		(0.48)%		-
Portfolio turnover rate	83%		68%		47%		56%		-

	Class L
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$9.09		$8.52		$6.99		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.05	)***	0.00	***†††	(0.01	)***	(0.01	)***	-
Net realized and unrealized gain (loss) on investments	1.49		0.57		1.54		(3.00)		-

Total income (loss) from investment operations	1.44		0.57		1.53		(3.01)		0.00

Less distributions to shareholders:
From net investment income	-		(0.00	)†	-		-		-

Net asset value, end of year	$10.53		$9.09		$8.52		$6.99		$10.00

Total Return(a)	15.84%		6.72%		21.89%		(30.10)%		-
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,032		$9,272		$7,628		$3,883		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%		1.12%		1.09%		1.15%		-
After expense waiver#	1.06%		1.00%	(b)	1.00%	(b)	0.98%	(b)	-
Net investment income (loss) to average daily net assets	(0.55)%		0.04%		(0.08)%		(0.20)%		-
Portfolio turnover rate	83%		68%		47%		56%		-

***	Per share amount calculated on the average shares method.
†	Distributions from net investment income was less than $0.01 per share.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
†††	Net investment income was less than $0.01 per share.
+	The Fund commenced operations on December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2002, 2003, 2004 and 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

–  114  –

MASSMUTUAL SELECT LARGE CAP GROWTH FUND

	Class Y
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$9.10		$8.53		$7.00		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	0.02	***	0.01	***	(0.01	)***	-
Net realized and unrealized gain (loss) on investments	1.34		0.57		1.53		(2.99)		-

Total income (loss) from investment operations	1.32		0.59		1.54		(3.00)		0.00

Less distributions to shareholders:
From net investment income	-		(0.02)		(0.01)		-		-

Net asset value, end of year	$10.42		$9.10		$8.53		$7.00		$10.00

Total Return(a)	14.51%		6.86%		22.04%		(30.00)%		-
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$12,099		$9,052		$7,697		$78		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%		0.97%		0.94%		1.00%		-
After expense waiver#	0.95%		0.85%	(b)	0.86%	(b)	0.82%	(b)	-
Net investment income (loss) to average daily net assets	(0.26)%		0.19%		0.08%		(0.11)%		-
Portfolio turnover rate	83%		68%		47%		56%		-

	Class S
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$9.14		$8.55		$7.01		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	0.01	***	0.01	***	(0.00	)***†	-
Net realized and unrealized gain (loss) on investments	1.34		0.59		1.54		(2.99)		-

Total income (loss) from investment operations	1.32		0.60		1.55		(2.99)		0.00

Less distributions to shareholders:
From net investment income	-		(0.01)		(0.01)		-		-

Net asset value, end of year	$10.46		$9.14		$8.55		$7.01		$10.00

Total Return(a)	14.44%		7.08%		22.05%		(29.90)%		-
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$26,241		$18,791		$33,787		$28,029		$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	0.94%		0.93%		0.90%		0.96%		-
After expense waiver#	0.91%		0.81%	(b)	0.81%	(b)	0.77%	(b)	-
Net investment income (loss) to average daily net assets	(0.21)%		0.16%		0.11%		(0.05)%		-
Portfolio turnover rate	83%		68%		47%		56%		-

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
+	The Fund commenced operations on December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2002, 2003, 2004 and 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  115  –

MASSMUTUAL SELECT LARGE CAP GROWTH FUND

	Class N
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$9.07		$8.42		$6.94		$6.95

Income (loss) from investment operations:
Net investment loss	(0.09	)***	(0.07	)***	(0.05	)***	(0.00	)***†
Net realized and unrealized gain on investments	1.33		0.72		1.53		(0.01)

Total income from investment operations	1.24		0.65		1.48		(0.01)

Net asset value, end of year	$10.31		$9.07		$8.42		$6.94

Total Return(a)	13.67%	(c)	7.72%	(c)	21.33%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1		$5		$125		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.66%		1.67%		1.64%		-	‡
After expense waiver#	1.63%		1.56%	(b)	1.55%	(b)	-	‡
Net investment income to average daily net assets	(0.94)%		(0.83)%		(0.63)%		-	‡
Portfolio turnover rate	83%		68%		47%		56%

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2002, 2003, 2004 and 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  116  –

MASSMUTUAL SELECT GROWTH EQUITY FUND

	Class A
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$7.74		$7.40		$6.04		$8.39		$11.24

Income (loss) from investment operations:
Net investment income (loss)	0.00	***††	0.00	***††	(0.02	)***	(0.03	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.26		0.34		1.38		(2.32)		(2.82)

Total income (loss) from investment operations	0.26		0.34		1.36		(2.35)		(2.85)

Less distributions to shareholders:
From net investment income	(0.00	)†††	(0.00	)†††	-		-		-

Net asset value, end of year	$8.00		$7.74		$7.40		$6.04		$8.39

Total Return(a)	3.39%	(c)	4.60%	(c)	22.52%		(28.01)%		(25.36)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$229,120		$224,998		$206,097		$79,267		$75,186
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%		1.26%		1.26%		1.26%		1.27%
After expense waiver#	N/A		1.24%	(b)	1.18%	(b)	1.22%	(b)	1.24%
Net investment income (loss) to average daily net assets	0.05%		0.01%		(0.31)%		(0.41)%		(0.36)%
Portfolio turnover rate	92%		181%		260%		224%		279%

	Class L
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$7.83		$7.49		$6.10		$8.45		$11.29

Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.02	***	(0.00	)***††	(0.01	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.26		0.34		1.39		(2.34)		(2.83)

Total income (loss) from investment operations	0.28		0.36		1.39		(2.35)		(2.84)

Less distributions to shareholders:
From net investment income	(0.02)		(0.02)		-		-		-

Net asset value, end of year	$8.09		$7.83		$7.49		$6.10		$8.45

Total Return(a)	3.61%		4.82%		22.79%		(27.81)%		(25.15)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$291,037		$276,387		$201,623		$99,882		$112,901
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%		1.01%		1.01%		1.01%		1.02%
After expense waiver#	N/A		0.99%	(b)	0.92%	(b)	0.97%	(b)	0.99%
Net investment income (loss) to average daily net assets	0.30%		0.29%		(0.05)%		(0.17)%		(0.11)%
Portfolio turnover rate	92%		181%		260%		224%		279%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
††	Net investment income (loss) is less than $0.01 per share.
†††	Distribution from net investment income is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods shown if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

–  117  –

MASSMUTUAL SELECT GROWTH EQUITY FUND

	Class Y
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$7.88		$7.54		$6.12		$8.47		$11.31

Income (loss) from investment operations:
Net investment income (loss)	0.04	***	0.03	***	0.01	***	(0.00	)***††	0.00	***††
Net realized and unrealized gain (loss) on investments	0.25		0.34		1.41		(2.35)		(2.84)

Total income (loss) from investment operations	0.29		0.37		1.42		(2.35)		(2.84)

Less distributions to shareholders:
From net investment income	(0.03)		(0.03)		-		-		-

Net asset value, end of year	$8.14		$7.88		$7.54		$6.12		$8.47

Total Return(a)	3.72%		4.92%		23.20%		(27.75)%		(25.11)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$115,290		$112,683		$101,937		$70,469		$81,552
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%		0.86%		0.86%		0.86%		0.87%
After expense waiver#	N/A		0.84%	(b)	0.77%	(b)	0.82%	(b)	0.84%
Net investment income (loss) to average daily net assets	0.45%		0.42%		0.10%		(0.03)%		0.04%
Portfolio turnover rate	92%		181%		260%		224%		279%

	Class S
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$7.90		$7.56		$6.14		$8.49		$11.32

Income (loss) from investment operations:
Net investment income	0.04	***	0.04	***	0.01	***	0.00	***††	0.01	***
Net realized and unrealized gain (loss) on investments	0.27		0.34		1.41		(2.35)		(2.84)

Total income (loss) from investment operations	0.31		0.38		1.42		(2.35)		(2.83)

Less distributions to shareholders:
From net investment income	(0.04)		(0.04)		-		-		-

Net asset value, end of year	$8.17		$7.90		$7.56		$6.14		$8.49

Total Return(a)	3.91%		4.96%		23.13%		(27.68)%		(25.00)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$269,166		$229,407		$217,508		$130,165		$174,610
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%		0.80%		0.80%		0.80%		0.81%
After expense waiver#	N/A		0.78%	(b)	0.71%	(b)	0.76%	(b)	0.78%
Net investment income (loss) to average daily net assets	0.51%		0.48%		0.16%		0.04%		0.10%
Portfolio turnover rate	92%		181%		260%		224%		279%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
††	Net investment income (loss) is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods shown if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  118  –

MASSMUTUAL SELECT GROWTH EQUITY FUND

	Class N
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$7.65		$7.34		$6.01		$6.01

Income (loss) from investment operations:
Net investment income	(0.02	)***	(0.02	)***	(0.05	)***	0.00	***††
Net realized and unrealized gain on investments	0.26		0.33		1.38		(0.00	)††

Total income from investment operations	0.24		0.31		1.33		0.00

Net asset value, end of year	$7.89		$7.65		$7.34		$6.01

Total Return(a)	3.14%	(c)	4.22%	(c)	22.13%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,294		$1,472		$1,661		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.55%		1.56%		1.57%		-	‡
After expense waiver	N/A		1.54%	(b)	1.52%	(b)	-	‡
Net investment income to average daily net assets	(0.25)%		(0.31)%		(0.65)%		-	‡
Portfolio turnover rate	92%		181%		260%		224%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
††	Net investment income and net realized and unrealized loss on investments are less then $.01 per share.
‡	Amounts are de minimis due to short period of operations.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods shown if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.
++	Class N commenced operations on December 31, 2002.

–  119  –

MASSMUTUAL SELECT AGGRESSIVE GROWTH FUND

	Class A
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01(d)
Net asset value, beginning of year	$5.89		$4.96		$3.80		$5.28		$7.75

Income (loss) from investment operations:
Net investment loss	(0.06	)***	(0.04	)***	(0.02	)***	(0.02	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	0.64		0.97		1.18		(1.46)		(2.45)

Total income (loss) from investment operations	0.58		0.93		1.16		(1.48)		(2.47)

Net asset value, end of year	$6.47		$5.89		$4.96		$3.80		$5.28

Total Return(a)	9.85%	(c)	18.75%	(c)	30.53%		(28.03)%		(31.87)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$137,756		$117,232		$65,012		$37,203		$34,747
Ratio of expenses to average daily net assets:
Before expense waiver	1.35%		1.36%		1.37%		1.37%		1.36%
After expense waiver#	1.27%		1.30%	(b)	1.33%	(b)	1.34%	(b)	1.35%
Net investment loss to average daily net assets	(1.02)%		(0.67)%		(0.56)%		(0.56)%		(0.33)%
Portfolio turnover rate	24%		85%		93%		112%		112%

	Class L
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01(d)
Net asset value, beginning of year	$5.97		$5.01		$3.82		$5.31		$7.77

Income (loss) from investment operations:
Net investment loss	(0.05	)***	(0.02	)***	(0.01	)***	(0.01	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.64		0.98		1.20		(1.48)		(2.46)

Total income (loss) from investment operations	0.59		0.96		1.19		(1.49)		(2.46)

Net asset value, end of year	$6.56		$5.97		$5.01		$3.82		$5.31

Total Return(a)	9.88%		19.16%		31.15%		(28.06)%		(31.66)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$193,605		$152,518		$76,120		$31,012		$27,980
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.11%		1.12%		1.12%		1.11%
After expense waiver#	1.02%		1.05%	(b)	1.08%	(b)	1.09%	(b)	1.10%
Net investment loss to average daily net assets	(0.77)%		(0.42)%		(0.32)%		(0.31)%		(0.08)%
Portfolio turnover rate	24%		85%		93%		112%		112%

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001, January 1, 2002 through April 30, 2002, and the years ended December 31, 2004 and 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.
(d)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was an increase to net investment loss per share of less than $0.01, a decrease to net realized and unrealized gains and losses per share of less than $0.01 and an increase in the ratio of net investment loss to average net assets of 0.02%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  120  –

MASSMUTUAL SELECT AGGRESSIVE GROWTH FUND

	Class Y
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01(c)
Net asset value, beginning of year	$6.00		$5.03		$3.83		$5.31		$7.77

Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.01	)***	(0.01	)***	(0.01	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.65		0.98		1.21		(1.47)		(2.46)

Total income (loss) from investment operations	0.61		0.97		1.20		(1.48)		(2.46)

Net asset value, end of year	$6.61		$6.00		$5.03		$3.83		$5.31

Total Return(a)	10.17%		19.28%		31.33%		(27.87)%		(31.66)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$41,705		$32,242		$17,333		$10,145		$12,095
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%		0.96%		0.97%		0.97%		0.96%
After expense waiver#	0.87%		0.90%	(b)	0.93%	(b)	0.94%	(b)	0.94%
Net investment loss to average daily net assets	(0.62)%		(0.27)%		(0.16)%		(0.16)%		(0.02)%
Portfolio turnover rate	24%		85%		93%		112%		112%

	Class S
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01(c)
Net asset value, beginning of year	$6.03		$5.05		$3.84		$5.32		$7.77

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	(0.01	)***	(0.00	)***†	(0.01	)***	0.01	***
Net realized and unrealized gain (loss) on investments	0.65		0.99		1.21		(1.47)		(2.46)

Total income (loss) from investment operations	0.62		0.98		1.21		(1.48)		(2.45)

Net asset value, end of year	$6.65		$6.03		$5.05		$3.84		$5.32

Total Return(a)	10.28%		19.41%		31.51%		(27.82)%		(31.53)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$240,002		$198,154		$108,281		$46,026		$76,724
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%		0.86%		0.87%		0.87%		0.86%
After expense waiver#	0.77%		0.80%	(b)	0.83%	(b)	0.84%	(b)	0.85%
Net investment income (loss) to average daily net assets	(0.51)%		(0.17)%		(0.06)%		(0.07)%		0.17%
Portfolio turnover rate	24%		85%		93%		112%		112%

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001, January 1, 2002 through April 30, 2002, and the years ended December 31, 2004 and 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was an increase to net investment loss per share of less than $0.01, a decrease to net realized and unrealized gains and losses per share of less than $0.01 and an increase in the ratio of net investment loss to average net assets of 0.02%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  121  –

MASSMUTUAL SELECT AGGRESSIVE GROWTH FUND

	Class N
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$5.83		$4.92		$3.77		$3.77

Income (loss) from investment operations:
Net investment income (loss)	(0.08	)***	(0.05	)***	(0.04	)***	0.00	***†
Net realized and unrealized gain (loss) on investments	0.62		0.96		1.19		(0.00	)†

Total income from investment operations	0.54		0.91		1.15		0.00

Net asset value, end of year	$6.37		$5.83		$4.92		$3.77

Total Return(a)	9.26%	(c)	18.50%	(c)	30.50%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,034		$1,144		$636		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.65%		1.66%		1.68%		-	‡
After expense waiver#	1.57%		1.59%	(b)	1.64%	(b)	-	‡
Net investment loss to average daily net assets	(1.32)%		(0.99)%		(0.91)%		-	‡
Portfolio turnover rate	24%		85%		93%		112%

***	Per share amount calculated on the average shares method.
†	Net investment income and net realized and unrealized losses on investments are less than $0.01 per share.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2004 and 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  122  –

MASSMUTUAL SELECT OTC 100 FUND

	Class A
	Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$4.09		$3.74		$2.53		$4.08		$6.08

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	0.00	***†	(0.03	)***	(0.03	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	0.05		0.35		1.24		(1.52)		(1.96)

Total income (loss) from investment operations	0.03		0.35		1.21		(1.55)		(2.00)

Less distributions to shareholders:
From net investment income	-		(0.00	)†	-		-		-

Net asset value, end of year	$4.12		$4.09		$3.74		$2.53		$4.08

Total Return(a)	0.73%	(b)	9.47%	(b)	47.83%		(37.99)%		(33.00)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$26,216		$32,176		$30,349		$11,644		$12,472
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%		1.12%		1.17%		1.18%		1.11%
After expense waiver#	N/A		N/A		1.12%		1.04%		1.07%
Net investment income (loss) to average daily net assets	(0.50)%		0.12%		(0.86)%		(0.90)%		(0.90)%
Portfolio turnover rate	17%		30%		66%		65%		45%

	Class L
	Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$4.13		$3.77		$2.54		$4.10		$6.09

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	0.01	***	(0.02	)***	(0.02	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.05		0.36		1.25		(1.54)		(1.96)

Total income (loss) from investment operations	0.04		0.37		1.23		(1.56)		(1.99)

Less distributions to shareholders:
From net investment income	-		(0.01)		-		-		-

Net asset value, end of year	$4.17		$4.13		$3.77		$2.54		$4.10

Total Return(a)	0.97%		9.82%		48.43%		(38.05)%		(32.68)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$13,000		$13,101		$15,508		$6,389		$8,225
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%		0.87%		0.91%		0.93%		0.86%
After expense waiver#	N/A		N/A		0.87%		0.79%		0.82%
Net investment income (loss) to average daily net assets	(0.24)%		0.26%		(0.61)%		(0.65)%		(0.65)%
Portfolio turnover rate	17%		30%		66%		65%		45%

***	Per share amount calculated on the average shares method.
†	Net investment income and distributions from net investment income are less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001, and the years ended December 31, 2002 and 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  123  –

MASSMUTUAL SELECT OTC 100 FUND

	Class Y
	Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$4.15		$3.79		$2.54		$4.11		$6.10

Income (loss) from investment operations:
Net investment income (loss)	(0.00	)***†	0.02	***	(0.01	)***	(0.01	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	0.04		0.36		1.26		(1.56)		(1.97)

Total income (loss) from investment operations	0.04		0.38		1.25		(1.57)		(1.99)

Less distributions to shareholders:
From net investment income	-		(0.02)		-		-		-

Net asset value, end of year	$4.19		$4.15		$3.79		$2.54		$4.11

Total Return(a)	0.96%		9.98%		48.63%		(37.96)%		(32.62)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,628		$3,777		$3,827		$998		$350
Ratio of expenses to average daily net assets:
Before expense waiver	0.71%		0.72%		0.77%		0.78%		0.71%
After expense waiver#	N/A		N/A		0.73%		0.64%		0.67%
Net investment income (loss) to average daily net assets	(0.11)%		0.49%		(0.45)%		(0.50)%		(0.50)%
Portfolio turnover rate	17%		30%		66%		65%		45%

	Class S
	Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$4.17		$3.81		$2.56		$4.12		$6.10

Income (loss) from investment operations:
Net investment income (loss)	(0.00	)***†	0.02	***	(0.01	)***	(0.01	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	0.05		0.36		1.26		(1.55)		(1.96)

Total income (loss) from investment operations	0.05		0.38		1.25		(1.56)		(1.98)

Less distributions to shareholders:
From net investment income	-		(0.02)		-		-		-

Net asset value, end of year	$4.22		$4.17		$3.81		$2.56		$4.12

Total Return(a)	1.20%		10.00%		48.83%		(37.71)%		(32.62)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$19,404		$25,880		$26,424		$7,211		$19,602
Ratio of expenses to average daily net assets:
Before expense waiver	0.61%		0.62%		0.67%		0.68%		0.62%
After expense waiver#	N/A		N/A		0.63%		0.54%		0.58%
Net investment income (loss) to average daily net assets	(0.01)%		0.45%		(0.36)%		(0.41)%		(0.39)%
Portfolio turnover rate	17%		30%		66%		65%		45%

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001, and the years ended December 31, 2002 and 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  124  –

MASSMUTUAL SELECT OTC 100 FUND

	Class N
	Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$4.05		$3.71		$2.52		$2.53

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	0.00	***†	(0.04	)***	(0.00	)***†
Net realized and unrealized gain on investments	0.05		0.34		1.23		(0.01)

Total income from investment operations	0.02		0.34		1.19		(0.01)

Less distributions to shareholders:
From net investment income	-		(0.00	)††	-		-

Net asset value, end of year	$4.07		$4.05		$3.71		$2.52

Total Return(a)	0.49%	(b)	9.25%	(b)	47.22%	(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$451		$432		$150		$100
Ratio of expenses to average daily net assets:
Before expense waiver	1.41%		1.41%		1.46%		-	‡
After expense waiver#	N/A		N/A		1.42%		-	‡
Net investment income (loss) to average daily net assets	(0.79)%		0.11%		(1.15)%		-	‡
Portfolio turnover rate	17%		30%		66%		65%

***	Per share amount calculated on the average shares method.
†	Net investment income (loss) is less than $0.01 per share.
††	Distributions from net investment income are less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2003.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  125  –

MASSMUTUAL SELECT FOCUSED VALUE FUND

	Class A
	Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$17.78		$16.92		$11.94		$13.41		$10.51

Income (loss) from investment operations:
Net investment loss	(0.00	)***†	(0.07	)***	(0.06	)***	(0.04	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	0.53		1.96		5.45		(1.33)		3.30

Total income (loss) from investment operations	0.53		1.89		5.39		(1.37)		3.26

Less distributions to shareholders:
From net investment income	(0.01)		-		(0.00	)†	-		(0.00	)†
From net realized gains	(1.60)		(1.03)		(0.41)		(0.10)		(0.36)

Total distributions	(1.61)		(1.03)		(0.41)		(0.10)		(0.36)

Net asset value, end of year	$16.70		$17.78		$16.92		$11.94		$13.41

Total Return(a)	2.98%	(c)	11.33%	(c)	45.13%		(10.18)%		31.08%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$252,047		$228,871		$158,981		$54,319		$24,562
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%		1.30%		1.30%		1.30%		1.29%
After expense waiver#	N/A		1.28%	(b)	1.29%	(b)	1.30%	(b)	1.29%
Net investment income (loss) to average daily net assets	(0.01)%		(0.40)%		(0.40)%		(0.33)%		(0.30)%
Portfolio turnover rate	31%		32%		31%		78%		53%

	Class L
	Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$17.98		$17.05		$12.00		$13.45		$10.51

Income (loss) from investment operations:
Net investment income (loss)	0.05	***	(0.03	)***	(0.02	)***	(0.01	)***	0.00	***†
Net realized and unrealized gain (loss) on investments	0.53		1.99		5.48		(1.34)		3.31

Total income (loss) from investment operations	0.58		1.96		5.46		(1.35)		3.31

Less distributions to shareholders:
From net investment income	(0.05)		-		(0.00	)†	-		(0.01)
From net realized gains	(1.60)		(1.03)		(0.41)		(0.10)		(0.36)

Total distributions	(1.65)		(1.03)		(0.41)		(0.10)		(0.37)

Net asset value, end of year	$16.91		$17.98		$17.05		$12.00		$13.45

Total Return(a)	3.26%		11.65%		45.49%		(10.00)%		31.50%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$180,827		$163,742		$114,730		$39,942		$25,594
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%		1.05%		1.05%		1.05%		1.04%
After expense waiver#	N/A		1.03%	(b)	1.04%	(b)	1.05%	(b)	1.04%
Net investment income (loss) to average daily net assets	0.26%		(0.16)%		(0.16)%		(0.11)%		0.00%	††
Portfolio turnover rate	31%		32%		31%		78%		53%

***	Per share amount calculated on the average shares method.
†	Net investment income and distributions from net investment income are less than $0.01 per share.
††	The ratio of net investment income to average daily net assets is less than 0.01%.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001, January 1, 2002 through April 30, 2002 and the years ended December 31, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expense of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

–  126  –

MASSMUTUAL SELECT FOCUSED VALUE FUND

				Class Y
	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$18.08	$17.12		$12.03		$13.46	$10.52

Income (loss) from investment operations:
Net investment income (loss)	0.07 ***	(0.00	)***†	(0.00	)***†	0.03 ***	0.02 ***
Net realized and unrealized gain (loss) on investments	0.55	1.99		5.50		(1.36)	3.30

Total income (loss) from investment operations	0.62	1.99		5.50		(1.33)	3.32

Less distributions to shareholders:
From net investment income	(0.08)	-		(0.00	)†	-	(0.02)
From net realized gains	(1.60)	(1.03)		(0.41)		(0.10)	(0.36)

Total distributions	(1.68)	(1.03)		(0.41)		(0.10)	(0.38)

Net asset value, end of year	$17.02	$18.08		$17.12		$12.03	$13.46

Total Return(a)	3.44%	11.78%		45.71%		(9.85)%	31.60%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$116,392	$94,538		$78,549		$45,302	$10,137
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%	0.90%		0.89%		0.90%	0.89%
After expense waiver#	N/A	0.88%	(b)	0.89%	(b)	0.90% (b)	0.89%
Net investment income (loss) to average daily net assets	0.40%	(0.01)%		(0.01)%		0.24%	0.14%
Portfolio turnover rate	31%	32%		31%		78%	53%

				Class S
	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$18.18	$17.19		$12.06		$13.48	$10.53

Income (loss) from investment operations:
Net investment income	0.09 ***	0.01	***	0.01	***	0.02 ***	0.03 ***
Net realized and unrealized gain (loss) on investments	0.54	2.01		5.53		(1.34)	3.31

Total income (loss) from investment operations	0.63	2.02		5.54		(1.32)	3.34

Less distributions to shareholders:
From net investment income	(0.10)	-		(0.00	)†	-	(0.03)
From net realized gains	(1.60)	(1.03)		(0.41)		(0.10)	(0.36)

Total distributions	(1.70)	(1.03)		(0.41)		(0.10)	(0.39)

Net asset value, end of year	$17.11	$18.18		$17.19		$12.06	$13.48

Total Return(a)	3.45%	11.91%		45.94%		(9.76)%	31.70%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$354,769	$326,445		$293,759		$114,178	$110,092
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%	0.80%		0.80%		0.80%	0.79%
After expense waiver#	N/A	0.78%	(b)	0.79%	(b)	0.80% (b)	0.79%
Net investment income to average daily net assets	0.50%	0.08%		0.09%		0.13%	0.28%
Portfolio turnover rate	31%	32%		31%		78%	53%

***	Per share amount calculated on the average shares method.
†	Net investment loss and distributions from net investment income are less than $0.01 per share.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001, January 1, 2002 through April 30, 2002 and the years ended December 31, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expense of the Fund.

–  127  –

MASSMUTUAL SELECT FOCUSED VALUE FUND

	Class N
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$17.60		$16.81		$11.90		$11.77

Income (loss) from investment operations:
Net investment loss	(0.05	)***	(0.12	)***	(0.11	)***	(0.00	)***†
Net realized and unrealized gain on investments	0.53		1.94		5.43		0.13

Total income from investment operations	0.48		1.82		5.32		0.13

Less distributions to shareholders:
From net investment income	-		-		(0.00	)†	-
Tax return of capital	-		-		(0.41)		-
From net realized gains	(1.60)		(1.03)		-		-

Total distributions	(1.60)		(1.03)		(0.41)		-

Net asset value, end of year	$16.48		$17.60		$16.81		$11.90

Total Return(a)	2.61%	(c)	11.05%	(c)	44.70%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,820		$1,006		$904		$102
Ratio of expenses to average daily net assets:
Before expense waiver	1.60%		1.60%		1.61%		-	‡
After expense waiver#	N/A		1.58%	(b)	1.60%	(b)	-	‡
Net investment loss to average daily net assets	(0.27)%		(0.72)%		(0.70)%		-	‡
Portfolio turnover rate	31%		32%		31%		78%

***	Per share amount calculated on the average shares method.
†	Net investment loss and distributions from net investment income are less than $0.01 per share.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expense of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

–  128  –

MASSMUTUAL SELECT SMALL COMPANY VALUE FUND

	Class A
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03	Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$14.28		$11.96		$8.66	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	0.00	***††	0.02 ***	0.05 ***	-
Net realized and unrealized gain (loss) on investments	0.68		2.65		3.31	(1.37)	-

Total income (loss) from investment operations	0.65		2.65		3.33	(1.32)	0.00

Less distributions to shareholders:
From net investment income	-		-		(0.01)	(0.02)	-
From net realized gains	(0.65)		(0.33)		(0.02)	-	-

Total distributions	(0.65)		(0.33)		(0.03)	(0.02)	-

Net asset value, end of year	$14.28		$14.28		$11.96	$8.66	$10.00

Total Return(a)	4.56%	(c)	22.30%	(c)	38.66%	(13.27)%	-
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$136,675		$115,807		$44,754	$8,602	$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.49%		1.49%		1.51%	1.64%	-
After expense waiver#	N/A		1.44%	(b)	1.41% (b)	1.37% (b)	-
Net investment income (loss) to average daily net assets	(0.24)%		(0.02)%		0.17%	0.52%	-
Portfolio turnover rate	56%		36%		58%	69%	N/A

	Class L
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03	Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$14.31		$11.96		$8.65	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.00	***††	0.03	***	0.05 ***	0.08 ***	-
Net realized and unrealized gain (loss) on investments	0.68		2.67		3.31	(1.39)	-

Total income (loss) from investment operations	0.68		2.70		3.36	(1. 31)	0.00

Less distributions to shareholders:
From net investment income	-		(0.02)		(0.03)	(0.04)	-
From net realized gains	(0.65)		(0.33)		(0.02)	-	-

Total distributions	(0.65)		(0.35)		(0.05)	(0.04)	-

Net asset value, end of year	$14.34		$14.31		$11.96	$8.65	$10.00

Total Return(a)	4.76%		22.68%		38.92%	(13.10)%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$125,631		$116,485		$37,776	$3,252	$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.24%		1.24%		1.26%	1.39%	-	‡
After expense waiver#	N/A		1.19%	(b)	1.17% (b)	1.11% (b)	-	‡
Net investment income to average daily net assets	0.00%		0.24%		0.45%	0.86%	-	‡
Portfolio turnover rate	56%		36%		58%	69%	N/A

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
††	Net investment income is less than $0.01 per share.
+	The Fund commenced operations on December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2002, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  129  –

MASSMUTUAL SELECT SMALL COMPANY VALUE FUND

	Class Y
	Year ended 12/31/05†	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$14.35	$11.99	$8.66	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.02 ***	0.05 ***	0.06 ***	0.11 ***	-
Net realized and unrealized gain (loss) on investments	0.69	2.67	3.33	(1.40)	-

Total income (loss) from investment operations	0.71	2.72	3.39	(1.29)	0.00

Less distributions to shareholders:
From net investment income	-	(0.03)	(0.04)	(0.05)	-
From net realized gains	(0.65)	(0.33)	(0.02)	-	-

Total distributions	(0.65)	(0.36)	(0.06)	(0.05)	-

Net asset value, end of year	$14.41	$14.35	$11.99	$8.66	$10.00

Total Return(a)	4.96%	22.80%	39.16%	(12.92)%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$98,126	$100,488	$46,409	$19,708	$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%	1.09%	1.11%	1.24%	-	‡
After expense waiver#	N/A	1.04% (b)	1.01% (b)	0.92% (b)	-	‡
Net investment income to average daily net assets	0.13%	0.37%	0.58%	1.32%	-	‡
Portfolio turnover rate	56%	36%	58%	69%	N/A

	Class S
	Year ended 12/31/05†	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$14.39	$12.02	$8.67	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.03 ***	0.05 ***	0.06 ***	0.07 ***	-
Net realized and unrealized gain (loss) on investments	0.69	2.68	3.35	(1.36)	-

Total income (loss) from investment operations	0.72	2.73	3.41	(1.29)	0.00

Less distributions to shareholders:
From net investment income	-	(0.03)	(0.04)	(0.04)	-
From net realized gains	(0.65)	(0.33)	(0.02)	-	-

Total distributions	(0.65)	(0.36)	(0.06)	(0.04)	-

Net asset value, end of year	$14.46	$14.39	$12.02	$8.67	$10.00

Total Return(a)	5.01%	22.86%	39.37%	(12.92)%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$221,271	$188,743	$80,661	$44,356	$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%	1.05%	1.07%	1.20%	-	‡
After expense waiver#	N/A	1.00% (b)	0.97% (b)	0.96% (b)	-	‡
Net investment income to average daily net assets	0.20%	0.40%	0.58%	0.76%	-	‡
Portfolio turnover rate	56%	36%	58%	69%	N/A

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
+	The Fund commenced operations on December 31, 2001.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2002, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  130  –

MASSMUTUAL SELECT SMALL COMPANY VALUE FUND

	Class N
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02+
Net asset value, beginning of year	$14.16		$11.90		$8.63		$8.59

Income (loss) from investment operations:
Net investment income (loss)	(0.08	)***	(0.05	)***	(0.01	)***	0.00	***††
Net realized and unrealized gain on investments	0.68		2.64		3.30		0.04

Total income from investment operations	0.60		2.59		3.29		0.04

Less distributions to shareholders:
From net investment income	-		-		(0.00	)†††	-
From net realized gains	(0.65)		(0.33)		(0.02)		-

Total distributions	(0.65)		(0.33)		(0.02)		-

Net asset value, end of year	$14.11		$14.16		$11.90		$8.63

Total Return(a)	4.25%	(c)	21.91%	(c)	38.20%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,251		$916		$564		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.79%		1.79%		1.81%		-	‡
After expense waiver#	N/A		1.74%	(b)	1.72%	(b)	-	‡
Net investment loss to average daily net assets	(0.54)%		(0.37)%		(0.08)%		-	‡
Portfolio turnover rate	56%		36%		58%		69%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
††	Net investment income is less than $0.01 per share.
†††	Distributions from net investment income are less than $0.01 per share.
+	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

–  131  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY FUND

	Class A
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$8.74		$7.64		$5.87		$8.18		$11.66

Income (loss) from investment operations:
Net investment loss	(0.05	)***	(0.05	)***	(0.05	)***	(0.06	)***	(0.08	)***
Net realized and unrealized gain (loss) on investments	1.13		1.15		1.82		(2.25)		(3.40)

Total income (loss) from investment operations	1.08		1.10		1.77		(2.31)		(3.48)

Net asset value, end of year	$9.82		$8.74		$7.64		$5.87		$8.18

Total Return(a)	12.47%	(c)	14.40%	(c)	30.15%		(28.24)%		(29.85)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$34,053		$29,642		$37,976		$23,351		$27,226
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%		1.30%		1.30%		1.30%		1.30%
After expense waiver#	N/A		1.27%	(b)	1.26%	(b)	1.29%		1.27%
Net investment loss to average daily net assets	(0.59)%		(0.68)%		(0.78)%		(0.90)%		(0.86)%
Portfolio turnover rate	117%		93%		128%		284%		160%

	Class L
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$8.87		$7.73		$5.93		$8.24		$11.72

Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.03	)***	(0.04	)***	(0.04	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	1.16		1.17		1.84		(2.27)		(3.43)

Total income (loss) from investment operations	1.13		1.14		1.80		(2.31)		(3.48)

Less distributions to shareholders:
From net investment income	-		-		-		-		(0.00	)††

Net asset value, end of year	$10.00		$8.87		$7.73		$5.93		$8.24

Total Return(a)	12.74%		14.75%		30.35%		(28.03)%		(29.68)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$42,353		$39,546		$35,668		$24,204		$28,351
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%		1.06%		1.05%		1.05%		1.05%
After expense waiver#	N/A		1.02%	(b)	1.01%	(b)	1.04%		1.02%
Net investment loss to average daily net assets	(0.35)%		(0.44)%		(0.54)%		(0.65)%		(0.61)%
Portfolio turnover rate	117%		93%		128%		284%		160%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
††	Distributions from net investment income is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2001, the period January 1, 2002 through April 30, 2002, and the years ended December 31, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce the operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

–  132  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY FUND

	Class Y
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$8.94		$7.78		$5.95		$8.26		$11.75

Income (loss) from investment operations:
Net investment loss	(0.02	)***	(0.02	)***	(0.03	)***	(0.03	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	1.16		1.18		1.86		(2.28)		(3.44)

Total income (loss) from investment operations	1.14		1.16		1.83		(2.31)		(3.49)

Less distributions to shareholders:
From net investment income	-		-		-		-		(0.00	)††

Net asset value, end of year	$10.08		$8.94		$7.78		$5.95		$8.26

Total Return(a)	12.86%		14.91%		30.76%		(27.97)%		(29.67)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$21,345		$15,791		$16,202		$9,379		$12,490
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%		0.90%		0.90%		0.90%		0.90%
After expense waiver#	N/A		0.87%	(b)	0.86%	(b)	0.89%		0.87%
Net investment loss to average daily net assets	(0.19)%		(0.29)%		(0.38)%		(0.50)%		(0.49)%
Portfolio turnover rate	117%		93%		128%		284%		160%

	Class S
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$8.97		$7.79		$5.96		$8.27		$11.75

Income (loss) from investment operations:
Net investment loss	(0.01	)***	(0.02	)***	(0.02	)***	(0.03	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	1.16		1.20		1.85		(2.28)		(3.43)

Total income (loss) from investment operations	1.15		1.18		1.83		(2.31)		(3.47)

Less distributions to shareholders:
From net investment income	-		-		-		-		(0.01)

Net asset value, end of year	$10.12		$8.97		$7.79		$5.96		$8.27

Total Return(a)	12.82%		15.15%		30.70%		(27.93)%		(29.52)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$70,676		$50,160		$68,504		$47,443		$81,248
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%		0.83%		0.83%		0.83%		0.83%
After expense waiver#	N/A		0.80%	(b)	0.79%	(b)	0.82%		0.80%
Net investment loss to average daily net assets	(0.12)%		(0.22)%		(0.32)%		(0.43)%		(0.40)%
Portfolio turnover rate	117%		93%		128%		284%		160%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
††	Distributions from net investment income is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2001, the period January 1, 2002 through April 30, 2002, and the years ended December 31, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce the operating expenses of the Fund.

–  133  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY FUND

	Class N
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$8.67		$7.59		$5.85		$5.86

Income (loss) from investment operations:
Net investment loss	(0.08	)***	(0.08	)***	(0.07	)***	(0.00	)***††
Net realized and unrealized gain (loss) on investments	1.12		1.16		1.81		(0.01)

Total income (loss) from investment operations	1.04		1.08		1.74		(0.01)

Net asset value, end of year	$9.71		$8.67		$7.59		$5.85

Total Return(a)	12.00%	(c)	14.23%	(c)	29.74%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$167		$149		$137		$100
Ratio of expenses to average daily net assets:
Before expense waiver	1.60%		1.60%		1.60%		-	‡
After expense waiver	N/A		1.57%	(b)	1.56%	(b)	-	‡
Net investment loss to average daily net assets	(0.89)%		(0.99)%		(1.09)%		-	‡
Portfolio turnover rate	117%		93%		128%		284%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
††	Net investment loss is less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce the operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  134  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY II FUND

	Class A
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$13.09		$11.17		$8.12		$10.33		$10.48

Income (loss) from investment operations:
Net investment loss	(0.09	)***	(0.10	)***	(0.09	)***	(0.08	)***	(0.09	)***
Net realized and unrealized gain (loss) on investments	1.74		2.04		3.14		(2.13)		(0.06)

Total income (loss) from investment operations	1.65		1.94		3.05		(2.21)		(0.15)

Less distributions to shareholders:
From net realized gains	(0.61)		(0.02)		-		-		-

Net asset value, end of year	$14.13		$13.09		$11.17		$8.12		$10.33

Total Return(a)	12.63%	(c)	17.41%	(c)	37.56%		(21.39)%		(1.43)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$310,072		$208,278		$93,526		$30,968		$14,113
Ratio of expenses to average daily net assets:
Before expense waiver	1.35%		1.35%		1.35%		1.36%		1.35%
After expense waiver#	N/A		1.34%	(b)	1.34%	(b)	1.35%	(b)	1.35%
Net investment loss to average daily net assets	(0.68)%		(0.89)%		(0.93)%		(0.96)%		(0.89)%
Portfolio turnover rate	28%		42%		54%		61%		49%

	Class L
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$13.24		$11.27		$8.17		$10.37		$10.50

Income (loss) from investment operations:
Net investment loss	(0.06	)***	(0.08	)***	(0.07	)***	(0.07	)***	(0.06	)***
Net realized and unrealized gain (loss) on investments	1.77		2.07		3.17		(2.13)		(0.07)

Total income (loss) from investment operations	1.71		1.99		3.10		(2.20)		(0.13)

Less distributions to shareholders:
From net realized gains	(0.61)		(0.02)		-		-		-

Net asset value, end of year	$14.34		$13.24		$11.27		$8.17		$10.37

Total Return(a)	12.94%		17.70%		37.94%		(21.22)%		(1.24)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$508,296		$403,972		$225,279		$116,835		$136,206
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.10%		1.10%		1.11%		1.10%
After expense waiver#	N/A		1.09%	(b)	1.09%	(b)	1.09%	(b)	1.10%
Net investment loss to average daily net assets	(0.43)%		(0.65)%		(0.68)%		(0.72)%		(0.59)%
Portfolio turnover rate	28%		42%		54%		61%		49%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001, January 1, 2002 through April 30, 2002 and the years ended December 31, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with the certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  135  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY II FUND

	Class Y
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$13.35		$11.34		$8.21		$10.40		$10.51

Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.06	)***	(0.05	)***	(0.04	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	1.78		2.09		3.18		(2.15)		(0.06)

Total income (loss) from investment operations	1.74		2.03		3.13		(2.19)		(0.11)

Less distributions to shareholders:
From net realized gains	(0.61)		(0.02)		-		-		-

Net asset value, end of year	$14.48		$13.35		$11.34		$8.21		$10.40

Total Return(a)	13.06%		17.94%		38.12%		(21.06)%		(1.05)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$139,779		$99,126		$51,284		$27,835		$622
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%		0.95%		0.95%		0.98%		0.95%
After expense waiver#	N/A		0.94%	(b)	0.94%	(b)	0.96%	(b)	0.95%
Net investment loss to average daily net assets	(0.28)%		(0.49)%		(0.53)%		(0.51)%		(0.48)%
Portfolio turnover rate	28%		42%		54%		61%		49%

	Class S
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$13.39		$11.37		$8.22		$10.41		$10.51

Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.05	)***	(0.04	)***	(0.04	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	1.79		2.09		3.19		(2.15)		(0.07)

Total income (loss) from investment operations	1.76		2.04		3.15		(2.19)		(0.10)

Less distributions to shareholders:
From net realized gains	(0.61)		(0.02)		-		-		-

Net asset value, end of year	$14.54		$13.39		$11.37		$8.22		$10.41

Total Return(a)	13.17%		17.98%		38.32%		(21.04)%		(0.95)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$273,591		$206,865		$125,907		$72,595		$88,921
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%		0.86%		0.86%		0.87%		0.86%
After expense waiver#	N/A		0.85%	(b)	0.85%	(b)	0.85%	(b)	0.86%
Net investment loss to average daily net assets	(0.19)%		(0.41)%		(0.44)%		(0.48)%		(0.34)%
Portfolio turnover rate	28%		42%		54%		61%		49%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001, January 1, 2002 through April 30, 2002 and the years ended December 31, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with the certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  136  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY II FUND

	Class N
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$12.97		$11.10		$8.09		$8.05

Income (loss) from investment operations:
Net investment loss	(0.13	)***	(0.14	)***	(0.12	)***	(0.00	)***††
Net realized and unrealized gain on investments	1.72		2.03		3.13		0.04

Total income (loss) from investment operations	1.59		1.89		3.01		0.04

Less distributions to shareholders:
From net realized gains	(0.61)		(0.02)		-		-

Net asset value, end of year	$13.95		$12.97		$11.10		$8.09

Total Return(a)	12.28%	(c)	17.07%	(c)	37.21%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,755		$1,096		$617		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.65%		1.65%		1.66%		-	‡
After expense waiver#	N/A		1.64%	(b)	1.65%	(b)	-	‡
Net investment loss to average daily net assets	(0.97)%		(1.19)%		(1.22)%		-	‡
Portfolio turnover rate	28%		42%		54%		61%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
††	Net investment loss is less than $0.01 per share.
‡	Amounts are de minimis due to the short period of operations.
++	Class N commenced operations on December 31, 2002.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001, January 1, 2002 through April 30, 2002 and the years ended December 31, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  137  –

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND

	Class A
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$14.22		$12.56		$8.76		$11.79		$13.37

Income (loss) from investment operations:
Net investment loss	(0.12	)***	(0.13	)***	(0.12	)***	(0.11	)***	(0.08	)***
Net realized and unrealized gain (loss) on investments	1.62		1.79		3.92		(2.92)		(1.50)

Total income (loss) from investment operations	1.50		1.66		3.80		(3.03)		(1.58)

Net asset value, end of year	$15.72		$14.22		$12.56		$8.76		$11.79

Total Return(a)	10.55%	(c)	13.22%	(c)	43.38%		(25.70)%		(11.82)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$98,945		$77,739		$67,686		$35,509		$32,095
Ratio of expenses to average daily net assets:
Before expense waiver	1.51%		1.52%		1.51%		1.51%		1.51%
After expense waiver#	N/A		1.48%	(b)	1.49%	(b)	1.50%	(b)	1.49%
Net investment loss to average daily net assets	(0.83)%		(1.01)%		(1.11)%		(1.08)%		(0.67)%
Portfolio turnover rate	59%		64%		56%		51%		114%

	Class L
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$14.41		$12.70		$8.83		$11.85		$13.41

Income (loss) from investment operations:
Net investment loss	(0.08	)***	(0.10	)***	(0.09	)***	(0.08	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	1.64		1.81		3.96		(2.94)		(1.51)

Total income (loss) from investment operations	1.56		1.71		3.87		(3.02)		(1.56)

Net asset value, end of year	$15.97		$14.41		$12.70		$8.83		$11.85

Total Return(a)	10.83%		13.46%		43.83%		(25.49)%		(11.63)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$108,840		$90,941		$85,885		$44,419		$43,839
Ratio of expenses to average daily net assets:
Before expense waiver	1.26%		1.26%		1.26%		1.26%		1.26%
After expense waiver#	N/A		1.23%	(b)	1.24%	(b)	1.25%	(b)	1.24%
Net investment loss to average daily net assets	(0.58)%		(0.76)%		(0.86)%		(0.83)%		(0.40)%
Portfolio turnover rate	59%		64%		56%		51%		114%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2001, the period January 1, 2002 through April 30, 2002 and the years ended December 31, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

–  138  –

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND

	Class Y
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$14.52		$12.77		$8.87		$11.89		$13.43

Income (loss) from investment operations:
Net investment loss	(0.06	)***	(0.08	)***	(0.08	)***	(0.07	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	1.65		1.83		3.98		(2.95)		(1.51)

Total income (loss) from investment operations	1.59		1.75		3.90		(3.02)		(1.54)

Net asset value, end of year	$16.11		$14.52		$12.77		$8.87		$11.89

Total Return(a)	11.02%		13.70%		43.97%		(25.40)%		(11.47)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$95,822		$92,812		$87,801		$43,123		$44,759
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%		1.12%		1.11%		1.11%		1.11%
After expense waiver#	N/A		1.08%	(b)	1.09%	(b)	1.10%	(b)	1.09%
Net investment income (loss) to average daily net assets	(0.44)%		(0.61)%		(0.71)%		(0.68)%		(0.25)%
Portfolio turnover rate	59%		64%		56%		51%		114%

	Class S
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$14.61		$12.84		$8.91		$11.92		$13.45

Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.06	)***	(0.06	)***	(0.06	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	1.67		1.83		3.99		(2.95)		(1.52)

Total income (loss) from investment operations	1.63		1.77		3.93		(3.01)		(1.53)

Net asset value, end of year	$16.24		$14.61		$12.84		$8.91		$11.92

Total Return(a)	11.23%		13.79%		44.11%		(25.25)%		(11.38)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$288,954		$241,673		$243,909		$123,762		$156,565
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%		0.97%		0.97%		0.97%		0.97%
After expense waiver#	N/A		0.94%	(b)	0.95%	(b)	0.96%	(b)	0.95%
Net investment income (loss) to average daily net assets	(0.29)%		(0.47)%		(0.57)%		(0.54)%		(0.09)%
Portfolio turnover rate	59%		64%		56%		51%		114%

***	Per share amount calculated on the average shares method.
†	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2001, the period January 1, 2002 through April 30, 2002 and the years ended December 31, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	The Fund enetered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  139  –

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND

	Class N
	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02+
Net asset value, beginning of period	$14.07	$12.47		$8.72		$8.68

Income (loss) from investment operations:
Net investment loss	(0.16)	(0.16)		(0.15	)***	(0.00	)***†
Net realized and unrealized gain on investments	1.60	1.76		3.90		0.04

Total income from investment operations	1.44	1.60		3.75		0.04

Net asset value, end of period	$15.51	$14.07		$12.47		$8.72

Total Return(a)	10.31% (c)	12.83%	(c)	43.00%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$930	$816		$149		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.81%	1.82%		1.81%		-	‡
After expense waiver#	N/A	1.78%	(b)	1.79%	(b)	-	‡
Net investment loss to average daily net assets	(1.13)%	(1.31)%		(1.41)%		-	‡
Portfolio turnover rate	59%	64%		56%		51%

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
+	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these changes.

–  140  –

MASSMUTUAL SELECT SMALL COMPANY GROWTH FUND

	Class A
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$10.05		$10.67		$6.99		$10.00		$10.00

Income (loss) from investment operations:
Net investment loss	(0.11	)***	(0.08	)***	(0.10	)***	(0.06	)***	-
Net realized and unrealized gain (loss) on investments	(0.02)		0.20	†	4.30		(2.95)		-

Total income (loss) from investment operations	(0.13)		0.12		4.20		(3.01)		0.00

Less distributions to shareholders:
From net realized gains	(0.23)		(0.74)		(0.52)		-		-

Net asset value, end of period	$9.69		$10.05		$10.67		$6.99		$10.00

Total Return(a)	(1.09	)%(c)	1.70%	(c)	60.01%		(30.10)%		-
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$62,461		$66,985		$54,038		$5,038		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.54%		1.52%		1.58%		1.83%		-
After expense waiver#	1.52%		1.35%	(b)	1.37%	(b)	1.16%	(b)	-
Net investment loss to average daily net assets	(1.18)%		(0.77)%		(1.00)%		(0.80)%		-
Portfolio turnover rate	149%		220%		141%		150%		-

	Class L
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$10.14		$10.74		$7.01		$10.00		$10.00

Income (loss) from investment operations:
Net investment loss	(0.09	)***	(0.05	)***	(0.07	)***	(0.04	)***	-
Net realized and unrealized gain (loss) on investments	(0.01)		0.19	†	4.32		(2.95)		-

Total income (loss) from investment operations	(0.10)		0.14		4.25		(2.99)		0.00

Less distributions to shareholders:
From net realized gains	(0.23)		(0.74)		(0.52)		-		-

Net asset value, end of period	$9.81		$10.14		$10.74		$7.01		$10.00

Total Return(a)	(0.88)%		1.97%		60.55%		(29.90)%		-
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$28,468		$43,008		$35,948		$10,319		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.29%		1.27%		1.33%		1.58%		-
After expense waiver#	1.26%		1.10%	(b)	1.10%	(b)	0.92%	(b)	-
Net investment loss to average daily net assets	(0.91)%		(0.54)%		(0.72)%		(0.59)%		-
Portfolio turnover rate	149%		220%		141%		150%		-

***	Per share amount calculated on the average shares method.
†	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
+	The Fund commenced operations on December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2002, 2003, 2004 and 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  141  –

MASSMUTUAL SELECT SMALL COMPANY GROWTH FUND

	Class Y
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$10.19		$10.77		$7.02		$10.00		$10.00

Income (loss) from investment operations:
Net investment loss	(0.07	)***	(0.04	)***	(0.05	)***	(0.04	)***	-
Net realized and unrealized gain (loss) on investments	(0.02)		0.20	†	4.32		(2.94)		-

Total income (loss) from investment operations	(0.09)		0.16		4.27		(2.98)		0.00

Less distributions to shareholders:
From net realized gains	(0.23)		(0.74)		(0.52)		-		-

Net asset value, end of period	$9.87		$10.19		$10.77		$7.02		$10.00

Total Return(a)	(0.68)%		2.06%		60.75%		(29.80)%		-
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$27,617		$40,990		$37,730		$10,545		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.14%		1.12%		1.18%		1.43%		-
After expense waiver#	1.12%		0.95%	(b)	0.95%	(b)	0.83%	(b)	-
Net investment loss to average daily net assets	(0.77)%		(0.40)%		(0.60)%		(0.52)%		-
Portfolio turnover rate	149%		220%		141%		150%		-

	Class S
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$10.21		$10.78		$7.02		$10.00		$10.00

Income (loss) from investment operations:
Net investment loss	(0.07	)***	(0.04	)***	(0.05	)***	(0.03	)***	-
Net realized and unrealized gain (loss) on investments	(0.01)		0.21	†	4.33		(2.95)		-

Total income (loss) from investment operations	(0.08)		0.17		4.28		(2.98)		0.00

Less distributions to shareholders:
From net realized gains	(0.23)		(0.74)		(0.52)		-		-

Net asset value, end of period	$9.90		$10.21		$10.78		$7.02		$10.00

Total Return(a)	(0.67)%		2.25%		60.66%		(29.70)%		-
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$24,869		$28,081		$30,181		$8,763		$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.08%		1.14%		1.39%		-
After expense waiver#	1.08%		0.92%	(b)	0.92%	(b)	0.80%	(b)	-
Net investment loss to average daily net assets	(0.74)%		(0.34)%		(0.55)%		(0.41)%		-
Portfolio turnover rate	149%		220%		141%		150%		-

***	Per share amount calculated on the average shares method.
†	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
+	The Fund commenced operations on December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2002, 2003, 2004 and 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  142  –

MASSMUTUAL SELECT SMALL COMPANY GROWTH FUND

	Class N
	Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$9.93		$10.59		$6.95		$6.90

Income (loss) from investment operations:
Net investment income	(0.14	)***	(0.11	)***	(0.13	)***	0.00	***††
Net realized and unrealized gain on investments	(0.02)		0.19	†	4.29		0.05

Total income from investment operations	(0.16)		0.08		4.16		0.05

Less distributions to shareholders:
From net realized gains	(0.23)		(0.74)		(0.52)		-

Net asset value, end of period	$9.54		$9.93		$10.59		$6.95

Total Return(a)	(1.41	)%(c)	1.33%	(c)	59.78%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$931		$910		$953		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.84%		1.82%		1.88%		-	‡
After expense waiver#	1.82%		1.65%	(b)	1.68%	(b)	-	‡
Net investment income to average daily net assets	(1.49)%		(1.06)%		(1.31)%		-	‡
Portfolio turnover rate	149%		220%		141%		150%

***	Per share amount calculated on the average shares method.
†	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
††	Net investment income is less than $0.01 per share.
†††	Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2002, 2003, 2004 and 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  143  –

MASSMUTUAL SELECT EMERGING GROWTH FUND

	Class A
	Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$5.88		$5.13		$3.53		$6.11		$7.31

Income (loss) from investment operations:
Net investment loss	(0.06	)***	(0.07	)***	(0.06	)***	(0.05	)***	(0.06	)***
Net realized and unrealized gain (loss) on investments	0.08		0.82		1.66		(2.53)		(1.14)

Total income (loss) from investment operations	0.02		0.75		1.60		(2.58)		(1.20)

Net asset value, end of year	$5.90		$5.88		$5.13		$3.53		$6.11

Total Return(a)	0.34%	(b)	14.62%	(b)	45.33%		(42.23)%		(16.53)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$14,956		$27,052		$26,130		$10,153		$12,760
Ratio of expenses to average daily net assets:
Before expense waiver	1.45%		1.47%		1.48%		1.46%		1.44%
After expense waiver#	N/A		N/A		1.45%		1.39%		1.41%
Net investment loss to average daily net assets	(1.09)%		(1.32)%		(1.32)%		(1.23)%		(0.96)%
Portfolio turnover rate	124%		176%		198%		175%		139%

	Class L
	Year ended 12/31/05		Year ended 12/30/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$5.94		$5.18		$3.55		$6.13		$7.31

Income (loss) from investment operations:
Net investment loss	(0.05	)***	(0.06	)***	(0.05	)***	(0.04	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	0.10		0.82		1.68		(2.54)		(1.14)

Total income (loss) from investment operations	0.05		0.76		1.63		(2.58)		(1.18)

Net asset value, end of year	$5.99		$5.94		$5.18		$3.55		$6.13

Total Return(a)	0.84%		14.67%		45.92%		(42.09)%		(16.37)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$63,777		$65,342		$49,424		$20,924		$26,106
Ratio of expenses to average daily net assets:
Before expense waiver	1.21%		1.22%		1.23%		1.21%		1.18%
After expense waiver#	N/A		N/A		1.20%		1.14%		1.16%
Net investment loss to average daily net assets	(0.84)%		(1.06)%		(1.07)%		(0.98)%		(0.71)%
Portfolio turnover rate	124%		176%		198%		175%		139%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001 and the years ended December 31, 2002 and 2003.
(a)	Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  144  –

MASSMUTUAL SELECT EMERGING GROWTH FUND

	Class Y
	Year ended 12/31/05		Year ended 12/30/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$5.99		$5.21		$3.57		$6.15		$7.32

Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.05	)***	(0.04	)***	(0.04	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.10		0.83		1.68		(2.54)		(1.14)

Total income (loss) from investment operations	0.06		0.78		1.64		(2.58)		(1.17)

Net asset value, end of year	$6.05		$5.99		$5.21		$3.57		$6.15

Total Return(a)	0.83%		14.97%		45.94%		(41.95)%		(16.10)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$4,760		$4,427		$3,051		$1,664		$3,309
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%		1.07%		1.08%		1.06%		1.04%
After expense waiver#	N/A		N/A		1.04%		0.99%		1.01%
Net investment loss to average daily net assets	(0.68)%		(0.91)%		(0.91)%		(0.83)%		(0.55)%
Portfolio turnover rate	124%		176%		198%		175%		139%

	Class S
	Year ended 12/31/05		Year ended 12/30/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$6.03		$5.24		$3.58		$6.15		$7.32

Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.04	)***	(0.04	)***	(0.03	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.09		0.83		1.70		(2.54)		(1.14)

Total income (loss) from investment operations	0.06		0.79		1.66		(2.57)		(1.17)

Net asset value, end of year	$6.09		$6.03		$5.24		$3.58		$6.15

Total Return(a)	1.00%		15.08%		46.37%		(41.79)%		(16.10)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$42,591		$39,812		$41,306		$24,658		$56,195
Ratio of expenses to average daily net assets:
Before expense waiver	0.96%		0.97%		0.98%		0.96%		0.94%
After expense waiver#	N/A		N/A		0.94%		0.89%		0.91%
Net investment income (loss) to average daily net assets	(0.59)%		0.81%		(0.81)%		(0.73)%		(0.45)%
Portfolio turnover rate	124%		176%		198%		175%		139%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001 and the years ended December 31, 2002 and 2003.
(a)	Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  145  –

MASSMUTUAL SELECT EMERGING GROWTH FUND

	Class N
	Year ended 12/31/05		Year ended 12/30/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$5.82		$5.09		$3.51		$3.50

Income (loss) from investment operations:
Net investment loss	(0.08	)***	(0.08	)***	(0.07	)***	(0.00	)***†
Net realized and unrealized gain on investments	0.09		0.81		1.65		0.01

Total income from investment operations	0.01		0.73		1.58		0.01

Net asset value, end of year	$5.83		$5.82		$5.09		$3.51

Total Return(a)	0.17%	(b)	14.34%	(b)	45.01%	(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$168		$168		$147		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.76%		1.77%		1.78%		-	‡
After expense waiver#	N/A		N/A		1.74%		-	‡
Net investment loss to average daily net assets	(1.39)%		(1.61)%		(1.61)%		-	‡
Portfolio turnover rate	124%		176%		198%		175%

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period ended December 31, 2002 and the year ended December 31, 2003.
(a)	Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  146  –

MASSMUTUAL SELECT OVERSEAS FUND

	Class A
	Year ended 12/31/05††	Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$10.94	$9.55	$7.36		$8.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08 ***	0.05 ***	0.02	***	0.01 ***	(0.05	)***
Net realized and unrealized gain (loss) on investments	1.15	1.63	2.18		(1.05)	(1.54)

Total income (loss) from investment operations	1.23	1.68	2.20		(1.04)	(1.59)

Less distributions to shareholders:
From net investment income	(0.18)	(0.06)	(0.01)		(0.01)	-
From net realized gains	(1.04)	(0.23)	-		-	-
Tax return of capital	-	-	-		(0.00)†	-

Total distributions	(1.22)	(0.29)	(0.01)		(0.01)	-

Net asset value, end of year	$10.95	$10.94	$9.55		$7.36	$8.41

Total Return(a)	11.17% (c)	17.53% (c)	30.27%		(12.66)%	(15.90	)% **
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$198,300	$134,927	$65,012		$18,674	$1,159
Ratio of expenses to average daily net assets:
Before expense waiver	1.62%	1.64%	1.74%		2.13%	1.95%	*
After expense waiver#	N/A	1.63% (b)	1.64%	(b)	1.63% (b)	1.73%	*
Net investment income (loss) to average daily net assets	0.69%	0.49%	0.22%		0.09%	(0.91	)% *
Portfolio turnover rate	88%	66%	92%		138%	111%	**

	Class L
	Year ended 12/31/05††	Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$10.99	$9.59	$7.35		$8.42	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.11 ***	0.08 ***	0.04	***	0.02 ***	(0.03	)***
Net realized and unrealized gain (loss) on investments	1.14	1.63	2.23		(1.08)	(1.55)

Total income (loss) from investment operations	1.25	1.71	2.27		(1.06)	(1.58)

Less distributions to shareholders:
From net investment income	(0.20)	(0.08)	(0.03)		(0.01)	-
From net realized gains	(1.04)	(0.23)	-		-	-
Tax return of capital	-	-	-		(0.00)†	-

Total distributions	(1.24)	(0.31)	(0.03)		(0.01)	-

Net asset value, end of year	$11.00	$10.99	$9.59		$7.35	$8.42

Total Return(a)	11.44%	17.77%	30.68%		(12.44)%	(15.80	)% **
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$210,428	$175,493	$81,542		$19,236	$899
Ratio of expenses to average daily net assets:
Before expense waiver	1.37%	1.39%	1.49%		1.88%	1.78%	*
After expense waiver#	N/A	1.38% (b)	1.39%	(b)	1.37% (b)	1.56%	*
Net investment income (loss) to average daily net assets	0.94%	0.75%	0.44%		0.20%	(0.59	)% *
Portfolio turnover rate	88%	66%	92%		138%	111%	**

*	Annualized
**	Percentages represent the results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Tax return of capital is less than $0.01 per share.
††	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
+	For the period May 1, 2001 (commencement of operations) through December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period October 1, 2001 through December 31, 2001, the years ended December 31, 2002, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  147  –

MASSMUTUAL SELECT OVERSEAS FUND

	Class Y
	Year ended 12/31/05††	Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$11.01	$9.61	$7.36		$8.43		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12 ***	0.09 ***	0.04	***	(0.00	)***†	0.00	***†
Net realized and unrealized gain (loss) on investments	1.16	1.63	2.25		(1.05)		(1.57)

Total income (loss) from investment operations	1.28	1.72	2.29		(1.05)		(1.57)

Less distributions to shareholders:
From net investment income	(0.22)	(0.09)	(0.04)		(0.02)		-
From net realized gains	(1.04)	(0.23)	-		-		-
Tax return of capital	-	-	-		(0.00	)†	-

Total distributions	(1.26)	(0.32)	(0.04)		(0.02)		-

Net asset value, end of year	$11.03	$11.01	$9.61		$7.36		$8.43

Total Return(a)	11.69%	17.84%	30.88%		(12.34)%		(15.70	)%**
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$130,666	$93,675	$72,650		$19,204		$88
Ratio of expenses to average daily net assets:
Before expense waiver	1.22%	1.24%	1.34%		1.73%		1.90%	*
After expense waiver#	N/A	1.23% (b)	1.24%	(b)	1.22%	(b)	1.69%	*
Net investment income (loss) to average daily net assets	1.05%	0.91%	0.50%		(0.02)%		0.08%	*
Portfolio turnover rate	88%	66%	92%		138%		111%	**

	Class S
	Year ended 12/31/05††	Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$11.03	$9.62	$7.37		$8.43		$10.00

Income (loss) from investment operations:
Net investment income	0.13 ***	0.10 ***	0.06	***	0.05	***	0.01	***
Net realized and unrealized gain (loss) on investments	1.16	1.63	2.23		(1.09)		(1.58)

Total income (loss) from investment operations	1.29	1.73	2.29		(1.04)		(1.57)

Less distributions to shareholders:
From net investment income	(0.23)	(0.09)	(0.04)		(0.02)		-
From net realized gains	(1.04)	(0.23)	-		-		-
Tax return of capital	-	-	-		(0.00	)†	-

Total distributions	(1.27)	(0.32)	(0.04)		(0.02)		-

Net asset value, end of year	$11.05	$11.03	$9.62		$7.37		$8.43

Total Return(a)	11.73%	17.98%	30.87%		(12.23)%		(15.70)%	**
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$308,301	$211,818	$134,965		$54,437		$20,893
Ratio of expenses to average daily net assets:
Before expense waiver	1.17%	1.19%	1.29%		1.68%		1.85%	*
After expense waiver#	N/A	1.18% (b)	1.19%	(b)	1.18%	(b)	1.63%	*
Net investment income to average daily net assets	1.11%	0.96%	0.69%		0.68%		0.14%	*
Portfolio turnover rate	88%	66%	92%		138%		111%	**

*	Annualized.
**	Percentages represent the results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Net investment income (loss) and tax return of capital are less than $0.01 per share.
††	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
+	For the period May 1, 2001 (commencement of operations) through December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period October 1, 2001 through December 31, 2001, the years ended December 31, 2002, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  148  –

MASSMUTUAL SELECT OVERSEAS FUND

	Class N
	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$10.86	$9.50		$7.31		$7.24

Income (loss) from investment operations:
Net investment loss	0.05 ***	0.02	***	(0.02	)***	(0.00	)***†
Net realized and unrealized gain on investments	1.13	1.61		2.21		0.07

Total income from investment operations	1.18	1.63		2.19		0.07

Less distributions to shareholders:
From net investment income	(0.14)	(0.04)		-		-
From net realized gains	(1.04)	(0.23)		-		-

Total distributions	(1.18)	(0.27)		-		-

Net asset value, end of year	$10.86	$10.86		$9.50		$7.31

Total Return(a)	10.86% (c)	17.12%	(c)	29.96%	(c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,693	$884		$255		$102
Ratio of expenses to average daily net assets:
Before expense waiver	1.92%	1.94%		2.04%		-	‡
After expense waiver#	N/A	1.93%	(b)	1.94%	(b)	-	‡
Net investment loss to average daily net assets	0.44%	0.17%		(0.22)%		-	‡
Portfolio turnover rate	88%	66%		92%		138%

***	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
††	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).
++	Class N commenced operations on December 31, 2002.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	The Fund has entered into agreement with certain brokers to rebate a portions of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  149  –

MASSMUTUAL SELECT DESTINATION RETIREMENT INCOME FUND

		Class A
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.32	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.51 *	0.62 *	0.00
Net realized and unrealized gain (loss) on investments	(0.22)	0.01	0.00

Total income from investment operations	0.29	0.63	0.00

Less distributions to shareholders:
From net investment income	(0.35)	(0.27)	-
From net realized gains	(0.08)	(0.04)	-

Total distributions	(0.43)	(0.31)	-

Net asset value, end of year	$10.18	$10.32	$10.00

Total Return(a)	2.85% (b)	6.35% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$40,457	$11,819	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.47%	0.50%	-	‡
After expense waiver#	N/A	0.50%	-	‡
Net investment income to average daily net assets	4.92%	6.00%	-	‡
Portfolio turnover rate	15%	33%	N/A

		Class L
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.34	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.33 *	0.34 *	0.00
Net realized and unrealized gain (loss) on investments	(0.01)	0.32	0.00

Total income from investment operations	0.32	0.66	0.00

Less distributions to shareholders:
From net investment income	(0.36)	(0.28)	-
From net realized gains	(0.08)	(0.04)	-

Total distributions	(0.44)	(0.32)	-

Net asset value, end of year	$10.22	$10.34	$10.00

Total Return(a)	3.15%	6.62%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$102,343	$97,859	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.22%	0.23%	-	‡
After expense waiver#	N/A	0.23%	-	‡
Net investment income to average daily net assets	3.19%	3.36%	-	‡
Portfolio turnover rate	15%	33%	N/A

*	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimus due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods ended December 31, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the periods presented if they reflected these charges.

–  150  –

MASSMUTUAL SELECT DESTINATION RETIREMENT INCOME FUND

	Class Y
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.35	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.40 *	0.45 *	0.00
Net realized and unrealized gain (loss) on investments	(0.07)	0.23	0.00

Total income from investment operations	0.33	0.68	0.00

Less distributions to shareholders:
From net investment income	(0.38)	(0.29)	-
From net realized gains	(0.08)	(0.04)	-

Total distributions	(0.46)	(0.33)	-

Net asset value, end of year	$10.22	$10.35	$10.00

Total Return(a)	3.16%	6.80%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$105,478	$80,590	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.12%	0.13%	-	‡
After expense waiver#	N/A	0.13%	-	‡
Net investment income to average daily net assets	3.84%	4.38%	-	‡
Portfolio turnover rate	15%	33%	N/A

	Class S
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.34	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.61 *	0.37 *	0.00
Net realized and unrealized gain (loss) on investments	(0.27)	0.30	0.00

Total income from investment operations	0.34	0.67	0.00

Less distributions to shareholders:
From net investment income	(0.38)	(0.29)	-
From net realized gains	(0.08)	(0.04)	-

Total distributions	(0.46)	(0.33)	-

Net asset value, end of year	$10.22	$10.34	$10.00

Total Return(a)	3.29%	6.71%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$4,445	$1,195	$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.09%	0.71%	-	‡
After expense waiver#	N/A	0.12%	-	‡
Net investment income to average daily net assets	5.82%	3.64%	-	‡
Portfolio turnover rate	15%	33%	N/A

*	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimus due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods ended December 31, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  151  –

MASSMUTUAL SELECT DESTINATION RETIREMENT INCOME FUND

	Class N
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.34	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.30 *	0.15 *	0.00
Net realized and unrealized gain (loss) on investments	(0.04)	0.45	0.00

Total income from investment operations	0.26	0.60	0.00

Less distributions to shareholders:
From net investment income	(0.31)	(0.22)	-
From net realized gains	(0.08)	(0.04)	-

Total distributions	(0.39)	(0.26)	-

Net asset value, end of year	$10.21	$10.34	$10.00

Total Return(a)	2.50% (b)	6.02% (b)	0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$105	$104	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.77%	1.53%	-	‡
After expense waiver#	N/A	0.80%	-	‡
Net investment income to average daily net assets	2.85%	1.52%	0.00%	‡
Portfolio turnover rate	15%	33%	N/A

*	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimus due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods ended December 31, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the periods presented if they reflected these charges.

–  152  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2010 FUND

	Class A
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.54	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.45 *	0.56 *	0.00
Net realized and unrealized gain (loss) on investments	(0.05)	0.18	0.00

Total income from investment operations	0.40	0.74	0.00

Less distributions to shareholders:
From net investment income	(0.31)	(0.18)	-
From net realized gains	(0.06)	(0.02)	-

Total distributions	(0.37)	(0.20)	-

Net asset value, end of year	$10.57	$10.54	$10.00

Total Return(a)	3.82% (b)	7.36% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$30,338	$7,272	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.54%	1.13%	-	‡
After expense waiver#	0.50%	0.50%	-	‡
Net investment income to average daily net assets	4.24%	5.34%	-	‡
Portfolio turnover rate	17%	28%	N/A

	Class L
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.56	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.36 *	1.25 *	0.00
Net realized and unrealized gain (loss) on investments	0.07	(0.48)	0.00

Total income from investment operations	0.43	0.77	0.00

Less distributions to shareholders:
From net investment income	(0.33)	(0.19)	-
From net realized gains	(0.06)	(0.02)	-

Total distributions	(0.39)	(0.21)	-

Net asset value, end of year	$10.60	$10.56	$10.00

Total Return(a)	4.03%	7.68%	0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$35,621	$22,880	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.29%	0.88%	-	‡
After expense waiver#	0.25%	0.25%	-	‡
Net investment income to average daily net assets	3.37%	12.10%	-	‡
Portfolio turnover rate	17%	28%	N/A

*	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2004 and 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

–  153  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2010 FUND

	Class Y
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.56	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.52 *	0.85 *	0.00
Net realized and unrealized loss on investments	(0.07)	(0.08)	0.00

Total income from investment operations	0.45	0.77	0.00

Less distributions to shareholders:
From net investment income	(0.34)	(0.19)	-
From net realized gains	(0.06)	(0.02)	-

Total distributions	(0.40)	(0.21)	-

Net asset value, end of year	$10.61	$10.56	$10.00

Total Return(a)	4.22%	7.69%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$30,365	$5,605	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.19%	0.78%	-	‡
After expense waiver#	0.15%	0.15%	-	‡
Net investment income to average daily net assets	4.80%	8.17%	-	‡
Portfolio turnover rate	17%	28%	N/A

	Class S
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.57	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.61 *	0.36 *	0.00
Net realized and unrealized gain (loss) on investments	(0.17)	0.42	0.00

Total income from investment operations	0.44	0.78	0.00

Less distributions to shareholders:
From net investment income	(0.34)	(0.19)	-
From net realized gains	(0.06)	(0.02)	-

Total distributions	(0.40)	(0.21)	-

Net asset value, end of year	$10.61	$10.57	$10.00

Total Return(a)	4.15%	7.80%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$12,104	$2,319	$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.14%	0.73%	-	‡
After expense waiver#	0.10%	0.10%	-	‡
Net investment income to average daily net assets	5.69%	3.49%	-	‡
Portfolio turnover rate	17%	28%	N/A

*	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2004 and 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

–  154  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2010 FUND

	Class N
	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03+
Net asset value, beginning of year	$10.56	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.27 *	(0.00)†	0.00
Net realized and unrealized gain (loss) on investments	0.10	0.70	0.00

Total income from investment operations	0.37	0.70	0.00

Less distributions to shareholders:
From net investment income	(0.27)	(0.12)	-
From net realized gains	(0.06)	(0.02)	-

Total distributions	(0.33)	(0.14)	-

Net asset value, end of year	$10.60	$10.56	$10.00

Total Return(a)	3.51% (b)	6.98% (b)	0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$134	$107	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.84%	1.43%	-	‡
After expense waiver#	0.80%	0.80%	-	‡
Net investment income to average daily net assets	2.50%	0.02%	0.00%	‡
Portfolio turnover rate	17%	28%	N/A

*	Per share amount calculated on the average shares method.
†	Net investment loss is less than $0.01 per share.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2004 and 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total Return excludes a contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  155  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2020 FUND

	Class A
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.75	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.37 *	0.64 *	0.00
Net realized and unrealized gain on investments	0.19	0.34	0.00

Total income from investment operations	0.56	0.98	0.00

Less distributions to shareholders:
From net investment income	(0.27)	(0.19)	-
From net realized gains	(0.13)	(0.04)	-

Total distributions	(0.40)	(0.23)	-

Net asset value, end of year	$10.91	$10.75	$10.00

Total Return(a)	5.23% (b)	9.76% (b)	-	‡
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$89,351	$21,577	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.50%	0.52%	-	‡
After expense waiver#	N/A	0.50%	-	‡
Net investment income to average daily net assets	3.43%	6.11%	-	‡
Portfolio turnover rate	23%	19%	N/A

	Class L
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.77	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.25 *	0.21 *	0.00
Net realized and unrealized gain on investments	0.35	0.79	0.00

Total income from investment operations	0.60	1.00	0.00

Less distributions to shareholders:
From net investment income	(0.28)	(0.19)	-
From net realized gains	(0.13)	(0.04)	-

Total distributions	(0.41)	(0.23)	-

Net asset value, end of year	$10.96	$10.77	$10.00

Total Return(a)	5.50%	10.07%	-	‡
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$237,433	$212,094	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.25%	0.26%	-	‡
After expense waiver#	N/A	0.25%	-	‡
Net investment income to average daily net assets	2.31%	1.99%	-	‡
Portfolio turnover rate	23%	19%	N/A

*	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2004.
(a)	Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return would be lower for the periods presented if they reflected these charges.
(b)	Total return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

–  156  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2020 FUND

	Class Y
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.77	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.45 *	0.81 *	0.00
Net realized and unrealized gain on investments	0.16	0.20	0.00

Total income from investment operations	0.61	1.01	0.00

Less distributions to shareholders:
From net investment income	(0.30)	(0.20)	-
From net realized gains	(0.13)	(0.04)	-

Total distributions	(0.43)	(0.24)	-

Net asset value, end of year	$10.95	$10.77	$10.00

Total Return(a)	5.63%	10.07%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$65,716	$10,249	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.14%	0.19%	-	‡
After expense waiver#	N/A	0.15%	-	‡
Net investment income to average daily net assets	4.04%	7.69%	-	‡
Portfolio turnover rate	23%	19%	N/A

	Class S
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.78	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.38 *	0.52 *	0.00
Net realized and unrealized gain on investments	0.23	0.50	0.00

Total income from investment operations	0.61	1.02	0.00

Less distributions to shareholders:
From net investment income	(0.30)	(0.20)	-
From net realized gains	(0.13)	(0.04)	-

Total distributions	(0.43)	(0.24)	-

Net asset value, end of year	$10.96	$10.78	$10.00

Total Return(a)	5.65%	10.19%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$35,933	$12,389	$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.10%	0.21%	-	‡
After expense waiver#	N/A	0.10%	-	‡
Net investment income to average daily net assets	3.45%	5.00%	-	‡
Portfolio turnover rate	23%	19%	N/A

*	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2004.
(a)	Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return would be lower for the periods presented if they reflected these charges.

–  157  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2020 FUND

	Class N
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.77	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.27 *	0.06 *	0.00
Net realized and unrealized gain on investments	0.27	0.88	0.00

Total income from investment operations	0.54	0.94	0.00

Less distributions to shareholders:
From net investment income	(0.24)	(0.13)	-
From net realized gains	(0.13)	(0.04)	-

Total distributions	(0.37)	(0.17)	-

Net asset value, end of year	$10.94	$10.77	$10.00

Total Return(a)	4.99% (b)	9.39% (b)	0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$238	$113	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%	1.57%	-	‡
After expense waiver#	N/A	0.80%	-	‡
Net investment income to average daily net assets	2.46%	0.55%	0.00%	‡
Portfolio turnover rate	23%	19%	N/A

*	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2004.
(a)	Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return would be lower for the periods presented if they reflected these charges.
(b)	Total return excludes a contingent deferred sales and would be lower for the periods presented if it reflected these charges.

–  158  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2030 FUND

	Class A
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$11.11	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.21 ***	0.27 ***	-
Net realized and unrealized gain (loss) on investments	0.52	0.95	-

Total income from investment operations	0.73	1.22	0.00

Less distributions to shareholders:
From net investment income	(0.18)	(0.10)	-
From net realized gains	(0.16)	(0.01)	-

Total distributions	(0.34)	(0.11)	-

Net asset value, end of year	$11.50	$11.11	$10.00

Total Return(a)	6.56% (b)	12.24% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$63,024	$21,459	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.50%	0.52%	-	‡
After expense waiver#	N/A	0.50%	-	‡
Net investment income to average daily net assets	1.89%	2.58%	0.00%	‡
Portfolio turnover rate	17%	10%	N/A

	Class L
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$11.13	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.14 ***	0.10 ***	-
Net realized and unrealized gain (loss) on investments	0.63	1.15	-

Total income from investment operations	0.77	1.25	0.00

Less distributions to shareholders:
From net investment income	(0.19)	(0.11)	-
From net realized gains	(0.16)	(0.01)	-

Total distributions	(0.35)	(0.12)	-

Net asset value, end of year	$11.55	$11.13	$10.00

Total Return(a)	6.92%	12.49%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$180,837	$168,132	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.25%	0.26%	-	‡
After expense waiver#	N/A	0.25%	-	‡
Net investment income to average daily net assets	1.26%	0.93%	0.00%	‡
Portfolio turnover rate	17%	10%	N/A

***	Per share amount calculated on the average share method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

–  159  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2030 FUND

	Class Y
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$11.13	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.32 ***	0.43 ***	-
Net realized and unrealized gain (loss) on investments	0.46	0.83	-

Total income from investment operations	0.78	1.26	0.00

Less distributions to shareholders:
From net investment income	(0.21)	(0.12)	-
From net realized gains	(0.16)	(0.01)	-

Total distributions	(0.37)	(0.13)	-

Net asset value, end of year	$11.54	$11.13	$10.00

Total Return(a)	6.97%	12.60%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$33,819	$3,169	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.15%	0.23%	-	‡
After expense waiver#	N/A	0.15%	-	‡
Net investment income to average daily net assets	2.77%	4.01%	0.00%	‡
Portfolio turnover rate	17%	10%	N/A

	Class S
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$11.14	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.27 ***	0.33 ***	-
Net realized and unrealized gain (loss) on investments	0.51	0.94	-

Total income from investment operations	0.78	1.27	0.00

Less distributions to shareholders:
From net investment income	(0.21)	(0.12)	-
From net realized gains	(0.16)	(0.01)	-

Total distributions	(0.37)	(0.13)	-

Net asset value, end of year	$11.55	$11.14	$10.00

Total Return(a)	6.98%	12.71%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$18,300	$4,245	$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.10%	0.45%	-	‡
After expense waiver#	N/A	0.10%	-	‡
Net investment income to average daily net assets	2.42%	3.16%	0.00%	‡
Portfolio turnover rate	17%	10%	N/A

***	Per share amount calculated on the average share method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

–  160  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2030 FUND

	Class N
	Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$11.13	$10.00		$10.00

Income (loss) from investment operations:
Net investment income	0.14 ***	(0.02	)***	0.00
Net realized and unrealized gain on investments	0.55	1.21		0.00

Total income from investment operations	0.69	1.19		0.00

Less distributions to shareholders:
From net investment income	(0.14)	(0.05)		-
From net realized gains	(0.16)	(0.01)		-

Total distributions	(0.30)	(0.06)		-

Net asset value, end of year	$11.52	$11.13		$10.00

Total Return(a)	6.20% (b)	11.89%	(b)	0.00%	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$162	$113		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%	1.47%		-	‡
After expense waiver#	N/A	0.80%		-	‡
Net investment income to average daily net assets	1.26%	(0.24)%		0.00%	‡
Portfolio turnover rate	17%	10%		N/A

***	Per share amount calculated on the average share method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003 and 2004.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

–  161  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2040 FUND

	Class A
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$11.26	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.10 *	0.20 *	0.00
Net realized and unrealized gain on investments	0.73	1.14	0.00

Total income from investment operations	0.83	1.34	0.00

Less distributions to shareholders:
From net investment income	(0.11)	(0.06)	-
From net realized gains	(0.21)	(0.02)	-

Total distributions	(0.32)	(0.08)	-

Net asset value, end of year	$11.77	$11.26	$10.00

Total Return(a)	7.47% (b)	13.39% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$26,913	$6,414	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.50%	0.55%	-	‡
After expense waiver#	0.50%	0.50%	-	‡
Net investment income to average daily net assets	0.85%	1.92%	-	‡
Portfolio turnover rate	18%	13%	N/A

	Class L
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$11.28	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.07 *	0.04 *	0.00
Net realized and unrealized gain on investments	0.80	1.33	0.00

Total income from investment operations	0.87	1.37	0.00

Less distributions to shareholders:
From net investment income	(0.13)	(0.07)	-
From net realized gains	(0.21)	(0.02)	-

Total distributions	(0.34)	(0.09)	-

Net asset value, end of year	$11.81	$11.28	$10.00

Total Return(a)	7.75%	13.63%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$107,540	$101,487	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.25%	0.27%	-	‡
After expense waiver#	0.25%	0.25%	-	‡
Net investment income to average daily net assets	0.60%	0.41%	-	‡
Portfolio turnover rate	18%	13%	N/A

*	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003, 2004 and 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total Return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

–  162  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2040 FUND

	Class Y
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$11.28	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.16 *	0.27 *	0.00
Net realized and unrealized gain on investments	0.72	1.11	0.00

Total income from investment operations	0.88	1.38	0.00

Less distributions to shareholders:
From net investment income	(0.14)	(0.08)	-
From net realized gains	(0.21)	(0.02)	-

Total distributions	(0.35)	(0.10)	-

Net asset value, end of year	$11.81	$11.28	$10.00

Total Return(a)	7.88%	13.74%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$8,379	$596	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.15%	0.54%	-	‡
After expense waiver#	0.15%	0.15%	-	‡
Net investment income to average daily net assets	1.41%	2.55%	-	‡
Portfolio turnover rate	18%	13%	N/A

	Class S
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$11.28	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.27 *	0.09 *	0.00
Net realized and unrealized gain on investments	0.63	1.29	0.00

Total income from investment operations	0.90	1.38	0.00

Less distributions to shareholders:
From net investment income	(0.15)	(0.08)	-
From net realized gains	(0.21)	(0.02)	-

Total distributions	(0.36)	(0.10)	-

Net asset value, end of year	$11.82	$11.28	$10.00

Total Return(a)	8.00%	13.75%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$27,274	$1,741	$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.10%	0.66%	-	‡
After expense waiver#	0.10%	0.10%	-	‡
Net investment income to average daily net assets	2.37%	0.85%	-	‡
Portfolio turnover rate	18%	13%	N/A

*	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003, 2004 and 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

–  163  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2040 FUND

	Class N
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$11.28	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.07 *	(0.07)*	0.00
Net realized and unrealized gain on investments	0.73	1.38	0.00

Total income from investment operations	0.80	1.31	0.00

Less distributions to shareholders:
From net investment income	(0.08)	(0.01)	-
From net realized gains	(0.21)	(0.02)	-

Total distributions	(0.29)	(0.03)	-

Net asset value, end of year	$11.79	$11.28	$10.00

Total Return(a)	7.11% (b)	13.03% (b)	0.00%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$142	$114	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%	1.54%	-	‡
After expense waiver#	0.80%	0.80%	-	‡
Net investment income to average daily net assets	0.59%	(0.63)%	0.00%	‡
Portfolio turnover rate	18%	13%	N/A

*	Per share amount calculated on the average shares method.
+	The Fund commenced operations on December 31, 2003.
‡	Amounts are de minimis due to the short period of operations.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003, 2004 and 2005.
(a)	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)	Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

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ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

•	to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also

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may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

(2)	Currency Transactions – The Strategic Bond Fund, the Strategic Balanced Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Overseas Fund, and the Destination Retirement Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

Certain limitations apply to the use of forward contracts by the Funds. For example, a Fund will not enter into a forward contract if, as a result, more than 25% of its total assets would be held in a segregated account covering such contracts. This 25% limitation is not applicable to the Strategic Balanced Fund, the Value Equity Fund and the Aggressive Growth Fund. For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s portfolio manager may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Strategic Bond Fund can buy “structured” notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Options and Futures Contracts

Each Fund may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

These Funds may also write covered call and put options and purchase call and put options on stock

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indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Strategic Balanced Fund, the Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Growth Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Overseas Fund and the Destination Retirement Funds may also enter into stock index futures contracts. These Funds and the Strategic Bond Fund may enter into foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value, if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed

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settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders. The Large Cap Growth Fund, the Growth Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund and the Emerging Growth Fund typically would be expected to have the highest incidence of trading activity.

Indexing v. Active Management

Active management involves the investment Sub-Adviser buying and selling securities based on research and analysis. Unlike Funds that are actively managed, the Indexed Equity Fund and the OTC 100 Fund are “index” funds – they try to match, as closely as possible, the performance of a target index by generally holding either all, or a representative sample of, the securities in the index. Indexing provides simplicity because it is a straightforward market-matching strategy. Index funds generally provide diversification by investing in a wide variety of companies and industries (although the OTC 100 Fund is technically non-diversified for purposes of the 1940 Act – see Non-Diversification Risk on page 63). An index fund’s performance is predictable in that the fund’s value is expected to move in the same direction, up or down, as the target index. Index funds also tend to have lower costs because they do not have many of the expenses of actively managed funds such as research; index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and index funds generally realize lower capital gains.

Optimization

To attempt to match the risk and return characteristics of the S&P 500® Index as closely as possible for the Indexed Equity Fund and the NASDAQ 100 Index® for the OTC 100 Fund, Northern Trust, the Funds’ investment Sub-Adviser, generally invests in a statistically selected sample of the securities found in the S&P 500® Index or NASDAQ 100 Index®, as the case may be, using a process known as “optimization”. Each Fund may not hold every one of the stocks in its target Index. The Funds utilize “optimization”, a statistical sampling technique, in an effort to run an efficient and effective strategy.

Optimization will be most pronounced for the OTC 100 Fund when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index®. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant index’s value in roughly the same proportion as the index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the Sub-Adviser tries to match the industry and risk characteristics of all of the smaller companies in the index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Cash Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s Sub-Adviser, or in the case of the Destination Retirement Funds, the Fund’s Adviser, except for the Value Equity Fund’s Sub-Adviser, may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. The Value Equity Fund reserves the right to invest for temporary or defensive purposes, without limitation in preferred stock and investment grade debt instruments. These temporary defensive positions may cause the Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods.

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Industry Concentration

A Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exception:

(1)	There is no limitation for U.S. Government Securities.

Issuer Diversification

The Value Equity Fund, the OTC 100 Fund, the Aggressive Growth Fund and the Focused Value Fund are classified as non-diversified, which means that the proportion of each Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A “diversified” investment company is generally required by the 1940 Act, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer. Since a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund’s portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer, and not hold more than 10% of the outstanding voting securities of that issuer. These limitations do not apply to U.S. government securities.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund

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may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Certain Debt Securities

While the Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

Each Fund may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

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MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI at http://www.massmutual.com/retire.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL SELECT FUNDS (THE “TRUST”) DATED MARCH 31, 2006, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE FUNDS’ ANNUAL REPORT AS OF DECEMBER 31, 2005 (THE “ANNUAL REPORT”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to the following Funds:

•	MassMutual Select Strategic Bond Fund

•	MassMutual Select Strategic Balanced Fund

•	MassMutual Select Diversified Value Fund

•	MassMutual Select Fundamental Value Fund

•	MassMutual Select Value Equity Fund

•	MassMutual Select Large Cap Value Fund

•	MassMutual Select Indexed Equity Fund

•	MassMutual Select Core Opportunities Fund

•	MassMutual Select Blue Chip Growth Fund

•	MassMutual Select Large Cap Growth Fund

•	MassMutual Select Growth Equity Fund

•	MassMutual Select Aggressive Growth Fund

•	MassMutual Select OTC 100 Fund

•	MassMutual Select Focused Value Fund

•	MassMutual Select Small Cap Value Equity Fund

•	MassMutual Select Small Company Value Fund

•	MassMutual Select Small Cap Core Equity Fund

•	MassMutual Select Mid Cap Growth Equity Fund

•	MassMutual Select Mid Cap Growth Equity II Fund

•	MassMutual Select Small Cap Growth Equity Fund

•	MassMutual Select Small Company Growth Fund

•	MassMutual Select Emerging Growth Fund

•	MassMutual Select Overseas Fund

•	MassMutual Select Destination Retirement Income Fund

•	MassMutual Select Destination Retirement 2010 Fund

•	MassMutual Select Destination Retirement 2020 Fund

•	MassMutual Select Destination Retirement 2030 Fund

•	MassMutual Select Destination Retirement 2040 Fund

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated March 31, 2006

GENERAL INFORMATION

MassMutual Select Funds (the “Trust”) is a professionally managed, open-end investment company. This SAI describes the following twenty-eight separate series of the Trust: (1) MassMutual Select Strategic Bond Fund (“Strategic Bond Fund”), (2) MassMutual Select Strategic Balanced Fund (“Strategic Balanced Fund”), (3) MassMutual Select Diversified Value Fund (“Diversified Value Fund”), (4) MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”), (5) MassMutual Select Value Equity Fund (“Value Equity Fund”), (6) MassMutual Select Large Cap Value Fund (“Large Cap Value Fund”) (7) MassMutual Select Indexed Equity Fund (“Indexed Equity Fund”), (8) MassMutual Select Core Opportunities Fund (“Core Opportunities Fund”), (9) MassMutual Select Blue Chip Growth Fund (“Blue Chip Growth Fund”), (10) MassMutual Select Large Cap Growth Fund (“Large Cap Growth Fund”), (11) MassMutual Select Growth Equity Fund (“Growth Equity Fund”), (12) MassMutual Select Aggressive Growth Fund (“Aggressive Growth Fund”), (13) MassMutual Select OTC 100 Fund (“OTC 100 Fund”), (14) MassMutual Select Focused Value Fund (“Focused Value Fund”), (15) MassMutual Select Small Cap Value Equity Fund (“Small Cap Value Equity Fund”), (16) MassMutual Select Small Company Value Fund (“Small Company Value Fund”), (17) MassMutual Select Small Cap Core Equity Fund (“Small Cap Core Equity Fund”), (18) MassMutual Select Mid Cap Growth Equity Fund (“Mid Cap Growth Equity Fund”), (19) MassMutual Select Mid Cap Growth Equity II Fund (“Mid Cap Growth Equity II Fund”), (20) MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”), (21) MassMutual Select Small Company Growth Fund (“Small Company Growth Fund”), (22) MassMutual Select Emerging Growth Fund (“Emerging Growth Fund”), (23) MassMutual Select Overseas Fund (“Overseas Fund”), (24) MassMutual Select Destination Retirement Income Fund (“Destination Retirement Income Fund”), (25) MassMutual Select Destination Retirement 2010 Fund (“Destination Retirement 2010 Fund”), (26) MassMutual Select Destination Retirement 2020 Fund (“Destination Retirement 2020 Fund”), (27) MassMutual Select Destination Retirement 2030 Fund (“Destination Retirement 2030 Fund”) and (28) MassMutual Select Destination Retirement 2040 Fund (“Destination Retirement 2040 Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of thirty-four separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended from time to time (the “Declaration of Trust”). The investment adviser for each Fund is Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Adviser”). The investment sub-advisers for the Strategic Bond Fund are Western Asset Management Company (“Western Asset”), located at 385 East Colorado Blvd, Pasadena, California 91101 and Western Asset Management Company Limited (“WAML”), located at 10 Exchange Square, London, UK EC2A2EN. The investment sub-adviser for the Diversified Value Fund is AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105. The investment sub-adviser for the Growth Equity Fund is Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), located at 40 Rowes Wharf, Boston, Massachusetts 02110. The investment sub-adviser for the Mid Cap Growth Equity Fund is Navellier & Associates, Inc. (“Navellier”), located at One East Liberty, Third Floor, Reno, Nevada 89501. The investment sub-advisers for the Small Cap Growth Equity Fund are Wellington Management Company, LLP (“Wellington Management”) located at 75 State Street, Boston, Massachusetts 02109 and Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar, Overland Park, Kansas 66202. The investment sub-adviser for the Large Cap Value Fund is Davis Selected Advisers, L.P. (“Davis”) located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. The investment sub-advisers for the Focused Value Fund are Harris Associates LP (“Harris”) located at 2 North La Salle Street, Chicago, Illinois 60602 and Cooke & Bieler, L.P. (“Cooke & Bieler”), located at 1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103. The investment sub-adviser for the Aggressive Growth Fund is Sands Capital Management, LLC (“Sands Capital”), located at 1100 Wilson Boulevard, Suite 3050, Arlington, Virginia 22209. The investment sub-adviser for the Mid Cap Growth Equity II Fund is T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202. The investment sub-adviser for the Emerging Growth Fund is RS Investment Management, L.P. (“RS”), located at 388 Market Street, San Francisco, California 94111. The investment sub-adviser for the Indexed Equity Fund and the OTC 100 Fund is Northern Trust Investments, N.A.

(“NTI”), located at 50 South LaSalle Street, Chicago, Illinois 60675. The investment sub-adviser for the Value Equity Fund is Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109. The investment sub-adviser for the Blue Chip Growth Fund is T. Rowe Price. The investment sub-advisers for the Overseas Fund are Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts 02116 and Harris. The investment sub-adviser for the Fundamental Value Fund is Wellington Management. The investment sub-adviser for the Large Cap Growth Fund is AllianceBernstein. The investment sub-advisers for the Small Company Value Fund are Clover Capital Management, Inc. (“Clover”), located at 400 Meridian Centre, Suite 200, Rochester, New York 14618, T. Rowe Price and EARNEST Partners, LLC (“Earnest Partners”), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309. The investment sub-advisers for the Small Company Growth Fund are Eagle Asset Management, Inc. (“Eagle”), located at 880 Carillon Parkway, St. Petersburg, Florida 33733 and Mazama Capital Management, Inc. (“Mazama”), located at One SW Columbia Street, Suite 1500, Portland, Oregon 97258. The investment sub-advisers for the Strategic Balanced Fund are Salomon Brothers Asset Management Inc (“SaBAM”), located at 399 Park Avenue, New York, NY 10022, Western Asset and WAML. The investment sub-adviser for the Core Opportunities Fund is Victory Capital Management Inc. (“Victory”), located at 127 Public Square, Cleveland, Ohio 44114. The investment sub-adviser for the Small Cap Value Equity Fund is SSgA Funds Management, Inc. (“SSgA FM”), located at One Lincoln Street, 33rd Floor, Boston, Massachusetts 02111. The investment sub-adviser for the Small Cap Core Equity Fund is Goldman Sachs Asset Management, L.P. (“GSAM”), located at 32 Old Slip, New York, New York 10005.

ADDITIONAL INVESTMENT POLICIES

Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The investment objective, fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding shares (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

The following discussion, when applicable, elaborates on the presentation of each Fund’s investment policies contained in the Prospectus. Investment policies and restrictions described below are non-fundamental, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.

General.    Each of the Funds with “Equity” in its name will generally invest at least 80% of its assets in equity securities, generally common stock or securities convertible into common stock. Each of the Funds with “Bond” in its name will generally invest at least 80% of its assets in fixed income instruments for which the Fund receives payments of interest and principal.

Strategic Balanced Fund

While the Fund’s target allocation is 60% equity securities and 40% fixed income securities, the Fund expects to maintain, under normal circumstances, a minimum of 25% equity securities and 25% fixed income securities.

Indexed Equity Fund and OTC 100 Fund

The Indexed Equity Fund and the OTC 100 Fund each attempts to match the risk and return characteristics of the S&P 500 Index® or the NASDAQ 100 Index®, respectively, as closely as possible. With respect to the

Indexed Equity Fund, the Fund invests in securities of the companies in the S&P 500 Index in proportion to their index weightings. The Fund’s investment sub-adviser, NTI, seeks a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

Optimization.    The Indexed Equity Fund may not hold every one of the stocks in the S&P 500 Index® and the OTC 100 Fund may not hold every one of the stocks in the NASDAQ 100 Index®. In an effort to run an efficient and effective strategy, each Fund may use the process of “optimization”, a statistical sampling technique. This will be most pronounced for the OTC 100 Fund when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index®. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant Index’s value in roughly the same proportion as the Index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the investment sub-adviser tries to match the industry and risk characteristics of all of the smaller companies in the Index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Each of the Funds will generally invest at least 80% of its assets in stocks of companies included in the S&P 500 Index® or the NASDAQ 100 Index®, respectively. The Funds may hold up to 20% of their assets in short-term debt securities, money market instruments and stock index futures and options. Futures and options are considered derivatives because they “derive” their value from a traditional security (like a stock or bond), asset or index. The Funds intend to buy futures in anticipation of buying stocks. Futures and options on futures contracts are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Tracking Error.    There are several reasons that the Fund’s performance may not track its Index exactly. Unlike the Index, the Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

Fixed Income Securities

Although the Strategic Bond Fund may invest in investment grade securities, it may also invest in securities below investment grade. In addition, the Strategic Balanced Fund may also invest to some extent in securities below investment grade. Lower-grade debt securities, which also are known as “junk bonds”, may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce the Fund’s share prices and the income it earns.

All Funds may invest to a limited extent in debt securities that are rated below investment grade or, if unrated, are considered by the Adviser or the Fund’s sub-adviser to be of comparable quality. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

All Funds (except for the Aggressive Growth Fund, which is limited to 35% of its total assets) may invest up to 25% of their total assets in these types of securities. Please note that the equity segment of the Strategic Balanced Fund is permitted to invest, to a lesser extent, in investment grade bonds and other debt instruments.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer as omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

Warrants and Rights

A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be relatively volatile investments. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends, and have no rights to the assets of the issuer.

Subject to the other investment limitations and each Fund’s investment objective, the Funds may invest in warrants and rights.

Convertible Securities

Investments may be made in debt or preferred equity securities convertible into or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

Repurchase and Reverse Repurchase Agreements

In a repurchase agreement transaction, a Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities and which must meet the credit requirements set by the Trust’s Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. A Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the loan. Additionally, the Adviser or a Fund’s sub-advisor will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral’s value. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller’s bankruptcy estate.

A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. A Fund engaging in reverse repurchase agreements will maintain a segregated account with its custodian containing cash or liquid securities, having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements. Reverse repurchase agreements are borrowings subject to Restriction (2) under “Fundamental Investment Restrictions.”

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage-backed securities to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. A Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, a Fund may enter into a dollar roll transaction involving a security not then in the Fund’s portfolio so long as the transaction is preceded by a firm commitment agreement pursuant to which the Fund has agreed to buy the securities on a future date.

The Funds will not use such transactions for leveraging purposes and, accordingly, will segregate cash or other liquid securities in an amount sufficient to meet its obligations under dollar roll transactions. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased. Dollar roll transactions are borrowings subject to Restriction (2) under “Fundamental Investment Restrictions.”

Short-Term Debt Securities

Bank Obligations.    The Funds may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit (“CD’s”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Exceptions.    The restrictions and limitations on the types of short-term instruments, temporary investments, commercial paper and short-term corporate debt instruments described in the following paragraphs are not applicable to the Value Equity Fund, the Large Cap Value Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund and the Emerging Growth Fund.

For the Value Equity Fund, for temporary or defensive purposes the Fund may invest up to 100% of its total assets in investment grade short-term fixed income securities or preferred stocks.

Short-Term Instruments and Temporary Investments.    The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity when there is an unexpected level of shareholder purchases or redemptions. In addition, in adverse market conditions, the Funds also may invest in these short-term instruments for temporary, defensive purposes. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P (“Prime-3” by Moody’s or “A-3” by S&P for the Strategic Bond Fund and Strategic Balanced Fund), or, if unrated, of comparable quality as determined by the investment sub-advisers; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated, except for the Strategic Bond Fund and the Strategic Balanced Fund, at least “Aa” by Moody’s or “AA” by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $1 billion, or the equivalent in other currencies, in total assets and in the opinion of the relevant sub-adviser are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Commercial Paper and Short-Term Corporate Debt Instruments.    The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Each investment sub-adviser to the Funds monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

Some U.S. Government Securities are backed by the full faith and credit of the U.S. Government; others are secured by the right of the issuer to borrow from the U.S. Treasury; while others are supported only by the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. Government will pay interest and principal on securities on which it is not legally obligated to do so.

The Funds may also invest in obligations issued or guaranteed by U.S., local, city and state governments and agencies.

The Funds will limit their investments in certificates of deposit and bankers’ acceptances to U.S. dollar-denominated obligations of U.S. banks and savings and loan associations, London branches of U.S. banks (“Eurodollar obligations”) and U.S. branches of foreign banks (“Yankeedollar obligations”). In the case of foreign banks, the $1 billion deposit requirement will be computed using exchange rates in effect at the time of the banks’ most recently published financial statements. Eurodollar obligations and Yankeedollar obligations will not be acquired if as a result more than 25% of a Fund’s net assets would be invested in such obligations. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

Letters of Credit.    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Adviser or a Fund’s sub-adviser, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Funds may invest include zero coupon, step coupon and pay-in-kind securities (but generally no more than 10% of an equity fund’s net assets will be invested in these types of securities). Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purpose of any Fund’s restrictions on investing in income-producing securities, income producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (such as Treasury bills and zero coupon bonds).

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Internal Revenue Code of 1986 and the regulations thereunder (the “Code”), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Pass-Through Securities

The Strategic Bond Fund, the Strategic Balanced Fund, and to a lesser extent the other Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association (“GNMA”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“FHLMC”) issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“FNMA”) issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

The Funds may also invest in Collateralized Loan Obligations, Collateralized Debt Obligations and Collateralized Bond Obligations.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

•	Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, a Fund’s sub-adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the sub-adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•	Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•	Inverse floaters. These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. It is expected that no Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the net asset value of its shares could decline by the use of inverse floaters.

•	Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Securities Lending

A Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAI), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. The terms of a Fund’s loans must also meet certain tests under the Code and must permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.

Hedging Instruments And Derivatives

The Funds currently may use the hedging instruments and derivatives discussed below. In the future, a Fund may employ hedging instruments and strategies that are not currently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund’s investment objective, legally permissible and disclosed in its Prospectus or in this SAI.

(1)  Forward Contracts—Each Fund may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time of delivery the securities may be worth more or less than the purchase or sale price. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s investment sub-adviser deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward contracts. If a Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of that Fund’s commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As an alternative to maintaining all or part of the segregated account, a Fund could buy call or put options to “cover” the forward contracts. Except for the Strategic Balanced Fund, the Aggressive Growth Fund and the Value Equity Fund, the Funds will not enter into forward contracts if as a result more than 25% of the Fund’s total assets would be held in a segregated account covering such contracts.

(2)  Currency Transactions—Each Fund may engage in currency transactions with counterparties in order to convert foreign denominated securities or obligations (or obligations exposed to foreign currency fluctuation) to U.S. dollar-denominated investments. The Funds may also engage in currency transactions to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. Except for the Value Equity Fund, a Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-I or P-1 by Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser or the Fund’s sub-adviser.

The Strategic Bond Fund, the Strategic Balanced Fund, the Diversified Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the MidCap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund and the Overseas Fund are most likely to deal in forward currency contracts and other currency transactions such as futures, options, options on futures, and swaps, but will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. For example, if the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. For example, if the Adviser or the Fund’s sub-adviser considers that the Austrian schilling is linked to the German deutsche mark (the “D-mark”), the Fund holds securities denominated in schillings and the Adviser or the Fund’s sub-adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser or the Fund’s sub-adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging.

(3)  Risks Regarding Hedging Instruments and Derivatives—Some of the general risks associated with hedging and the use of derivatives include: (a) the possible absence of a liquid secondary market for any particular hedging instrument at any time; (b) these instruments can be highly volatile; and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. More specific risks are set forth below.

(i)  Forward Contracts:    Forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Funds’ other assets.

(ii)  Currency Transactions:    Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Derivatives

(1)  Options and Futures Transactions.    While all Funds are permitted to use derivatives, the Strategic Bond Fund, Strategic Balanced Fund, Diversified Value Fund, Large Cap Growth Fund, Growth Equity Fund, Indexed Equity Fund, Core Opportunities Fund, Blue Chip Growth Fund, Value Equity Fund, Aggressive Growth Fund, OTC 100 Fund, Mid Cap Growth Equity Fund, Mid Cap Growth Equity II Fund, Emerging Growth Fund, Small Cap Growth Equity Fund, Small Company Growth Fund, Focused Value Fund, Small Cap Value Equity Fund, Small Company Value Fund and Small Cap Core Equity Fund are more likely to utilize the following types of “Derivative” instruments, in varying degrees, subject to each Fund’s respective investment objective. The Funds, may (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities, fixed income securities or indexes of interest rates (i.e. Eurodollar options), equity or fixed income securities, (b) purchase and sell futures contracts on fixed income securities or indexes of interest rates, equity or fixed income securities, and (c) purchase and sell put and call options on futures contracts on fixed income securities or indexes of interest rates, equity or fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

The Funds, except the Value Equity Fund, may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund’s net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Fund’s total assets.

The Value Equity Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Fund’s total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The Funds may utilize options and futures contracts to manage exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate to the Fund’s investment sub-adviser and consistent with a Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Fund’s investment sub-advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase a Fund’s turnover rate.

(2)  Purchasing Put and Call Options.    The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, indexes of interest rates, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

(3)  Selling (Writing) Put and Call Options.    The Funds may also “write” put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

(4)  Options on Indexes.    The Funds may also purchase options on indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund’s investments generally will not match the composition of an index. The Funds may also invest in futures and options on commodity indices.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

(5)  Exchange Traded and OTC Options.    All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trust’s Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

(6)  Futures Contracts and Options on Futures Contracts.    The Funds may purchase or sell (write) futures contracts and purchase or sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

The Funds may use futures contracts as a hedge against the effects of interest rate changes or, with respect to the Indexed Equity Fund and the OTC 100 Fund, changes in the market value of stocks comprising the index in which the applicable Fund invests. In managing cash flows, those Funds may use futures contracts as a substitute for holding the designated securities underlying the futures contract. The Indexed Equity and OTC 100 Funds may also use futures contracts as a substitute for a comparable market position in the underlying securities.

Transactions by the Funds in futures contracts involve certain risks. For the Indexed Equity Fund and OTC 100 Fund, one risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in these Funds’ investment portfolios. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Although the Funds intend to purchase or sell futures contacts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or if the Funds determine not to close a futures position in anticipation of adverse price movements, the Funds will be required to make daily cash payments on variation margin.

Stock Index Futures and Options on Stock Index Futures.    The Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Growth Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Blue Chip Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Overseas Fund and the Destination Retirement Funds may invest in stock index futures contracts and options on stock index futures contracts as a substitute for a comparable market position in the underlying securities comprising the index which the Fund is seeking to replicate. The Strategic Balanced Fund may also buy stock index futures. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Funds intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Funds seek to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

Future Developments.    All Funds which are permitted to invest in these types of instruments may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transaction or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the futures commission merchant, as required by the 1940 Act and the Securities and Exchange Commission’s (“SEC”) interpretations thereunder.

(7)  Combined Positions.    The Funds are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

(8)  Risks Regarding Options and Futures Transactions.    Some of the general risks associated with the use of options and futures include:

(a)  Correlation of Price Changes.    Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly. The Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(b)  Liquidity of Options and Futures Contracts.    There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

(c)  Position Limits.    Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or its investment sub-adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

(d)  Asset Coverage for Futures Contracts and Options Positions.    The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and option premiums. In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in the amount prescribed.

(9)  Swaps and Related Swap Products:    The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps (collectively defined as “swap transactions”).

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If a Fund’s investment sub-adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

Each of the investment sub-advisers to the Funds that utilize these instruments will, however, consider such risks and will enter into swap and other derivatives transactions only when they believe that the risks are not unreasonable.

The Funds will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement.

The Funds will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser and/or the investment sub-adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Funds may engage in such transactions.

(10)  Structured Notes and Hybrid Instruments:    Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Illiquid Securities

Each Fund may invest not more than 15% of its net assets in illiquid securities. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days and securities of new and early stage companies whose securities are not publicly traded. These policies do not limit the purchases of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, provided that such securities are determined to be liquid by the Board of Trustees, the Adviser and/or the Fund’s sub-adviser, if such determination by the Adviser or the Fund’s sub-adviser is pursuant to Board-approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value. Additionally, this policy is not intended to apply to securities which become illiquid, i.e., difficult to sell at a favorable price, as a result of market conditions.

Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. The investment sub-advisers monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Foreign Securities

The Overseas Fund, the Fundamental Value Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Core Opportunities Fund, the Value Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Small Company Value Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Company Growth Fund, the Small Cap Growth Equity Fund, the Strategic Bond Fund and the Strategic Balanced Fund and, to a lesser extent, each of the other Funds, are permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). The equity segment of the Strategic Balanced Fund does not intend to invest more than 25% of its assets in foreign securities. With the exception of the Funds specifically identified in the preceding sentence, each Fund will normally invest in foreign securities only if: (i) such securities are U.S. dollar-denominated; or (ii) if such securities are not U.S. dollar-denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security. If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, a Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European, “ “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)  the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)  the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)  the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (“ADRs”). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADRs trade on U.S. securities exchanges but are treated as “foreign securities” for purposes of the limitations on a Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

In addition to ADRs, the Funds may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. Each of the Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

When-Issued Securities

Each Fund may purchase securities on a “when-issued” or on a “forward delivery” basis. Generally, under normal circumstances, a Fund is expected to take delivery of securities purchased. When a Fund commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it will set up procedures consistent with SEC policies, which currently recommend that an amount of the Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment. Therefore, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Funds do not intend to make such purchases for speculative purposes, there are risks. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it necessary to sell the “when-issued” or “forward delivery” securities before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made.

Portfolio Management

The Funds’ sub-advisers use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. Transactions will occur when a Fund’s sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in any Fund could result in additional brokerage commissions to be paid by the Fund. See also “Taxation” below.

The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment sub-advisers.

Non-diversification of OTC 100 Fund, Focused Value Fund, Value Equity Fund and Aggressive Growth Fund

As “non-diversified” funds, the OTC 100 Fund, the Focused Value Fund, the Value Equity Fund and the Aggressive Growth Fund are not limited under the 1940 Act in the percentage of its assets that they may invest in any one issuer. However, each Fund intends to comply with the diversification standards applicable to regulated investment companies under the Code. In order to meet those standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund’s total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items (ii) and (iii) above) of any one or more issuers as to which the Fund’s investment in an issuer does not exceed 5% of the value of the Fund’s total assets (valued at the time of investment); and does not exceed 10% of the outstanding voting securities of that issuer and (b) not more than 25% of its total assets (valued at the time of investment) may be invested in the securities of any one issuer (other than Government securities or securities of other regulated investment companies).

Since each of these Funds may invest more than 5% of its assets in a single portfolio security, the appreciation or depreciation of such a security will have a greater impact on the net asset value of the Fund, and the net asset value per share of the Fund can be expected to fluctuate more than would the net asset value of a comparable “diversified” fund. The OTC 100 Fund is deemed “non-diversified” because its investment objective is to replicate a particular index, and the Fund will purchase each company in the index in proportion to its proportionate representation in the index.

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Each Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment; provided that this provision does not apply, however, to any of the Funds relying on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser or a Fund’s sub-adviser, and subject to the Fund’s investment restrictions set forth in its Prospectus and in this Statement of Additional Information, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders would indirectly pay a portion of that investment company’s expenses, including its advisory administration, brokerage, shareholder servicing and other expenses. At the same time the Fund would continue to pay its own management fees and other expenses. This section shall not prevent FMR or T. Rowe Price from investing the assets of the Value Equity Fund, Blue Chip Growth Fund, Mid Cap Growth Equity II Fund or Small Company Value Fund, respectively, into money market funds managed by the Fund’s sub-adviser pursuant to applicable SEC exemptive orders.

Exchange Traded Funds (ETFs)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Index-Related Securities (Equity Equivalents)

The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Cash Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. To provide liquidity, for temporary defensive purposes and to receive a return on uninvested cash during such periods, each Fund may invest in investment grade debt securities, government obligations, or money market instruments or money market mutual funds. In addition to investing for temporary defensive purposes, the equity segment of the Strategic Balanced Fund is permitted to temporarily invest all or a portion of its assets in short-term corporate and government money market instruments, including repurchase agreements with respect to those instruments, when opportunities for capital growth do not appear attractive.

Short Sales Against-the-box

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out. None of the Funds currently intends to engage in short sales against-the-box but is permitted to do so.

Investment Basket

Notwithstanding any Fund’s fundamental investment restrictions (except those imposed as a matter of law), the Board of Trustees may authorize one or more of the Funds to invest in any type of security or instrument, or to engage in any type of transaction or practice, such as newly developed debt securities, hedging programs or derivatives, so long that the Board of Trustees has determined that to do so is consistent with the Fund’s investment objectives and policies and has adopted reasonable guidelines for use by the Fund’s investment sub-advisers, and provided further that at the time of making such investment or entering into such transaction, such investments or instruments account for not more than 10% of the Fund’s total assets. The Trust has no current intention of using this investment basket authority but is permitted to do so.

Banking Relationships

NTI and its affiliates, including its parent Northern Trust Corporation, deal, trade and invest for their own account in the types of securities in which the Indexed Equity Fund and OTC 100 Fund may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by these Funds.

Disclaimer

The Indexed Equity Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”). S&P makes no representation or warranty, express or implied, to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P without regard to the fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund’s shares or the timing of the issuance or sale of the Fund’s shares or in the determination or calculation of the equation by which the Fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund’s shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or any other person or entity from the use of the S&P 500® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The OTC 100 Fund is not sponsored, endorsed, sold or promoted by the NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”). NASDAQ has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund contained in the prospectus or this statement of additional information. NASDAQ makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ 100 Index® to track general stock market performance. NASDAQ’s only relationship to the Fund is in the licensing of the NASDAQ 100®, NASDAQ 100 Index®, and NASDAQ® trademarks or service marks, and certain trade names of NASDAQ and the use of the NASDAQ 100 Index®. The NASDAQ 100 Index® is determined, composed and calculated by NASDAQ without regard to the Fund. NASDAQ has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the NASDAQ 100 Index®. NASDAQ is not responsible and has no liability for, and has not participated in, the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the net asset value of the Fund’s shares or in connection with the administration, marketing or trading of the product(s).

NASDAQ does not guarantee the accuracy or completeness of the NASDAQ 100® Index or of the data used to calculate the index or determine the index components, or the uninterrupted or un-delayed calculation or dissemination of the index. NASDAQ does not guarantee that the index accurately reflects past, present, or future market performance. NASDAQ is not responsible for any manipulation or attempted manipulation of the index by members of the NASD. NASDAQ is free to pick and alter the components and method of calculation without consideration of the Fund or the consent of the adviser or investment sub-adviser. NASDAQ makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Fund’s shares, or any other person or entity from the use of the NASDAQ 100 Index® or any data included therein. NASDAQ makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the NASDAQ 100 Index® or any data included therein. Without limiting any of the foregoing, in no event shall NASDAQ have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees of the Funds, including a majority of directors who are not “interested persons” of the Funds (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made to the Funds’ adviser, sub-advisers, or any of their affiliates who provide services to the Funds. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a confidentiality agreement as described below. Any such exceptions must be reported to the Funds’ Board of Trustees at its next regularly scheduled meeting.

MassMutual and the Funds’ sub-advisers are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that MassMutual’s and the sub-advisers’ policies, procedures and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. In addition, the Funds’ Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

The Funds’ most recent portfolio holdings as of the end of February, May, August and November are available on http://www.massmutual.com/retire no earlier than 30 days after the end of each of these respective months. In addition, each Fund’s top ten holdings are made available in quarterly reports and on http://www.massmutual.com/retire as soon as possible after each calendar quarter-end.

Other Disclosures

To the extent permitted under applicable law, MassMutual and the Funds’ sub-advisers may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided above on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the Funds. These service providers include the Funds’ custodian and sub-administrator (Investors Bank & Trust Company), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Funds, MassMutual, or any of the Funds’ sub-advisers, and any pricing services employed by the Funds. The Funds may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.

Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that MassMutual or the relevant sub-adviser believes is reasonably necessary in connection with the services provided by the service provider receiving the information.

INVESTMENT RESTRICTIONS OF THE FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

(other than the Indexed Equity Fund, Value Equity Fund and Blue Chip Growth Fund)

Each Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of that Fund. Investment restrictions that appear below or elsewhere in this SAl and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. The Trust may not, on behalf of any Fund:

(1)  Purchase any security (other than U.S. Treasury securities or U.S. Government Securities) if as a result, with respect to 75% of the Fund’s assets, more than 5% of the value of the total assets (determined at the time of investment) of a Fund would be invested in the securities of a single issuer. This restriction is not applicable to the OTC 100 Fund, the Aggressive Growth Fund and the Focused Value Fund.

(2)  Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of a Fund’s assets, except that a Fund may enter into reverse repurchase agreements or roll transactions. For purposes of calculating this limitation, entering into portfolio lending agreements shall not be deemed to constitute borrowing money. A Fund would not make any additional investments while its borrowings exceeded 5% of its assets.

(3)  Issue senior securities (as defined in the 1940 Act) except for securities representing indebtedness not prevented by paragraph (2) above.

(4)  Make short sales, except for sales “against-the-box.”

(5)  Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under applicable laws.

(6)  Invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans. This restriction does not prevent a Fund from purchasing readily marketable securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.

(7)  Purchase physical commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices).

(8)  Make loans other than by investing in obligations in which a Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities.

(9)  Pledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the Fund except in connection with permitted transactions in options, futures contracts and options on futures contracts, reverse repurchase agreements and securities lending.

(10)  With the exception of the Strategic Bond Fund, the Strategic Balanced Fund, the Diversified Value Fund, the Core Opportunities Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Small Cap Value Equity Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Overseas Fund and the Destination Retirement Funds, purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if, as a result, a Fund would hold more than 10% of the outstanding voting securities of an issuer. This restriction is applicable to 75% of the assets of the excepted Funds.

(11)  With the exception of the Strategic Bond Fund, the Strategic Balanced Fund, the Diversified Value Fund, the Core Opportunities Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the Small Cap Value Equity Fund, the Small Cap Core Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Emerging Growth Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund and the Destination Retirement Funds, purchase or retain securities of any issuer if, to the knowledge of the Trust, more than 5% of such issuer’s securities are beneficially owned by officers and trustees of the Trust or officers and directors of its adviser who individually beneficially own more than  1/2 of 1% of the securities of such issuer.

Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, each Fund may: (1) engage in hedging transactions, techniques, and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law; and (2) invest in any security or investment-related instrument, or engage in any investment-related transaction or practice, provided that the Board of Trustees has determined that to do so is consistent with the investment objective and policies of the Fund and has adopted reasonable guidelines for use by the Fund’s Adviser and/or investment sub-adviser, and provided further that at the time of entering into such investment or transaction, such investments or instruments account for no more than 10% of the Fund’s total assets. This does not apply to the Destination Retirement Funds’ investments in underlying funds.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

(other than the Indexed Equity Fund, Value Equity Fund and Blue Chip Growth Fund)

In addition to the fundamental investment restrictions described above, the Board of Trustees of the Trust has voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, each Fund may not:

(1)  Invest for the purpose of exercising control over, or management of, any company.

(2)  With the exception of the Destination Retirement Funds, invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by MassMutual or an affiliate thereof. It is expected that a Fund would purchase shares of such money market funds only if arrangements are made to eliminate duplicate advisory and distribution fees, except this restriction shall not prohibit the investment by the Mid Cap Growth Equity II Fund or the Small Company Value Fund in money market funds managed by T. Rowe Price pursuant to an exemptive order.

(3)  To the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, except this restriction shall not prohibit the investment by the Mid Cap Growth Equity II Fund or the Small Company Value Fund in money market funds managed by T. Rowe Price pursuant to an exemptive order.

In addition, the Strategic Balanced Fund may not:

(1)  Invest more than 5.00% of the value of the Fund’s total assets in the securities of any issuer which has been in continuous operation for less than three years. This restriction does not apply to U.S. government securities.

(2)  Purchase warrants if, thereafter, more than 2.00% of the value of the Fund’s net assets would consist of such warrants, but warrants attached to other securities acquired in units by the Fund are not subject to this restriction.

Notwithstanding the foregoing investment limitations, the underlying funds in which the Destination Retirement Funds may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting a Destination Retirement Fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above.

In accordance with each Destination Retirement Fund’s investment program as set forth in the prospectus, a Destination Retirement Fund may invest more than 25% of its assets in any one underlying fund. While each

Destination Retirement Fund does not intend to concentrate its investments in a particular industry, a Destination Retirement Fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying funds.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE INDEXED EQUITY FUND

The Indexed Equity Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Investment restrictions that appear below or elsewhere in this Statement of Additional Information and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated (except with respect to restriction No. 7 below) unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund. The Trust may not, on behalf of the Fund:

(1)  purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would be 25% or more of the current value of the Fund’s total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies of instrumentalities, and (ii) any industry in which the S&P 500® Index becomes concentrated to the same degree during the same period and provided further, that the Fund may invest all its assets in a diversified open-end management investment company, or series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard for the limitations set forth in this paragraph (1);

(2)  purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

(3)  purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes;

(4)  purchase securities on margin (except for short-term credit necessary for the clearance of transactions and except for margin deposits in connection with options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes);

(5)  act as an underwriter of securities of other issuers, except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), by virtue of disposing of portfolio securities and provided further, that the purchase buy the Fund of securities issued by a diversified, open-end management investment company, or its series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute acting as an underwriter for purposes of this paragraph (5);

(6)  issue senior securities, except as permitted by the 1940 Act;

(7)  borrow money, except as permitted by the 1940 Act. The 1940 Act currently permits the Fund to borrow from any bank; provided, that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all borrowings of the Fund; and provided further, that in the event that such asset coverage shall at any time fall below 300 per centum the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum. For purposes of this investment restriction, the Fund’s entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Fund;

(8)  purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or other investment companies) if, as a result, with respect to 75% of its total assets (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer; or

(9)  make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE INDEXED EQUITY FUND

In addition to the fundamental investment restrictions described above, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Indexed Equity Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, the Fund:

(1)  may not, unless required by its investment strategy of replicating the composition of a published market index, purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

(2)  reserves the right to invest up to 15% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days, and other illiquid securities, provided that in circumstances where fluctuations in value result in the Fund’s investment in illiquid securities constituting more than 15% of the current value of its net assets, the Fund will take reasonable steps to reduce its investments in illiquid securities until such investments constitute no more than 15% of the Fund’s net assets;

(3)  may not purchase, sell or write puts, calls or combinations thereof, except as may be described in this Statement of Additional Information and the Fund’s Prospectus; and

(4)  may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF

THE BLUE CHIP GROWTH FUND

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Blue Chip Growth Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

A Fund’s fundamental investment policies and limitations cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the Fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The Fund may not:

(1)  with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer;

(2)  issue senior securities, except as permitted under the Investment Company Act of 1940, as amended;

(3)  borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3 of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4)  underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5)  purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund’s total assets would be invested in companies whose principal business activities are in the same industry;

(6)  purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

(8)  lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9)  The Fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF

THE BLUE CHIP GROWTH FUND

In addition to the fundamental investment restrictions described above, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Blue Chip Growth Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, the Fund:

(1)  does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(2)  does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(3)  may borrow money only (a) from a bank or from a registered investment company or fund for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(4)  does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(5)  does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Fund’s net assets) to a registered investment company or portfolio for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(6)  does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

With respect to limitation (4), if, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE VALUE EQUITY FUND

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Value Equity Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

A Fund’s fundamental investment policies and limitations cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the Fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The Fund may not:

(1)  issue senior securities, except as permitted under the Investment Company Act of 1940, as amended;

(2)  borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3)  underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

(4)  purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund’s total assets would be invested in companies whose principal business activities are in the same industry;

(5)  purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

(7)  lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(8)  The Fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE VALUE EQUITY FUND

In addition to the fundamental investment restrictions described above, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Value Equity Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, the Fund:

(1)  in order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, currently intends to comply with certain diversification limits imposed by Subchapter M.

(2)  does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(3)  does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(4)  may borrow money only (a) from a bank or from a registered investment company or fund for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

(5)  does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(6)  does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Fund’s net assets) to a registered investment company or portfolio for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

For purposes of limitation (1), Subchapter M generally requires the Fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the Fund’s total assets are invested in the securities of any one issuer, and (b) the Fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items and government securities (as defined by Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the Fund’s taxable year.

With respect to limitation (5), if, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

MANAGEMENT OF THE TRUST

The Trust has a Board of Trustees, a majority of which must not be “interested persons” (as defined in the 1940 Act) of the Trust. The Board of Trustees of the Trust is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts and authorize Trust officers to carry out the decisions of the Board. As Adviser and sub-advisers to the Funds, respectively, MassMutual, AllianceBernstein, Clover, Cooke & Bieler, Davis, Eagle, EARNEST Partners, FMR, GMO, GSAM, Harris, Mazama, MFS, Navellier, NTI, RS, SaBAM, Sands Capital, SSgA FM, T. Rowe Price, Victory, Waddell & Reed, Wellington Management and Western Asset may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations during the past five years and other principal business affiliations.

Disinterested Trustees

Richard H. Ayers	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 63
Trustee since 1996
Trustee of 34 portfolios in fund complex

Retired; former adviser to Chairman (1997), Chairman and Chief Executive Officer (1989-1996) and Director (1985-1996), The Stanley Works (manufacturer of tools, hardware and specialty hardware products);

Director, Applera Corporation; Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Allan W. Blair	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 57
Trustee since 2003
Trustee of 34 portfolios in fund complex

President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1993), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation; Director (since 2001), Future Works, Inc.; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Mary E. Boland	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 66
Trustee since 1994
Trustee of 34 portfolios in fund complex

Attorney-at-Law (since 2004); Attorney-at-Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA; Director (1995-1999), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), BankNorth Massachusetts; Vice Chairman (since 1999), Massachusetts Educational Financing Authority; Trustee (since 1973), MML Series Investment Fund (open-end investment company).

Richard W. Greene	Chairman and Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 70
Trustee since 1996
Trustee of 34 portfolios in fund complex

Retired; Vice President for Investments and Treasurer (1998-2000), Executive Vice President and Treasurer (1986-1998), University of Rochester (private university); Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr.	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 59
Trustee since 2003
Trustee of 34 portfolios in fund complex

Retired; President and Chief Operating Officer (1993-1997), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Trustee (since 2003), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr.	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 63
Trustee since 1996
Trustee of 72 portfolios in fund complex

Consultant (since 1999); Chairman (1999), Family Bank, F.S.B. (formerly SIS Bank); Executive Vice President (1999), Peoples Heritage Financial Group; President, Chief Executive Officer and Director (1993-1999), SIS Bancorp, Inc. and SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Interested Trustees*

Frederick C. Castellani	Trustee and President of the Trust
1295 State Street
Springfield, MA 01111
Age: 59
Trustee since 2001
Trustee of 34 portfolios in fund complex

Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Senior Vice President (1993-1996), CIGNA (Investment and Retirement Services); Trustee (since 2001), MML Series Investment Fund (open-end investment company); Vice President (since 2004), MassMutual Premier Funds (open-end investment company); Vice President (since 2005), MML Series Investment Fund II (open-end investment company).

Robert E. Joyal	Vice Chairman and Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 61
Trustee since 2003
Trustee of 36 portfolios in fund complex

Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.; Executive Director (1997-1999), Massachusetts Mutual Life Insurance Company; Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Director (since 2003), Pemco Aviation Group, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Director (since 2005), York Enhanced Strategies Fund (closed-end investment company); Director (since 2006), Jeffries Group, Inc. (investment bank).

*	Trustee who is an “interested person” of the Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Principal Officers

Michael A. Chong	Vice President and Chief Compliance Officer of the Trust
1295 State Street
Springfield, MA 01111
Age: 48
Officer since 2004
Officer of 61 portfolios in fund complex

Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), Second Vice President (1996-1999), MassMutual; Vice President and Chief Compliance Officer (since 2004), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2004), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2005), MML Series Investment Fund II (open-end investment company).

James S. Collins	Chief Financial Officer and Treasurer of the Trust
1295 State Street
Springfield, MA 01111
Age: 48
Officer since 2000
Officer of 61 portfolios in fund complex

Vice President (since 1999), Second Vice President (since 1990), MassMutual; Chief Financial Officer and Treasurer (since 2000), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2005), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2005), MML Series Investment Fund II (open-end investment company).

Ian W. Sheridan	Vice President of the Trust
1295 State Street
Springfield, MA 01111
Age: 41
Officer since 2004
Officer of 61 portfolios in fund complex

Vice President (since 2003), MassMutual; Vice President of Marketing and Business Development (1999-2003), Automatic Data Processing (ADP); Vice President (since 2004), MML Series Investment Fund (open-end investment company); Vice President (since 2005), MassMutual Premier Funds (open-end investment company); Vice President (since 2005), MML Series Investment Fund II (open-end investment company).

Kristin Bushard	Vice President of the Trust
1295 State Street
Springfield, MA 01111
Age: 39
Officer since 2005
Officer of 61 portfolios in fund complex

Assistant Vice President (since 2005), Managing Director (2003-2005), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management; Vice President (since 2005), MassMutual Premier Funds (open-end investment company); Vice President (since 2005), MML Series Investment Fund (open-end investment company); Vice President (since 2005), MML Series Investment Fund II (open-end investment company).

The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2005.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Disinterested Trustees
Richard H. Ayers	None	None
Allan W. Blair	None	Over $100,000
Mary E. Boland	None	None
Richard W. Greene	None	None
R. Alan Hunter, Jr.	None	None
F. William Marshall, Jr.	None	None
Interested Trustees
Frederick C. Castellani	None	None
Robert E. Joyal	None	None

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust than an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years.

The Board of Trustees had four regularly scheduled meetings in 2005 and one special meeting.

The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Ayers and Hunter and Ms. Boland, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2005, the Audit Committee met twice.

The Trust has a Nominating Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee met twice during 2005. The Nominating Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board of Trustees. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust at 1295 State Street, Springfield, MA 01111. The Nominating Committee also considers candidates from among the Trustees to serve as Chairperson of the Board of Trustees and periodically reviews the compensation of the Trust’s independent trustees.

The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Contract Committee met once during 2005. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and sub-advisory agreements.

The Trust has a Governance Committee, whose members are Messrs. Blair, Castellani, Joyal and Marshall and Ms. Boland. The Governance Committee met twice during 2005. The Governance Committee oversees board governance issues including, but not limited to, the following: (i) to evaluate the board and committee structure and the performance of Trustees, (ii) to consider and address any conflicts and (iii) to consider the retirement policies of the Board.

The Trust has an Investment Pricing Committee, consisting of the Chairman, President, Treasurer, Assistant Treasurer and Vice Presidents (except for the CCO) of the Trust. The Investment Pricing Committee determines whether market quotations are readily available for securities held by each series of the Trust, determines the fair value of securities held by each series of the Trust for which market quotations are not readily available, and determines the fair value of assets of each series of the Trust which are not held in the form of securities. There are no regular meetings of the Investment Pricing Committee but rather meetings are held as appropriate.

COMPENSATION

The Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $6,800 per quarter plus $3,600 per meeting attended in-person or $1,400 per meeting attended by telephone. Such Trustees who serve on the Audit Committee or the Contract Committee of the Trust are paid an additional fee of $1,400 per meeting attended. Such Trustees who serve on the Nominating Committee or the Governance Committee are paid an additional fee of $700 per meeting attended. The Chairperson of the Board of Trustees is paid an additional fee of $3,425 per quarter. The Chairperson of the Audit Committee is paid an additional fee of $1,400 annually. The Chairpersons of each of the Contract Committee, the Nominating Committee and the Governance Committee are paid an additional fee of $700 annually. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

The following table discloses actual compensation paid to Trustees of the Trust during the 2005 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred to be credited a rate of interest set by the Board of Trustees from time to time, currently eight percent (8%). Each of the Trustees also serves as Trustee of one other registered investment company managed by MassMutual, MML Series Investment Fund.

Name/Position	Aggregate Compensation from the Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex
Richard H. Ayers	$—	$28,372	$56,660
Trustee
Allan W. Blair	$25,500	—	$51,000
Trustee
Mary E. Boland	—	$38,425	$76,376
Trustee
Richard W. Greene	$29,250	—	$58,500
Trustee
R. Alan Hunter, Jr.	$—	$28,447	$56,810
Trustee
Robert E. Joyal	—	$28,154	$56,139
Trustee
F. William Marshall, Jr.	$25,500	—	$169,500
Trustee

The Trust’s shareholders have the right, upon the declaration in writing or vote of at least two-thirds of the votes represented by its outstanding shares, to remove a Trustee. The Trustees shall call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of shares representing at least 10% of all of the votes represented by all outstanding shares of the Trust. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures for a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by the form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books of the Trust, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing regarding the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections, or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any such objections or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

On any matters submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more of the series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that any matter affects only the interests of one or more series or classes, then only shareholders of such series or class shall be entitled to vote thereon. Shareholder inquiries should be directed to MassMutual Select Funds, Attn: B379, 1295 State Street, Springfield, Massachusetts 01111.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Massachusetts Mutual Life Insurance Co. (MassMutual), 1295 State St., Springfield, MA 01111 may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class L shares of each Fund of the Trust as of March 2, 2006, with the exception of the following Funds. MassMutual may also be deemed a control person (as defined in the Act) of the Trust in that it beneficially owns more than 25% of the Class L shares of the following Funds. As of March 2, 2006, MassMutual owned 99.93% of the Class L shares of the Small Cap Growth Equity Fund, 81.41% of the Class L shares of the Large Cap Value Fund, 75.02% of the Class L shares of the Small Company Value Fund, 87.97% of the Class L shares of the Small Company Growth Fund, 86.14% of the Class L shares of the Growth Equity Fund, 97.34% of the Class L shares of the Indexed Equity Fund, 86.15% of the Class L shares of the Aggressive Growth Fund, 99.98% of the Class L shares of the Emerging Growth Fund, 92.07% of the Class L shares of the Mid Cap Growth Equity Fund, 76.01% of the Class L shares of the Mid Cap Growth Equity II Fund, 83.17% of the Class L shares of the Overseas Fund, 99.43% of the Class L shares of the Blue Chip Growth Fund, 84.81% of the Class L shares of the Focused Value Fund, 93.85% of the Class L shares of the Destination Retirement 2010 Fund, 97.29% of the Class L shares of the Destination Retirement 2020 Fund, 93.99% of the Class L shares of the Destination Retirement 2030 Fund, 93.80% of the Class L shares of the Destination Retirement 2040 Fund, 98.79% of the Class L shares of the Destination Retirement Income Fund, 92.72% of the Class L shares of the Strategic Balanced Fund, 75.93% of the Class L shares of the Strategic Bond Fund, 98.21% of the Class L shares of the Value Equity Fund, 80.46% of the Class L shares of the Fundamental Value Fund, 87.14 of the Class L shares of the Diversified Value Fund and 93.28% of the Class L shares of the OTC 100 Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class A shares of each Fund of the Trust as of March 2, 2006, with the exception of the following Funds. MassMutual may also be deemed a control person (as defined in the Act) of the Trust in that it beneficially owns more than 25% of the Class A shares of the following Funds. As of March 2, 2006, MassMutual owned 88.92% of the Class A shares of the Diversified Value Fund, 92.35% of the Class A shares of the Strategic Bond Fund, 95.00% of the Class A shares of the Growth Equity Fund, 96.93% of the Class A shares of the Mid Cap Growth Equity Fund, 86.24% of the Class A shares of the Small Cap Growth Equity Fund, 75.63% of the Class A shares of the Strategic Balanced Fund, 88.08% of the Class A shares of the Large Cap Value Fund, 93.11% of the Class A shares of the Overseas Fund, 96.40% of the Class A shares of the Aggressive Growth Fund, 89.56% of the Class A shares of the Focused Value Fund, 86.58% of the Class A shares of the Mid Cap Growth Equity II Fund, 83.50% of the Class A shares of the Indexed Equity Fund, 83.68% of the Class A shares of the Value Equity Fund, 89.52% of the Class A shares of the Small Company Value Fund, 92.72% of the Class A shares of the Small Company Growth Fund, 97.58% of the Class A shares of the Large Cap Growth Fund, 98.77% of the Class A shares of the Emerging Growth Fund, 92.59% of the Class A shares of the OTC 100 Fund, 95.78% of the Class A shares of the Fundamental Value Fund, 51.57% of the Class A shares of the Destination Retirement 2010 Fund, 57.57% of the Class A shares of the Destination Retirement 2020 Fund, 62.95% of the Class A shares of the Destination Retirement 2030 Fund, 72.51% of the Class A shares of the Destination Retirement 2040 Fund and 95.42% of the Class A shares of the Blue Chip Growth Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class S shares of each Fund of the Trust as of March 2, 2006, with the exception of the following Funds. MassMutual may also be deemed a control person (as defined in the Act) of the Trust in that it beneficially owns more than 25% of the Class S shares of the following Funds. As of March 2, 2006, MassMutual owned 85.32% of the Class S shares of the Destination Retirement 2010 Fund, 71.41% of the Class S shares of the Destination Retirement 2020 Fund, 73.40% of the Class S shares of the Destination Retirement 2030 Fund, 39.39% of the Class S shares of the Destination Retirement 2040 Fund, 96.22% of the Class S shares of the Destination Retirement Income Fund, 95.02% of the Class S shares of the Small Company Value Fund, 87.69% of the Class S shares of the Mid Cap Growth Equity II Fund, 88.83% of the Class S shares of the Focused Value Fund, 97.73% of the Class S shares of the Indexed Equity Fund, 95.81% of the Class S shares of the Small Cap Growth Equity Fund, 96.39% of the Class S shares of the Fundamental Value Fund, 94.34% of the Class S shares of the Large Cap Value Fund, 91.70% of the Class S shares of the Overseas Fund, 95.20% of the Class S shares of the Growth Equity Fund, 93.72% of the Class S shares of the Diversified Value Fund and 99.99% of the Class S shares of the Aggressive Growth Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class Y shares of each Fund of the Trust as of March 2, 2006, with the exception of the following Funds. MassMutual may also be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class Y shares of the following Funds. As of March 2, 2006, MassMutual owned 74.08% of the Class Y shares of the Destination Retirement 2010 Fund, 78.39% of the Class Y shares of the Destination Retirement 2020 Fund, 78.51% of the Class Y shares of the Destination Retirement 2030 Fund, 48.56% of the Class Y shares of the Destination Retirement 2040 Fund, 79.51% of the Class Y shares of the Strategic Balanced Fund, 81.23% of the Class Y shares of the Strategic Bond Fund, 81.50% of the Class Y shares of the Indexed Equity Fund, 98.37% of the Class Y shares of the Growth Equity Fund, 94.12% of the Class Y shares of the Mid Cap Growth Equity Fund, 87.78% of the Class Y shares of the Small Cap Growth Equity Fund, 86.72% of the Class Y shares of the Small Company Value Fund, 95.70% of the Class Y shares of the Small Company Growth Fund, 78.57% of the Class Y shares of the Blue Chip Growth Fund, 82.17% of the Class Y shares of the Large Cap Value Fund, 68.51% of the Class Y shares of the Aggressive Growth Fund, 99.92% of the Class Y shares of the Emerging Growth Fund, 77.34% of the Class Y shares of the Mid Cap Growth Equity II Fund, 99.69% of the Class Y shares of the OTC 100 Fund, 87.72% of the Class Y shares of the Focused Value Fund, 93.80% of the Class Y shares of the Value Equity Fund, 96.86% of the Class Y shares of the Overseas Fund, 75.05% of the Class Y shares of the Diversified Value Fund and 84.96% of the Class Y shares of the Fundamental Value Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class Z shares of the Indexed Equity Fund of the Trust as of March 2, 2006. As of March 2, 2006, MassMutual owned 71.52% of the Class Z shares of the Indexed Equity Fund.

MassMutual may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that certain of its separate investment accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class N shares of each Fund of the Trust as of March 2, 2006, with the exception of the following Funds. MassMutual may also be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class N shares of the following Funds. As of March 2, 2006, MassMutual owned 99.61% of the Class N shares of the Destination Retirement Income Fund, 99.92% of the Class N shares of the Diversified Value Fund, 99.01% of the Class N shares of the Emerging Growth Fund and 98.89% of the Class N shares of the Value Equity Fund.

The following shareholder may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class A shares of the Destination Retirement Income Fund as of March 2, 2006: Taynik & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02116 owned 30.91% of the Class A shares of the Destination Retirement Income Fund.

The following shareholder may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class S shares of certain Funds as of March 2, 2006: Taynik & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02116 owned 28.54% of the Class S shares of the Destination Retirement 2020 Fund and 58.33% of the Destination Retirement 2040 Fund.

The following shareholder may be deemed a control person (as that term is defined in the 1940 Act) of the Trust in that it beneficially owns more than 25% of the Class Y shares of certain Funds as of March 2, 2006: Taynik & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02116 owned 27.85% of the Class Y shares of the Aggressive Growth Fund, 25.71% of the Class Y shares of the Destination Retirement 2010 Fund, 50.82% of the Class Y shares of the Destination Retirement 2040 Fund and 82.82% of the Class Y shares of the Destination Retirement Income Fund.

The following shareholders may be deemed principal holders of the Trust because of their beneficial ownership of more than 5% of the Class L shares of certain Funds as of March 2, 2006: Taynik & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02117 owned 5.21% of the Class L shares of the Aggressive Growth Fund, 5.70% of the Class L shares of the Focused Value Fund, 7.93% of the Class L shares of the Fundamental Value Fund, 6.18% of the Class L shares of the Growth Equity Fund, 21.61% of Class L shares of the Small Company Value Fund, 9.53% of the Class L shares of the Small Company Growth Fund, 15.28% of the Class L shares of the Strategic Bond Fund, 8.77% of the Class L shares of the Large Cap Value Fund, 15.43% of the Class L shares of the Mid Cap Growth Equity II Fund, 6.15% of the Class L shares of the Destination Retirement 2010 Fund, 6.01% of the Class L shares of the Destination Retirement 2030 Fund, 6.20% of the Class L shares of the Destination Retirement 2040 Fund, 5.86% of the Class L shares of the OTC 100 Fund and 7.48% of the Class L shares of the Overseas Fund and Jupiter & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02117 owned 6.81 of the Class L shares of the Strategic Bond Fund.

The following shareholders may be deemed a principal holder of the Trust because of its beneficial ownership of more than 5% of the Class A shares of certain Funds as of March 2, 2006: Taynik & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02116 owned 19.12% of the Class A shares of the Strategic Balanced Fund, 10.40% of the Class A shares of the Destination Retirement 2010 Fund, 20.59% of the Class A shares of the Destination Retirement 2020 Fund, 21.97% of the Class A shares of the Destination Retirement 2030 Fund, 20.12% of the Class A shares of the Destination Retirement 2040 Fund, 22.44% of the Class A shares of the Destination Retirement Income Fund, 10.49% of the Class A shares of the Diversified Value Fund, 6.16% of the Class A shares of the Focused Value Fund, 9.32% of the Class A shares of the Small Cap Growth Equity Fund, 6.01% of the Class A shares of the Small Company Growth Fund, 7.53% of the Class A shares of the Small Company Value Fund, 10.33% of the Class A shares of the Large Cap Value Fund, 6.44% of the Class A shares of the OTC 100 Fund, 10.84% of the Class A shares of the Mid Cap Growth Equity II Fund, 11.37% of the Class A shares of the Indexed Equity Fund and 5.24% of the Class A shares of the Overseas Fund and Jupiter & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02116 owned 11.25% of the Class A shares of the Value Equity Fund.

The following shareholder may be deemed a principal holder of the Trust because of its beneficial ownership of more than 5% of the Class S shares of certain Funds as of March 2, 2006: Taynik & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02116 owned 9.78% of the Class S shares of the Destination Retirement 2010 Fund, 24.17% of the Class S shares of the Destination Retirement 2030 Fund, 58.33% of the Class S shares of the Destination Retirement 2040 Fund and 6.60% of the Class S shares of the Mid Cap Growth Equity II Fund.

The following shareholders may be deemed principal holders of the Trust because of their beneficial ownership of more than 5% of the Class Y shares of certain Funds as of March 2, 2006: Taynik & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02116 owned 21.52% of the Class Y shares of the Destination Retirement 2020 Fund, 21.43% of the Class Y shares of the Destination Retirement 2030 Fund, 17.18% of the Class Y shares of the Destination Retirement Income Fund, 23.39% of the Class Y shares of the Diversified Value Fund, 7.60% of the Class Y shares of the Small Cap Growth Equity Fund, 10.00% of the Class Y shares of the Small Company Value Fund, 20.31% of the Class Y shares of the Strategic Balanced Fund, 17.93% of the Class Y shares of the Strategic Bond Fund, 10.65% of the Class Y shares of the Large Cap Value Fund, 5.88% of the Class Y shares of the Mid Cap Growth Equity Fund, 12.09% of the Class Y shares of the Mid Cap Growth Equity II Fund, 10.12% of the Class Y shares of the Focused Value Fund, 11.59% of the Class Y shares of the Indexed Equity Fund, 10.71% of the Class Y shares of the Blue Chip Growth Fund and 8.34% of the Class Y shares of the Fundamental Value Fund; Jupiter & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02116 owned 6.20% of the Class Y shares of the Value Equity Fund and 10.72% of the Class Y shares of the Blue Chip Growth Fund; and Greif Brothers Corporation Plans, c/o Investors Bank & Trust, 200 Clarendon St., Boston, MA 02117 owned 5.41% of the Class Y shares of the Mid Cap Growth Equity II Fund.

The following shareholder may be deemed a principal holder of the Trust because of its beneficial ownership of more than 5% of the Class Z shares of the Indexed Equity Fund as of March 2, 2006: Taynik & Co., c/o Investors Bank & Trust, PO Box 9130, FPG 90, Boston, MA 02117 owned 23.93% of the Class Z shares of the Indexed Equity Fund.

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser

MassMutual serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Growth Equity Fund, Mid Cap Growth Equity Fund and Small Cap Growth Equity Fund, each dated as of May 3, 1999, on behalf of the Indexed Equity Fund, Large Cap Value Fund, OTC 100 Fund, Aggressive Growth Fund, Focused Value Fund, and Emerging Growth Fund, each dated as of May 1, 2000, on behalf of the Mid Cap Growth Equity II Fund dated as of June 1, 2000, on behalf of the Value Equity Fund and Overseas Fund, each dated as of May 1, 2001, on behalf of the Blue Chip Growth Fund dated as of June 1, 2001, on behalf of the Fundamental Value Fund, Large Cap Growth Fund, Small Company Value Fund and Small Company Growth Fund, each dated as of December 31, 2001, on behalf of the Strategic Balanced Fund, Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund, each dated as of December 31, 2003, on behalf of the Diversified Value Fund dated as of October 11, 2004, on behalf of the Strategic Bond Fund dated as of December 31, 2004, and on behalf of the Core Opportunities Fund, Small Cap Value Equity Fund and Small Cap Core Equity Fund, each dated as of March 31, 2006. (collectively the “Advisory Agreements”). Under each Advisory Agreement, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Funds pursuant to investment sub-advisory agreements (the “Sub-Advisory Agreements”).

Each Advisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual, on sixty days’ written notice. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period): (1) by the affirmative vote of a majority of the Trustees or by the affirmative vote of a majority of the Fund’s shares, and (2) by an affirmative vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. Under the terms of each Advisory Agreement, each Fund recognizes MassMutual’s control of the name “MassMutual” and the Trust agrees that its right to use such name is nonexclusive and can be terminated by MassMutual at any time. MassMutual’s liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual also serves as investment adviser to: MassMutual Premier Value Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Small Company Opportunities Fund, MassMutual Premier Balanced Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Money Market Fund, MassMutual Premier Inflation-Protected Bond Fund, MassMutual Premier International Equity Fund, MassMutual Premier Core Growth Fund, MassMutual Premier Enhanced Index Core Fund, MassMutual Premier Enhanced Index Growth Fund, MassMutual Premier Enhanced Index Value Fund, MassMutual Premier Enhanced Index Value Fund II, MassMutual Premier High Yield Fund, MassMutual Premier Small Cap Value Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Global Fund, MassMutual Premier Mid-Cap Value Fund and MassMutual Premier Focused International Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MML Large Cap Value Fund, MML Equity Index Fund, MML Growth Equity Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund and MML Emerging Growth Fund, which are series of MML Series Investment Fund, an open-end management investment company; MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows: .55% for the Strategic Bond Fund, .60% for the Strategic Balanced Fund, .50% for the Diversified Value Fund, .65% for the Fundamental Value Fund, .70% for the Value Equity Fund, .65% for the Large Cap Value Fund, .10% for the Indexed Equity Fund, .70% for the Core Opportunities Fund, .70% for the Blue Chip Growth Fund, .65% for the Large Cap Growth Fund, .69% for the Focused Value Fund, .75% for the Small Cap Value Equity Fund, .68% for the Growth Equity Fund, .85% for the Small Company Value Fund, .75% for the Small Cap Core Equity Fund, .73% for the Aggressive Growth Fund, .15% for the OTC 100 Fund, .70% for the Mid Cap Growth Equity Fund, .75% for the Mid Cap Growth Equity II Fund, .82% for the Small Cap Growth Equity Fund, .85% for the Small Company Growth Fund, .79% for the Emerging Growth Fund, 1.00% for the Overseas Fund and .05% for each of the Destination Retirement Funds.

For the last three fiscal years, the Funds have paid the following amounts as investment advisory fees to MassMutual pursuant to each Advisory Agreement:

	Gross	Waiver	Net
Strategic Bond Fund
Year ended 12/31/05****	$394,896	$(45,151)	$349,745
Strategic Balanced Fund
Year ended 12/31/04*	$1,050,036	$(39,468)	$1,010,568
Year ended 12/31/05	$1,423,352	$(46,556)	$1,376,796

	Gross	Waiver	Net
Diversified Value Fund
Period ended 12/31/04**	$198,541	$(23,144)	$175,397
Year ended 12/31/05	$1,116,442	—	$1,116,442
Fundamental Value Fund
Year ended 12/31/03	$2,229,626	—	$2,229,626
Year ended 12/31/04	$4,845,076	—	$4,845,076
Year ended 12/31/05	$6,069,055	—	$6,069,055
Value Equity Fund
Year ended 12/31/03	$696,762	—	$696,762
Year ended 12/31/04	$602,111	—	$602,111
Year ended 12/31/05	$635,177	—	$635,177
Large Cap Value Fund
Year ended 12/31/03	$3,797,083	—	$3,797,083
Year ended 12/31/04	$6,119,461	—	$6,119,461
Year ended 12/31/05	$8,388,723	—	$8,388,723
Indexed Equity Fund
Year ended 12/31/03	$1,103,288	—	$1,103,288
Year ended 12/31/04	$1,552,955	—	$1,552,955
Year ended 12/31/05	$1,840,394	—	$1,840,394
Blue Chip Growth Fund
Year ended 12/31/03	$2,466,040	$(3,754)	$2,462,286
Year ended 12/31/04	$2,968,629	—	$2,968,629
Year ended 12/31/05	$2,765,227	—	$2,765,227
Large Cap Growth Fund
Year ended 12/31/03	$256,604	$(24,068)	$232,536
Year ended 12/31/04	$255,147	$(34,160)	$220,987
Year ended 12/31/05	$215,317	$(10,175)	$205,142
Growth Equity Fund
Year ended 12/31/03	$3,601,893	—	$3,601,893
Year ended 12/31/04	$5,412,145	—	$5,412,145
Year ended 12/31/05	$5,853,561	—	$5,853,561
Aggressive Growth Fund
Year ended 12/31/03	$1,273,940	—	$1,273,940
Year ended 12/31/04***	$2,761,420	$(221,170)	$2,540,250
Year ended 12/31/05***	$3,730,336	$(408,792)	$3,321,544
OTC 100 Fund
Year ended 12/31/03	$74,943	$(21,632)	$53,311
Year ended 12/31/04	$103,368	—	$103,368
Year ended 12/31/05	$95,693	—	$95,693
Focused Value Fund
Year ended 12/31/03	$2,943,117	—	$2,943,117
Year ended 12/31/04	$5,018,581	—	$5,018,581
Year ended 12/31/05	$5,964,112	—	$5,964,112
Small Company Value Fund
Year ended 12/31/03	$1,002,020	$(26,702)	$975,318
Year ended 12/31/04	$2,814,327	$(12,339)	$2,801,988
Year ended 12/31/05	$4,570,377	—	$4,570,377
Mid Cap Growth Equity Fund
Year ended 12/31/03	$932,824	—	$932,824
Year ended 12/31/04	$981,124	—	$981,124
Year ended 12/31/05	$1,028,234	—	$1,028,234

	Gross	Waiver	Net
Mid Cap Growth Equity II Fund
Year ended 12/31/03	$2,613,722	—	$2,613,722
Year ended 12/31/04	$4,986,405	—	$4,986,405
Year ended 12/31/05	$7,533,832	—	$7,533,832
Small Cap Growth Equity Fund
Year ended 12/31/03	$2,778,571	—	$2,778,571
Year ended 12/31/04	$3,932,225	—	$3,932,225
Year ended 12/31/05	$4,275,351	—	$4,275,351
Small Company Growth Fund
Year ended 12/31/03	$679,779	$(73,815)	$605,964
Year ended 12/31/04	$1,496,079	$(58,891)	$1,437,188
Year ended 12/31/05	$1,253,994	$(35,014)	$1,218,980
Emerging Growth Fund
Year ended 12/31/03	$689,638	$(31,109)	$658,529
Year ended 12/31/04	$1,010,882	—	$1,010,882
Year ended 12/31/05	$1,016,628	—	$1,016,628
Overseas Fund
Year ended 12/31/03	$1,987,488	$(184,922)	$1,802,566
Year ended 12/31/04	$4,706,152	$(24,601)	$4,681,551
Year ended 12/31/05	$7,079,399	—	$7,079,399
Destination Retirement Income Fund
Year ended 12/31/04*	$59,044	$(5,214)	$53,830
Year ended 12/31/05	$110,817	—	$110,817
Destination Retirement 2010 Fund
Year ended 12/31/04*	$3,657	$(46,358)	$(42,701)
Year ended 12/31/05	$35,284	$(28,461)	$6,823
Destination Retirement 2020 Fund
Year ended 12/31/04*	$78,697	$(21,162)	$57,535
Year ended 12/31/05	$165,457	—	$165,457
Destination Retirement 2030 Fund
Year ended 12/31/04*	$62,228	$(22,322)	$39,906
Year ended 12/31/05	$116,134	—	$116,134
Destination Retirement 2040 Fund
Year ended 12/31/04*	$37,536	$(20,210)	$17,326
Year ended 12/31/05	$63,874	$(944)	$62,930

*	Inception date December 31, 2003.
**	Inception date October 15, 2004.
***	MassMutual agreed to waive .08% of the investment advisory fee, effective May 1, 2004.
****	Inception date December 31, 2004.

The Core Opportunities Fund, Small Cap Value Equity Fund and Small Cap Core Equity Fund each commenced operations on March 31, 2006.

Investment Sub-Advisers

AllianceBernstein acts as a sub-adviser for the Diversified Value Fund and Large Cap Growth Fund. AllianceBernstein is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Through its subsidiary, Sanford C. Bernstein & Co., LLC, AllianceBernstein provides in-depth research, portfolio strategy and trade execution to the institutional investment community.

At December 31, 2005, AllianceBernstein Holding L.P. owned approximately 32.2% of the issued and outstanding AllianceBernstein Units. AXA Financial, Inc. was the beneficial owner of approximately 60.7% of the AllianceBernstein Units at December 31, 2005 (including those held indirectly through its ownership of approximately 1.8% of the issued and outstanding AllianceBernstein Holding Units) which, including the general partnership interests in AllianceBernstein and AllianceBernstein Holding, represent an approximate 61.1% economic interest in AllianceBernstein. AXA Financial is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

SaBAM and Western Asset both act as sub-advisers for the Strategic Balanced Fund. SaBAM and Western Asset are each wholly-owned subsidiaries of Legg Mason, Inc.

Western Asset also serves as investment sub-adviser for the Strategic Bond Fund.

GMO serves as investment sub-adviser for the Growth Equity Fund. GMO also provides sub-advisory services for MML Growth Equity Fund, a series of MML Series Investment Fund, an open-end investment company for which MassMutual acts as investment manager.

Navellier is owned and controlled by its sole shareholder, Louis G. Navellier. Navellier is sub-adviser for the Mid Cap Growth Equity Fund.

Wellington Management and Waddell & Reed both act as sub-advisers for the Small Cap Growth Equity Fund and both are registered with the SEC as investment advisers. Each sub-adviser will manage a portion of the net assets of the Fund’s portfolio. Wellington Management and Waddell & Reed both provide sub-advisory services for MML Small Cap Growth Equity Fund, a series of MML Series Investment Fund, an open-end investment company for which MassMutual acts as investment manager.

Wellington Management also serves as investment sub-adviser for the Fundamental Value Fund.

FMR serves as the investment sub-adviser for the Value Equity Fund. FMR Co., Inc. (“FMRC”) serves as a sub-subadviser and is primarily responsible for choosing investments. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

NTI serves as investment sub-adviser for the Indexed Equity Fund and the OTC 100 Fund. NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. NTI also provides investment sub-advisory services for the MML Equity Index Fund and the MML OTC 100 Fund, each of which are series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Victory serves as investment sub-adviser for the Core Opportunities Fund. Victory is a second-tier subsidiary of KeyCorp.

Davis serves as investment sub-adviser for the Large Cap Value Fund. Davis is controlled by Davis Investments, LLC. Davis also provides investment sub-advisory services for the MML Large Cap Value Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

RS serves as investment sub-adviser for the Emerging Growth Fund. RS, which is part of the RS Investment Management Co. LLC organization, also provides investment sub-advisory services for the MML Emerging Growth Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Harris and Cooke & Bieler both act as sub-advisers for the Focused Value Fund. Harris is a wholly-owned subsidiary of IXIS Asset Management US Group L.P. (“IXIS US Group”). IXIS US Group is a wholly-owned subsidiary of IXIS Asset Management. Harris also provides sub-advisory services for the Overseas Fund.

Sands Capital serves as investment sub-adviser for the Aggressive Growth Fund.

T. Rowe Price serves as investment sub-adviser for the Mid Cap Growth Equity II Fund. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

Clover, T. Rowe Price, and Earnest Partners each act as sub-advisers for the Small Company Value Fund.

SSgA FM serves as investment sub-adviser for the Small Cap Value Equity Fund. SSgA FM, an affiliate of State Street Bank & Trust Co. and wholly-owned subsidiary of State Street Corporation (“SSC”), is an SEC registered investment adviser and currently provides advisory services only to U.S. SEC registered investment companies. State Street Bank and Trust Company, founded in 1792, is a wholly-owned subsidiary of State Street Corporation. SSC is a publicly traded bank holding company whose shares are traded on the New York Stock Exchange under the symbol “STT.” As of December 31, 2005, SSgA FM had over $99.6 billion in assets under management. SSgA FM, State Street and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $1.4 trillion under management as of December 31, 2005, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for U.S. mutual funds and pension funds.

GSAM serves as investment sub-adviser for the Small Cap Core Equity Fund. Established in 1989, GSAM offers investment solutions to institutions and individuals worldwide. Its clients include pension plans, corporations, insurance companies, central banks, financial institutions, endowments, foundations, Taft-Hartley organizations/unions and high net worth individuals. GSAM is a part of the Investment Management Division of Goldman, Sachs & Co.

Mazama and Eagle both act as sub-advisers for the Small Company Growth Fund. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc., a St. Petersburg, Florida-based financial services company.

Harris and MFS both act as sub-advisers for the Overseas Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization).

For the last three fiscal years, MassMutual paid the following amounts for investment sub-advisory services provided to the Funds:

Strategic Bond Fund
Year ended 12/31/05***	$162,888
Strategic Balanced Fund
Year ended 12/31/04*	$523,540
Year ended 12/31/05	$721,935
Diversified Value Fund
Period ended 12/31/04**	$92,227
Year ended 12/31/05	$501,875
Fundamental Value Fund
Year ended 12/31/03	$1,108,125
Year ended 12/31/04	$2,292,715
Year ended 12/31/05	$2,857,358
Value Equity Fund
Year ended 12/31/03	$497,837
Year ended 12/31/04	$429,921
Year ended 12/31/05	$453,827
Large Cap Value Fund
Year ended 12/31/03	$1,918,256
Year ended 12/31/04	$2,891,509
Year ended 12/31/05	$4,018,917
Indexed Equity Fund
Year ended 12/31/03	$100,775
Year ended 12/31/04	$134,924
Year ended 12/31/05	$156,701
Blue Chip Growth Fund
Year ended 12/31/03	$1,888,244
Year ended 12/31/04	$2,245,457
Year ended 12/31/05	$2,099,600
Large Cap Growth Fund
Year ended 12/31/03	$195,592
Year ended 12/31/04	$163,897
Year ended 12/31/05	$130,162
Growth Equity Fund
Year ended 12/31/03	$1,938,463
Year ended 12/31/04	$2,613,001
Year ended 12/31/05	$2,598,190
Aggressive Growth Fund
Year ended 12/31/03	$924,511
Year ended 12/31/04	$1,208,633
Year ended 12/31/05	$1,588,342
OTC 100 Fund
Year ended 12/31/03	$24,346
Year ended 12/31/04	$34,019
Year ended 12/31/05	$31,518
Focused Value Fund
Year ended 12/31/03	$1,871,682
Year ended 12/31/04	$3,116,664
Year ended 12/31/05	$3,727,149

Small Company Value Fund
Year ended 12/31/03	$682,002
Year ended 12/31/04	$1,881,917
Year ended 12/31/05	$3,020,407
Mid Cap Growth Equity Fund
Year ended 12/31/03	$432,358
Year ended 12/31/04	$465,333
Year ended 12/31/05	$475,634
Mid Cap Growth Equity II Fund
Year ended 12/31/03	$1,660,610
Year ended 12/31/04	$3,199,992
Year ended 12/31/05	$4,859,905
Small Cap Growth Equity Fund
Year ended 12/31/03	$1,903,802
Year ended 12/31/04	$2,937,842
Year ended 12/31/05	$3,108,734
Small Company Growth Fund
Year ended 12/31/03	$490,309
Year ended 12/31/04	$1,074,617
Year ended 12/31/05	$925,432
Emerging Growth Fund
Year ended 12/31/03	$522,045
Year ended 12/31/04	$787,840
Year ended 12/31/05	$777,851
Overseas Fund
Year ended 12/31/03	$1,208,201
Year ended 12/31/04	$2,378,498
Year ended 12/31/05	$3,527,678

*	Inception date December 31, 2003.
**	Inception date October 15, 2004.
***	Inception date December 31, 2004.

The Core Opportunities Fund, Small Cap Value Equity Fund and Small Cap Core Equity Fund each commenced operations on March 31, 2006.

ADMINISTRATOR AND SUB-ADMINISTRATOR

MassMutual has entered into a separate administrative services agreement (each an “Administrative Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Funds, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative Services Agreements. The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Fund which range from .1959% to .6744% for Class N shares; .1459% to .6244% for Class A shares; .0459% to .4744% for Class Y shares; .0116% to .3744% for Class S shares; .1459% to .6244% for Class L shares and .0855% for Class Z shares of the Indexed Equity Fund. MassMutual has entered into a sub-administration agreement with Investors Bank & Trust Company (“IBT”). As sub-administrator, IBT generally assists in all aspects of fund administration and is compensated by MassMutual for providing administrative services to the Funds.

For the last three fiscal years, the Trust, on behalf of the Funds, has paid the following amounts as administrative services fees to MassMutual pursuant to each Administrative Services Agreement:

	Gross	Waiver	Net
Strategic Bond Fund
Year ended 12/31/05***	$59,208	$(12,433)	$46,775
Strategic Balanced Fund
Year ended 12/31/04*	$441,053	—	$441,053
Year ended 12/31/05	$615,784	—	$615,784
Diversified Value Fund
Period ended 12/31/04**	$34,425	—	$34,425
Year ended 12/31/05	$233,481	—	$233,481
Fundamental Value Fund
Year ended 12/31/03	$739,414	—	$739,414
Year ended 12/31/04	$1,663,242	—	$1,663,242
Year ended 12/31/05	$2,059,054	—	$2,059,054
Value Equity Fund
Year ended 12/31/03	$130,157	—	$130,157
Year ended 12/31/04	$129,421	—	$129,421
Year ended 12/31/05	$142,952	—	$142,952
Large Cap Value Fund
Year ended 12/31/03	$1,180,612	—	$1,180,612
Year ended 12/31/04	$1,993,162	—	$1,993,162
Year ended 12/31/05	$2,794,249	—	$2,794,249
Indexed Equity Fund
Year ended 12/31/03	$3,711,883	—	$3,711,883
Year ended 12/31/04	$5,378,957	$(287,889)	$5,091,068
Year ended 12/31/05	$6,240,360	$(533,153)	$5,707,207
Blue Chip Growth Fund
Year ended 12/31/03	$1,239,538	—	$1,239,538
Year ended 12/31/04	$1,511,853	—	$1,511,853
Year ended 12/31/05	$1,426,432	—	$1,426,432
Large Cap Growth Fund
Year ended 12/31/03	$78,030	—	$78,030
Year ended 12/31/04	$86,336	—	$86,336
Year ended 12/31/05	$64,906	—	$64,906
Growth Equity Fund
Year ended 12/31/03	$1,121,536	—	$1,121,536
Year ended 12/31/04	$1,743,505	—	$1,743,505
Year ended 12/31/05	$1,879,317	—	$1,879,317
Aggressive Growth Fund
Year ended 12/31/03	$421,390	—	$421,390
Year ended 12/31/04	$899,439	—	$899,439
Year ended 12/31/05	$1,217,016	—	$1,217,016
OTC 100 Fund
Year ended 12/31/03	$266,489	—	$266,489
Year ended 12/31/04	$371,419	—	$371,419
Year ended 12/31/05	$342,149	—	$342,149
Focused Value Fund
Year ended 12/31/03	$852,559	—	$852,559
Year ended 12/31/04	$1,537,312	—	$1,537,312
Year ended 12/31/05	$1,875,074	—	$1,875,074

	Gross	Waiver	Net
Small Company Value Fund
Year ended 12/31/03	$280,692	—	$280,692
Year ended 12/31/04	$855,376	—	$855,376
Year ended 12/31/05	$1,415,350	—	$1,415,350
Mid Cap Growth Equity Fund
Year ended 12/31/03	$262,924	—	$262,924
Year ended 12/31/04	$283,558	—	$283,558
Year ended 12/31/05	$293,403	—	$293,403
Mid Cap Growth Equity II Fund
Year ended 12/31/03	$855,327	—	$855,327
Year ended 12/31/04	$1,676,040	—	$1,676,040
Year ended 12/31/05	$2,576,893	—	$2,576,893
Small Cap Growth Equity Fund
Year ended 12/31/03	$796,877	—	$796,877
Year ended 12/31/04	$1,143,631	—	$1,143,631
Year ended 12/31/05	$1,264,126	—	$1,264,126
Small Company Growth Fund
Year ended 12/31/03	$223,672	—	$223,672
Year ended 12/31/04	$495,092	—	$495,092
Year ended 12/31/05	$426,387	—	$426,387
Emerging Growth Fund
Year ended 12/31/03	$206,743	—	$206,743
Year ended 12/31/04	$326,418	—	$326,418
Year ended 12/31/05	$322,716	—	$322,716
Overseas Fund
Year ended 12/31/03	$270,972	—	$270,972
Year ended 12/31/04	$698,420	—	$698,420
Year ended 12/31/05	$1,075,400	—	$1,075,400
Destination Retirement Income Fund
Year ended 12/31/04*	$125,014	—	$125,014
Year ended 12/31/05	$229,612	—	$229,612
Destination Retirement 2010 Fund
Year ended 12/31/04*	$9,650	—	$9,650
Year ended 12/31/05	$92,986	—	$92,986
Destination Retirement 2020 Fund
Year ended 12/31/04*	$267,208	—	$267,208
Year ended 12/31/05	$512,292	—	$512,292
Destination Retirement 2030 Fund
Year ended 12/31/04*	$212,947	—	$212,947
Year ended 12/31/05	$374,127	—	$374,127
Destination Retirement 2040 Fund
Year ended 12/31/04*	$119,931	—	$119,931
Year ended 12/31/05	$193,292	—	$193,292

*	Inception date December 31, 2003
**	Inception date October 15, 2004
***	Inception date December 31, 2004.

The Core Opportunities Fund, Small Cap Value Equity Fund and Small Cap Core Equity Fund each commenced operations on March 31, 2006.

THE DISTRIBUTOR

The Trust’s shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, pursuant to a Principal Underwriter Agreement with the Trust dated as of February 6, 2006 (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a wholly-owned subsidiary of MassMutual.

The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

The Distributor has also entered into a Sub-Distributor’s Agreement with OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) dated as of February 7, 2003. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

CLASS A AND CLASS N DISTRIBUTION AND SERVICE PLANS

The Trust has adopted, with respect to the Class A and Class N shares of each of the Funds, a Distribution and Service Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans, approved the Class A Plans on May 3, 1999 for the Funds (other than the OTC 100 Fund, the Aggressive Growth Fund, the Large Cap Value Fund, the Focused Value Fund, the Mid Cap Growth Equity II Fund and the Emerging Growth Fund which were approved February 14, 2000, the Value Equity Fund, Blue Chip Growth Fund and Overseas Fund which were approved April 19, 2001, the Fundamental Value Fund, Large Cap Growth Fund, Small Company Value Fund and Small Company Growth Fund which were approved November 5, 2001, the Strategic Balanced Fund, Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund which were approved November 3, 2003, the Diversified Value Fund which was approved August 9, 2004 and the Strategic Bond Fund which was approved November 8, 2004). The Class N Plans were approved on November 11, 2002 for the Funds (other than the Strategic Balanced Fund, Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund which were approved November 3, 2003, the Diversified Value Fund which was approved August 9, 2004, the Strategic Bond Fund which was approved November 8, 2004 and the Core Opportunities Fund, Small Cap Value Equity Fund and Small Cap Core Equity Fund which were approved February 6, 2006). Under the terms of each of the Class A Plans, the Trust is permitted to compensate, out of the assets attributable to the Class A shares of the Fund, in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund (“Distribution Fee”) and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the “Servicing Fee”) to Class A shareholders. Under the terms of each of the Class N Plans, the Trust is permitted to compensate, out of the assets attributable to the Class N shares of the Fund, (i) a Distribution Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class and (ii) a Servicing Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A or Class N shares, preparing, printing and delivering prospectuses and reports for other than existing Class A or Class N shareholders, providing facilities to answer questions from other than existing Class A or Class N shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A or Class N shares. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. MassMutual’s Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of agents or employees of MassMutual or the Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the processing of redemption requests for Class A or Class N shares or the processing of dividend payments with respect to Class A or Class N shares; who prepare, print and deliver prospectuses and shareholder reports to Class A or Class N shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A or Class N shares; who provide information periodically to Class A or Class N shareholders showing their position in Class A or Class N shares; who issue account statements to Class A or Class N shareholders; who furnish shareholder sub-accounting; who forward communications from a Fund to Class A or Class N shareholders; who render advice regarding particular shareholder account options offered by a Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A or Class N shareholders; who respond to inquiries from Class A or Class N shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Each Plan provides that it may not be amended to materially increase the costs which Class A or Class N shareholders may bear under the Plan without the approval of a majority of the outstanding Class A or Class N shares of the Fund.

Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The following table approximately discloses the 12b-1 fees paid in 2005 by the Trust under its 12b-1 plans for Class A and Class N shares of the Funds:

	Class A 12b-1 Servicing Fees	Class N 12b-1 Servicing Fees	Class N 12b-1 Distribution Fees
Strategic Bond Fund	$18,424	$319	$319
Strategic Balanced Fund	81,728	1,009	1,009
Diversified Value Fund*	41,038	475	475
Fundamental Value Fund	578,485	4,695	4,695
Value Equity Fund	66,127	723	723
Large Cap Value Fund	790,017	6,763	6,763
Indexed Equity Fund	715,995	10,723	10,724
Blue Chip Growth Fund	93,287	5,420	5,420
Large Cap Growth Fund	5,921	11	11
Growth Equity Fund	565,546	3,695	3,695
Aggressive Growth Fund	298,818	2,314	2,314
OTC 100 Fund	66,531	1,029	1,029
Focused Value Fund	610,536	4,524	4,524
Small Company Value Fund	311,942	2,834	2,834
Mid Cap Growth Equity Fund	75,445	383	383
Mid Cap Growth Equity II Fund	626,945	3,377	3,377
Small Cap Growth Equity Fund	203,846	2,051	2,051
Small Company Growth Fund	155,453	2,549	2,549
Emerging Growth Fund	54,452	398	398
Overseas Fund	412,175	3,588	3,588
Destination Retirement Income Fund	62,400	266	266
Destination Retirement 2010 Fund	45,802	302	301
Destination Retirement 2020 Fund	133,661	469	469
Destination Retirement 2030 Fund	94,560	335	335
Destination Retirement 2040 Fund	42,285	296	296

	$6,151,419	58,548	58,548

The Core Opportunities Fund, Small Cap Value Equity Fund and Small Cap Core Equity Fund each commenced operations on March 31, 2006.

CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

IBT, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Funds’ investments (the “Custodian”) and is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, IBT has custody of the Funds’ securities and maintains certain financial and accounting books and records. The Custodian and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, MA 02116, is the Trust’s independent registered public accounting firm.

CODES OF ETHICS

The Trust, MassMutual, the Distributor, AllianceBernstein, Clover, Cooke & Bieler, Davis, Eagle, EARNEST Partners, FMR, GMO, GSAM, Harris, Mazama, MFS, Navellier, NTI, RS, SaBAM, Sands Capital, SSgA FM, T. Rowe Price, Victory Waddell & Reed, Wellington Management, Western Asset and WAML have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940. The Codes of Ethics permit Fund personnel to invest in securities for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

For the Destination Retirement Funds, all orders for the purchase or sale of portfolio securities (normally, shares of the underlying MassMutual Select Funds and MassMutual Premier Funds (together, “MassMutual Funds”)) are placed on behalf of each Destination Retirement Fund by MassMutual, pursuant to authority contained in each Destination Retirement Fund’s management contract. A Destination Retirement Fund will not incur any commissions or sales charges when it invests in underlying MassMutual Funds, but it may incur such costs if it invests directly in other types of securities.

Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each of the Fund’s investment sub-advisers attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, an investment sub-adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment sub-adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the sub-adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the sub-adviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the investment sub-adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Distributor) who were selected to execute transactions on behalf of the Trust and the investment sub-adviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services (“Research”) to an investment sub-adviser for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the investment sub-adviser’s clients and not solely or necessarily for the benefit of the Trust. The sub-adviser attempts to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the sub-adviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of an investment sub-adviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to an investment sub-adviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to a sub-adviser in carrying out its obligations to the Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment sub-advisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment sub-advisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid back to the Fund. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

From time to time the Board of Trustees for the Value Equity Fund will review whether the recapture for the benefit of the Funds of some portion of the compensation paid by the Funds on portfolio transactions is legally permissible and advisable. The Board of Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

The following table discloses the broker commissions paid by the Funds for the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003:

	Year ended December 31, 2005	Year ended December 31, 2004	Year ended December 31, 2003
Strategic Bond Fund***	$11,317	$—	$—
Strategic Balanced Fund*	204,017	174,992	—
Diversified Value Fund**	89,954	30,251	—
Fundamental Value Fund	590,988	630,809	408,197
Value Equity Fund	213,625	380,164	150,920
Large Cap Value Fund	336,552	289,225	231,252
Indexed Equity Fund	91,190	192,195	200,449
Blue Chip Growth Fund	283,565	244,159	270,114
Large Cap Growth Fund	54,185	82,968	78,808
Growth Equity Fund	679,463	1,887,381	4,049,236
Aggressive Growth Fund	165,373	299,864	441,150
OTC 100 Fund	15,676	31,585	96,176
Focused Value Fund	744,086	827,971	862,289
Small Company Value Fund	1,176,221	991,857	516,696
Mid Cap Growth Equity Fund	203,681	257,364	250,999
Mid Cap Growth Equity II Fund	621,421	719,475	495,206
Small Cap Growth Equity Fund	849,585	1,104,775	899,852
Small Company Growth Fund	1,756,846	1,112,989	494,206
Emerging Growth Fund	486,994	838,560	791,807
Overseas Fund	1,721,125	1,218,044	966,918

	$10,295,864	$11,314,628	$11,204,275

*	Commencement of operations December 31, 2003.
**	Commencement of operations October 15, 2004.
***	Commencement of operations December 31, 2004.

The Core Opportunities Fund, Small Cap Value Equity Fund and Small Cap Core Equity Fund each commenced operations on March 31, 2006.

The Strategic Balanced Fund paid $4,522 and $2,720 to Citigroup Global Markets for the fiscal years ended December 31, 2005 and 2004, respectively. Citigroup Global Markets is an affiliate of one of the Fund’s investment sub-advisers.

The Diversified Value Fund paid $68,338 and $29,273 to Sanford C. Bernstein for the fiscal years ended December 31, 2005 and 2004, respectively. Sanford C. Bernstein is an affiliate of the Fund’s investment sub-adviser.

The Fundamental Value Fund paid $413 to Jefferies and Company for the fiscal year ended December 31, 2004. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Value Equity Fund paid $7,019 and $12,361 to Fidelity Capital Markets for the fiscal years ended December 31, 2005 and 2004, respectively. Fidelity Capital Markets is an affiliate of the Fund’s investment sub-adviser.

The Blue Chip Growth Fund paid $4,078 and $2,562 to Fidelity Capital Markets for the fiscal years ended December 31, 2005 and 2004, respectively. Fidelity Capital Markets is an affiliate of the Fund’s former investment sub-adviser.

The Growth Equity Fund paid $956 and $420 to Jefferies and Company for the fiscal years ended December 31, 2005 and 2004, respectively. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Focused Value Fund paid $93,000 and $42,312 to Harris and its affiliates for the fiscal years ended December 31, 2004 and 2003, respectively.

The Mid Cap Growth Equity Fund paid $4,200 and $3,966 to Jefferies and Company for the fiscal years ended December 31, 2005 and 2004, respectively. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Mid Cap Growth Equity II Fund paid $552 to Jefferies and Company for the fiscal year ended December 31, 2005. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Small Cap Growth Equity Fund paid $10,990 and $5,212 to Jefferies and Company for the fiscal years ended December 31, 2005 and 2004, respectively. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Small Company Growth Fund paid $18,414 and $1,259 to Jefferies and Company for the fiscal years ended December 31, 2005 and 2004, respectively. Jefferies and Company is an affiliate of the Fund’s investment adviser.

The Overseas Fund paid $15,497, $37,803 and $24,794 to J.P. Morgan for the fiscal years ended December 31, 2005, 2004 and 2003, respectively. J.P Morgan is an affiliate of one of the Fund’s investment sub-advisers.

The following table discloses, for those Funds that had trades directed to a third party soft dollar broker during the fiscal year ended December 31, 2005, the dollar value of transactions placed by each such Fund with such soft dollar brokers and dealers during the fiscal year ended December 31, 2005 to recognize “brokerage and research” services, and commissions paid for such transactions:

	Dollar Value of Those Transactions	Amount of Commissions
Strategic Balanced Fund	$3,968,450	$8,427
Diversified Value Fund	169,971	306
Fundamental Value Fund	24,813,434	35,345
Value Equity Fund	51,862	13,928
Blue Chip Growth Fund	108,929	19,548
Large Cap Growth Fund	1,094,050	1,156
Aggressive Growth Fund	75,861,041	71,804
Focused Value Fund	26,743,458	101,375
Small Company Value Fund	155,144,791	95,503
Mid Cap Growth Equity Fund	35,765,614	44,944
Small Cap Growth Equity Fund	7,711,603	10,358
Small Company Growth Fund	13,754,176	36,859
Emerging Growth Fund	43,900,967	74,491
Overseas Fund	242,452	53,447

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds. Each account contains a record of the shares of each Fund maintained by the Transfer Agent. No share certificate will be issued.

Whenever a transaction takes place in the Shareholder Investment Account, the investor will be mailed a statement showing the transaction and the status of the account.

DESCRIPTION OF SHARES

The Trust is a series company. The Trust may issue an unlimited number of shares of multiple classes, in one or more series as the Trustees may authorize, with or without par value as the Trustees may prescribe. Each share of a particular class of a series represents an equal proportionate interest in that series with each other share of the same class, none having priority or preference over another. Each series is preferred over all other series in respect of the assets allocated to that series. Each share of a particular class of a series is entitled to a pro rata share of any distributions declared in respect of that class and, in the event of liquidation, a pro rata share of the net assets of that class remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive or subscription rights. Under the Trust’s Declaration of Trust, the Board of Trustees is authorized to create new series and classes without shareholder approval. To date shares of thirty-two separate series have been authorized, all of which constitute the interests in the Funds described in the Prospectus. Shares of each Fund entitle their holder to one vote for each dollar (or proportionate fractional vote for each fraction of a dollar) of net asset value per share of each Fund or class for each share held as to any matter on which such shareholders are entitled to vote.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

REDEMPTION OF SHARES

With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of net asset value (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing), (b) for any period during which trading in the markets the Fund normally uses is restricted, (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its net asset value is not reasonably practicable, or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of $250,000 or 1% of a Fund’s net assets.

VALUATION OF PORTFOLIO SECURITIES

The net asset value per share of each Fund is determined by the Custodian at 4:00 p.m., Eastern Time, on each day the NYSE is open for trading and the Custodian is open for business. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions.

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at amortized cost unless such value does not represent fair value. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including some restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust’s foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

Foreign Securities: Because of time zone differences, foreign exchanges and securities markets will usually be closed before the closing of the NYSE. Therefore, the Trust will determine the value of foreign securities as of the closing of those exchanges and securities markets. Events affecting the values of foreign securities, however, may occasionally occur between the closings of such exchanges and securities markets and the time a Fund determines its net asset value. If an event occurs that a Fund determines materially affects the value of foreign securities during this period, then the Trust will value such securities at fair value as determined in good faith in accordance with procedures adopted by the Trustees. In addition, the Funds may hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not accept orders or price their shares. As a result, the value of any such securities held by a Fund may change on days when you will not be able to purchase or redeem that Fund’s shares.

The prices of foreign securities are quoted in foreign currencies. The Trust converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines net asset value. Changes in the exchange rate, therefore, if applicable, will affect the net asset value of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the net asset values of the respective classes.

TAXATION

Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a “regulated investment company,” a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities). If a Fund fails to qualify as a regulated investment company, it will be treated as an ordinary corporation for federal income tax purposes.

As a regulated investment company electing to have its tax liability determined under Subchapter M, in general a Fund will not be subject to federal income tax on its ordinary income or capital gains that are distributed. As a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Properly designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. Long-term capital gains generally will be subject to a 20% tax rate.

Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes. Investment income and gains received by a Fund from sources outside the United States might be subject to foreign taxes which are withheld at the source. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which its assets will be invested, the amount of the assets invested in each such country and the possible applicability of treaty relief.

The Overseas Fund may be eligible to make an election under Section 853 of the Code so that any of its shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. The ability of shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by Section 904 of the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The Overseas Fund will notify its shareholders each year of the amount of dividends and distributions and the shareholder’s pro rata share of qualified taxes paid by the Fund to foreign countries. Investment by a Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.”

Redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Long-term capital gains generally will be subject to a 20% tax rate. However, a loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. The state and local tax effects of distributions received from a Fund, and any special tax considerations associated with foreign investments of the Fund, should be examined by investors with regard to their own tax situation.

A Fund’s transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s distributions of book income to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to permit the Fund to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Fund has invested and their face value (“original issue discount”) is considered to be income to the Fund each year even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will make up a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action. This discussion of the federal income tax treatment of the Fund and its shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Fund may be made.

EXPERTS

Ropes & Gray, One International Place, Boston, Massachusetts 02110 serves as counsel to the Trust.

The financial statements of each of the Funds are set forth in the Funds’ Annual Report as of December 31, 2005, and are incorporated herein by reference in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. A copy of the Funds’ Annual Report as of December 31, 2005 is available, without charge, upon request by calling 888-309-3539.

GLOSSARY

Currency Transactions:    include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

Duration:    indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s investment sub-adviser’s estimates of future economic parameters, which may vary from actual future values.

NRSRO:    means a nationally recognized statistical rating organization. For a description of the ratings of two NRSROs, Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

U.S. Government Securities:    include obligations issued, sponsored, assumed and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.

The name MassMutual Select Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant Fund shall be bound.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed-income securities by S&P and Moody’s are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P and Moody’s commercial paper, bond and municipal securities ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1    This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2    Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA    Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA    Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A    Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A    Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa    Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

APPENDIX B—PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MassMutual Select Funds (the “Funds”) with respect to the voting of proxies on behalf of each series of the Funds (the “Series”). It is the general policy of the Funds, and Massachusetts Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate voting responsibilities and duties with respect to all proxies to the investment sub-advisers (the “Sub-Advisers”) of the Series.

I.    GENERAL PRINCIPLES

In voting proxies, the Sub-Advisers shall be guided by general fiduciary principles and their respective written proxy voting policies. The Sub-Advisers shall act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II.    SUB-ADVISERS

1.  The Sub-Advisers shall each have the duty to provide a copy of their written proxy voting policies to MassMutual and the Funds annually. The Sub-Advisers’ written proxy voting policies shall maintain procedures that address potential conflicts of interest.

2.  The Sub-Advisers shall each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as investment sub-adviser and shall furnish such records to MassMutual and the Funds annually.

3.  The Sub-Advisers shall report any exceptions to their respective proxy voting policies to MassMutual quarterly.

4.  The Sub-Advisers shall provide the Funds and MassMutual with all such information and documents relating to the Sub-Adviser’s proxy voting in a timely manner, as shall be necessary for the Funds and MassMutual to comply with applicable laws and regulations.

III.    THE FUNDS AND MASSMUTUAL

1.  The officers of the Funds shall annually update the Trustees after a review of the Sub-Advisers’ proxy voting policies and actual voting records.

2.  The Trustees of the Funds shall not vote proxies on behalf of the Funds or the Series.

3.  MassMutual shall not vote proxies on behalf of the Funds or the Series.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission’s website at http://www.sec.gov.

October 2005

ALLIANCEBERNSTEIN L.P.

Statement of Policies and Procedures for Proxy Voting

Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance:    AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors:    Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors:    AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company’s auditors.

Changes in Legal and Capital Structure:    Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions:    AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights:    AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures:    AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation:    AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

Social and Corporate Responsibility:    AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

CLOVER CAPITAL MANAGEMENT, INC.

PROXY VOTING

Policy

Clover Capital Management, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Clover Capital Management, Inc. (“Clover Capital”) votes the proxies received by it on behalf of its client shareholders unless the client has specifically instructed it otherwise.

Clover Capital shall vote proxies related to securities held by any client in a manner solely in the interest of the client. Clover Capital shall consider only those factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client’s investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. As part of the process, Clover Capital subscribes to an outside proxy consultant, Institutional Shareholder Services “ISS”, and utilizes its data and analysis to augment the work done by Clover Capital’s relevant analyst (i.e. the analyst responsible for that particular security). However, in voting on each and every issue, the relevant analyst will be ultimately responsible for voting proxies in the best interests of Clover Capital’s clients and shall vote in a prudent, diligent fashion and only after a careful evaluation of the issue presented on the ballot.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Tracy Kern has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Clover Capital Management, Inc. has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries), Clover Capital, through its relevant analysts, will be responsible for voting the proxies related to that account.

All proxies and ballots will be logged in upon receipt and the materials, which include ISS’s proxy voting recommendations, will be forwarded to the appropriate analyst for review. The analyst then votes the proxies which may or may not correspond to the ISS recommendations. In practice, the ISS recommendations correspond with most of Clover Capital’s analysts’ proxy voting decisions.

Clover Capital has standard reasons for and against proposals, which have been approved by the Clover Compliance Department. After reviewing the proxy, the analyst will report how he/she wants to vote along with the rationale to be used when voting.

Should an analyst respond with a new rationale, it will be approved by the Clover Compliance Department before the vote is cast.

Proxies received will be voted promptly in a manner consistent with the Proxy Voting Policies and Procedures stated and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

Records are kept on how each proxy is voted. Such records may be maintained by a third party proxy consultant that will provide a copy of the documents promptly upon request.

On an ongoing basis, the analysts will monitor corporate management of issuers for securities they cover and for which are held in clients’ accounts and where appropriate will communicate with the management of such issuers.

Periodically, or at least annually, the Clover Compliance Department will:

•	Review our proxy voting process and verify that it is being implemented in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

•	When requested by client, report to the client how each proxy sent to Company on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written matter;

•	Review the files to verify that records of the voting of the proxies have been properly maintained, which is keeping records on site for 2 years and off site in storage thereafter; and

•	When requested, prepare a written report for a client regarding compliance with the Proxy Voting Policies and Procedures.

•	Review the Proxy Voting Policies and Procedures to insure they are up-to-date.

Disclosure

•	Clover Capital Management, Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Clover Capital Management, Inc. voted a client’s proxies, and that clients may request a copy of these policies and procedures.

•	Clover Capital Management, Inc. has also sent a Proxy Voting Policy summary to all existing clients who have previously received Clover Capital Management, Inc.’s Disclosure Document; or Clover

Capital Management, Inc. may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Compliance Manager.

•	In response to any request Clover Capital will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Clover Capital Management, Inc. voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

In the interest of good corporate governance and the best interest of our clients, the following general guidelines will be employed when voting corporate proxies on behalf of Clover Capital’s clients. Clover Capital does, however, recognize that unusual circumstances may merit occasional deviation from these guidelines, but it expects those situations to be the rare exception to the following rules:

•	Clover Capital will vote against the authorization of new stock options if the sum of the newly authorized option package and all existing options outstanding unreasonably dilute existing shares. While Clover Capital recognizes the incentive benefits that options can provide, Clover Capital believes that an excessively dilutive effort offsets the benefits.

•	Clover Capital will favor the annual election of directors.

•	Clover Capital will oppose the re-incorporation of domestic companies into other nations.

•	Clover Capital will oppose shareholder resolutions that are motivated by the social beliefs of the resolution’s sponsor rather than designed to maximize shareholder value or improve a company’s governance practices.

•	Clover Capital will vote to retain a company’s current public auditor unless we have reason to believe the shareholder will benefit from an auditor change.

•	Clover Capital will vote against the creation of so called “poison pills” and for shareholder resolutions calling for their removal.

•	Clover Capital will generally favor shareholder proposals which separate the position of Board Chair and Chief Executive Officer.

•	Clover Capital will vote in favor of shareholder proposals calling for the expensing of stock options, because failure to do so results in chronic overstatement of earnings, which is not helpful to shareholders.

•	Clover Capital will vote in favor of shareholder proposals calling for the replacement of “super majority” vote thresholds with simple majority vote requirements.

Conflicts of Interest

Clover Capital stock is not publicly traded, and Clover Capital is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Clover Capital affiliate currently provides brokerage, underwriting , insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

•

Where a client of Clover Capital is a publicly traded company in its own right, Clover Capital may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Clover Capital believes that any particular proxy issues involving companies that engage Clover Capital, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, Clover Compliance will determine, by surveying the Firm’s employees or otherwise, whether Clover Capital, an affiliate or any of their officers has a business, familial or personal relationship with the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such conflict of interest is found to exist, Clover Capital will ensure that any such conflict of interest does not influence Clover Capital’s vote by adhering to all recommendations made by the outside proxy consultant that Clover Capital utilizes. Clover Capital will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Recordkeeping

The proxy coordinator(s) shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that Clover Capital Management, Inc. receives;

•	A record of each vote that Clover Capital Management, Inc. casts;

•	Any document Clover Capital Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision;

•	A copy of each written request from a client for information on how Clover Capital Management, Inc. voted such client’s proxies, and a copy of any written response.

Cooke & Bieler, L.P.

Proxy Voting Policies and Procedures

Proxy Background

On January 31, 2003, the SEC adopted a new rule and rule amendments under the Investment Advisers Act of 1940 that address an adviser’s fiduciary obligation to clients who have given the adviser authority to vote their proxies. Rule 206(4)-6 requires an adviser that exercises voting authority over client proxies to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of the client.

Statement of Policies and Procedures

Pursuant to this new rule and in accordance with our fiduciary duties, Cooke & Bieler has adopted and implemented written policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients for which we have voting authority. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

Any material conflicts of interest between Cooke & Bieler and our clients with respect to proxy voting are resolved in the best interest of clients. If any of our clients utilize a securities lending program, we will not vote proxies for those securities that are out on loan.

Cooke & Bieler utilizes the services of an outside proxy firm, Institutional Shareholder Services (ISS), to act as agent for the proxy process and to maintain records on proxy votes for our clients. Proxy statements are thoroughly reviewed by the portfolio manager most familiar with the company to ensure that proxies are voted in the best interest of our clients. Cooke & Bieler defines the best interest of the client to mean the best economic interest of the shareholders of the company.

The compliance officer is responsible for monitoring corporate actions and ensuring that the custodian receives timely notification of our responses.

In determining how to vote on a particular issue, the firm may from time to time consider the voting recommendations of third parties, such as proxy services firms or other organizations or associations (e.g., the AFL-CIO or ISS), but these recommendations are not determinative. Further, the firm may consider the views of third parties when revising its proxy voting policies, procedures or guidelines.

Cooke & Bieler will generally take the following position on each issue listed below. While we follow these guidelines, each vote is ultimately cast on a case-by-case basis, taking into consideration all the relevant facts and circumstances at the time of the vote.

Summary of Positions on Common Issues:

Board of Directors
A.)	Director Nominees in Uncontested Elections	Case-by-Case
B.)	Separation of Chairman and CEO	For
C.)	Majority of Independent Directors	For
D.)	Stock Ownership Requirements	Against
E.)	Limit Tenure of Outside Directors	Against
F.)	Director and Officer Indemnification and Liability Protection	Case-by-Case
G.)	Eliminate or Restrict Charitable Contributions	Against

Proxy Contests
A.)	Voting for Director Nominees in Contested Election	Case-by-Case
B.)	Reimburse Proxy Solicitation	Case-by-Case

Auditors
A.)	Ratifying Auditors	Case-by-Case

Proxy Contest Defenses
	Board Structure—Classified Board	Against
B.)	Cumulative Voting	For
C.)	Shareholder Ability to Call Special Meetings	For

Tender Offer Defenses
A.)	Submit Poison Pill for shareholder ratification	For
B.)	Fair Price Provisions	For
C.)	Supermajority Shareholder Vote Requirement To Amend the Charter or Bylaws	Against
D.)	Supermajority Shareholder Vote Requirement To Approve Mergers	Against

Miscellaneous Governance Provisions
A.)	Confidential Voting	For
B.)	Equal Access	Case-by-Case
C.)	Bundled Proposals	Case-by-Case

Capital Structure
A.)	Common Stock Authorization	Case-by-Case
B.)	Stock Splits	For
C.)	Reverse Stock Splits	Case-by-Case
D.)	Preemptive Rights	Case-by-Case
E.)	Share Repurchase Programs	For

Executive and Director Compensation
A.)	Shareholder Proposals to Limit Executive and Directors Pay	Case-by-Case
B.)	Shareholder Ratification of Golden and Tin Parachutes	For
C.)	Employee Stock Ownership Plans	Case-by-Case
D.)	401(k) Employee Benefit Plans	For

State of Incorporation
A.)	Voting on State Takeover Plans	Case-by-Case
B.)	Voting on Reincorporation Proposals	Case-by-Case

Mergers and Corporate Restructurings
A.)	Mergers and Acquisitions	Case-by-Case
B.)	Corporate Restructuring	Case-by-Case
C.)	Spin-Offs	Case-by-Case
D.)	Liquidations	Case-by-Case

Social and Environmental Issues
A.)	Issues with Social/Moral Implications	Case-by-Case

Proxy Voting Process:

When a new account is opened and the contract states Cooke & Bieler is responsible for voting proxies, a letter is sent to the custodian informing them that ISS will act as our proxy voting agent for that account. Cooke & Bieler then notifies ISS of the new client and sends them an updated holdings file for each client account. On an ongoing basis, ISS generates reports to identify missing proxies. These proxies are tracked down by contacting the custodian bank. This procedure is very successful in accounting for missing proxies. ISS also provides quarterly reports showing how each individual client’s proxies were voted. This information is sent to those clients who have requested a copy.

ISS is responsible for: notifying Cooke & Bieler in advance of the meeting; providing the appropriate proxies to be voted; and for maintaining records of proxy statements received and votes cast.

The compliance officer is responsible for: maintaining the proxy policies and procedures; determining when a potential conflict of interest exists (see examples below); maintaining records of all communications received from clients requesting information on how their proxies were voted; and notifying clients how they can obtain voting records and polices and procedures.

The compliance department is responsible for: determining which accounts Cooke & Bieler has proxy voting responsibilities for; obtaining the appropriate guidance from the portfolio manager on how to vote; and maintaining documents created that were material to the voting decision.

Resolving Potential Conflicts of Interest:

The compliance officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

•	managing a pension plan for a company whose management is soliciting proxies;

•	significant business relationship—having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast;

•	significant personal / family relationship—adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

In instances where a material conflict of interest exists, it will be Cooke & Bieler’s policy to delegate responsibility for voting these proxies to an independent third party (currently ISS). If it is determined that the independent third party also has a conflict, we will identify another unaffiliated third party to vote the specific proposals. This will ensure that all proxies are voted in the best interests of clients and not the product of the conflict.

Summary of Davis Advisors’

Proxy Voting Procedures and Policies

April 1, 2004

Davis Selected Advisers, L.P. (“Davis Advisors”) votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Procedures and Policies and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of Davis Advisors’ Proxy Voting Procedures and Policies, and/or a copy of how their own proxies were voted, by writing to:

Davis Selected Advisers, L.P.

Attn: Chief Compliance Officer

2949 East Elvira Road, Suite 101

Tucson, Arizona, 85706

A copy of Davis Advisors’ Proxy Voting Procedures and Policies is also included in Davis Advisors’ Form ADV Part II.

Guiding Principles

Creating Value for Existing Shareholders.    The most important factors that we consider in evaluating proxy issues are: (i) the Company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder Oriented Management.    One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. Davis Advisors’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business.    Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management’s ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance.    Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

Conflicts of Interest

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors’ interests and those of its clients,

Davis Advisors’ Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

(1)	Votes consistent with the “General Proxy Voting Policies,” are presumed to be consistent with the best interests of clients;

(2)	Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;

(3)	Davis Advisors may obtain guidance from an independent third party;

(4)	The potential conflict may be immaterial; or

(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

EAGLE ASSET MANAGEMENT, INC.

PROXY VOTING POLICY AND GUIDELINES

The exercise of proxy voting rights is an important element in the successful management of clients’ investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients’ assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management’s position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients’ positions.

We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders’ voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a “going concern” value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle’s general approach to a wide range of issues. A list of Eagle’s detailed voting guidelines is attached as appendix A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I.    Directors and Auditors

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management’s selection of auditors. (App. R8)

II.    Corporate Governance

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

A.	Confidential Voting. We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

B.	Greenmail. Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

C.	Indemnification of Directors. We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

D.	Cumulative Voting Rights. We usually support cumulative voting as an effective method of guaranteeing minority representation on a board. (App N17, S24)

E.	Opt Out of Delaware. We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

F.	Increases in Common Stock. We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

A.	Fair Price Amendments. We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement. (App N3)

B.	Classified Boards. We generally oppose classified boards because they limit shareholder control. (App N4)

C.	Blank Check Preferred Stock. We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

D.	Supermajority Provisions. We usually oppose supermajority-voting requirements because they often detract from the majority’s rights to enforce its will. (App N5, S32)

E.	Golden Parachutes. We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

F.	Poison Pills. We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

G.	Reincorporation. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

H.	Shareholder Rights. We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:

A.	Other Business. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

B.	Differential Voting Rights. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

C.	Directors—Share Ownership. While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

D.	Independent Directors. While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

E.	Preemptive Rights. We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management’s flexibility to raise capital. (App N21, S25)

F.	Employee Stock Ownership Plans (ESOPs). We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III.    Compensation and Stock Option Plans

We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company’s stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV.    Social Issues

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management’s recommendations on social issue proposals. (App S40-S65)

Examples of proposals in this category include:

1.	Anti-Abortion.
2.	Affirmative Action.
3.	Animal Rights.
a.	Animal Testing.
b.	Animal Experimentation.
c.	Factory Farming.
4.	Chemical Releases.
5.	El Salvador.
6.	Environmental Issues.
a.	CERES Principles.
b.	Environmental Protection.
7.	Equal Opportunity.
8.	Discrimination.
9.	Government Service.
10.	Infant Formula.
11.	Israel.
12.	Military Contracts.
13.	Northern Ireland.
a.	MacBride Principles.

14.	Nuclear Power.
a.	Nuclear Waste.
b.	Nuclear Energy Business.
15.	Planned Parenthood Funding.
16.	Political Contributions.
17.	South Africa.
a.	Sullivan Principles.
18.	Space Weapons.
19.	Tobacco-Related Products.
20.	World Debt.

VII.    Conflicts of Interest

Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII.    Record Keeping

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

➢	Copy of each proxy statement received.

➢	Record of each vote cast.

➢	Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

➢	Copy of each written client request for information on how Eagle voted proxies on behalf of the client.

➢	Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

EARNEST PARTNERS

PROXY VOTING GUIDELINES

2005

PROXY PROCEDURES

EARNEST Partners has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The circumstances underlying each proxy issue will be given careful individual attention. The Proxy Director will also use all available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined below. Therefore, it is possible that actual votes may differ from these general policies.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes concerning the entire board of directors and members of key board committees are examined using the following five factors:

•	Lack of independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

•	Diversity of board;

•	Executive compensation related (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.);

•	Failure of the board to properly respond to majority votes on shareholder proposals;

•	Poor long-term corporate performance record relative to peer index and S&P 500 when necessary and in exceptional or tie-breaking circumstances.

Votes on individual director nominees are always made on a CASE-BY-CASE basis. Specific withhold votes from individual director nominees can be triggered by one or more of the following nine factors:

•	Lack of a board that is at least two-thirds (67 percent) independent—i.e. where the composition of non-independent board members is in excess of 33 percent of the entire board;

•	Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

•	Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

•	Failure to establish any key board committees (i.e. audit, compensation, or nominating);

•	Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty;

•	Chapter 7 bankruptcy, SEC violations, and criminal investigations by the Department of Justice (DOJ) and/or other federal agencies;

•	Interlocking directorships;

•	Performance of compensation committee members related to the approval of egregious executive compensation (both cash and equity awards);

•	Performance of audit committee members concerning the approval of excessive non-audit fees and/or the lack of auditor ratification upon the proxy ballot.

Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

•	Long-term financial performance of the target company relative to its industry in exceptional or tie-breaking circumstances;

•	Management’s historical track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals in these proposals are realistic, achievable, demonstrable and viable under the current conditions by which the company operates;

•	Equity ownership positions;

•	Total impact on all stakeholders.

Non-Independent Chairman

•	Generally WITHHOLD votes from any non-independent director who serves as board chairman;

•	Generally WITHHOLD votes from a CEO who is also serving in the role of chairman at the same company;

•	Generally support shareholder proposals calling for the separation of the CEO and chairman positions;

•	Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

Independent Directors

•	Generally WITHHOLD votes from non-independent board members (insiders and affiliated outsiders) where the board is not at least two-thirds (67 percent) independent;

•	Generally consider independent board members who have been on the board continually for a period longer than 10 years as affiliated outsiders;

•	Vote FOR shareholder proposals requesting that all key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively;

•	Vote FOR shareholder proposals requesting that the board be comprised of a two-thirds majority of independent directors.

Excessive Directorships

•	Generally WITHHOLD votes from directors serving on an excessive number of boards. As a general rule, we will take action against CEOs serving on more than two outside boards and non-CEO board members serving on more than six total boards.

Director Diversity

•	Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors;

•	Support endorsement of a policy of board inclusiveness;

•	Support reporting to shareholders on a company’s efforts to increase diversity on their boards.

Stock Ownership Requirements

•	Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

Classified Boards / Annual Elections

•	Vote AGAINST classified boards when the issue comes up for vote.

Board and Committee Size

We evaluate proposals seeking to set board size on a CASE-BY-CASE basis. Given that the preponderance of boards in the U.S. range between five and fifteen directors, we believe this is a useful benchmark for evaluating such proposals.

•	Generally vote AGAINST any proposal seeking to amend the company’s board size to fewer than five seats;

•	Generally vote AGAINST any proposal seeking to amend the company’s board size to more than fifteen seats;

•	Evaluate board size on a CASE-BY-CASE basis and consider WITHHOLDS or other action at companies that have fewer than five directors and more than 15 directors on their board.

Limit Term of Office

•	Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

Cumulative Voting

•	Vote AGAINST proposals to eliminate cumulative voting;

•	Vote FOR proposals to permit cumulative voting.

Director and Officer Indemnification and Liability Protection

•	Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director’s fiduciary “duty of loyalty” to shareholders; (ii) acts or omissions not made in “good faith” or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

Indemnification

•	Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification;

•	Vote FOR only those proposals which provide expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director’s legal expenses would be covered.

COMPENSATION

Stock Option Plans

We support compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance.

We will support option plans that provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent performance. Likewise, we will oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders. Among other features of the plan that may not be in shareholders’ best interests, we also take into consideration the following factors:

Methodology for Analyzing Pay Plans

In general, we consider executive and director compensation plans on a CASE-BY-CASE basis. When evaluating executive and director compensation matters, we review the following elements:

Primary Considerations:

•	Dilution: Vote AGAINST plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds 10 percent;

•	Full Market Value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount;

•	Stock Option Expensing: Vote AGAINST plans if the company does not fully expense its stock options;

Secondary Considerations:

•	Burn Rate: Vote AGAINST plans where the annual burn rate exceeds industry and index burn rates over a three-year period;

•	Executive Concentration Ratio: Vote AGAINST plans where the annual grant rate to the top five executives (“named officers”) exceeds one percent of shares outstanding;

•	Pay-For-Performance Metric: Vote AGAINST plans where CEO pay and the company’s performance is incongruous, as measured against industry peers over one and three-year periods.

•	Evergreen Features: Vote AGAINST plans that reserve a specified percentage of outstanding shares for award each year instead of having a termination date;

•	Repricing: Vote AGAINST plans if the company’s policy permits repricing of “underwater” options or if the company has a history of repricing past options. In those instances when repricing is put up for a shareholder vote, we will vote FOR the repricing of shares under the following four conditions: 1) The repricing represents a “value for value” exchange; 2) If the five most highly compensated employees are excluded from the repricing; 3) If the plan is broad-based; and 4) If the current vesting schedule is maintained.

Restricted Stock

We support the use of performance-vesting restricted stock so long as the absolute amount of restricted stock being granted is a reasonable proportion of an executive’s overall compensation.

To reward performance and not job tenure, restricted stock vesting requirements should be performance-based rather than time-lapsing. Such plans should explicitly define the performance criteria for awards to senior executives and may include a variety of corporate performance measures in addition to the use of stock price targets. In addition, executives should be required to hold their vested restricted stock as long as they remain employees of the company.

Performance-Based Options

•	Generally vote FOR shareholder proposals that seek to provide for performance based options such as indexed and/or premium priced options.

Shareholder Proposals to Limit Executive and Director Pay

•	Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top five most highly compensated executives and only if they earn more than $100,000 in salary and benefits;

•	Generally vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits;

•	Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Golden and Tin Parachutes

•	Vote FOR shareholder proposals to all have golden and tin Parachute agreements submitted for shareholder ratification;

•	Generally vote AGAINST all proposals to ratify golden parachutes;

•	Vote on tin parachutes on a CASE-BY-CASE basis.

Executive Perks and Retirement Benefits

We support enhanced disclosure and shareholder oversight of executive benefits and other in-kind retirement perquisites. In general, we oppose the provision of any perquisite or benefit to executives that exceeds what is generally offered to other company employees.

Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed “excessive” (i.e. generally greater than five percent of outstanding shares).

OBRA-Related Compensation Proposals

•	Vote FOR amendments that place a cap on annual grants or amend administrative features;

•	Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

•	Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

•	Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year;

•	Vote AGAINST plans that are deemed to be “excessive” because they are not justified by performance measures.

AUDITORS

Auditor Ratification

•	Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times (75 percent) the amount paid for consulting, unless: i) An auditor has a financial interest in or association with the company, and is therefore not independent; or ii) There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Vote AGAINST proposals to ratify auditors when the amount of non-audit consulting fees exceeds a quarter of all fees paid to the auditor;

•	WITHHOLD votes from Audit Committee members in cases where consulting fees exceed audit fees;

•	WITHHOLD votes from Audit Committee members when auditor ratification is not included on the proxy ballot.

Auditor Rotation

•	Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years);

•	Generally support shareholder proposals seeking to prohibit companies from buying consulting services from their auditor.

PROXY CONTEST DEFENSES

•	Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification;

•	Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill;

•	Review on a CASE-BY-CASE basis management proposals to ratify a poison pill;

•	Votes should be WITHHELD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held accountable.

Greenmail

•	Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company’s ability to make greenmail payments to certain shareholders;

•	Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

Shareholder Ability to Remove Directors

•	Vote AGAINST proposals that provide that directors may be removed only for cause;

•	Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause;

•	Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies;

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Ability to Alter the Size of the Board

•	Vote FOR proposals that seek to fix the size of the board within an acceptable range;

•	Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

SHAREHOLDER RIGHTS

Confidential Voting

•	Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived;

•	Vote FOR management proposals to adopt confidential voting procedures.

Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings;

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent;

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

Equal Access

•	Vote FOR shareholder resolutions filed by one-percent, one-year shareholders that, if passed, will be binding on the company per the proposed SEC trigger;

•	Review CASE-BY-CASE precatory shareholder proposals asking companies to voluntarily adopt open access, perhaps at a different trigger than the SEC’s proposed five-percent, two- year ownership threshold.

Unequal Voting Rights

•	Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure;

•	Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

•	Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments;

•	Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments;

•	Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

•	Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations;

•	Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

MERGERS & ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account the following factors:

•	Impact of the merger on shareholder value;

•	Perspective of ownership (target vs. acquirer) in the deal;

•	Form and mix of payment (i.e. stock, cash, debt, etc.);

•	Fundamental value drivers behind the deal;

•	Anticipated financial and operating benefits realizable through combined synergies;

•	Offer price (cost vs. premium);

•	Change-in-control payments to executive officers;

•	Financial viability of the combined companies as a single entity;

•	Was the deal put together in good faith? What kind of auction setting took place? Were negotiations carried out at arm’s length? Was any portion of the process tainted by possible conflicts of interest?;

•	Fairness opinion (or lack thereof);

•	Changes in corporate governance and their impact on shareholder rights;

•	What are the potential legal or environmental liability risks associated with the target firm?;

•	Impact on community stakeholders and employees in both workforces;

•	How will the merger adversely affect employee benefits like pensions and health care?

Fair Price Provisions

•	Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares;

•	Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Corporate Restructuring

Votes concerning corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY- CASE basis.

Appraisal Rights

•	Vote FOR proposals to restore or provide shareholders with the right of appraisal.

Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Changing Corporate Name

Vote FOR changing the corporate name in all instances if proposed and supported by management.

CAPITAL STRUCTURE

Common Stock Authorization

We will evaluate on a CASE-BY-CASE basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. We will evaluate the amount of additional stock requested in comparison to the requests of the company’s peers as well as the company’s articulated reason for the increase.

•	Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue;

•	Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than fifty percent unless a clear need for the excess shares is presented by the company.

Reverse Stock Splits

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. We will generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

Blank Check Preferred Authorization

•	Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights;

•	Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights;

•	Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase;

•	Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjust Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

•	Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Debt Restructuring

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?

•	Change in Control: Will the transaction result in a change-in-control of the company?

•	Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?

•	Possible self-dealings: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

State of Incorporation

Voting on State Takeover Statutes

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Offshore Reincorporations & Tax Havens

For a company that seeks to reincorporate, we evaluate the merits of the move on a CASE-BY-CASE basis, taking into consideration the company’s strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. We believe there are a number of concerns associated with a company looking to reincorporate from the United States to exotic locales such as Bermuda, the Cayman Islands or Panama. The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, we will consider the following factors:

•	Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

•	The transparency (or lack thereof) of the new locale’s legal system;

•	Adoption of any shareholder-unfriendly corporate law provisions;

•	Actual, qualified tax benefits;

•	Potential for accounting manipulations and/or discrepancies;

•	Any pending U.S. legislation concerning offshore companies;

•	Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, we will generally support shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

CORPORATE RESPONSIBILITY & ACCOUNTABILITY SOCIAL,

ENVIRONMENTAL AND SUSTAINABILITY ISSUES

In general, we support social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value.

We will support proposals that ask for disclosure reporting of information that is not available outside the company that is not proprietary in nature. We will make the determination whether the request is relevant to the company’s core business and in-line with industry practice. The proponent of the resolution must make the case that the benefits of additional disclosure outweigh the costs of producing the report.

In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:

•	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

•	Percentage of sales, assets, and earnings affected;

•	Degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

•	Whether the issues presented should be dealt with through government or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•	Whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	What its industry peers have done in response to the issue;

•	Whether the proposal itself is well framed and reasonable;

•	Whether implementation of the proposal would achieve the objectives sought in the proposal;

•	Whether the subject of the proposal is best left to the discretion of the board.

Special Policy Review and Shareholder Advisory Committees

•	Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

Military Sales

•	Generally support reports on foreign military sales and economic conversion of facilities and where such reporting will not disclose sensitive information that could impact the company adversely or increase its legal exposure;

•	Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

Affirm Political Non-Partisanship

•	Support proposals affirming political non-partisanship;

Political Contributions Reporting

•	Support reporting and disclosure of political and political action committee (PAC) contributions;

•	Support establishment of corporate political contributions guidelines and reporting provisions.

Equal Employment Opportunity and Other Work Place Practice Reporting Issues

•	Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination;

•	Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance;

•	Vote FOR non-discrimination in salary, wages, and all benefits.

High-Performance Workplace

•	Generally support proposals that incorporate high-performance workplace standards.

Non-Discrimination in Retirement Benefits

•	Support non-discrimination in retirement benefits.

Fair Lending

•	Support compliance with fair-lending laws;

•	Support reporting on overall lending policies and data.

CERES Principles

•	Vote FOR the adoption of the CERES Principles;

•	Vote FOR adoption of reports to shareholders on environmental issues.

MacBride Principles

•	Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

Contract Supplier Standards

We will generally support proposals that:

•	Seek publication of a “Worker Code of Conduct” to the company’s foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights;

•	Request a report summarizing the company’s current practices for enforcement of its Worker Code of Conduct;

•	Establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct;

•	Create incentives to encourage suppliers to raise standards rather than terminate contracts;

•	Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees;

•	Request public disclosure of contract supplier reviews on a regular basis;

•	Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees’ wages and working conditions.

Corporate Conduct, Human Rights, and Labor Codes

We generally support proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights.

•	Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China);

•	Support the implementation and reporting on International Labor Organization (ILO) codes of conduct;

•	Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

International Financial Related

•	Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company’s short and long-term bottom-line.

CONFLICTS OF INTEREST

In the case where EARNEST Partners has a material conflict of interest with a Client, EARNEST Partners will utilize the services of outside third party professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict. In the event the services of an outside third party professional are not available in connection with a conflict of interest, EARNEST Partners will seek the advice of the Client.

FIDELITY FUND PROXY VOTING GUIDELINES

February 2006

I.    General Principles

A.  Except as set forth herein, FMR will generally vote in favor of routine management proposals. FMR will generally oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

B.  Non-routine proposals will generally be voted in accordance with the guidelines.

C.  Non-routine proposals not covered by the following guidelines or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR Corp. A significant pattern of such proposals or other special circumstances will be referred to the Operations Committee or its designee.

D.  Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies’ relationship, business or otherwise, with that portfolio company.

E.  The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

II.    Definitions (as used in this document)

A.  Large capitalization company—a company included in the Russell 1000 stock index.

B.  Small capitalization company—a company not included in the Russell 1000 stock index.

C.  Anti-takeover plan—includes fair price amendments; classified boards; “blank check” preferred stock; golden and tin parachutes; supermajority provisions; poison pills; and any other plan that eliminates or limits shareholder rights.

D.  Poison Pill Plan—a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Such Plans are generally designed to dilute the acquirer’s ownership and value in the event of a take-over.

E.  Golden parachute—accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

F.  Tin parachute—accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

G.  Sunset provision—a condition in a charter or plan that specifies an expiration date.

H.  Greenmail—payment of a premium to a raider trying to take over a company through a proxy contest or other means.

III.    Directors

A.    Incumbent Directors

FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

FMR will also generally withhold authority on the election of directors if:

1.  An anti-takeover provision was introduced, an anti-takeover provision was extended, or a new anti-takeover provision was adopted upon the expiration of an existing anti-takeover provision, without shareholder approval except as set forth below.

With respect to poison pills, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a poison pill is introduced, extended, or adopted:

a.  The poison pill includes a sunset provision of less than 5 years;

b.  The poison pill is linked to a business strategy that will result in greater value for the shareholders; and

c.  Shareholder approval is required to reinstate the poison pill upon expiration.

FMR will also not consider withholding authority on the election of directors when one or more of the conditions above are not met if the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing poison pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

2.  The company refuses, upon request by FMR, to amend a Poison Pill Plan to allow Fidelity to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

3.  Within the last year and without shareholder approval, the company’s board of directors or compensation committee has repriced outstanding options held by officers and directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors, or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

4.  The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants.

5.  The company made a commitment to FMR to resolve an agenda item that was inconsistent with FMR’s guidelines and management of the company has failed to act on that commitment.

B.    Indemnification

FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of Directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

C.    Independent Chairperson

FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D.    Majority Director Elections

FMR will generally vote against shareholder proposals calling for a company to adopt a simple majority vote standard for the election of directors. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, the adoption of a simple majority vote standard appears reasonably likely to enhance shareholder returns and there are no risks to the ongoing operation of the company if adopted.

IV.    Compensation

A.    Equity Award Plans (including stock options, restricted stock awards, and other stock awards)

FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

1.  (a) The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10% (for large capitalization companies) or 15% (for small capitalization companies) and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the Plan or the amendments is acceptable.

2.  In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan’s terms allow repricing of underwater options; or (c) the Board/Committee has repriced options outstanding under the plan in the past 2 years.

However, option repricing may be acceptable if all of the following conditions, as specified by the plan’s express terms or board resolution, are met:

a.  The repricing is rarely used and, when used, is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

b.  The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

3.  The Board may materially alter the plan without shareholder approval, including by increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

4.  The granting of awards to non-employee directors is subject to management discretion.

5.  In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with guidelines 2(a), 3, and 4 immediately above, the following two conditions are met:

1.  The shares are granted by a compensation committee composed entirely of independent directors; and

2.  The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

B.    Equity Exchanges and Repricing

FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

1.  Whether the proposal excludes senior management and directors;

2.  Whether the equity proposed to be exchanged or repriced exceeded FMR’s dilution thresholds when initially granted;

3.  Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

4.  The company’s relative performance compared to other companies within the relevant industry or industries;

5.  Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6.  Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

C.    Employee Stock Purchase Plans

FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock’s fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

D.    Employee Stock Ownership Plans (ESOPs)

FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

E.    Executive Compensation

FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

V.    Anti-Takeover Plans

FMR will generally vote against a proposal to adopt or approve the adoption of an anti-takeover plan unless:

A.    The proposal requires that shareholders be given the opportunity to vote on the adoption of anti-takeover provision amendments.

B.    The anti-takeover plan includes the following:

1.  the board has adopted an anti-takeover plan with a sunset provision of no greater than 5 years;

2.  the anti-takeover plan is linked to a business strategy that is expected to result in greater value for the shareholders;

3.  shareholder approval is required to reinstate the anti-takeover plan upon expiration;

4.  the anti-takeover plan contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and

5.  the anti-takeover plan allows the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

C.    It is an anti-greenmail proposal that does not include other anti-takeover provisions.

D.    It is a fair price amendment that considers a two-year price history or less.

FMR will generally vote in favor of proposals to eliminate anti-takeover plans. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer’s Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI.    Capital Structure / Incorporation

A.    Increases in Common Stock

FMR will generally vote against a provision to increase a Company’s common stock if such increase is greater than 3 times outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase of up to 5 times is generally acceptable.

B.    New Classes of Shares

FMR will generally vote against the introduction of new classes of stock with differential voting rights.

C.    Cumulative Voting Rights

FMR will generally vote in favor of introduction and against elimination of cumulative voting rights where this is determined to enhance portfolio interests of minority shareholders.

D.    Acquisition or Business Combination Statutes

FMR will generally vote in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E.    Incorporation or Reincorporation in Another State or Country

FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII.    Auditors

A.    FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company’s auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company’s auditor.

B.    FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company’s auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company’s auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

VIII.    Other

A.    Voting Process

FMR will generally vote in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

B.    Regulated Industries

Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry’s regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no Fund or group of Funds has acquired control of such organization.

GOLDMAN SACHS ASSET MANAGEMENT

POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

Goldman Sachs Asset Management (“GSAM”) has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services (“ISS”) Standard Proxy Voting Guidelines (the “Guidelines”), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular \proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors.

As explained more fully below, however, each GSAM equity portfolio management team (“Portfolio Management Team”) may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

While it is GSAM’s policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity

Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations. In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team.

Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team’s research efforts. As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team’s investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company’s record and policies on corporate governance practices that may affect shareholder value.

Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team’s members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as the evaluation of ISS’s services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

Use of Third-Party Service Providers

We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services. GSAM’s decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

GMO AUSTRALASIA LLC

(TOGETHER “GMO”)

PROXY VOTING POLICIES AND PROCEDURES

I.    Introduction and General Principles

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.    Proxy Voting Guidelines

GMO has engaged Institutional Shareholder Services, Inc. (“ISS”) as its proxy voting agent to:

(1)	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

(2)	ensure that proxies are voted and submitted in a timely manner;

(3)	handle other administrative functions of proxy voting;

(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5)	maintain records of votes cast; and

(6)	provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time.

Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A. GMO reserves the right to amend any of ISS’s guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III.    Proxy Voting Procedures

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

1.	Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

2.	Overseeing the proxy voting process; and

3.	Providing periodic reports to GMO’s Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO’s Corporate Actions Group will report to GMO’s Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV.    Conflicts of Interest

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

1.	GMO has a business relationship or potential relationship with the issuer;

2.	GMO has a business relationship with the proponent of the proxy proposal; or

3.	GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or (iii) request that the client votes such proxy. All such instances shall be reported to GMO’s Compliance Department at least quarterly.

V.    Recordkeeping

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1)	a copy of these policies and procedures which shall be made available to clients, upon request;

(2)	a record of each vote cast (which ISS maintains on GMO’s behalf); and

(3)	each written client request for proxy records and GMO’s written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI.    Reporting

GMO’s Compliance Department will provide GMO’s Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII.    Disclosure

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

Effective: August 6, 2003

Harris Associates L.P.

Approved by the Proxy Voting Committee on February 21, 2006

PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES

I.	PROXY VOTING POLICY

Harris Associates L.P. (“Harris”, “the Firm” or “we”) believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management’s recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management’s recommendation.

II.	VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

Harris Associates L.P.

Approved by the Proxy Voting Committee on February 21, 2006

1.	Harris will normally vote in favor of the slate of directors recommended by the issuer’s board provided that a majority of the directors would be independent.

2.	Harris will normally vote in favor of proposals to require a majority of directors to be independent.

3.	Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

4.	Harris will normally vote in favor of proposals regarding director indemnification arrangements.

5.	Harris will normally vote against proposals advocating classified or staggered boards of directors.

6.	Harris will normally vote in favor of cumulative voting for directors.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

1.	Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2.	Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

3.	Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

1.	Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

2.	Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

3.	Harris will normally vote in favor of proposals to require expensing of options.

4.	Harris will normally vote against proposals to permit repricing of underwater options.

5.	Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

6.	Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

Harris Associates L.P.

Approved by the Proxy Voting Committee on February 21, 2006

7.	Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

Corporate Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

1.	Harris will normally vote in favor of proposals to increase authorized shares.

2.	Harris will normally vote in favor of proposals to authorize the repurchase of shares.

3.	Harris will normally vote against proposals creating or expanding supermajority voting rights.

4.	Harris will normally vote against the issuance of poison pill preferred shares.

5.	Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

6.	Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

Social Responsibility Issues

Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

III.	VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

Harris Associates L.P.

Approved by the Proxy Voting Committee on February 21, 2006

IV.	CONFLICTS OF INTEREST

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services (“ISS”). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

V.	VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee.    The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals: one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed in writing by Harris’ Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

Proxy Administrator.    The Proxy Administrator is an employee of Harris reporting to the Chief Compliance Officer and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

Proxy Voting Service Provider.    Harris has engaged an independent proxy voting service provider to assist in voting proxies. This proxy voting service provides the Firm with information concerning shareholder

Harris Associates L.P.

Approved by the Proxy Voting Committee on February 21, 2006

meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

Voting Decisions.    As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the guidelines, he or she will vote the proposal accordingly and indicate their initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he or she will submit the proposal and his or her recommended vote to the Proxy Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. That Proxy Committee decision is reflected in the electronic ballot by a majority of the Proxy Committee.

In the case where securities that are not on the Firm’s Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator will vote all shares in accordance with the Firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of Institutional Shareholder Services, the Firm’s proxy service provider.

In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

Voting Ballots.    For shares held in The Oakmark Funds and other client accounts, the MIS Department sends a holdings file to the proxy voting service detailing the holdings in the Funds and other client accounts. The proxy voting service is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

Recordkeeping and Reporting.    Much of Harris’ recordkeeping and reporting is maintained electronically on the proxy voting service provider’s systems. In the event that records are not held electronically within the proxy voting service provider’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

September 17, 2003, as revised on September 20, 2004 and March 15, 2005

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS’ proxy and voting policies.

A.    VOTING GUIDELINES

1.    General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that—guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

B.    ADMINISTRATIVE PROCEDURES

1.    MFS Proxy Review Group

The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS’ Proxy Consultant. The MFS Proxy Review Group:

a.	Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

c.	Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2.    Potential Conflicts of Interest

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any significant attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

c.	If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to the MFS’ Conflicts Officer.

The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

3.    Gathering Proxies

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS’ Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

4.    Analyzing Proxies

After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)1 are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.2

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under “Voting Guidelines,” and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

[1]	Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.
[2]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS’ clients.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.    Voting Proxies

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.    MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.    RECORDS RETENTION

MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.    REPORTS

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

Mazama Capital Management, Inc.

Proxy Voting

Policy

Mazama Capital Management, Inc. (“Mazama”), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Guiding Principles

Proxy voting procedures must adhere to the following broad principles:

1.	Voting rights have economic value and must be treated accordingly. This means the fiduciary (Mazama) has a duty to vote proxies in those cases where fiduciary responsibility has been delegated to Mazama.

2.	Fiduciaries must maintain documented voting policies or guidelines to govern proxy voting decisions.

3.	Fiduciaries should keep records of proxy voting.

Proxy Administration

The Compliance Department has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures. The Director of Research is responsible for determining our firm’s positions on all major corporate issues, creates guidelines and oversees the voting process.

Mazama takes an active role in voting proxies on behalf of all accounts for which the firm has been hired as investment manager, unless proxy voting responsibility has been retained by the client. Generally, routine proxies will be voted with management as indicated on the proxy.

Mazama has retained Institutional Shareholder Services (“ISS”), an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. ISS provides administrative assistance to the proxy voting process by electronically executing the votes while allowing Mazama to retain voting authority.

Voting Policies

All proxy materials received on behalf of clients are forwarded to Institutional Shareholder Services (ISS).

1.	Absent material conflicts, the Director of Research will determine how Mazama should vote the proxy in accordance with applicable voting guidelines.

2.	Proxy ballots for securities no longer held in client accounts will not be voted.

Mazama generally votes in favor of routine issues. Such issues may include but are not limited to:

1.	Elect directors

2.	Appoint auditors

3.	Eliminate preemptive rights

4.	Increase authorized shares issued

With regard to non-routine issues, Mazama considers many things including, but not limited to:

1.	Management’s recommendation;

2.	The recommendation of ISS; and

3.	Mazama’s assessment as to what is best for shareholders

With regard to issues which are often included in proxies, Mazama believes as follows:

Executive Compensation

Mazama’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by case basis, Mazama generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We generally oppose plans that give a company the ability to re-price options.

Anti-takeover and Corporate Governance Issues

Mazama generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Mazama strongly favors having only independent board members in all sub-committees (compensation, nominating, audit, etc.) and may vote against certain board members if they are affiliated with the company and also members of the sub-committees. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

Mazama generally votes with a company’s management on social issues unless they have substantial economic implications for the company’s business and operations and have not been adequately addressed by management.

Procedure

Mazama has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

1.	All employees will forward any proxy materials received on behalf of clients to the Director of Research;

2.	The Director of Research will determine which client accounts hold the security to which the proxy relates;

3.	Absent material conflicts, the Director of Research will determine how Mazama should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

1.	Mazama will provide conspicuously displayed information in its ADV Part II summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Mazama voted a client’s proxies, and that clients may request a copy of these policies and procedures.

2.	The Compliance Officer (“CO”) will also send a copy of this summary to all existing clients who have previously received Mazama’s ADV Part II; or the CO may send each client the amended ADV Part II. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

1.	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CO.

2.	In response to any request the Compliance will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Mazama voted the client’s proxy with respect to each proposal about which client inquired.

Conflicts of Interest

1.	Mazama will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Mazama with the issuer of each security to determine if Mazama or any of its employees has any financial, business or personal relationship with the issuer.

2.	If a material conflict of interest exists, Director of Research will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

3.	Mazama will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

The CO shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

These policies and procedures and any amendments;

1.	A record of each vote that Mazama casts;

2.	Any document Mazama created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;

3.	A copy of each written request from a client for information on how Mazama voted such client’s proxies, and a copy of any written response.

NAVELLIER & ASSOCIATES, INC.

PROXY VOTING POLICIES AND PROCEDURES

1.    Background

The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of Navellier & Associates, Inc. (“the Adviser”) for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

•	The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client’s account; or

•	The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client’s account and the Adviser has discretionary authority over investment decisions for the client’s account; or

•	In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client’s plan documents.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to the Compliance Department.

2.    Proxy Voting Policies

In the absence of specific voting guidelines from a client, Navellier & Associates, Inc. will vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client’s investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client’s investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). Navellier & Associates, Inc. believes that voting proxies in accordance with the following policies is in the best interests of its clients.

A.	Specific Voting Policies

1.	Routine Items

•	The Adviser will generally vote for the election of directors (where no corporate governance issues are implicated).

•	The Adviser will generally vote for the selection of independent auditors.

•	The Adviser will generally vote for increases in or reclassification of common stock.

•	The Adviser will generally vote for management recommendations adding or amending indemnification provisions in charter or by-laws.

•	The Adviser will generally vote for changes in the board of directors.

•	The Adviser will generally vote for outside director compensation.

•	The Adviser will generally vote for proposals that maintain or strengthen the shared interests of shareholders and management.

•	The Adviser will generally vote for proposals that increase shareholder value.

•	The Adviser will generally vote for proposals that will maintain or increase shareholder influence over the issuer’s board of directors and management.

•	The Adviser will generally vote for proposals that maintain or increase the rights of shareholders.

2.	Non-Routine and Conflict of Interest Items:

•	The Adviser will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

•	The Adviser will generally vote against shareholder resolutions that consider non-financial impacts of mergers.

•	The Adviser will generally vote against anti-greenmail provisions.

B.	General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Adviser may engage an independent third party to determine how the proxies should be voted.

In voting on each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

In exercising its voting discretion, the Adviser and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Adviser or:

•	any affiliate of the Adviser. For purposes of these Proxy Voting Policies and Procedures, an affiliate means:

(i)	any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Adviser;

(ii)	any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Adviser; or

(iii)	any other person for which a person described in clause (ii) acts in any such capacity;

•	any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•	any any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser’s (or its affiliate’s) business.

(Each of the above persons being an “Interested Person.”)

After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

The Adviser shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.

Consistent with SEC Rule 206(4)-6, as amended, the Adviser shall take reasonable measures to inform its clients of (1) its proxy voting policies and procedures, and (2) the process or procedures clients must follow to obtain information regarding how the Adviser voted with respect to assets held in their accounts. This information may be provided to clients through the Adviser’s Form ADV (Part II or Schedule H) disclosure or by separate notice to the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

3.    PROXY VOTING PROCEDURES

A.  Institutional Shareholder Services, Inc. (ISS) (the “Responsible Party”) shall be designated by the Adviser to make discretionary investment decisions for the clients account and will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client’s account if any one of the three circumstances set forth in Section 1 above regarding proxy voting powers is applicable.

B.  All proxies and ballots received by Navellier & Associates, Inc. will be forwarded to the Responsible Party and then logged in upon receipt in the “Receipt of Proxy Voting Material” log. (see attached).

C.  Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

D.  Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party’s direct supervisor (and if none, by the board of directors or a committee of the board of directors of the Adviser).

E.  If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice should describe:

•	the proposal to be voted upon;

•	the actual or potential conflict of interest involved;

•	the Adviser’s vote recommendation (with a summary of material factors supporting the recommended vote); and

•	if applicable, the relationship between the Adviser and any Interested Person.

The Conflict Notice will either request the client’s consent to the Adviser’s vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Adviser. If the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Adviser may:

•	engage a non-Interested Party to independently review the Adviser’s vote recommendation if the vote recommendation would fall in favor of the Adviser’s interest (or the interest of an Interested Person) to confirm that the Adviser’s vote recommendation is in the best interest of the client under the circumstances;

•	cast its vote as recommended if the vote recommendation would fall against the Adviser’s interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

•	abstain from voting if such action is determined by the Adviser to be in the best interest of the client under the circumstances.

F.    The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries if such guidelines are consistent with ERISA).

G.    In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client’s file, the following:

•	A copy of the proxy statement received (unless retained by a third party for the benefit of the Adviser or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

•	A record memorializing the basis for the vote cast;

•	A copy of any document created by the Adviser or its employees that was material in making the decision on how to vote the subject proxy; and,

•	A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.

The above copies and records shall be retained in the client’s file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

H.    Periodically, but no less than annually, the Adviser will:

1.	Verify that all annual proxies for the securities held in the client’s account have been received;

2.	Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

3.	Review the files to verify that records of the voting of the proxies have been properly maintained;

4.	Prepare a written report for each client regarding compliance with the Proxy Voting Policies and Procedures; and

5.	Maintain an internal list of Interested Persons.

NORTHERN TRUST

PROXY VOTING

The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to NTI in its capacity as Investment Sub-Adviser. NTI has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which NTI has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

Normally, NTI exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to classify the board of directors, to eliminate cumulative voting, to limit management’s ability to alter the size of the board, to require shareholder ratification of poison pills, to require a supermajority shareholder vote for charter or bylaw amendments and mergers or other significant business combinations, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares, to create or abolish preemptive rights, to approve executive and director compensation plans, to limit executive and director pay, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, assets sales or liquidations.

A Proxy Committee comprised of senior NTI investment and compliance officers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In addition, NTI has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee may apply these Proxy Guidelines with a measure of flexibility. Accordingly, except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of a Portfolio. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

NTI may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, NTI may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, NTI may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. NTI may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which NTI has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. NTI seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the vote recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which NTI does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

NTI may choose not to vote proxies in certain situations or for a Fund. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

RS Investment Management, L.P.

RS Investment Management, Inc.

RS Growth Group LLC

RS Value Group LLC

SUMMARY DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Each of the RS investment advisory firms (each, an “Adviser”) has adopted policies and procedures (the “Policies”) that govern how it votes proxies relating to securities owned by its advisory clients for which the Adviser exercises voting authority and discretion (the “Proxies”). The advisory clients for which the Advisers vote Proxies are registered investment companies and certain other institutional accounts. The Policies do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated that authority and discretion to a third party.

The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients’ interests to those of the Advisers. The Policies are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect voting decisions on behalf of the Advisers’ clients.

The Advisers have adopted detailed proxy voting guidelines (the “Guidelines”) that set forth how they plan to vote on specific matters presented for shareholder vote. In most cases, the Guidelines state specifically whether Proxies will be voted by the Advisers for or against a particular type of proposal. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines.

Because the Guidelines have been pre-established by the Advisers, voting of Proxies in accordance with the Guidelines is intended to limit the possibility that any conflict of interest might motivate an Adviser’s voting decision with respect to a proposal. However, an Adviser is permitted to override the Guidelines (an “Override”) with respect to a particular shareholder vote when the Adviser believes the Override to be in a client’s best interest. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a “Special Vote”). In connection with any Override or Special Vote, a determination is made by the Advisers’ chief compliance officer whether there is any material conflict of interest between the Adviser, on the one hand, and the relevant advisory clients, on the other, arising out of the provision of certain services or products by an Adviser to the company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest. Any such determination must be reviewed by the chief operating officer of the Advisers.

Certain aspects of the administration of the Policies are governed by a Proxy Policy Committee comprised of senior management personnel and compliance personnel. The Committee oversees the Proxy voting process generally and may be consulted in specific cases concerning the voting of Proxies.

The Advisers have retained Institutional Shareholder Services (“ISS”) to handle the administrative aspects of voting proxies for the accounts of our advisory clients. ISS monitors the accounts and their holdings to be sure that all Proxies are received and votes are cast. In addition, the Advisers’ compliance department monitors matters presented for shareholder votes and tracks the voting of the Proxies on a regular basis.

Clients may obtain a copy of the Policies and information regarding how the Advisers have voted securities held in their accounts, by contacting John Sanders at (415) 591-2768.

The Policies are subject to change at any time without notice.

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning Citigroup Asset Management1 (CAM)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business,

[1]	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

SANDS CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

(As Amended on May 24, 2004)

Sands Capital Management, Inc. (the “Adviser”) has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures are designed to ensure that the Adviser is administering proxy voting matters in a manner consistent with the best interests of its clients and in accordance with its fiduciary duties under the Advisers Act, the Employee Retirement Income Security Act of 1974 (“ERISA”), and other applicable laws and regulations.

1.    GENERAL STATEMENT OF POLICY

The Adviser considers the proxy vote to be an asset of the client portfolio holding the security to which the proxy relates and for which the Adviser has voting authority. The Adviser’s authority to vote proxies is established by the investment management agreement with the client.

The Adviser seeks to discharge its fiduciary duty to clients for whom it has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of its clients. The Adviser evaluates all proxy proposals on an individual basis. Subject to its contractual obligations, there may be times when refraining from voting a proxy is in a client’s best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client.

The Adviser typically is neither an activist in corporate governance nor an automatic supporter of management on all proxy proposals.

2.    PROXY COMMITTEE; PROXY VOTING GUIDELINES

The Adviser has established a Proxy Committee. The members of the Proxy Committee are appointed by the Board of Directors of the Adviser from time to time and are listed on Schedule A. The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser’s clients, including developing, authorizing, implementing and updating the Adviser’s proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser’s proxy voting activity at least annually and as necessary to fulfill its responsibilities. The Proxy Committee reports to the Adviser’s Board of Directors at least annually regarding the administration of these policies and procedures and any changes deemed appropriate.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser’s Proxy Voting Guidelines (the “Guidelines”), a copy of which is attached hereto as Exhibit 1. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser’s evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

3.    PROXY VOTING PROCEDURE

The Adviser establishes with respect to each client account whether the client retains the power to vote proxies or has delegated the responsibility for proxy voting to the Adviser. In every case where a client has delegated responsibility for voting proxies to the Adviser, the Adviser tracks the occurrence of shareholder meetings, and obtains and evaluates the proxy information provided by the companies whose shares are being voted.

Prior to a proxy voting deadline, the appropriate analyst of the Adviser will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. An analyst may determine that the cost of voting a proxy exceeds the expected benefit to the client. For example, calling back securities that have been loaned in order to exercise voting rights could cause a client to forego income that otherwise would have been earned had the Adviser not sought to exercise voting rights with respect to those securities.

The Adviser is responsible for submitting, or arranging the submission of, the proxy votes to the shareholders meetings in a timely manner.

4.    CONFLICTS OF INTEREST

The Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

Whenever an analyst determines that it is in a client’s best interest to vote on a particular proposal in a manner other than in accordance with the Guidelines (or the Guidelines do not address how to vote on the proposal), the analyst shall present the matter to the Proxy Committee, which shall be responsible for evaluating information relating to conflicts of interest in connection with voting the client proxy.

A.    Identifying Conflicts of Interest

For purposes of identifying conflicts under these procedures, the Proxy Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by the Adviser’s employees, and other information actually known by a member of the Proxy Committee.

The Proxy Voting Committee may determine that the Adviser has a conflict of interest as a result of the following:

1. Significant Business Relationships—The Proxy Committee will consider whether the matter involves an issuer or proponent with which the Adviser has a significant business relationship. The Adviser has significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker dealers. For this purpose, a “significant business relationship” is one that might create an incentive for the Adviser to vote in favor of management.

2. Significant Personal or Family Relationships—The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of the Adviser who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how the Adviser votes the proxy. Employees of the Adviser who are involved in the proxy voting process (e.g., analysts, portfolio managers, Proxy Committee members, senior management, as applicable) are required to disclose to the Proxy Committee any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter.

3. Contact with Proxy Committee Members—If an employee of the Adviser not involved in the proxy voting process contacts any Proxy Committee member for the purpose of influencing how a proxy is to be voted, the member will immediately contact the Adviser’s [Compliance Officer] who will determine: (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the member of the Proxy Committee who was contacted should recuse himself or herself from all further matters regarding the proxy.

B.    Determining Whether a Conflict is Material

In the event that the Proxy Committee determines that the Adviser has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser’s conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

C.    Voting Proxies Involving a Material Conflict

In the event that the Proxy Committee determines that the Adviser has a material conflict of interest with respect to a proxy proposal, the Adviser will vote on the proposal in accordance with the determination of the Proxy Committee. Alternatively, prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

The Adviser may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee has determined that abstaining from voting on the proposal is in the best interests of clients.*

The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that the Adviser does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of the Proxy Committee.

5.    DISCLOSURE

In accordance with the Advisers Act and ERISA, the Adviser reports to its clients regarding the manner in which their proxies are voted. It is the Adviser’s general policy not to disclose to any issuer or third party how it has voted client proxies, except as otherwise required by law.

6.    RECORD RETENTION

The Adviser maintains the books and records required by Rule 204-2©(2) under the Advisers Act in the manner and for the periods required. For client portfolios subject to ERISA, the Adviser maintains the books and records required by the Department of Labor.

Attachments

Schedule A—Members of the Proxy Committee

Exhibit 1—Sands Capital Management, Inc. Proxy Voting Guidelines

*	The existence of a material conflict of interest will not affect an analyst’s determination that it is in the best interests of clients not to vote a proxy.

SCHEDULE A

Members of the Proxy Committee

Robert C. Hancock, Chief Compliance Officer—Member

David E. Levanson, Research Analyst, Portfolio Manager—Member

Sharon Kedar, Research Analyst, Portfolio Manager—Member

Dana M. McNamara, Director of Client Services—Committee Chairperson and Secretary

EXHIBIT 1

SANDS CAPITAL MANAGEMENT, INC.

PROXY VOTING GUIDELINES

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company’s management, unless SCM determines that voting in accordance with management’s recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company’s management in any situation where, in SCM’s judgment, it would not be in the best interests of the client to do so.

I.    The Board of Directors

A.    Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis, and may consider the following factors:

•	Long-term corporate performance record relative to a market index;

•	Composition of board and key board committees;

•	Corporate governance provisions and takeover activity;

•	Board decisions regarding executive pay;

•	Director compensation;

B.    Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

C.    Voting for Director Nominees in Contest Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, and may consider the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions.

D.    Size of the Board

Proposals to limit the size of the Board should be evaluated on a case-by-case basis.

II.    Auditors

Ratifying Auditors

We generally vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

III.    Proxy Contest Defenses

Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

IV.    Anti-Takeover Issues

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients’ interests as shareholders. Anti-takeover issues include the following:

A.    Poison Pills

The “poison pill” entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a case-by-case basis management proposals to ratify a poison pill.

B.    Fair Price Provisions

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full scale takeover. Typically, such a provision requires would be acquirers that have established threshold positions in target companies at given per share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.    Greenmail

Proposals relating to the prohibition of “greenmail” are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company’s common stock, unless approved by the disinterested holders of two thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.    Superstock

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which “could be issued in a private placement with one or more institutional investors” and “could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock…” The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on a case-by-case basis proposals that would authorize the creation of new classes of “superstock”.

E.    Supermajority Rules

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

1. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

2. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.    Board Classification

High on the agenda of defense minded corporate executives are staggered terms for directors, whereby only some (typically one third) of the directors are elected each year. The “staggered board” acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three year terms of office.

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and elect all directors annually.

IV.    Miscellaneous Governance Provision

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In he case of items that are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder’s best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

V.    Capital Structure

A.    Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.    Debt Restructuring

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

VI.    Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

VII.    State of Incorporation

A.    Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B.    Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII.    Mergers and Corporate Restructurings

A.    Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis.

B.    Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a case-by-case basis.

C.    Spin-offs

Votes on spin-offs are considered on a case-by-case basis.

D.    Changing Corporate Name

We generally vote for changing the corporate name.

IX.    Social and Environmental Issues

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non competitive position. Social responsibility issues may include proposals regarding the following:

•	Ecological issues, including toxic hazards and pollution of the air and water;

•	Employment practices, such as the hiring of women and minority groups;

•	Product quality and safety;

•	Advertising practices;

•	Animal rights, including testing, experimentation and factory farming;

•	Military and nuclear issues; and

•	International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a case-by-case basis proposals regarding social or environmental issues.

SSgA FUNDS MANAGEMENT, INC.

Proxy Voting Policy

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	reconciles holdings as of record date and rectifies any discrepancies;

6)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)	documents the reason(s) for voting for all non-routine items; and

8)	keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The SSgA FM Manager of Corporate Governance is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Governance is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios’ holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I.  Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

•	Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) number of other boards (other than those affiliated with the issuers)

•	Approval of auditors

•	Directors’ and auditors’ compensation

•	Directors’ liability and indemnification

•	Discharge of board members and auditors

•	Financial statements and allocation of income

•	Dividend payouts that are greater than or equal to country and industry standards

•	Authorization of share repurchase programs

•	General updating of or corrective amendments to charter

•	Change in Corporation Name

•	Elimination of cumulative voting

II.  Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

•	Capitalization changes which eliminate other classes of stock and voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

•	Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific—ranging from 5% to 20%) of the outstanding shares

•	Elimination of “poison pill” rights

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessive

•	Other stock-based plans which are appropriately structured

•	Reductions in super-majority vote requirements

•	Adoption of anti-”greenmail” provisions

III.  Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

•	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Elimination of Shareholders’ Right to Call Special Meetings

•	Establishment of classified boards of directors

•	Reincorporation in a state which has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

•	Excessive compensation

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

•	Adjournment of Meeting to Solicit Additional Votes

•	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.  SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

•	Against offers when there are prospects for an enhanced bid or other bidders

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I.  Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Requirements that auditors attend the annual meeting of shareholders

•	The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

•	Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Mandates that shareholder-rights plans be put to a vote or repealed

•	Establishment of confidential voting

•	Expansions to reporting of financial or compensation-related information, within reason

•	Repeals of various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provisions

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

II.  SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

•	Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

•	Proposal asking companies to adopt full tenure holding periods for their executives

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York—Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA’s Investment Committee.

As an active shareholder, FM’s role is to ensure that corporate policies serve the best interests of the corporation’s investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process—especially the proxy voting process—as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM’s pre-determined policy would eliminate FM’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not FM’s, best interests.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)	FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)	a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

T. ROWE PRICE PROXY VOTING—PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

VICTORY POLICY

Section: Investments—General Policy No. H-12

Effective Date: August 18, 2003

Revised Date: October 31, 2005

Proxy Voting Policy

Topic	Pages

Proxy Voting Policy	B-163

Statement of Corporate Governance	B-163

Proxy Voting Procedure	B-163

Voting Guidelines	B-164

Corporate Governance	B-164-B-166

Board of Directors	B-166-B-168

Takeover Defense and Related Actions	B-168-B-169

Compensation Plan	B-169-B-170

Capital Structure, Classes of Stock And Recapitalization	B-170

Additional Topics	B-171

Material Conflicts of Interest	B-171

Recordkeeping	B-171

Glossary	B-171-B-174

Executive Compensation Terms	B-174-B-176

PROXY VOTING POLICY

When Victory client accounts hold stock that Victory is obligated to vote, the voting authority will be exercised in accordance with:

•	the direction and guidance, if any, provided by the document establishing the account relationship

•	principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account. In voting such stock, Victory will exercise the care, skill, prudence, and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account

Victory votes client securities in the best interests of the client. In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets.* In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer’s board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

Where Victory has an obligation to vote client proxies:

•	reasonable efforts will be made to monitor and keep abreast of corporate actions

•	all stock, whether by proxy or in person, will be voted

•	a written record of such voting will be kept by Victory or its designated affiliate

•	the Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities (subject to the review of the appropriate Victory’s Chief Investment Officer)

•	Note: “Clients” include, without limitation, separately managed accounts, mutual funds, and other accounts and funds for which Victory serves as investment adviser or sub-adviser.

Victory’s entire Policy and Procedures are available upon request.

STATEMENT OF CORPORATE GOVERNANCE

The rights associated with stock ownership are as valuable as any other financial assets. As such, they must be managed in the same manner. Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.

PROXY VOTING PROCEDURE

The Proxy Committee determines how proxies will be voted, or in those instances where Victory has sole or shared voting authority over client securities, recommendations will be made. Decisions are based exclusively in accordance with the economic interests, both long- and short-term, of the account.

Victory’s investment research department’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information or vague, ambiguous wording may indicate a vote against a proposal is appropriate, even though the Proxy Committee agrees with the principle.

The Proxy Committee is comprised of at least the following: Manager of Fixed Income Research, A Senior Equity Analyst, a Senior Portfolio Manager and a Fixed Income Analyst.

VOTING GUIDELINES

The following guidelines are intended to assist in voting proxies and are not to be considered rigid rules. The Proxy Committee is directed to apply these guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.

When the Proxy Committee decides to vote against a proposal which is generally approved, or votes in favor of a proposal which is generally opposed, the reason for the exception will be recorded.

The following is a discussion of selected proxy proposals which are considered periodically at annual meetings. Victory’s general position with regard to such proposals is also included.

CORPORATE GOVERNANCE

Confidential Voting    Generally Approved

Confidential voting eliminates the possibility for management to apply pressure to institutional shareholders with which a business relationship exists. It should be noted that the Department of Labor’s “Avon Letter” and the investigation of proxy voting violations in 1988 may have lessened the need for confidential voting.

Equal Access Proposals    Generally Approved

As owners of the company, shareholders should have access to a company’s proxy in order to vote on issues of importance.

Cumulative Voting    Generally Opposed

Cumulative voting may prevent the majority of shareholders from electing a majority of the board. Cumulative voting requires fewer votes to obtain a board seat, therefore, it promotes single interest representation on the board which may not be representative of the interests and concerns of all shareholders.

Unequal Voting Rights    Generally Opposed

Victory would vote against any provisions that would dilute the current voting power of shareholders, since one of the assets of a shareholder is the ability to effect change through proxy voting. Victory firmly believes all shareholders should be treated equitably. One share, one vote.

A Greater Vote Requirement To Repeal, Rather Than Adopt, A Provision    Generally Opposed

All provisions should be handled in the same manner. It is not in the shareholder’s best interest to approve measures that require a larger percentage of votes than it would to adopt.

Eliminate Shareholders’ Right To Call A Special Meeting    Generally Opposed

In general, Victory opposes proposals to eliminate the right of shareholders to call a special meeting or the position that a minimum of 25% of the shareholders are required to call a special meeting. Reason: shareholders may lose the right to remove directors or initiate a shareholder resolution without waiting for the next regularly scheduled meeting, especially if shareholders do not have the right to act by written consent.

Super-Majority Vote Requirements    Generally Opposed

Victory is opposed to proposals requiring a vote of more than two-thirds of the shareholders to amend any bylaws or charter provisions, or to approve a merger or other business combination. Super-majority vote provisions may stifle bidder interest in the issuer and thereby devalue its stock.

Technical Amendments To By-Laws Or Charters    Generally Approved

In general, Victory approves technical amendments for companies with a solid track record of good corporate governance. However, Victory reserves the right to oppose issues for companies with questionable practices relating to governance issues.

Appointment Of Auditors    Generally Approved

Victory expects a company to have completed its due diligence on the auditors; therefore, selection is approved. However, in cases where auditors have failed to render accurate financial statements, votes are withheld. A favorable position is given to auditors who receive more compensation from their audit engagement than other services with the company.

Expansion of Business Activity    Review Case-by-Case

Existing shareholders should approve any restatement of the business purposes or fundamental change in operations. In addition, shareholders should review any expansion or development of company objectives and activities.

Change In The Date Or Location Of Annual Meetings    Generally Approved

Victory supports provisions that encourage changes in the date and location of annual meetings. A rotating schedule enables shareholders across the nation to attend the meetings and express their views.

For Investment Companies, Continuation Of Company Management, Administration or Investment Advisor    Generally Approved

Victory supports contracts when performance of the investment companies is relatively close to the appropriate benchmark.

Transaction Of Such Other Business As May Properly Come Before The Meeting    Generally Approved

Victory would favor the provision in cases where the company has a strong record of good corporate governance and a history of acting responsibly. However, in cases where the management takes action without shareholder consent, Victory’s support would be withheld.

Receiving and/or Approving Financial Reports    Generally Approved

Typically, it is customary for international firms to approve audited financial reports prior to the annual meeting.

Corporate Name Change    Generally Approved

A name change often is used to reflect the brand and image of the business. Under most circumstances, this change is a marketing initiative, has no effect on governance and does not infringe on shareholders’ rights.

Change In Investment Company Agreements With Advisors    Generally Approved

Victory approves a change in the investment company’s agreement with the advisor when it is in the long-term best economic interest of the shareholders.

“Stakeholder” Proposals    Generally Opposed

“Stakeholder” proposals are used to alter the directors’ responsibility to supervise the management of the corporation’s business.

BOARD OF DIRECTORS

Required Majority Of Independent Directors    Generally Approved

Victory believes shareholders are best served when the Board of Directors includes a significant number (preferably a majority) of individuals who are independent and outside of the firm. Independent directors can bring the most objective and fresh perspective to the issues facing the company. Independent directors are less hampered when fulfilling their obligations to monitor top management performance and responsiveness to shareholders and are less likely to be involved in conflict of interest situations.

Change In The Number Of Directors    Generally Approved

Victory approves a change in the number of directors as long as a satisfactory explanation is provided and the number of directors is reasonable.

Classified Boards    Review Case-by-Case

Classified boards do provide stability and continuity; however, Victory opposes this position under the following circumstances: a proxy fight is won and one-third of the directors are replaced. Running the company with a board that is one-third hostile is very difficult, and the vote would be perceived as a loss of confidence in management. The original directors might put the company up for sale or accommodate the wishes of the dissident group. A staggered board could mean that a director who failed to attend meetings or voted in favor of actions, that were harmful to shareholders could not be removed for up to three years.

Outside Director Stock Option Plan    Review Case-by-Case

The interest of outside directors should be aligned with both shareholders and inside directors. Victory supports the position whereby directors hold a minimum level of stock in the company. Another way to ensure the interests of shareholders are matched with those of the outside directors is to award options as a part of compensation. However, Victory would vote against any plan that awards any director excessively.

Election of Management’s Nominees for Directors    Generally Approved

Victory supports management’s recommendation for any qualified individual to represent the shareholders. Factors considered include: attendance at meetings, company performance, stock ownership, and the independence of each director.

Corporate Board Diversity    Review Case-by-Case

Victory supports voluntary efforts by shareholders and board members to increase diversity on corporate boards. Support also is given to the appointment of qualified directors with diverse backgrounds; however, the issue of quotas is not supported.

Indemnification Of Directors    Generally Approved

In general, indemnification is necessary to attract qualified board nominees in today’s litigious environment; however, monetary liability generally is not eliminated, or limited, for breach of duty, lack of loyalty, acts or omissions not performed in good faith, or any transaction in which the director derived an improper benefit.

Removal Of A Director Only For Cause    Generally Approved

In cases of gross negligence or fraud, dismissal from the board is warranted. Victory fully supports this position.

Severance Packages    Review Case-by-Case

Severance packages for outside directors may be appropriate when a merger is planned for the best interest of shareholders; however, severance packages tailored solely as incentives to approve a merger generally are not approved. Since severance packages for outside directors could be viewed as buying their vote and not sound corporate governance, Victory will generally oppose these issues.

Share Ownership    Generally Approved

Directors are encouraged to be shareholders in order to better align their goals with those of the rest of the shareholders; however, an absolute level of ownership is not supported. Given the tenure and financial position of the director, reasonable efforts to hold the shares should be expected.

Advisory Committee    Review Case-by-Case

A major privilege of a shareholder is the right to express one’s views to management and the board of directors. If communication between shareholders and management does not take place effectively, an advisory committee can effectively express the equity holder’s views. The scope of responsibility of the advisory committee should be limited to subjects involving corporate governance issues. Victory rejects measures that would allow the advisory committee input into the day-to-day management of the company.

Director Liability    Generally Approved

Without the assurance a director’s personal assets will be protected in case of legal action, companies may have a difficult time retaining and attracting good directors. Victory favors proposals that expand coverage where directors were found to have acted in good faith; however, directors should be held accountable for their actions, and Victory would be against any proposals that reduce or eliminate personal liability when current litigation is pending against the board.

Limit Director Tenure    Generally Opposed

Term limits could result in the dismissal of directors who significantly contribute to the company’s success and represent shareholder’s interests effectively. Victory recognizes the position may take a director a number of years to fully understand the details of the company and the nuances of serving on the board.

Minimum Stock Ownership    Generally Approved

Victory believes stock ownership requirements more closely align the director’s interests with those of the shareholders they were elected to represent.

Separate Chair Person and CEO    Review Case-by-Case

Victory believes a number of executives have been successful as both Chair Person and CEO. However, in light of increased corporate governance issues, it may be in a company’s best interest to review its policies.

Approve Directors Fees Paid In Stock and Cash    Generally Approved

Victory supports proposals that allow directors to have their annual fees paid in both cash and stock. Directors also should be shareholders in order to align their interests with those they represent.

TAKEOVER DEFENSE AND RELATED ACTIONS

Mergers Or Other Combinations    Review Case-by-Case

Victory votes in the best long-term economic interest of the shareholders. When making recommendations, the following considerations are made: the premium received, the trend of the stock, prior to the announcement, for both sides of the transaction, the leverage, the effects on the credit rating of the merger and the reasons for the merger. Also, a number of ratios and factors are reviewed prior to making our recommendation.

Leverage Buyout    Review Case-by-Case

Victory would support a buyout if the shareholders receive the appropriate premium and/or it was in the best long-term economic interest of the company.

Fair Price Provisions    Generally Opposed

In general, Victory opposes the following when accompanied by a super-majority provision: a clause requiring a super-majority shareholder vote to alter or repeal the fair price provision, in excess of two-thirds. Victory also generally opposes if the pricing formula is such that the price required is unreasonably high and/or designed to prevent a two-tier, front-end-loaded hostile tender offer. Since shareholders do not want to get caught in the second tier, they act selfishly and tender their shares in the first tier so that, effectively, all shareholders are coerced into accepting the offer.

Change In The Number Of Authorized Common Shares    Generally Approved

It is important for companies to have a cushion for acquisitions, for public offerings, fund stock splits and dividends and for other ordinary business purposes. However, the authorization could raise a corporate governance issue such as targeted share placement. Victory is opposed to this issue if the targeted share placement was for the sole purpose of defeating an appropriately valued offer.

Anti-Greenmail Provision    Review Case-by-Case

Victory favors equal treatment for all shareholders, but anti-greenmail provisions may severely limit management’s flexibility (for example, share repurchase programs Class shares with special features.) Victory may approve if it is determined that the Greenmail may prevent an acquisition that would be detrimental to the long-term interests of shareholders.

Approval of Poison Pills    Review Case-by-Case

Victory generally opposes poison pills used to prevent takeover bids that are in the best interest of shareholders. Certain shareholder rights plans, however, protect the interest of shareholders by enabling the board to respond to unsolicited bids.

Proposals To Opt Out Of State Anti-Takeover Laws    Review Case-by-Case

Victory approves measures that benefit current shareholders. Proposals that are overwhelmingly in favor of the board at the expense of shareholders would be opposed.

Reincorporation    Generally Approved

In general, Victory approves reincorporation actions; however, when a change of state of incorporation increases the capacity of management to resist hostile takeovers, the action should be closely examined.

COMPENSATION PLAN

Executive Stock Option Plans    Generally Approved

Generally, Victory supports the adoption of Executive Stock Option Plans. Provisions that accelerate option plans in the event of change of control are also generally approved. Victory will, however, oppose plans where the exercise price drops below market price and/or the dilution is greater than 10%, particularly if the company is mature or executive compensation is excessive. In the case of rapidly growth, cash-short companies with reasonable executive salaries, Victory may approve a plan where dilution exceeds 10%.

Adopt Restricted Stock Plan    Review Case-by-Case

Restricted stock plans should be kept at minimum levels because they cost more when compared to traditional stock option plans. Additionally, incentives are less than the established plans.

Repricing Of Outstanding Options    Generally Opposed

Generally, Victory opposes any proposal that would reprice outstanding stock options. Such actions are not in the best interest of shareholders, because it is not appropriate to allow option holders to profit from stock underperformance.

Equity Based Compensation Plan    Review Case-by-Case

Awards other than stock options and RSAs (Restricted Stock Award) should be identified as being granted to officers/directors and the number of shares awarded should be reasonable.

Golden Parachutes    Review Case-by-Case

When a takeover is considered likely, it would be difficult for a company to attract and retain top managers without severance payments for involuntary termination or significant reduction in compensation, duties, or relocation after a change in control. However, parachutes in excess of three times the previous year’s salary and bonus combined are considered exorbitant and generally would be opposed.

Loans Or Guarantees Of Loans To Officers And Directors    Generally Opposed

In the wake of a number of different scandals involving loans to officer and directors, Victory believes it is in the best interest of shareholders to vote against any loans or guarantees to officers or directors.

Cap On Executive Pay    Review Case-by-Case

Victory would vote against any absolute limit on executive compensation. However, compensation that better matches management and shareholder interests is supported. Additionally, executive compensation needs to be linked to the overall performance of the company.

Link Pay To Performance    Review Case-by-Case

Victory supports plans that align executive compensation with shareholder returns. Plans that reward executives regularly and excessively for company underperformance compared to its peer group are not supported.

CAPITAL STRUCTURE, CLASSES OF STOCK AND RECAPITALIZATION

Restructure/Recapitalize    Review Case-by-Case

Generally, Victory approves proposals that are in a company’s best long-term economic interest, as well as those that protect a client’s position. These proposals involve the alteration of a corporation’s capital structure, such as an exchange of bonds for stock.

Spin-Offs    Generally Approved

In cases of spin-offs, Victory reviews whether the transaction is in the best long-term economic interest of the shareholder.

Tracking Stock    Review Case-by-Case

Victory would consider the compensation shareholders receive in the event a tracking stock is released. If the company is trying to unlock or spin-off segments that are underperforming or inhibit overall performance, the transaction is reviewed to determine whether value is created for our positions. If the subsidiary has little corporate governance, excessive dilution to current shareholders is present, or any other signs of malfeasance is present, Victory would take an opposing position.

Changes To Preferred Stock    Review Case-by-Case

Preferred stock can be used as a sound management tool to raise capital and/or increase financial flexibility. However, in instances where it is being used as a part of an anti-takeover package, Victory would oppose the changes.

Share Buyback    Generally Approved

Generally, Victory approves buybacks that are “at or above” the current market price. However, when management uses this as an entrenching tool to prevent hostile takeovers, or in cases where management uses buyback to prevent acquisitions, Victory would take an opposing position.

Authority To Issue Additional Debt    Generally Approved

The issuance of additional debt will help the company gain more financial leverage. However, Victory may vote against any excessive issuance of debt that would cause a drop in the rating of the company’s debt and the company itself.

Stock Splits And Stock Dividends    Generally Approved

Victory supports stock splits and stock dividends if they are in the best long-term economic interest of the shareholders. Splits are considered positive because they increase liquidity and allow a greater number of people to hold the shares. Dividends are considered positive because they return capital and enhance returns for shareholders.

ADDITIONAL TOPICS

Any issue not covered in the proceeding guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

MATERIAL CONFLICTS OF INTEREST

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, the Proxy Committee shall:

•	Generally vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue

•	In the event that the Proxy Voting Guidelines are inapplicable, determine whether a vote for, or against, the proxy is in the best interest of the client’s account

•	document the nature of the conflict and the rationale for the recommended vote

•	solicit the opinions of KeyCorp’s Chief Risk Officer, or his/her designee, or consult an external, independent adviser

•	If a member of the Proxy Committee has a conflict (e.g.—family member on board of company—or personal investments, etc.,)—he/she will not vote (or refuse themselves from voting).

RECORDKEEPING

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Victory will retain the following records with respect to proxy voting:

•	copies of all policies and procedures required by Rule 206(4)-6

•	a written record of votes cast on behalf of clients

•	any documents prepared by Victory or the Proxy Committee germane to the voting decision

•	a copy of each written client request for information on how Victory voted proxies on such client’s behalf

•	a copy of any written response by Victory to any written or verbal client request for information on how Victory voted such client’s proxies

GLOSSARY

Blank Check Preferred Stock—A popular term for preferred stock in which the board of directors is given broad discretion to establish voting, conversion, dividend and other rights of preferred stock at the time the board issues the stock. Some boards that have authority to issue blank check preferred stock have used it to create takeover defenses.

Bylaw—Bylaws supplement each company’s charter, spelling out in more specific detail general provisions contained in the charter. Board of Directors often have the power to change bylaw provisions without shareholder approval.

Charter—Also known as the articles of incorporation, the charter sets forth the respective rights and duties of shareholders, officers, and directors. The charter constitutes the fundamental governing rules for each corporation. Shareholder approval is required to amend a company’s charter.

Classified Board—A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; each year, one-third of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.

Confidential Voting—Also known as closed voting or voting by secret ballot, under confidential voting procedures, all proxies, ballots and voting tabulations that identify shareholders are kept confidential. Independent vote tabulators and inspectors of election are responsible for examining individual ballots, while management and shareholders are only told vote totals.

Corporate Governance—Corporate governance is the framework within which corporations exist. Its focus is the relationship among officers, directors, shareholders, stakeholders and government regulators, and how these parties interact to oversee the operations of a company.

Cumulative Voting—Normally, shareholders cast one vote for each director for each share of stock owned. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among candidates for the board. Where cumulative voting is in effect, a minority of shares may be able to elect one or more directors by giving all of their votes to one or several candidates.

Fair Price Requirements—Fair price requirements compel anyone acquiring control of a corporation to pay all shareholders the highest price that the acquirer pays to any shareholder during a specified period of time. Fair price requirements are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.

Greenmail—Greenmail refers to the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company. Greenmail is widely considered to a form of blackmail. Some companies have attempted to deter greenmail by adding anti-greenmail provisions to their chargers.

Indemnification—Indemnification permits corporations to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the corporation. Indemnification often covers judgment awards and settlements as well as expenses. Without indemnifications, or directors’ liability insurance, most companies would be unable to attract outside directors to serve on their boards.

Poison Pill—The popular term for a takeover defense that permits all shareholders other than an acquirer to purchase shares in a company at a discount if the company becomes a takeover target. A company with a pill (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs. The triggering event occurs when an acquirer buys more than a specified amount of a target company’s stock without permission of the target company’s board. Once the pill is triggered, shareholders (except for the acquirer) usually have the right to purchase shares directly from the target company at a 50 percent discount, diluting both ownership interest and voting rights. Most pills have provisions that permit the board to cancel the pill by redeeming the outstanding warrants or rights at nominal cost. Pills can force acquirers to bargain directly with a target company’s board, but they can also be used to deter or to block acquisition bids altogether. Corporations are not required by law to submit their poison pills for shareholder approval, and very few companies have chosen to seek shareholder approval.

Pre-emptive Rights—pre-emptive rights are intended to allow existing shareholders to maintain their proportionate level of ownership by giving them the opportunity to purchase additional shares pro rata before they are offered to the public. pre-emptive rights are something of an anachronism today because shareholders of publicly traded companies who want to maintain their proportionate ownership interest may do so by purchasing shares in the open market. Many companies whose charters have pre-emptive rights provisions have asked shareholders to amend their charters to abolish pre-emptive rights.

Proxy—The granting of authority by shareholders to others, most often corporate management, to vote their shares at an annual or special shareholders’ meeting.

Proxy Contest—Proxy contests take different forms. The most common type of proxy contest is an effort by dissident shareholders to elect their own directors. A contest may involve the entire board, in which case the goal is to oust incumbent management and take control of the company. Or, it may involve a minority of board seats, in which case dissidents seek a foothold position to change corporate strategy without necessarily changing control. Proxy contests may also be fought over corporate policy questions; dissidents may, for example, wage a proxy contest in support of a proposal to restructure or sell a corporation. Many proxy contests are today waged in conjunction with tender offers as a means of putting pressure on a target company’s board to accept the tender offer. In a well-financed proxy contest, dissidents usually print and distribute their own proxy materials, including their own proxy card. Proxy contests usually feature letter writing and advertisement campaigns to win shareholder support.

Proxy Statement—A document in which parties soliciting shareholder proxies provide shareholders with information on the issues to be voted on at an annual or special shareholder’s meeting. The soliciting party generally presents arguments as to why shareholders should grant them their proxy. The information that must be disclosed to shareholders is set forth in Schedule 14A of the Securities Exchange Act of 1934 for a proxy solicited by the company and in Schedule 14B for the act for proxies solicited by others.

Recapitalization Plan—A recapitalization plan is any plan in which a company changes its capital structure. Recapitalization can result in larger or smaller numbers of shares outstanding, or in creation of new classes of stock in addition to common stock. Recapitalization plans must be approved by shareholders.

Reincorporation—Reincorporation refers to changing the state of incorporation. A company that reincorporates must obtain shareholder approval for the move and for the new charter it adopts when it shifts its state of incorporation. Many reincorporations involve moves to Delaware to take advantage of Delaware’s flexible corporate laws.

Restricted Stock—Stock that must be traded in compliance with special SEC regulations concerning its purchase and resale from affiliate ownership, M&A activity and underwriting activity.

Restructuring Plan—A restructuring plan is any plan that involves a significant change in a company’s capital structure. This would include a recapitalization plan, a leveraged buyout, or a major sale of assets. Restructuring plans after shareholder approval before they can be implemented.

Rights of Appraisal—Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Shark Repellent—The term ‘shark repellent’ can refer to any kind of anti-takeover measure. It is a generic term rather than a definition of a specific takeover defense.

Stakeholder Laws—In essence, stakeholder laws state that corporate directors owe a duty to a host of constituencies beyond shareholders: local communities, employees, suppliers, creditors, and others. This is in contrast to the traditional model of the publicly held corporation in law and economics which says that corporate directors have a legally enforceable duty to one constituency—their shareowners.

Street Name/Nominee Name—Holding a customer’s stock ‘in street name’ is when broker-dealers, banks, or voting trustees register the shares held for customer accounts in their own names. Such a system makes it more difficult to obtain shareholder information. Note that often the legal owners are not the beneficial owners of the stock and therefore may not have the power to vote or direct the voting of the stock. The beneficial owners direct the brokers and banks as to whether their identity may be disclosed.

Supermajority—Most state corporation laws require that mergers, acquisitions and amendments to the corporate charter be approved by a majority of the outstanding shares. A company may, however, set a higher requirement by obtaining shareholder approval for a higher threshold. Some supermajority requirements apply to mergers and acquisitions. Others apply to amendments to the charter itself—that is, the charter, or certain parts of it, may be amended in the future only if the amendments receive the specified supermajority level of support.

Unequal Voting—Corporations with dual class capitalization plans usually have two classes of stock with different voting and dividend rights. Typically, one class of stock has higher voting rights and lower dividend rights. Insiders owning the higher voting shares are able to maintain control, even though they usually own only a fraction of the outstanding shares.

Written Consent—The ability to act by written consent to allow shareholders to take action collectively without a shareholders’ meeting. The written consent procedure was developed originally to permit closely held corporations to act quickly by obtaining consents from their shareholders. The procedure is, however, available in many states to publicly traded companies as well, unless prohibited or restricted in a company’s charter. Many companies have sought shareholder approval to restrict or abolish the written consent procedure; their principal reason for doing so is to prevent takeovers opposed by the incumbent board and management.

EXECUTIVE COMPENSATION TERMS

At-the-Money Option—An option with exercise price equal to the current market price.

Bonus Shares—Share awards which in some cases may not vest until various performance goals are met or the employee has remained with the company for a minimum number of years.

Call Option—The right, but not the obligation, to buy shares at a predetermined exercise price before a predetermined expiration date. Holders are rewarded when the option has a ‘positive’ spread, or difference between its exercise price and its market price.

Change-in-Control Provision—A provision in a stock option plan that allows for immediate vesting of outstanding options if certain events take place which may be deemed a change in control, such as the purchase of a majority of the company’s outstanding shares by a third party.

Cliff Vesting—A plan feature providing that all awards vest in full after a specified date. If the employee leaves the company’s employ prior to the vesting date, no partial vesting will occur.

Deferred Stock—A share grant in which the participant receives a specified amount of shares, granted at no cost, if he remain employed with the company for a certain period of time. The participant does not have voting or dividend rights prior to vesting, though dividends typically accumulate until vesting.

Employee Stock Purchase Plan—A plan qualified under Section 423 of the IRS Code, which allows employees to purchase shares of stock through payroll deductions.

Employee Stock Ownership Plan (ESOP)—A qualified defined contribution plan under the IRS Code which allows the ESOP plan trustees to invest up to 100 percent of the plan’s assets in shares or its own company stock. Variants of these plans include the stock bonus plan, the leveraged stock bonus plan (where the trust can borrow money from lending sources to buy more stock), and matching ESOP’s (in which employees match the contribution that the company makes). ESOP’s offer employees tax deferral benefits and companies a tax deduction.

Evergreen Plan—A plan provision that typically increases the number of shares available for the issue under the plan on an annual basis by a predetermined percentage of the company’s common stock outstanding. Such plans often have no termination date and permit the plan to operate indefinitely without further shareholder approval.

Exercise Price—Sometimes referred to as the strike price, this is the price at which shares may be exercised under a plan. Exercise prices may be fixed, variable or tied to a formula.

Formula-Based Stock Incentive Plan—A plan where the participant receives phantom stock or stock-based units, the value of which is based on a formula. This type of plan is similar to a performance share or performance unit plan.

Gun-Jumping Grants—Grants of awards made under a plan or plan amendment prior to shareholder approval of the plan or amendment.

Incentive Stock Options (ISO’s)—Also referred to as qualified stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or above fair market value at grant date. The term of such awards may be ten years or longer. The company is not allowed to take a tax deduction for ISO’s unless a disqualifying disposition takes place.

Indexed Option—The right, but not the obligation, to purchase shares at an exercise price that periodically adjusts upward or downward in relation to a market or industry indicator.

In-the-Money Option—An option with an exercise price below the current market price.

Limited Stock Appreciation Rights (LSAR’s)—These rights are triggered by a change in the ownership or control and are generally granted in tandem with ISO’s or NSO’s. The rights permit the holder to receive a cash payment equal to the difference between the exercise price and the market price without having to make a person cash outlay to exercise the option. The design of these rights permits the holder to receive the higher offer in a two-tier tender offer.

Nonqualified Stock Options (NSO’s)—Also referred to as discounted stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or below fair market value at grant date. The term of such awards may be longer or shorter than ten years. The company receives the tax deduction at the time the executive receives income.

Omnibus Plan—A stock-based incentive plan providing significant flexibility by authorizing the issue of a number of award types, which may include incentive stock options, nonqualified stock options, SAR’s, restricted stock, performance shares, performance units, stock grants, and cash.

Out-of-the-Money Option—An option with an exercise price above the current market price.

Performance Shares—Stock grants contingent upon the achievement of specified performance goals. The number of shares available typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five-year period.

Performance Units—Cash awards contingent upon the achievement of specified performance goals. The amount of cash payable typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five-year period.

Phantom Stock—An award ‘unit’ corresponding in number and value to a specified number of shares of the company’s stock. These units do not represent an ownership interest. The grant of units entitles the employee to a bonus based on any corresponding increase in the value of the stock.

Premium-Priced Options—An option whose exercise price is set above fair market value on grant date.

Put Option—The right, but not the obligation, to sell shares at a predetermined exercise price before a predetermined expiration date.

Pyramiding—A cashless exercise method whereby a portion of the shares under option is used as payment for the exercise price of other options.

Reload Options—Options granted to replace shares owned outright that have been swapped as payment of the option exercise price. At the time of the swap, the company grants a new stock option equal to the number of shares swapped. The reloaded options generally have a new vesting period and the same expiration date as the original options.

Repricing—An amendment to a previously granted stock option contract that reduces the option exercise price. Options can also be repriced through cancellations and regrants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Restricted Stock—A grant of stock, subject to restrictions, with little or not cost to the participant. Such shares are usually subject to forfeiture if the holder leaves the company before a specified period of time; thus, the awards are often used to retain employees. The restrictions usually lapse after three to five years, during which time the holder cannot sell the shares. Typically, the holder is entitled to vote the stock and receives dividends on the shares.

Section 162(m)—The IRS Code Section that limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken.

Shareholder Value Transfer (SVT)—A dollar-based cost which measures the amount of shareholders’ equity flowing out of the company to executives as options are exercised. The strike price of an option is paid at the time of exercise and flows back to the company. The profit spread, or the difference between the exercise price and the market price, represents a transfer of shareholders’ equity to the executive. The time value of money is also a significant cost impacting shareholders’ equity.

Stock Appreciation Rights (SARs)—An award paid in cash or shares to the employee equal to the stock price appreciation from the time of grant to the exercise date. When granted in tandem with options, the exercise of the SAR cancels the option.

Stock Purchase Right—The right to purchase shares of stock at a discount for a set period of time.

Vesting Schedule—A holding period following grant date during which time options may not be exercised.

Volatility—The potential dispersion of a company’s stock price over the life on an option.

Voting Power Dilution (VPD)—The relative reduction in voting power as stock-based incentives are exercised and existing shareholders’ proportional ownership in the company is diluted.

PROXY VOTING POLICY

The Funds have delegated all proxy voting responsibilities to WRIMCO. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO’s corresponding positions.

Board of Directors Issues:

WRIMCO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

WRIMCO will generally vote against proposals requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between WRIMCO and the Funds:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

I. Identifying Conflicts of Interest:  WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

•	Business Relationships—WRIMCO will review any situation for a material conflict where WRIMCO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

•	Personal Relationships—WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•	Familial Relationships—WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. “Material Conflicts”:  WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

III. Procedures to Address Material Conflicts:  WRIMCO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

•	Use a Proxy Voting Service for Specific Proposals—As a primary means of voting material conflicts, WRIMCO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

•	Client directed—If the Material Conflict arises from WRIMCO’s management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

•	Use a Predetermined Voting Policy—If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.

•	Seek Board Guidance—If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Funds’ Board of Directors on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Fund Board and obtain the Board’s consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

Wellington Management Company, llp

Proxy Policies and Procedures

Dated: January 18, 2006

Introduction  Wellington Management Company, llp (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client’s behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

Statement of Policies

As a matter of policy, Wellington Management:

1	Takes responsibility for voting client proxies only upon a client’s written request.

2	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3	Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4	Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6	Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7	Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8	Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9	Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Global Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Global Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington

Management is the responsibility of the Global Corporate Governance Group within the Corporate Operations Department. In addition, the Global Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting

Authorization to Vote.  Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy.  Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation.  To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

Research.  In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting.  Following the reconciliation process, each proxy is compared against Wellington Management’s Proxy Voting Guidelines, and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

•	Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Global Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes.  Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Global Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Global Corporate Governance Committee encourages all personnel to contact the Global Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Global Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Global Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Global Corporate Governance Committee should convene. Any Global Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations  In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending.  Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration.  Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs.  Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Exhibit A

Wellington Management Company, llp

Proxy Voting Guidelines

Dated: January 18, 2006

Introduction  Upon a client’s written request, Wellington Management Company, llp (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These Guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines

Composition and Role of the Board of Directors

•	Election of Directors: Case-by-Case

Wellington Management Company believes that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

•	Classify Board of Directors: Against

We will also vote in favor of shareholder proposals seeking to declassify boards.

•	Adopt Director Tenure/Retirement Age (SP): Against

•	Minimum Stock Ownership by Directors (SP): Case-by-Case

•	Adopt Director & Officer Indemnification: For

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

•	Allow Special Interest Representation to Board (SP): Against

•	Require Board Independence: For

Wellington Management Company, LLP believes that, in the absence of a compelling counter-argument, at least 65% of a board should be comprised of independent directors. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

•	Require Key Board Committees to be Independent: For

Key board committees are the Nominating, Audit, and Compensation Committees.

•	Require a Separation of Chair and CEO or Require a Lead Director: Case-by-Case

•	Approve Directors’ Fees: For

•	Approve Bonuses for Retiring Directors: Case-by-Case

•	Elect Supervisory Board/Corporate Assembly: For

•	Elect/Establish Board Committee: For

•	Adopt Shareholder Access/Majority Vote on Election of Directors (SP): Case-by-Case

Management Compensation

•	Adopt/Amend Stock Option Plans: Case-by-Case

•	Adopt/Amend Employee Stock Purchase Plans: For

•	Approve/Amend Bonus Plans: Case-by-Case

•	Approve Remuneration Policy: Case-by-Case

•	Exchange Underwater Options: Case-by-Case

Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

•	Eliminate or Limit Severance Agreements (Golden Parachutes): Case-by-Case

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

•	Shareholder Approval of Future Severance Agreements For

Covering Senior Executives (SP):

•	Expense Future Stock Options (SP): For

•	Shareholder Approval of All Stock Option Plans (SP): For

•	Require Senior Executives to Own and Hold Company Case-by-Case

Stock, not Including Options (SP):

•	Disclose All Executive Compensation (SP): For

Reporting of Results

•	Approve Financial Statements: For

•	Set Dividends and Allocate Profits: For

•	Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•	Ratify Selection of Auditors and Set Their Fees: Case-by-Case

Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

•	Elect Statutory Auditors: Case-by-Case

•	Shareholder Approval of Auditors (SP): For

Shareholder Voting Rights

•	Adopt Cumulative Voting (SP): Against

•	Vote on or Redeem Poison Pill (SP): For

•	Authorize Blank Check Preferred Stock: Against

•	Eliminate Right to Call a Special Meeting: Against

•	Increase Supermajority Vote Requirement: Against

•	Adopt Anti-Greenmail Provision: For

•	Adopt Confidential Voting (SP): Case-by-Case

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

•	Approve Unequal Voting Rights: Against

•	Remove Right to Act by Written Consent: Against

•	Approve Binding Shareholder Proposals: Case-by-Case

Capital Structure

•	Increase Authorized Common Stock: Case-by-Case

•	Approve Merger or Acquisition: Case-by-Case

•	Approve Technical Amendments to Charter: Case-by-Case

•	Opt Out of State Takeover Statutes: For

•	Authorize Share Repurchase: For

•	Authorize Trade in Company Stock: For

•	Approve Stock Splits: Case-by-Case

We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

•	Approve Recapitalization/Restructuring: Case-by-Case

•	Issue Stock with or without Preemptive Rights: For

•	Issue Debt Instruments: Case-by-Case

Social Issues

•	Endorse the Ceres Principles (SP): Case-by-Case

•	Disclose Political and PAC Gifts (SP): Case-by-Case

Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

•	Require Adoption of International Labor Organization’s Fair Labor Principles (SP): Case-by-Case

•	Report on Sustainability (SP): Case-by-Case

Miscellaneous

•	Approve Other Business: Against

•	Approve Reincorporation: Case-by-Case

•	Approve Third-Party Transactions: Case-by-Case

Western Asset

PROXY VOTING

BACKGROUND

Western Asset Management Company and Western Asset Management Company Limited (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.  Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.  Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.  Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.  Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.  Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.  Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.  Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.  Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.  Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.  Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION

AllianceBernstein L.P.

Diversified Value Fund

Team Description:

The management of and investment decisions for the Fund’s portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

Registered Investment Companies:*

Total Number of Non-Mass Mutual Accounts:	26
Total Assets in Non-Mass Mutual Accounts:	$19,569,405,957
Number of Performance-Based Accounts:	1
Total Assets in Performance-Based Accounts:	$6,235,831,629

Other Pooled Investment Vehicles:*

Total Number of Non-Mass Mutual Accounts:	31
Total Assets in Non-Mass Mutual Accounts:	$949,214,413
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Other Accounts:*

Total Number of Non-Mass Mutual Accounts:	239
Total Assets in Non-Mass Mutual Accounts:	$10,449,652,880
Number of Performance-Based Accounts:	4
Total Assets in Performance-Based Accounts:	$828,560,626

*	Information as of 12/31/05.

Ownership of Securities:    The portfolio managers do not own any shares of the Diversified Value Fund.

Large Cap Growth Fund

Team Description:

The management of and investment decisions for the Fund’s portfolio are made by AllianceBernstein’s US Large Cap Growth Team, which is responsible for management of all of the Adviser’s US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Ms. Stephanie Simon and Mr. Jason Ley are responsible for day-to-day management of the Fund’s portfolio.

Stephanie Simon

Registered Investment Companies:*

Total Number of Non-Mass Mutual Accounts:	0
Total Assets in Non-Mass Mutual Accounts:	N/A
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Other Pooled Investment Vehicles:*

Total Number of Non-Mass Mutual Accounts:	0
Total Assets in Non-Mass Mutual Accounts:	N/A
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Other Accounts:*

Total Number of Non-Mass Mutual Accounts:	9
Total Assets in Non-Mass Mutual Accounts:	$471,953,988
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Jason Ley

Registered Investment Companies:*

Total Number of Non-Mass Mutual Accounts:	1
Total Assets in Non-Mass Mutual Accounts:	$42,861,567
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Other Pooled Investment Vehicles:*

Total Number of Non-Mass Mutual Accounts:	2
Total Assets in Non-Mass Mutual Accounts:	$32,333,090
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Other Accounts:*

Total Number of Non-Mass Mutual Accounts:	17
Total Assets in Non-Mass Mutual Accounts:	$428,685,641
Number of Performance-Based Accounts:	1
Total Assets in Performance-Based Accounts:	$21,734,043

*	Information as of 12/31/05.

Ownership of Securities:    The portfolio managers do not own any shares of the Large Cap Growth Fund.

Investment Professional Conflict of Interest Disclosure.

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.

Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.

Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities.

Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation.

Alliance’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance’s leadership criteria.

(iii)

Discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”): Alliance’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.[1]

(iv)	Contributions under Alliance’s Profit Sharing/401(k) Plan: The contributions are based on Alliance’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

Clover Capital Management, Inc.

The portfolio managers of the Small Company Value Fund are Michael E. Jones, Lawrence R. Creatura and Stephen K. Gutch.

Compensation:

As Chief Executive Officer, Mr. Jones is compensated with a base salary and he earns dividends through his ownership of Clover Capital Management, Inc. stock. Mr. Jones also receives a de minimus amount as an annual commission for his clients placed in a limited partnership managed by Clover Capital.

As Portfolio Manager, Mr. Creatura is compensated with a base salary as well as a bonus plan. The bonus will vary based on performance of the Clover Small Cap Value product as measured in a weighted average percentile rank versus the peer universe. The bonus amount is calculated at the end of each calendar quarter. Mr. Creatura is also a significant shareholder of Clover Capital Management, Inc. in which he earns dividends through his ownership of the Firm. Additionally, Mr. Creatura receives a Portfolio Manager Bonus on a limited partnership based upon a combination of net revenues and Fund performance.

As Portfolio Manager, Mr. Gutch is compensated with a base salary as well as a bonus plan. The bonus will vary based on performance of the Clover Small Cap Value product as measured in a weighted average percentile rank versus the peer universe. The bonus amount is calculated at the end of each calendar quarter. Mr. Gutch is also a shareholder of Clover Capital Management, Inc. in which he earns dividends through his ownership of the Firm.

Ownership of Securities:    There are no equity securities in the Fund beneficially owned by Mr. Jones, Mr. Creatura or Mr. Gutch.

Other accounts managed as of December 31, 2005:

Michael E. Jones

Registered investment companies	2
Total Assets	$486 Million

Other pooled investment vehicles	8
Total Assets	$53.1 Million

Other Accounts

Please note there are other privately managed accounts for which Mr. Jones is only responsible for creating the investment model, but we employ a team of portfolio coordinators who are charged with the day-to-day management of these other privately managed accounts.

The advisory fees on all of the accounts referenced above are based on assets under management. There are three accounts included above that have an additional performance based fee.

Other accounts managed as of December 31, 2004:

Lawrence R. Creatura

Registered investment companies	1
Total Assets	$368.3 Million

Other pooled investment vehicles	3
Total Assets	$24.4 Million

Other Accounts

Please note there are other privately managed accounts for which Mr. Creatura is only responsible for creating the investment model, but we employ a team of portfolio coordinators who are charged with the day-to-day management of these other privately managed accounts.

The advisory fees on all of the accounts referenced above are based on assets under management. There is one account included above that has an additional performance based fee.

Stephen K. Gutch

Registered investment companies . . . .	1
Total Assets . . . . . . . . . . . . . . . . .	$368.3 Million

Other pooled investment vehicles . . . . .	0
Total Assets . . . . . . .	$0

Other Accounts

Please note there are other privately managed accounts for which Mr. Gutch is only responsible for creating the investment model, but we employ a team of portfolio coordinators who are charged with the day-to-day management of these other privately managed accounts.

The advisory fees on all of the accounts referenced above are based on assets under management.

Conflicts of Interest:    With respect to potential conflicts between various types of portfolios managed by Clover Capital, the Firm avoids such conflict since its portfolios are broken out by capitalization ranges, and the investment opportunities are allocated accordingly. With respect to potential conflicts among accounts within a specific portfolio, the Firm utilizes a rotational trading system among the accounts, thereby ensuring fair and impartial treatment of the accounts.

Cooke & Bieler, L.P.

The portfolio managers of the Focused Value Fund are: Michael M. Meyer, James R. Norris, Kermit S. Eck, Edward W. O’Connor, R. James O’Neil, Mehul Trivedi and Daren C. Heitman.

Information below is as of 12/31/05.

	# of Registered Investment Companies Managed	# of Other Pooled Investment Vehicles Managed	# of Other Accounts Managed
The Portfolio Managers listed above manage the following types of accounts:	5	1	203
Total assets of above accounts ($)	$1.6 billion	$42 million	$6.0 billion

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Advisory fee is based on performance for:
Number of above accounts	0	0	3
Total assets of above accounts ($)	NA	NA	$468.6 million

There are no material conflicts that may arise in connection with Cooke & Bieler’s management of the Fund’s investments and the other accounts. The Portfolio Managers manage accounts on a team basis. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers have not experienced material conflicts of interest in managing multiple accounts.

Type of compensation How compensation is determined	Salary	Bonus	Deferred Compensation	Pension and Retirement Plan	Other (explain)	Cash	Non-Cash
Fixed	X	☐	X	☐	X	☐	☐
Pre-Tax Performance	☐	X	☐	☐	☐	☐	☐
After-Tax Performance	☐	☐	☐	☐	☐	☐	☐

Compensation is based on the following:

base salary

annual bonus based upon performance from the bonus pool

partners of Cooke & Bieler receive a return proportionate to their investment based upon the firm’s overall success.

Bonus allocations are determined by an annual peer review process conducted by the investment team. Allocations vary, depending primarily on the 4 year rolling investment results attributed to each individual.

Securities Ownership of Portfolio Managers:

	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Fund Name
Focused Value Fund	X	☐	☐	☐	☐	☐	☐	☐

Davis Selected Advisers, L.P.

The Portfolio Managers of the Large Cap Value Fund are Christopher Davis and Kenneth Feinberg. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.

Other Accounts Managed:    As of December 31, 2005 Christopher Davis served as portfolio manager for (i) 24 registered investment companies with approximately $57 billion in total net assets, (ii) 10 other pooled investment vehicles with approximately $1 billion in total net assets, and approximately 37 thousand other accounts (primarily managed money/wrap accounts) with approximately $11 billion in total net assets. None of these accounts pays Davis Advisors a performance fee.

As of December 31, 2005 Kenneth Feinberg served as portfolio manager for (i) 24 registered investment companies with approximately $57 billion in total net assets, (ii) 10 other pooled investment vehicles with approximately $1 billion in total net assets, and approximately 37 thousand other accounts (primarily managed money/wrap accounts) with approximately $11 billion in total net assets. None of these accounts pays Davis Advisors a performance fee.

Potential Conflicts of Interest:    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

➢	The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

➢	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

➢	With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Davis Advisors other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

➢	Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly overtime. Davis Advisors does not receive an incentive based fee on any account.

Structure of Compensation:    Kenneth Feinberg’s compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis’ annual compensation as an employee and general partner of Davis Advisors consists of a base salary. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Ownership of Fund Shares:    Neither Christopher Davis nor Kenneth Feinberg own any shares of the Large Cap Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds which are managed in a similar style.

Eagle Asset Management, Inc.

The portfolio manager of the Small Company Growth Fund is Bert Boksen.

Other Accounts Managed and Potential Conflicts of Interest:

Bert Boksen

	Number of Accounts*	Total Assets*
➢ registered investment companies:	9	926,835,142

➢ other pooled investment vehicles:	1	28,379,409

➢ other accounts:	1839	869,328,868

*12/31/05

Potential Conflicts

Eagle currently holds a 51% ownership interest in EB Management I, LLC, which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnership.

On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle’s client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle’s clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.

Eagle does not invest assets of clients’ accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and it’s subsidiaries may have investment interest in such investment partnership.

Conflicts of Interest

Eagle’s portfolio manager manages other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle’s Code of Ethics, there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

Securities Ownership of Portfolio Manager:

Portfolio Manager	none	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Bert Boksen	✓

Information about the Portfolio Manager’s compensation:

Mr. Boksen is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys;

Mr. Boksen, along with other Portfolio managers, participates in a revenue-sharing program that provides incentives to build a successful investment program over the long term;

Additional deferred compensation plans are provided to key investment professionals;

Mr. Boksen, along with all employees, receives benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan.

There is no difference between the method used to determine Mr. Boksen’s compensation with respect to the Fund and other Funds managed by Mr. Boksen.

Mr. Boksen’s additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I.

Mr. Boksen also receives Stock option awards as part of his annual Bonus. These stock option awards vest over a three year period.

Mr. Boksen’s compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted.

Mr. Boksen’s benchmarks for evaluation purposes include LipperFund Index for Mutual Fund performance and the Russell 2000 Index for separate accounts, along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

EARNEST Partners, LLC

The portfolio manager for the Small Company Value Fund is Paul Viera.

The following table sets forth certain additional information with respect to the portfolio manager for the Fund. Unless noted otherwise, all information is provided as of December 31, 2005.

A. Other Accounts Managed by Portfolio Manager.  The table below identifies, for the portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Portfolio	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Paul E. Viera	12 Registered Mutual Funds with $2,960.7 million in total assets under management.	8 Unregistered Pooled Investment Vehicles with $18.2 million in assets under management.	272 Other Accounts with $15,610.2 million in total assets under management.
		None	1 Unregistered Pooled Investment Vehicle with $25.5 million in assets under management.	9 Other Accounts with $580.7 million in total assets under management.

Compensation:

All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service.

Equity ownership is another component of compensation for the portfolio manager. The Firm is employee-owned.

Conflicts of Interest:

No material conflicts of interest exist. All accounts are managed to model portfolios that are approved by the investment committee, and trades are allocated pro-rata to all accounts so that no one account is advantaged over another pursuant to trade allocation policies and procedures.

Ownership of Securities:    The portfolio manager does not own any shares of the Fund.

Fidelity Management & Research Company

Brian Hogan is the portfolio manager of the Value Equity Fund and receives compensation for his services. As of December 31, 2005, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The portfolio manager’s bonus is based on several components. The primary components of the portfolio manager’s bonus are based on the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, rolling periods of up to five years for the comparison to a Lipper peer group, and rolling periods of up to three years for the comparison to a Morningstar peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of the portfolio manager’s bonus that is linked to the investment performance of the fund is based on the fund’s pre-tax investment performance measured against the Russell 1000 Value Index, the fund’s pre-tax investment performance within the Lipper Large Cap Value Funds Classification and the fund’s pre-tax investment performance within the Morningstar Large Cap Value Category. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR’s parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the fund’s Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Hogan as of December 31, 2005:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	1	None
Number of Accounts Managed with Performance-Based Advisory Fees	1	None	None
Assets Managed (in millions)	$1,063	$560	None
Assets Managed with Performance-Based Advisory Fees (in millions)	$213	None	None

*	Includes Value Equity Fund ($98 (in millions) assets managed).

The dollar range of shares of the Value Equity Fund beneficially owned by Mr. Hogan as of December 31, 2005 was $0.

Goldman Sachs Asset Management, L.P.

Robert C. Jones and Melissa R. Brown are the portfolio managers of the Small Cap Core Equity Fund.

Other Accounts Managed:

	Number of Other Accounts Managed and Total Assets (in millions) by Account Type *			Number of Accounts and Total Assets (in millions) for Which Advisory Fee is Performance-Based*
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Melissa Brown	14702(56)	11615(20)	27925(392)			4111(17)

Robert C. Jones	14702(56)	11615(20)	64888(537)			9489(36)

*The	information is provided as of 12/31/05.

Quantitative Domestic Equity Portfolio Management Team Base Salary and Performance Bonus:

Goldman Sachs Asset Management (“GSAM”) provides generous compensation packages for its investment professionals, which are comprised of a base salary and a performance bonus. The year-end performance bonus is a function of each professional’s individual performance; his or her contribution to the overall performance of the group; the performance of GSAM; the profitability of Goldman Sachs; and anticipated compensation levels among competitor firms.

Portfolio management teams are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual’s compensation depends on his/her contribution to the team as well as his/her ability to work as a member of the team.

The portfolio management team’s performance measures are aligned with GSAM’s goals to:

(1)  Exceed benchmark over one-year and three-year periods;

(2)  Manage portfolios within a defined range around a targeted tracking error;

(3)  Perform consistently with objectives and client commitments;

(4)   Achieve top tier rankings and ratings; and

(5)  Manage all similarly mandated accounts in a consistent manner.

Performance-related remuneration for portfolio managers is significantly influenced by the following criteria:

(1)  Overall portfolio performance and consistency of performance over time;

(2)  Consistency of performance across accounts with similar profiles;

(3)  Compliance with risk budgets; and

(4)  Communication with other portfolio managers within the research process.

In addition, detailed portfolio attribution is critical to the measurement process.

The benchmark for this Fund is the Russell 2000 Index.

Other Compensation:

In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Conflicts of Interest:

GSAM’s portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Securities Ownership of Portfolio Managers:

None of the portfolio managers own shares of the Fund.

Grantham, Mayo, Van Otterloo & Co. LLC

The senior member of the portfolio management team of the Growth Equity Fund is Sam Wilderman.

Portfolio management team Select Growth Equity Fund	Other registered investment companies managed (including other non-GMO mutual fund subadvisory relationships)
	Number of accounts	Total assets
Sam Wilderman	25	$20,160,739,142.01

	Other registered investment companies managed for which GMO receives a performance-based fee (including other non-GMO mutual fund subadvisory relationships)
	Number of accounts*	Total assets*
Sam Wilderman	3	$4,289,764,993.92

*	Subset of accounts and assets noted above

Portfolio management team Select Growth Equity Fund	Other pooled investment vehicles managed (world-wide)
	Number of accounts	Total assets
Sam Wilderman	6	$1,611,842,995.73

	Other pooled investment vehicles managed (world-wide) for which GMO receives a performance- based fee
	Number of accounts*	Total assets*
Sam Wilderman	5	$1,551,639,226.07

*	Subset of accounts and assets noted above

Portfolio management team Select Growth Equity Fund	Separate accounts managed (world-wide)
	Number of accounts	Total assets
Sam Wilderman	22	$3,028,078,801.06

	Separate accounts managed (world-wide) for which GMO receives a performance-based fee
	Number of accounts*	Total assets*
Sam Wilderman	8	$1,473,310,270.77

*	Subset of accounts and assets noted above

Description of material conflicts:    Whenever a portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and such other accounts. GMO believes several factors limit the conflicts between the Fund and other similar stock accounts managed by the Fund’s portfolio management team or individual members of the team. First, discipline and constraints are imposed because the investment programs of the Fund and other similar accounts are determined based on quantitative models. Second, all portfolio management team members are aware of and abide by GMO’s trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the Fund’s portfolio management team and GMO’s Investment Analysis team to ensure that any divergence in expected performance is adequately explained by differences in the client’s investment guidelines and timing of cash flows.

Description of the structure of, and the method used to determine, the compensation of each member of the Fund’s portfolio management team:    The senior member of the Fund’s portfolio management team is a member (partner) of GMO. Compensation for the senior member consists of a base salary, a partnership interest in the firm’s profits and possibly an additional, discretionary, bonus. Compensation does not disproportionately reward out-performance by higher fee/performance fee products. GMO’s Compensation Committee sets the senior member’s base salary taking into account current industry norms and market data to ensure that the base salary is competitive. The Compensation Committee also determines the senior member’s partnership interest, taking into account the senior member’s contribution to GMO and GMO’s mission statement. A discretionary bonus may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each member’s compensation is based on his individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. Partnership interests in GMO are the primary incentive for senior level persons to continue employment at GMO. GMO believes that partnership interests provide the best incentive to maintain stability of portfolio management personnel.

Dollar range of fund securities owned by each member of the fund’s portfolio management team:    As of the Fund’s most recently completed fiscal year, the senior member of the team has no beneficial interest in the Fund’s shares.

Harris Associates L.P.

Robert M. Levy and Floyd J. Bellman are portfolio managers of the Focused Value Fund, and David G. Herro and Chad M. Clark are portfolio managers of the Overseas Fund (collectively, the “Funds”).

Portfolio Managers’ Management of Other Accounts:

The Portfolio Managers of the Funds managed other accounts in addition to managing the Funds. The following table sets forth the number and total assets of the mutual funds and other accounts managed by each Portfolio Manager as of December 31, 2005. None of these accounts has an advisory fee based on the performance of the account.

Fund	Name of Portfolio Manager	Registered Investment Companies (other than Mass Mutual Funds)		Other Pooled Investment Vehicles		Other Accounts[1]
		Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mass Mutual Select Focused Value	Robert M. Levy	5	$2,862,527,895	2	$176,272,967	487[2]	$2,739,194,864

	Floyd J. Bellman	3	$2,280,147,040	2	$176,272,967	193	$549,293,842
Mass Mutual Select Overseas	David Herro	6	$9,436,543,528	4	$4,913,549,657	14	$2,752,789,683

	Chad Clark	4	$1,594,316,706	2	$1,510,611,115	10	$1,991,096,106

Material Conflicts of Interest:

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris’ policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.

[1]	Personal investment accounts of portfolio managers and their families are not reflected.
[2]	This number includes approximately 300 accounts that are managed pursuant to a “model portfolio” and involve no direct client communications. It also includes many client relationships with multiple accounts, and therefore the number of accounts greatly exceeds the number of relationships.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Portfolio Manager Compensation Structure:

Each of the Funds’ portfolio managers is compensated solely by Harris Associates L.P. (the “Firm”), a sub-adviser. Compensation for each of the portfolio managers is based on the Firm’s assessment of the individual’s long-term contribution to the investment success of the Firm and is structured as follows:

(1)	Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

(2)	Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Firm’s domestic and international investment groups is divided among the senior level employees of each group and is paid out annually.

(3)	Participation in a long-term compensation plan that provides current compensation to certain key employees of the Firm and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of each portfolio manager’s participation in the discretionary bonus pool and the compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of the Firm’s domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of portfolio managers include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P500 and 40% Lehman Bond Index), Morgan Stanley Capital International EAFE (Europe, Australasia Far East) Index, and the Firm’s approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over one and three-year periods and on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual’s other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

Ownership of Securities:    None of the portfolio managers own any shares of the Funds.

Massachusetts Financial Services Company

The portfolio managers for the Overseas Fund (the “Fund”) are David Mannheim and Marcus Smith.

Other Accounts Managed*:

David Mannheim
‘40 Act #Funds	TNA	Other Pooled #Funds	TNA	Non-Pooled #Funds	TNA
17	$8,428,057,586	5	$1,431,567,755	84	$15,688,100,513

Performance Based:				7	$1,072,078,082

Marcus Smith
‘40 Act #Funds	TNA	Other Pooled #Funds	TNA	Non-Pooled #Funds	TNA

10	$7,034,068,480	0	$0	27	$4,438,638,112

Performance Based:				1	$23,402,085

*	As of 12/31/05
**	Includes the assets of the Fund

TNA = Total Net Assets

Compensation:

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary—Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

•	Performance Bonus—Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

—	The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices, with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

—	The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Ownership of Fund Shares:

None

Potential Conflicts of Interest:

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts. In certain instances there may be securities which are suitable for a Fund’s portfolio as well as for accounts with similar investment objectives of MFS or subsidiary of MFS. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund. MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund — for instance, those that pay a higher advisory fee and/or have a performance fee.

Mazama Capital Management, Inc.

The portfolio managers of the Small Company Growth Fund are Ronald A. Sauer and Stephen C. Brink.

Other accounts managed:

Registered investment companies

Number of accounts:	14
Total assets:	1.62 Billion

Other pooled investment vehicles

Number of accounts:	1
Total assets:	80 Million

Other accounts

Number of accounts:	67
Total assets:	5.067 Billion

For the accounts listed above, two accounts with total assets of $296 million have an advisory fee which is based on the performance of the account.

Mazama’s Investment Team consists of the two primary Portfolio Managers (Messrs. Sauer and Brink) noted above, four Sector Portfolio Managers and four Research Analysts, each of whom conducts research and plays an active role in portfolio decision making for the Fund. The primary Portfolio Managers oversee investment decision making across all industry groups and sectors, while each Sector Portfolio Manager is responsible for one or more of the five primary sectors in the portfolio (Technology, Financial Services, Consumer Discretionary, Healthcare and Producer Durables). The additional Research Analysts support the primary Portfolio Managers and Sector Portfolio Managers in identifying investments for the Fund. Each member of the Investment Team utilizes the firm’s proprietary Price Performance Model (“PPM”) to evaluate investments as part of the day-to-day management of the Fund.

Compensation

Mazama’s compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.

The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Each Portfolio Manager and Research Analyst receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. The performance based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. The Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and the returns of the benchmark for the portion of the Fund managed by Mazama (i.e. Russell 2000 Growth Index, Russell 2500 Growth Index, Russell Mid Cap Growth or Russell 3000 Growth Index).

Equity based incentives have been a significant part of Mazama’s compensation plan since the firm’s inception. In total, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.

Conflicts of Interest

As every member of the Investment Team has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.

The compensation paid to Mazama for managing the Fund is based on a percentage of assets under management rather than a share of the gains. As described above, members of the Investment Team, as equity owners and by receiving a share of portfolio management fees, benefit from Mazama’s revenues and profitability. Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Mazama compared to small accounts. Two accounts pay fees based on a percentage of assets that can increase and decrease based on performance against a benchmark index. These two accounts are managed consistently with their stated investment strategy. Despite these differences, Mazama believes that its trade allocation and other compliance procedures effectively address any related conflicts of interest. Otherwise, no member of the Investment Team is compensated in a way that would add to those conflicts of interest by creating an incentive to favor particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Fund or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services. Mazama allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a member of the Investment Team identifies a limited investment opportunity that may be suitable for more than just the Fund or another client account, the Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Mazama aggregates orders for the Fund with orders from each of its other client accounts participating in the same strategy in order to ensure that clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

Mazama has adopted policies and procedures to address and prevent the above conflicts of interest; however there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Ownership of Securities:    Neither Ronald Sauer nor Stephen Brink own any shares of the Small Company Growth Fund.

Navellier & Associates, Inc.

Michael Borgen is the lead portfolio manager for the Mid Cap Growth Equity Fund and is primarily responsible for the day-to-day management of the Fund.

Louis G. Navellier sets the strategies and guidelines for the Mid Cap Growth Equity Fund and oversees the Funds’ portfolio management activities. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Fund.

Other Accounts Managed:

(1) Michael Borgen

(2) The number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

(A) Registered investment companies;

(B) Other pooled investment vehicles

Micro-to-Small Cap Growth Strategy—1 account (mutual fund); $23.26 million

(C) Other accounts

Micro-to-Small Cap Growth Strategy—1 account; $0.10 million

Small Cap Growth Strategy—54 accounts; $12.41 million

(1) Louis Navellier

(2) The number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

(A) Registered investment companies;

(B) Other pooled investment vehicles

(C) Other accounts

Small to Mid Cap Growth Strategy—1,829 accounts; $770.54 million. Accounts include wrap accounts.

In the Small to Mid Cap Growth Portfolio, 162 accounts ($150 million) have advisory fees based on the performance of the account.

Conflicts of Interest:

Although liquidity constraints are unlikely to impede Navelliers’ ability to manage the Fund and other Mid Cap Growth investment products managed by Navellier, in the event that an investment has limited liquidity, Navellier will follow its policies for aggregation and allocation of transactions.

Aggregation and Allocation of Transactions Policy

Although each client account is individually managed, Navellier often purchases and/or sells the same securities for many accounts. When possible, Navellier aggregates the same transactions in the same securities for many clients who have the same brokerage firm or custodian. Similarly, when possible, Navellier aggregates the same transactions in the same securities for many clients for whom Navellier has discretion to direct brokerage. Clients in an aggregated transaction each receive the same price per share of unit, but, if they have directed brokerage to a particular broker, they may pay different commissions.

If more than one price is paid for securities in an aggregated transaction, each client in the aggregated transaction will typically receive the average price paid for the securities in the same aggregate transaction on that day. If Navellier is unable to fill an aggregated transaction completely, but receives a partial fill of the aggregated transaction, Navellier will normally allocate the partially filled transaction to clients based on an equitable rotational system.

Navellier may place orders for transactions in certain securities initially only for those accounts which are custodied at the Banks or at brokerage firms that permit Navellier to place trades for accounts custodied at that firm with other brokerage firms. Accounts custodied at brokerage firms which do not permit Navellier to place transactions with other brokerage firms may not be able to participate in the initial transaction, and may not be able to participate in the same gains or losses as other clients whose accounts are not so restricted.

After Navellier has determined which client accounts are able to participate in an aggregated transaction, typically the trading sequence follows a rotational system (by custodian) so that clients of each brokerage firm, bank custodian, or trust company will have their opportunity to participate in a transaction first. The actual client trade allocation sequence within each custodial group in the rotation is usually made on a pro rata basis. This rotational trading mechanism and allocation process of client transactions aims to provide, over the long-run, for fair treatment for each client account.

Compensation:

Portfolio managers receive a base salary and incentive compensation based upon performance and asset growth of the portfolio(s) for which they are responsible. Incentive compensation takes the form of a significant percentage of the revenues associated with portfolios for which they are responsible.

Navellier has established an options program to retain senior management and investment management personnel. Options allow key employees to have an equity stake in the firm. Options are granted to key employees dependent upon various measures such as asset growth and performance. Key employees all participate in incentive compensation plans. All other employees are eligible for participation in an annual bonus based on firm profitability.

Prior to January 1, 2005, key employees received bonuses based on asset growth in the form Equity Appreciation Rights (EARs). EARs are revalued each quarter; as total firm wide assets increase or decline, so does the share price for the EARs. Navellier employees are able to liquidate EARs on a quarterly basis. Navellier curtailed this program due to changes in the U.S. tax code that were focused on deferred compensation programs. Employees may continue to hold EARs granted prior to the changes to the U.S. tax code, but no new EARs may be granted.

Medical insurance is provided at virtually no cost to all employees and their families as well disability insurance and optional dental plans. In addition, Navellier has an established 401k plan to assist employees with retirement savings.

Ownership of Securities:    The portfolio managers do not own any shares of the Fund.

Northern Trust Investments, N.A.

Chad M. Rakvin is primarily responsible for the day-to-day management of the Indexed Equity Fund and the OTC 100 Fund.

Other Accounts Managed by Chad Rakvin:

The table below discloses other accounts for which Chad M. Rakvin was jointly and primarily responsible for the day-to-day portfolio management as of December 31, 2005.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Registered Investment Companies:	15	$11,008,444,664	0	$0
Other Pooled Investment Vehicles:	23	$55,599,445,574	0	$0
Other Accounts:	63	$42,368,898,092	0	$0

Conflicts of Interest:

NTI’s portfolio managers are often responsible for managing one or more Funds and other accounts; including proprietary accounts, separate accounts and other pooled investment vehicles like unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than a Fund and may also have a performance-based fee. The side-by-side management of the Funds, separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices like cross trading between a Fund and another account raise conflicts of interest issues. NTI has developed policies and procedures that are intended to mitigate those conflicts.

Compensation:

The compensation for the index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager’s performance and contribution to his or her respective team. For the index funds’ portfolio managers, the variable incentive award is not based on performance of the Funds or the amount of assets held in the funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Disclosure of Securities Ownership:

A.	For the most recently completed fiscal year ended December 31, 2004, please provide in the table below beneficial ownership of shares of the Portfolio by you. Please note that the Portfolio’s Statement of Additional Information will only provide a dollar range of each individual’s holdings in each investment portfolio ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 to $500,000, $500,001 to $1,000,000, or over $1,000,000).

Beneficial ownership of shares exists where a person either: (a) has a direct or indirect pecuniary interest (i.e., the opportunity to profit from a transaction) in such securities (including securities held in a partnership of which the person is a general partner, securities held in a revocable trust and securities that may be acquired upon exercise of an option or other right, or through conversion); or (b) directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power (i.e. the power to vote or direct the vote) or investment power (i.e. the power to buy or sell or direct the purchase or sale) with respect to such securities.

Shares Beneficially Owned	Dollar ($) Value of Shares Beneficially Owned by You Because You Had a Direct or Indirect Pecuniary Interest	Dollar ($) Value of Shares in
Which You Did Not Have a
Direct or Indirect Pecuniary
Interest but Were Beneficially
Owned by You Because You
Had Sole or Shared Voting or
Investment Power or Had the
Right to Acquire Sole or Shared
Voting or Investment Power

Chad M. Rakvin	0	$0	$0

RS Investment Management, L.P.

James Callinan is the portfolio manager for the Emerging Growth Fund.

Other Accounts Managed*:

Registered Investment Companies**:

Number of Accounts:	4
Total Assets in Accounts:	1,108,128,853
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Other Pooled Investment Vehicles:

Number of Accounts:	2
Total Assets in Accounts:	$113,491,772
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

Other Accounts:

Number of Accounts:	11
Total Assets in Accounts:	276,485,297
Number of Performance-Based Accounts:	0
Total Assets in Performance-Based Accounts:	N/A

*	As of 12/31/05
**	Includes 2 MassMutual accounts

Compensation:    RS Investments is an employee-owned investment firm. The firm has two separate investment advisory operating divisions, each with separate compensation and profit sharing structures. Each of the firm’s portfolio managers is part of either the Growth Group or the Value Group. James L. Callinan is a member of the Growth Group (the “Group”).

In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with G. Randall Hecht, Chairman of RS Investments, and Terry R. Otton, Chief Executive Officer of RS Investments, the leaders of the Group (James L. Callinan, John L. Wallace, and William J. Wolfenden III), determined all salaries and bonuses for the Group for the fiscal year ended December 31, 2005. Salaries were based on industry standards, as described above.

Bonuses within the Group were based on a number of factors, including: (1) pre-tax investment performance for each account managed by a portfolio manager against a relevant peer group over one- and three-year periods, with an emphasis on the most recent one-year period; and (2) experience.

Assets under management did not directly affect any individual’s salary or bonus, although the amount of the Group’s assets under management affected the fee revenue attributable to the Group, which in turn affected the maximum amount of money available for the Group’s aggregate salaries and bonuses.

In addition, the Group’s portfolio managers participated in the profits of the Group based on their profit sharing percentages. The Group’s leaders, in consultation with Mr. Hecht and Mr. Otton, set these percentages at the beginning of each year based on a number of factors, including tenure, assets under management, long-term investment performance (compared to appropriate benchmarks), and overall contribution to the Group’s investment process.

Some of the Group’s portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits in addition to Group profits.

Conflicts of Interest:    Whenever a portfolio manager manages multiple accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of each account and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities among the accounts. In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security. For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account. RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of multiple accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of its clients. RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investment’s policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RS Investments’ policy that when the amount of securities of a particular issuer available to RS Investments’ client accounts in an initial public offering is insufficient to meet the requirements of each account for which a portfolio manager has determined that the purchase of such securities is appropriate, RS Investment generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RS Investments’ policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investment’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

Ownership of Securities:    The portfolio manager does not own any shares of the Fund.

Salomon Brothers Asset Management Inc

The portfolio managers for the Strategic Balanced Fund are John G. Goode and Peter Hable.

Other Accounts Managed:

	Number Of Accounts	Total Assets
Goode and Hable Registered investment companies:	21	$9.85 billion
Other pooled investment vehicles:	2	$420 million
Other accounts:	96,007	$13.19 billion

There	are no accounts with advisory fees based on performance.

Portfolio Manager Compensation

Citigroup Asset Management (“CAM”) investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-CAM investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Material Conflicts of Interest

Material conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above. These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership:

The portfolio managers do not own any shares of the Fund.

Sands Capital Management, Inc.

I. Identification of Portfolio Managers or Management Team Members—Members who are jointly and primarily responsible for the day-to-day management of the Aggressive Growth Fund’s portfolio:

Name	Title	Length of Service	Business Experience Past 5 Years
Frank M. Sands, Sr., CFA	CEO, Chief Investment Officer	13 years

David E. Levanson, CFA	Senior Research Analyst, Senior Portfolio Manager & Director of U.S. Mutual Funds	3 years	Before re-joining Sands Capital in 2002, Mr. Levanson was a research analyst for MFS Investment Management.

Frank M. Sands, Jr., CFA	President, Senior Portfolio Manager, Director of Research	5 years

A. Michael Sramek	Research Analyst, Portfolio Manager	4 years	Prior to joining Sands Capital in 2001, Mr. Sramek was a research analyst with Mastrapasqua & Associates.

II. Description of Role of Portfolio Managers or Management Team Members:    Describe below the role of each Portfolio Manager or Management Team Member identified above in Section I. Clarify each member’s role on team, including any limitations on, and relationships among, roles.

Frank M. Sands, Sr., CFA

Chief Investment Officer and Member of Investment Team. Final decision maker in portfolio decisions for the target portfolio for the firm.

David E. Levanson, CFA

Senior Research Analyst, Portfolio Manager, Director of U.S. Mutual Funds, and member of Investment Team that makes portfolio decisions with regards to firm’s target portfolio. Responsible for day-to-day management of U.S. Mutual Funds to the firm’s target portfolio and investment of daily cash flows.

Frank M. Sands, Jr., CFA

President, Director of Research, Senior Portfolio Manager, and member of Investment Team that makes portfolio decisions with regards to firm’s target portfolio. Is back-up portfolio manager to David Levanson on the day-to-day management of U.S. Mutual Funds to the firm’s target portfolio.

A. Michael Sramek, CFA

Research Analyst, Portfolio Manager, and member of Investment Team that makes portfolio decisions with regards to the firm’s target portfolio. Is back-up portfolio manager to David Levanson on the day-to-day management of U.S. Mutual Funds to the firm’s target portfolio and investment of daily cash flows.

III. Other Accounts Managed by Portfolio Manager or Management Team Member:    Disclose other accounts for which a Portfolio Manager or Management Team Member was jointly and primarily responsible for the day-to-day portfolio management.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance*	Total Assets that Advisory Fee Based on Performance*
1. Frank M. Sands, Sr., CFA	Registered Investment Companies:	7	$2,623.8 mil	1	$327.3 mil
	Other Pooled Investment Vehicles:	4	$511.5 mil	0	0
	Other Accounts:	1,314	$16,124.9 mil	6	$964.3 mil

2. David E. Levanson, CFA	Registered Investment Companies:	7	$2,623.8 mil	1	$327.3 mil
	Other Pooled Investment Vehicles:	4	$511.5 mil	0	0
	Other Accounts:	1,314	$16,124.9 mil	6	$964.3 mil

3. Frank M. Sands, Jr., CFA	Registered Investment Companies:	7	$2,623.8 mil	1	$327.3 mil
	Other Pooled Investment Vehicles:	4	$511.5 mil	0	0
	Other Accounts:	1,314	$16,124.9 mil	6	$964.3 mil

4. A. Michael Sramek, CFA	Registered Investment Companies:	7	$2,623.8 mil	1	$327.3 mil
	Other Pooled Investment Vehicles:	4	$511.5 mil	0	0
	Other Accounts:	1,314	$16,124.9 mil	6	$964.3 mil

*	Please note: advisory fee is not solely based on performance. Fees are made up of a base fee that can be adjusted based on the accounts’ out performance of a relevant index.

Description of any material conflict of interest that may arise in connection with a Portfolio Manger’s or Management Team Member’s management of Fund investments and investments of other accounts. Includes, for example, material conflicts between the investment strategy of the Fund and investment strategy of other accounts managed by the Portfolio Manager or Team Member and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager or Team Member.

There are no material conflicts of interest.

IV. Compensation Structure of Portfolio Manager(s) or Management Team Members

Compensation for all employees at Sands Capital is a top priority for management. The goals are to align the firm and the employee’s interest with those of the clients and to strive to attract and keep employees that help the firm deliver on the firms basic mission. All employees benefit from (1) a salary competitive in the industry, (2) an annual qualitative bonus based on subjective review of the employees overall contribution, and (3) a standard profit sharing plan and 401(k) plan. Additional incentives for investment professionals and other key employees come through their participation in (4) equity participation. The investment professionals also participate in (5) an investment results bonus.

V. Disclosure of Securities Ownership:    None of the portfolio managers or management team members own any shares of the Fund.

SSgA Funds Management, Inc.

The Fund is managed by the SSgA Global Enhanced Equity Team. Portfolio managers Ric Thomas and Chuck Martin jointly and primarily have the most significant day-to-day responsibility for management of the Fund.

Accounts Managed as of December 31, 2005:

Portfolio Manager*	Number and Total Assets of Other Registered Investment Company Accounts		Number and Total Assets of Other Pooled Investment Vehicle Accounts		Number and Total Assets of Other Accounts
	Based on Performance	Not Based on Performance	Based on Performance	Not Based on Performance	Based on Performance	Not Based on Performance
Team Managed	0 accounts $0MM	5 accounts $859MM	25 pooled vehicles** $38,708MM	29 pooled vehicles $39,232MM	26 Accounts $15,637MM	63 Accounts $26,815MM

*	Please note that our enhanced assets are managed on a team basis. This table refers to SSgA, comprised of all of the investment management affiliates of State Street Corporation, including SSgA Funds Management, Inc.
**	Includes those pooled investment vehicles in which SSgA’s advisory fee from at least one investor is based on the account’s performance.

Compensation:

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula, benchmark or identifiable criteria for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

Conflicts of Interest:

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the Portfolio Manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Ownership of Securities:

None of the portfolio managers own shares of the Fund.

T. Rowe Price Associates, Inc.

The portfolio manager of the Small Company Value Fund is Preston G. Athey.

Preston G. Athey:

	Number of Accounts	Total Assets
➢ registered investment companies:	6	$6,681.1 million

➢ other pooled investment vehicles:	2	$38.0 million

➢ other accounts:	9	$838.5 million

Please note that the Small Company Value Fund is not included in the information listed above.

None of the accounts listed above have performance-based fees.

Conflicts of Interest:

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities:

Portfolio Manager	MassMutual Fund Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned
Preston Athey	MassMutual Select Small Company Value Fund	None

The portfolio managers of the Mid Cap Growth Equity II Fund are Brian Berghuis and Donald Peters.

Brian Berghuis:

	Number of Accounts	Total Assets
➢ registered investment companies:	7	$18,738.6 million

➢ other pooled investment vehicles:	2	$311.2 million

➢ other accounts:	4	$290.0 million

Please note that the Mid Cap Growth Equity II Fund is not included in the information listed above.

Donald Peters:

	Number of Accounts	Total Assets
➢ registered investment companies:	14	$2,482.3 million

➢ other pooled investment vehicles:	0	—

➢ other accounts:	31	$1,784.7 million

Please note that the Mid Cap Growth Equity II Fund is not included in the information listed above.

None of the accounts listed above have performance-based fees.

Conflicts of Interest:

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities:

Portfolio Manager	MassMutual Fund Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned
Brian Berghuis	MassMutual Select Mid Cap Growth Equity II Fund	None
Donald Peters	MassMutual Select Mid Cap Growth Equity II Fund	None

The portfolio manager of the Blue Chip Growth Fund is Larry J. Puglia.

	Number of Accounts	Total Assets
Larry J. Puglia
Registered investment companies	8	$12,926.3 million
Other pooled investment vehicles	3	$797.1 million
Other accounts	12	$1,184.5 million

Please note that the Blue Chip Growth Fund is not included in the information listed above.

None of the accounts listed above have performance-based fees.

Conflicts of Interest:

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities:

Portfolio Manager	MassMutual Fund Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned
Larry J. Puglia	MassMutual Select Blue Chip Growth Fund	None

Victory Capital Management Inc.

Portfolio Managers.

The portfolio managers for the Core Opportunities Fund are Lawrence Babin, Paul Danes and Carolyn Rains.

This section includes information about the Fund’s portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated. The portfolio managers listed below manage all of the accounts indicated as a team.

Other Accounts

Portfolio Management Team	Number of Other Accounts (Total Assets)* as of December 31, 2005	Number of Other Accounts (Total Assets)* Subject to a Performance Fee as of December 31, 2005
Mr. Lawrence G. Babin, Mr. Paul D. Danes and Ms. Carolyn M. Rains
Other Investment Companies	3 ($3.6 billion)	None
Other Pooled Investment Vehicles	5 ($814.4 million)	None
Other Accounts	1,738 ($5.0 billion)	5 ($881.7 million)

*	Rounded to the nearest billion, or million, as relevant

In managing other investment companies, other pooled investment vehicles and other accounts, Victory Capital may employ strategies similar to those employed by the Fund. As a result, these other accounts may invest in the same securities as the Fund.

Compensation

Each of the Fund’s portfolio managers receives from Victory Capital a base salary plus an annual incentive bonus. A manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A portfolio manager’s annual incentive bonus is based on the manager’s performance results, not on assets under management. Victory Capital establishes a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. This target is set at a percentage of base salary, generally ranging from 40% to 100%. The performance results of the Fund and all similarly-managed accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies. The manager’s performance versus the peer group then determines the final incentive amount, which generally ranges from zero to two times the “target,” depending on results. For example, performance in the upper quartile may result in an incentive bonus that is two times the “target” while below-average performance may result in an incentive bonus as low as zero. Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one and three year rolling performance. Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

The Fund’s portfolio managers shown above receive long-term incentive compensation in the form of options on KeyCorp common stock. KeyCorp is Victory Capital’s parent company.

In addition to the compensation described above, each of the Fund’s portfolio managers may earn long-term incentive compensation based on a percentage of the incremental, year-over-year growth in revenue to Victory Capital attributable to fees paid by all investment companies, other pooled investment vehicles and other accounts that employ strategies similar to those employed by the Fund.

Waddell & Reed Investment Management Company

The portfolio managers for the Small Cap Growth Equity Fund are Mark Seferovich and Kenneth McQuade.

Other Accounts managed by Mark Sefereovich and Kenneth McQuade as of December 31, 2005:

Breakdown of Assets Under Management for 12/31/05

	Number of Accounts		Total Assets
Mark Seferovich
Registered Investment Companies:	4		$582,970,284
Other Pooled Investment Vehicles	4	*	$123,746,764
Other Accounts	30		$1,312,896,473

	Number of Accounts		Total Assets
Kenneth McQuade
Registered Investment Companies:	4		$582,970,284
Other Pooled Investment Vehicles	4	*	$123,746,764
Other Accounts	29		$1,312,773,693

*	The four accounts listed under ‘other pooled’ are foreign sub advised mutual funds.

Compensation:

Integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual’s level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. that rewards teamwork; and d) paying for the cost of a leased automobile. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and e) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by the firm.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of portfolios managed by the portfolio manager relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers who manage with the same investment style at other firms. The secondary benchmark is an index of securities matched to the portfolio manager’s investment style. Half of each portfolio manager’s bonus is based upon a three-year period and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses are invested in mutual funds managed by Waddell & Reed, with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being invested in Waddell & Reed managed mutual funds, the WDR’s 401(k) plan offers Waddell & Reed managed mutual funds as investment options. No bonus compensation is based upon the amount of the mutual fund assets under management.

Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or account, such as the following:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account.

•	Simultaneous transactions in the same security are likely when a Fund and other funds and/or accounts are managed by the same portfolio manager. In that situation, the transactions are allocated, both as to amount and price, to the Fund and other funds and/or accounts pursuant to WRIMCO’s Allocation Procedures. In some cases, this method of allocation may adversely affect the price paid or received by the Fund and the size of the security position obtainable for the Fund.

WRIMCO and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Securities Ownership of the Fund:    None

Wellington Management Company, LLP

The portfolio manager for the Fundamental Value Fund is John Ryan.

Other Accounts Managed (as of 12/31/05):

	Number Of Accounts	Total Assets (millions)
John Ryan
Registered investment companies:	11	$9,239.6
Other pooled investment vehicles:	3	$41.4
Other accounts:	44	$3,075.2

	Number Of Accounts Where Advisory Fee is Based on Fund Performance	Total Assets (millions)
John Ryan
Registered investment companies:	3	$7,203.1
Other pooled investment vehicles:	0	$0
Other accounts:	0	$0

The portfolio managers for the Small Cap Growth Equity Fund are Kenneth Abrams, Daniel Fitzpatrick, Steven Angeli, Mario Abularach and Stephen Mortimer.

Other Accounts Managed:

	Number Of Accounts	Total Assets (millions)
Kenneth Abrams
Registered investment companies:	4	$1,501.2
Other pooled investment vehicles:	3	$882.7
Other accounts:	22	$1,794.2

	Number Of Accounts Where Advisory Fee is Based on Fund Performance	Total Assets (millions)
Kenneth Abrams
Registered investment companies:	3	$1,478.0
Other pooled investment vehicles:	0	$0
Other accounts:	1	$293.9

	Number Of Accounts	Total Assets (millions)
Daniel Fitzpatrick
Registered investment companies:	4	$1,501.2
Other pooled investment vehicles:	3	$882.7
Other accounts:	14	$1,773.7

	Number Of Accounts Where Advisory Fee is Based on Fund Performance	Total Assets (millions)
Daniel Fitzpatrick
Registered investment companies:	3	$1,478.0
Other pooled investment vehicles:	0	$0
Other accounts:	1	$293.9

	Number Of Accounts	Total Assets (millions)
Steven Angeli
Registered investment companies:	7	$1,953.4
Other pooled investment vehicles:	4	$122.6
Other accounts:	28	$1,241.8

	Number Of Accounts Where Advisory Fee is Based on Fund Performance	Total Assets (millions)
Steven Angeli
Registered investment companies:	0	$0
Other pooled investment vehicles:	0	$0
Other accounts:	1	$213.5

	Number Of Accounts	Total Assets (millions)
Mario Abularach
Registered investment companies	9	$5,359.6
Other pooled investment vehicles	2	$82.9
Other accounts	11	$791.4

	Number Of Accounts Where Advisory Fee is Based on Fund Performance	Total Assets (millions)
Mario Abularach
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	1	$213.5

	Number Of Accounts	Total Assets (millions)
Stephen Mortimer
Registered investment companies	5	$1,914.1
Other pooled investment vehicles	1	$82.0
Other accounts	14	$762.6

	Number Of Accounts Where Advisory Fee is Based on Fund Performance	Total Assets (millions)
Stephen Mortimer
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	1	$213.5

Securities Ownership of Portfolio Managers:

None of the portfolio managers owns shares of the Funds.

Description of Compensation:

Each Fund pays Wellington Management a fee based on the assets under management of each Fund as set forth in the Investment Sub-Advisory Agreements between Wellington Management and Massachusetts Mutual Life Insurance Company with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended December 31, 2005.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the investment professionals primarily responsible for the day-to-day management of each Fund (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salary for the other Investment Professionals is determined by the Investment Professional’s experience and performance in their role as a Investment Professional. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional’s business manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund managed by that Investment Professional and generally each other portfolio managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. Portfolio incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan the contributions to which are made pursuant to an actuarial formula. Messrs. Abrams, Angeli and Ryan are partners of the firm.

Fund	Benchmark and/or Peer Group
Fundamental Value Fund	Russell 1000 Value Index
Small Cap Growth Equity Fund (portfolio managed by Mssrs. Abrams and Fitzpatrick)	Russell 2000 Index
Small Cap Growth Equity Fund (portfolio managed by Mr. Angeli)	Russell 2000 Growth Index

Description of Material Conflicts:

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for the relevant Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the relevant Fund may vary from the performance of securities purchased for other portfolios. The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Investment Professionals may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional’s various client mandates.

Western Asset Management Company

A team of investment professionals at Western Asset Management Company (“Western Asset”), led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Edward A. Moody and Carl L. Eichstaedt, manages the Strategic Bond Fund’s and the Strategic Balanced Fund’s assets.

Messrs. Leech, Walsh, Moody and Eichstaedt have each served as portfolio managers for Western Asset for over 10 years.

The Funds are managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of each Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Funds invest. Mr. Moody and Mr. Eichstaedt are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Other Accounts:

As of December 31, 2005, in addition to the Funds, the Portfolio Managers were responsible for the day-to-day management of certain other accounts, as follows:

S. Kenneth Leech

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	36	23,661,545,735	0	0
Other pooled investment vehicles	19	19,795,303,572	0	0
Other accounts	740	205,776,184,176	77	20,675,562,028

Stephen A. Walsh

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	36	23,661,545,735	0	0
Other pooled investment vehicles	19	19,795,303,572	0	0
Other accounts	740	205,776,184,176	77	20,675,562,028

Edward A. Moody

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	3	633,716,838	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	109	20,218,156,228	11	3,027,749,985

Carl L. Eichstaedt

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	6	1,433,550,976	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	87	20,560,792,871	3	931,390,787

Note:    The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest:

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, Western Asset has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

Compensation of Portfolio Managers:

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Portfolio Securities:

The following table provides the dollar range of securities beneficially owned by each portfolio manager as of December 31, 2005:

Portfolio Manager	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	None
Stephen A. Walsh	None
Edward A. Moody	None
Carl L. Eichstaedt	None

Western Asset Management Company Limited

A team of investment professionals at Western Asset Management Company (“Western Asset”), led by Chief Investment Officer S. Kenneth Leech and Deputy Chief Investment Officer Stephen A. Walsh, manages the Strategic Bond Fund’s and the Strategic Balanced Fund’s assets.

Messrs. Leech and Walsh have each served as portfolio managers for Western Asset for over 10 years.

The Funds are managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of each Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Funds invest.

Other Accounts:

As of December 31, 2005, in addition to the Funds, the Portfolio Managers were responsible for the day-to-day management of certain other accounts, as follows:

S. Kenneth Leech

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	36	23,661,545,735	0	0
Other pooled investment vehicles	19	19,795,303,572	0	0
Other accounts	740	205,776,184,176	77	20,675,562,028

Stephen A. Walsh

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	36	23,661,545,735	0	0
Other pooled investment vehicles	19	19,795,303,572	0	0
Other accounts	740	205,776,184,176	77	20,675,562,028

Potential Conflicts of Interest:

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

Compensation of Portfolio Managers:

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Portfolio Securities:

The following table provides the dollar range of securities beneficially owned by the portfolio managers as of December 31, 2005:

Portfolio Manager	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	None
Stephen A. Walsh	None

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PART C: OTHER INFORMATION

Item 23: Exhibits

Exhibit A: Copy of Registrant’s Agreement and Declaration of Trust, as amended June 14, 1993.(1)

Exhibit B: Copy of Registrant’s By-Laws, as now in effect.(1)

Exhibit C: None.

Exhibit D:

(1) Copy of Specimen Investment Management Agreement between Registrant and Massachusetts Mutual Life Insurance Company (“MassMutual”) on behalf of each of Registrant’s series, incorporated by reference as Exhibit D(1) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(2) Investment Sub-Advisory Agreement between MassMutual and Grantham, Mayo, Van Otterloo & Co. LLC with respect to MassMutual Growth Equity Fund (now known as MassMutual Select Growth Equity Fund), incorporated by reference to Exhibit D(4) of Registrant’s Post-Effective Amendment No. 28 to the Registration Statement filed via EDGAR on July 27, 2004.

(3) Investment Sub-Advisory Agreement between MassMutual and Navellier & Associates, Inc. with respect to MassMutual Mid Cap Growth Equity Fund (now known as MassMutual Select Mid Cap Growth Equity Fund) effective as of May 1, 2002 is incorporated by reference to Exhibit D(5) of Registrant’s Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on October 15, 2002.

(4) Investment Sub-Advisory Agreement between MassMutual and Waddell & Reed Investment Management Company with respect to MassMutual Small Cap Growth Equity Fund (now known as MassMutual Select Small Cap Growth Equity Fund), incorporated by reference to Exhibit D(8) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(5) Investment Sub-Advisory Agreement between MassMutual and Davis Selected Advisers, L.P. with respect to MassMutual Select Large Cap Value Fund effective as of November 15, 2005 is incorporated by reference to Exhibit D(5) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(6) Investment Sub-Advisory Agreement between MassMutual and Sands Capital Management, Inc. with respect to MassMutual Aggressive Growth Fund (now known as MassMutual Select Aggressive Growth Fund) effective as of February 9, 2004 is incorporated by reference to Exhibit D(8) of Registrant’s Post-Effective Amendment No. 26 to the Registration Statement filed via EDGAR on February 20, 2004.

1

(7) Investment Sub-Advisory Agreement between MassMutual and Harris Associates L.P. with respect to MassMutual Focused Value Fund (now known as MassMutual Select Focused Value Fund) effective as of March 26, 2001 is incorporated by reference to Exhibit D(10) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(8) Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates Inc. with respect to MassMutual Mid Cap Growth Equity II Fund (now known as MassMutual Select Mid Cap Growth Equity II Fund) incorporated by reference to Exhibit D(11) of Registrant’s Post-Effective Amendment No. 16 to the Registration Statement filed via EDGAR on February 15, 2001.

(9) Investment Sub-Advisory Agreement between MassMutual and RS Investment Management with respect to MassMutual Emerging Growth Fund (now known as MassMutual Select Emerging Growth Fund) effective as of May 1, 2000 incorporated by reference to Exhibit D(12) of Registrant’s Post-Effective Amendment No. 16 to the Registration Statement filed via EDGAR on February 15, 2001.

(10) Investment Sub-Advisory Agreement between MassMutual and Northern Trust Investments, Inc. with respect to MassMutual Indexed Equity Fund (now known as MassMutual Select Indexed Equity Fund) dated as of January 31, 2003 is incorporated by reference to Exhibit D(12) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement Filed via EDGAR on April 29, 2003.

(11) Investment Sub-Advisory Agreement between MassMutual and Northern Trust Investments, Inc. with regard to MassMutual OTC 100 Fund (now known as MassMutual Select OTC 100 Fund) dated as of January 31, 2003 is incorporated by reference to Exhibit D(13) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement Filed via EDGAR on April 29, 2003.

(12) Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates, Inc. with regard to MassMutual Select Blue Chip Growth Fund dated as of February 16, 2006 is filed herein as Exhibit D(12).

(13) Investment Sub-Advisory Agreement between MassMutual and Fidelity Management & Research Company with regard to MassMutual Value Equity Fund (now known as MassMutual Select Value Equity Fund) dated as of May 1, 2001 is incorporated by reference to Exhibit D(16) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(14) Investment Sub-Advisory Agreement between MassMutual and Harris Associates L.P. with regard to MassMutual Overseas Fund (now known as MassMutual Select Overseas Fund) dated as of August 6, 2001 is incorporated by reference to Exhibit D(17) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(15) Investment Sub-Advisory Agreement between MassMutual and Massachusetts Financial Services Company with regard to MassMutual Select Overseas Fund dated as of September 13, 2005 is incorporated by reference to Exhibit D(15) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(16) Investment Sub-Advisory Agreement between MassMutual and Wellington Management Company, LLP with regard to MassMutual Small Cap Growth Equity Fund (now known as MassMutual Select Small Cap Growth Equity Fund) dated as of December 3, 2001 is incorporated by reference to Exhibit D(19) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(17) Investment Sub-Advisory Agreement between MassMutual and Alliance Capital Management L.P. (now known as AllianceBernstein L.P.) with regard to MassMutual Large Cap Growth Fund (now known as MassMutual Select Large Cap Growth Fund) dated as of December 31, 2001 is incorporated by reference to Exhibit D(20) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(18) Investment Sub-Advisory Agreement between MassMutual and Eagle Asset Management, Inc. with regard to MassMutual Select Small Company Growth Fund dated as of February 17, 2005 is incorporated by reference to Exhibit D(18) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(19) Investment Sub-Advisory Agreement between MassMutual and Clover Capital Management, Inc. with regard to MassMutual Small Company Value Fund (now known as MassMutual Select Small Company Value Fund) dated as of December 31, 2001 is incorporated by reference to Exhibit D(22) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(20) Investment Sub-Advisory Agreement between MassMutual and Mazama Capital Management, Inc. with regard to MassMutual Small Company Growth Fund (now known as MassMutual Select Small Company Growth Fund) dated as of December 31, 2001 is incorporated by reference to Exhibit D(23) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(21) Investment Sub-Advisory Agreement between MassMutual and T. Rowe Price Associates, Inc. with regard to MassMutual Small Company Value Fund (now known as MassMutual Select Small Company Value Fund) dated as of December 31, 2001 is incorporated by reference to Exhibit D(24) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(22) Investment Sub-Advisory Agreement between MassMutual and Wellington Management Company, LLP with regard to MassMutual Fundamental Value Fund (now known as MassMutual Select Fundamental Value Fund) dated as of December 31, 2001 is incorporated by reference to Exhibit D(25) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(23) Investment Sub-Advisory Agreement between MassMutual and Salomon Brothers Asset Management Inc with regard to MassMutual Select Strategic Balanced Fund dated as of December 1, 2005 is incorporated by reference to Exhibit D(23) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(24) Investment Sub-Advisory Agreement between MassMutual and Western Asset Management Company with regard to MassMutual Strategic Balanced Fund (now known as MassMutual Select Strategic Balanced Fund) dated as of December 31, 2003 is incorporated by reference to Exhibit D(28) of Registrant’s Post-Effective Amendment No. 26 to the Registration Statement filed via EDGAR on February 20, 2004.

(25) Investment Sub-Advisory Agreement between MassMutual and Cooke & Bieler, L.P. with regard to MassMutual Focused Value Fund (now known as MassMutual Select Focused Value Fund), incorporated by reference to Exhibit D(29) of Registrant’s Post-Effective Amendment No. 28 to the Registration Statement filed via EDGAR on July 27, 2004.

(26) Investment Sub-Advisory Agreement between MassMutual and Alliance Capital Management L.P. (now known as AllianceBernstein L.P.) with regard to MassMutual Diversified Value Fund (now known as MassMutual Select Diversified Value Fund) is incorporated by reference to Exhibit D(30) of Registrant’s Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on October 8, 2004.

(27) Investment Sub-Advisory Agreement between MassMutual and Western Asset Management Company with regard to MassMutual Select Strategic Bond Fund dated as of December 31, 2004 is incorporated by reference to Exhibit D(27) of Registrant’s Post-Effective Amendment No. 31 to the Registration Statement filed via EDGAR on December 29, 2004.

(28) Investment Sub-Advisory Agreement between MassMutual and Western Asset Management Company Limited with regard to MassMutual Select Strategic Balanced Fund dated as of September 13, 2005 is incorporated by reference to Exhibit D(28) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(29) Investment Sub-Advisory Agreement between MassMutual and Western Asset Management Company Limited with regard to MassMutual Select Strategic Bond Fund dated as of September 13, 2005 is incorporated by reference to Exhibit D(29) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(30) Investment Sub-Advisory Agreement between MassMutual and EARNEST Partners, LLC with regard to MassMutual Select Small Company Value Fund dated as of February 17, 2005 is incorporated by reference to Exhibit D(30) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(31) Investment Sub-Advisory Agreement between MassMutual and Victory Capital Management Inc. with regard to MassMutual Select Core Opportunities Fund dated as of March 31, 2006 is filed herein as Exhibit D(31).

(32) Investment Sub-Advisory Agreement between MassMutual and SSgA Funds Management, Inc. with regard to MassMutual Select Small Cap Value Equity Fund dated as of March 31, 2006 is filed herein as Exhibit D(32).

(33) Investment Sub-Advisory Agreement between MassMutual and Goldman Sachs Asset Management, L.P. with regard to MassMutual Select Small Cap Core Equity Fund dated as of March 31, 2006 is filed herein as Exhibit D(33).

Exhibit E

(1) Principal Underwriter Agreement between the Trust and MML Distributors, LLC dated as of February 6, 2006 is filed herein as Exhibit E(1).

(2) Sub-Distributor’s Agreement between MML Distributors, LLC and OppenheimerFunds Distributor, Inc. dated as of February 7, 2003 is incorporated by reference to Exhibit E(2) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on April 29, 2003.

Exhibit F

Deferred Compensation Plan for Trustees of Registrant, incorporated by reference to Exhibit F of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

Exhibit G:

(1) Form of Custodian Agreement between Registrant and Investors Bank & Trust Company (“IBT”) with respect to each series of the Trust(1)

(2) Specimen Administrative and Shareholder Servicing Agreement between MassMutual and the Trust on behalf of each Registrant’s series, incorporated by reference as Exhibit G(3) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(3) Amendment, dated February 6, 2006, to Administrative and Shareholder Services Agreements is filed herein as Exhibit G(3).

(4) Amended and Restated Transfer Agency Agreement among the Trust, MassMutual and IBT, incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to Registration Statement filed via EDGAR on April 30, 1999.

Exhibit H:

(1) Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Select Strategic Bond Fund, MassMutual Select Strategic Balanced Fund, MassMutual Select Indexed Equity Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Core Opportunities Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Cap Core Equity Fund, MassMutual Select Overseas Fund and each of the MassMutual Select Destination Retirement Funds is filed herein as Exhibit H(1).

Exhibit I:

(1) Consent of Ropes & Gray previously filed as Exhibit 10 to Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement filed August 30, 1994.

(2) Opinion of Counsel, incorporated by reference to Exhibit 10 of Registrant’s Post-Effective Amendment No. 7 filed via EDGAR on February 9, 1998.

(3) Opinion of Counsel, incorporated by reference to Exhibit I(2) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(4) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(3) of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

(5) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(4) of Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.

(6) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(6) of Registrant’s Post-Effective Amendment No. 20 to the Registration Statement filed via EDGAR on April 30, 2002.

(7) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(7) of Registrant’s Post-Effective Amendment No. 25 to the Registration Statement filed via EDGAR on December 30, 2003.

(8) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(8) of Registrant’s Post-Effective Amendment No. 31 to the Registration Statement filed via EDGAR on December 29, 2004.

(9) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(9) of Registrant’s Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on March 31, 2005.

(10) Opinion of Counsel and Consent is filed herein as Exhibit I(10).

Exhibit J:

(1) Consent of Deloitte & Touche LLP is filed herein as Exhibit J(1).

(2) Power of Attorney for Richard H. Ayers, Allan W. Blair, Mary E. Boland, Frederick C. Castellani, Richard W. Greene, R. Alan Hunter, Jr., Robert E. Joyal and F. William Marshall, Jr. is filed herein as Exhibit J(2).

Exhibit K: Not Applicable

Exhibit L: Not Applicable

Exhibit M:

(1) Form of Class A Distribution and Service (Rule 12b-1) Plan for all series of the Trust incorporated by reference to Registrant’s Post-Effective Amendment No. 13 to the Registration Statement filed via EDGAR on June 29, 1999.

(2) Form of Class Y Rule 12b-1 Plans, incorporated by reference as Exhibit M(4) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999

(3) Form of Class L Rule 12b-1 Plans, incorporated by reference as Exhibit M(5) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999

(4) Form of Class S Rule 12b-1 Plans, incorporated by reference to Exhibit M(4) of Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.

(5) Form of Class N Rule 12b-1 Plans, incorporated by reference to Exhibit M(5) of Registrant’s Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on October 15, 2002.

Exhibit N:

Amended and Restated Rule 18f-3 Plan effective as of March 31, 2006 is filed herein as Exhibit N.

Exhibit O: Not Applicable

Exhibit P:

(1) Code of Ethics for Davis Selected Advisers, L.P. (2).

(2) Code of Ethics for Waddell & Reed Investment Management Company is filed herein as Exhibit P(2).

(3) Code of Ethics for Massachusetts Mutual Life Insurance Company, MML Distributors, LLC and MassMutual Select Funds is incorporated by reference to Exhibit P(3) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(4) Code of Ethics for Northern Trust Investments, N.A. (2).

(5) Code of Ethics for RS Investment Management, L.P. is filed herein as Exhibit P(5).

(6) Code of Ethics for T. Rowe Price Associates, Inc. (2).

(7) Code of Ethics for Fidelity Management & Research Company (2).

(8) Code of Ethics for Harris Associates L.P. is filed herein as Exhibit P(8).

(9) Code of Ethics for Navellier & Associates, Inc. is filed herein as Exhibit P(9).

(10) Code of Ethics for Victory Capital Management Inc. is filed herein as Exhibit P(10).

(11) Code of Ethics for Clover Capital Management, Inc. is filed herein as Exhibit P(11).

(12) Code of Ethics for AllianceBernstein L.P. is filed herein as Exhibit P(12).

(13) Code of Ethics for Mazama Capital Management, Inc. is filed herein as Exhibit P(13).

(14) Code of Ethics for Wellington Management Company, LLP. is filed herein as Exhibit P(14).

(15) Code of Ethics for Cooke & Bieler, L.P. is filed herein as Exhibit P(15).

(16) Code of Ethics for Sands Capital Management, Inc. is filed herein as Exhibit P(16).

(17) Code of Ethics for Salomon Brothers Asset Management Inc is filed herein as Exhibit P(17).

(18) Code of Ethics for Western Asset Management Company (2).

(19) Code of Ethics for Grantham, Mayo, Van Otterloo & Co. LLC is filed herein as Exhibit P(19).

(20) Code of Ethics for EARNEST Partners, LLC (2).

(21) Code of Ethics for Eagle Asset Management, Inc. is filed herein as Exhibit P(21).

(22) Code of Ethics for SSgA Funds Management, Inc. is filed herein as Exhibit P(22).

(23) Code of Ethics for Goldman Sachs Asset Management, L.P. is filed herein as Exhibit P(23).

(24) Code of Ethics for Massachusetts Financial Services Company is filed herein as Exhibit P(24).

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement filed via EDGAR on October 2, 1997.

(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on March 31, 2005.

Item 24:	Person Controlled by or Under Common Control with the Fund

At the date of this Post-Effective Amendment to the Registration Statement, Registrant did not, directly or indirectly, control any person. Registrant was organized by MassMutual primarily to offer investors both the opportunity to pursue long-term investment goals and the flexibility to respond to changes in their investment objectives and economic and market conditions. Currently, the Registrant provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of Registrant, probably for a number of years. MassMutual owned more than 25% of the outstanding shares of each series of the Trust and therefore is deemed to “control” each such series of the Trust within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock.

1. CM Assurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

2. CM Benefit Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

3. C.M. Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual.

4. MML Bay State Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by C.M. Life Insurance Company.

5. MassMutual Mortgage Finance, LLC, a Delaware limited liability company that makes, acquires, holds and sells mortgage loans, all the stock of which is owned by MassMutual. This entity has been dissolved.

6. The MassMutual Trust Company, a federally chartered stock savings bank that performs trust services, all the stock of which is owned by MassMutual.

7. MML Distributors, LLC, a Connecticut limited liability company that operates as a securities broker-dealer. MassMutual has a 99% ownership interest and MassMutual Holding LLC has a 1% ownership interest.

8. MassMutual Holding LLC, a Delaware corporation that operates as a holding company for certain MassMutual entities, all the stock of which is owned by MassMutual.

9. MassMutual Funding LLC, a Delaware limited liability company that issues commercial paper, all the stock of which is owned by MassMutual Holding LLC.

10. MassMutual Owners Association, Inc., a Massachusetts company that is authorized to conduct sales and marketing operations, all the stock of which is owned by MassMutual.

11. MassMutual Assignment Company, a North Carolina corporation that operates a structured settlement business, all the stock of which is owned by MassMutual Holding LLC.

12. MML Investors Services, Inc., a Massachusetts corporation that operates as a securities broker-dealer, all the capital stock of which is owned by MassMutual Holding LLC.

13. MML Insurance Agency, Inc., a Massachusetts corporation that operates as an insurance broker, all the stock of which is owned by MML Investors Services, Inc.

14. MMLISI Financial Alliances, LLC, a Delaware limited liability company that operates as a securities broker-dealer, all the stock of which is owned by MML Investors Services, Inc.

15. MassMutual Holding MSC, Inc., a Massachusetts corporation that operates as a holding company for MassMutual positions in investment entities organized outside of the United States. MassMutual Holding LLC owns all of the outstanding shares of MassMutual Holding MSC, Inc. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.

16. MassMutual Corporate Value Limited, a Cayman Islands corporation, 46% of the shares of which are owned by MassMutual Holding MSC, Inc.

17. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds an ownership interest of approximately 88.4% in MassMutual Corporate Value Partners Limited.

18. 9048-5434 Quebec, Inc., a Canadian corporation that operated as the owner of Hotel du IIin Montreal, Quebec, Canada. MassMutual Holding MSC, Inc. owned all the shares of 9048-5434 Quebec, Inc. This subsidiary is inactive.

19. 1279342 Ontario Limited, a Canadian corporation that operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada. MassMutual Holding MSC, Inc. owns all of the shares of 1279342 Ontario Limited.

20. Cornerstone Real Estate Advisers LLC, a Delaware limited liability company that operates as an investment adviser, all the stock of which is owned by MassMutual Holding LLC.

21. Cornerstone Office Management, LLC, a Delaware limited liability company that serves as the general partner of Cornerstone Suburban Office, L.P. Cornerstone Office Management, LLC is 50% owned by Cornerstone Real Estate Advisers, LLC and 50% owned by MML Realty Management Corporation.

22. Cornerstone Suburban Office, LP, a Delaware limited partnership, that operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 30% limited partnership interest.

23. Babson Capital Management LLC, a Delaware limited liability company that operates as an investment adviser, all the stock of which is owned by MassMutual Holding LLC.

24. Charter Oak Capital Management, Inc., a Delaware corporation that formerly operated as a manager of institutional investment portfolios. Babson Capital Management LLC owns 100% of the capital stock of Charter Oak Capital Management, Inc.

25. Babson Capital Securities Inc. (formerly Babson Securities Corporation), a Massachusetts corporation that operates as a securities broker-dealer, all of the stock of which is owned by Babson Capital Management LLC.

26. Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC.

27. S.I. International Assets (formerly known as Babson-Stewart Ivory International), a Massachusetts general partnership that previously operated as an investment adviser. Babson Capital Management LLC holds a 50% ownership interest in the firm.

28. FITech Asset Management, L.P. (“AM”), a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. Babson Capital Management LLC is a limited partner in AM, with a 58% controlling interest.

29. FITech Domestic Partners, LLC (“DP”), a Delaware limited liability company that is a general partner of FITech Asset Management, L.P. (“AM”). Babson Capital Management LLC is a limited partner in DP, holding a 58% controlling interest.

30. Leland Fund Multi G.P., Ltd. (“Multi”) is a corporation that acts as the general partner to several entities that comprise the hedge fund known as Leland, all the stock of which is owned by Babson Capital Management LLC.

31. Babson Capital Japan KK, formerly known as MassMutual Investment Management Company, a Japanese registered investment adviser, all the stock of which is owned by Babson Capital Management LLC.

32. Babson Capital Management Inc., a California corporation that holds a real estate license, all the stock of which is owned by Babson Capital Management LLC.

33. Babson Capital Guernsey Limited, an investment management company organized under the laws of the Isle of Guernsey, all the stock of which is owned by Babson Capital Management LLC.

34. Babson Capital Europe Limited (formerly known as Duke Street Capital Debt Management of London), an institutional debt-fund manager organized under the laws of England and Wales, all the stock of which is owned by Babson Capital Guernsey Limited.

35. Almack Holding Partnership GP Limited, an English company that will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP, all the stock of which is owned by Babson Capital Europe Limited.

36. Almack Mezzanine Fund Limited, an English company that will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine 1 LP, all the stock of which is owned by Babson Capital Europe Limited.

37. Oppenheimer Acquisition Corp. (“OAC”), a Delaware corporation that operates as a holding company for the Oppenheimer companies. MassMutual Holding LLC owns 96.8% of the capital stock of OAC.

38. OppenheimerFunds, Inc. (“OFI”), a Colorado corporation that operates as the investment adviser to the Oppenheimer Funds, all the stock of which is owned by OAC.

39. Centennial Asset Management Corporation, a Delaware corporation that operates as investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc. owns all of the stock of Centennial Asset Management Corporation.

40. OppenheimerFunds Distributor, Inc., a New York corporation that operates as a securities broker-dealer, all the stock of which is owned by OppenheimerFunds, Inc.

41. Oppenheimer Partnership Holdings, Inc., a Delaware corporation that operates as a holding company, all the stock of which is owned by OppenheimerFunds, Inc.

42. Oppenheimer Real Asset Management, Inc., a Delaware corporation that is the sub-adviser to a mutual fund investing in the commodities markets, all the stock of which is owned by OppenheimerFunds, Inc.

43. Shareholder Financial Services, Inc., a Colorado corporation that operates as a transfer agent for mutual funds, all the stock of which is owned by OppenheimerFunds, Inc.

44. Shareholder Services, Inc., a Colorado corporation that operates as a transfer agent for various OppenheimerFunds, Inc. (“OFI”) and MassMutual funds, all the stock of which is owned by OppenheimerFunds, Inc.

45. OFI Private Investments, Inc., a New York based corporation that operates as a registered investment adviser, managing smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers on a subadvisory basis for a stated fee. OppenheimerFunds, Inc. owns all of the stock of OFI Private Investments, Inc.

46. OFI Institutional Asset Management, Inc. (formerly known as OAM Institutional, Inc.), a New York based corporation that operates as a registered investment adviser, providing investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee. OppenheimerFunds, Inc. owns all of the stock of OFI Institutional Asset Management, Inc.

47. Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser that provides portfolio management and equity research services primarily to institutional clients, all the stock of which is owned by OFI Institutional Asset Management, Inc.

48. OFI Trust Company (formerly known as Oppenheimer Trust Company), a New York corporation that conducts the business of a trust company, all the stock of which is owned by OFI Institutional Asset Management, Inc.

49. HarbourView Asset Management Corporation, a New York corporation that operates as an investment adviser, all the stock of which is owned by OFI Institutional Asset Management, Inc.

50. OppenheimerFunds (Asia) Limited, a Hong Kong mutual fund marketing company that is a subsidiary of OFI Institutional Asset Management, Inc. OppenheimerFunds, Inc. holds a 5% ownership interest and OFI Institutional Asset Management, Inc. holds a 95% ownership interest in OppenheimerFunds (Asia) Limited.

51. OppenheimerFunds International, Ltd. (“OFIL”), a wholly owned subsidiary of OppenheimerFunds, Inc. (“OFI”), is the manager of Oppenheimer Real Asset Futures plc and OppenheimerFunds plc, each a Dublin-based investment company for which OFI provides portfolio management services as investment adviser. OFIL is located at Block C, Irish Life Center, Lower Abbey Street, Dublin 1, Ireland.

52. Tremont Capital Management, Inc. (formerly Tremont Advisers, Inc.), a New York-based investment services provider that specializes in hedge funds, all the stock of which is owned by Oppenheimer Acquisition Corporation.

53. Tremont (Bermuda), Ltd., a Bermuda-based investment adviser, all the stock of which is owned by Tremont Capital Management, Inc.

54. Tremont Partners, Inc. (formerly Tremont Advisers, Inc.), a Connecticut corporation that operates as a registered investment adviser, all the stock of which is owned by Tremont Capital Management, Inc.

55. Tremont Capital Management Limited, a company based in the United Kingdom, all the stock of which is owned by Tremont Capital Management, Inc.

56. Tremont Futures, Inc., a Delaware company that operates as a commodity pool operator and commodity trading adviser, all the stock of which is owned by Tremont Capital Management, Inc. This entity has been dissolved.

57. Tremont Securities, Inc., a New York Company that acts as a registered broker-dealer, all the stock of which is owned by Tremont Capital Management, Inc.

58. Tremont Capital Management Corp., a New York Company, 77% of which is owned by Tremont Capital Management, Inc.

59. Tremont Capital Management (Asia) Limited, all the stock of which is owned by Tremont Capital Management, Inc.

60. Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-U.S. strategy based funds, all the stock of which is owned by Tremont Capital Management, Inc.

61. HYP Management LLC, a Delaware limited liability company that operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund. MassMutual Holding LLC owns all of the outstanding stock of HYP Management LLC.

62. MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment LLC holds approximately 34.11% and HYP Management, Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in MassMutual High Yield Partners II LLC.

63. MassMutual Benefits Management, Inc. (formerly known as Westheimer 335 Suites, Inc.), a Delaware corporation that supports MassMutual with benefit plan administration and planning services. MassMutual Holding LLC owns all of the outstanding stock of MassMutual Benefits Management, Inc.

64. MMHC Investment LLC (formerly known as MMHC Investment, Inc.), a Delaware limited liability company that is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II, LLC and other MassMutual investments. MassMutual Holding LLC owns all of the outstanding stock of MMHC Investment LLC.

65. MassMutual/Darby CBO IM, Inc. a Delaware corporation that operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. MMHC Investment LLC owns 50% of MassMutual/Darby CBO IM, Inc.

66. MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. Babson Capital Management LLC is the Investment Manager. MassMutual owns 1.79%, MMHC Investment LLC owns 50% and MassMutual High Yield Partners LLC owns 2.39% of the ownership interest in MassMutual/Darby CBO LLC.

67. MML Realty Management Corporation, a Massachusetts corporation that formerly operated as a manager of properties owned by MassMutual, all the stock of which is owned by MassMutual Holding LLC.

68. MassMutual International, Inc., a Delaware corporation that operates as a holding company for those entities constituting MassMutual’s international insurance operations, all the stock of which is owned by MassMutual Holding LLC.

69. MassMutual (Bermuda) Ltd., a corporation organized in Bermuda that operates as an exempted insurance company, all the stock of which is owned by MassMutual International, Inc.

70. MassMutual Europe, S.A., a corporation organized in the Grand Duchy of Luxembourg that operates as a life insurance company, 99.99% of which is owned by MassMutual International, Inc. and .01% of which is owned by MassMutual Holding LLC.

71. MassMutual Asia Limited, a corporation organized in Hong Kong that operates as a life insurance company, 99.99% of which is owned by MassMutual International, Inc. and .01% of which is owned by MassMutual Holding LLC.

72. MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong that operates as a general insurance agent, all the stock of which is owned by MassMutual Asia Limited.

73. MassMutual Trustees Limited, a corporation organized in Hong Kong that operates as an approved trustee for the mandatory provident funds. MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Limited), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual Asia Ltd.) each hold a 20% ownership interest in MassMutual Trustees Limited.

74. Protective Capital (International) Limited, a corporation organized in Hong Kong that is a dormant investment company, all the stock of which is owned by MassMutual Asia Limited. Protective Capital (International) Limited currently holds a 12% ownership interest in MassMutual Life Insurance Company in Japan.

75. MassMutual Services Limited, a corporation organized in Hong Kong that provided policyholders with estate planning services. MassMutual Asia Limited holds a 50% interest and Elroy Chan holds a 50% interest (in trust for MassMutual Asia Limited) in MassMutual Services Limited. This company is now inactive.

76. MassMutual Guardian Limited, a corporation organized in Hong Kong that provided policyholders with estate planning services. MassMutual Asia Limited holds a 50% interest and Elroy Chan (in trust for MassMutual Asia Limited) holds a 50% interest in MassMutual Guardian Limited. This company is now inactive.

77. MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services, all the stock of which is owned by MassMutual Asia Limited.

78. MassMutual International Holding MSC, Inc., a Massachusetts corporation that currently acts as a holding company for the interests of MassMutual International, Inc. in Taiwan, all the stock of which is owned by MassMutual International, Inc.

79. MassMutual Mercuries Life Insurance Co., a Taiwan corporation that operates as a life insurance company. MassMutual International Holding MSC, Inc. holds a 38% ownership interest in MassMutual Mercuries Life Insurance Co.

80. Fuh Hwa Investment Trust Co. Ltd., a mutual fund firm in Taiwan. MassMutual Mercuries Life Insurance Company holds a 31% ownership interest and MassMutual International Holding MSC, Inc. holds an 18.4% ownership interest.

81. MassMutual Life Insurance Company, a Japanese corporation that operates as a life insurance company. MassMutual International, Inc. owns 88.7%, MassMutual Real Estate Co., Ltd. owns 1.3% and Protective Capital (International) Limited owns 9.9% of the outstanding shares of MassMutual Life Insurance Company (Japan).

82. MM Real Estate Co., Ltd., a Japanese entity that holds and manages real estate. MassMutual Life Insurance Company (Japan) holds a 4.8% ownership interest and MassMutual International, Inc. holds a 95.2% ownership interest in MM Real Estate Co., Ltd.

83. MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. MML Real Estate Co., Ltd. holds a 90% interest and MassMutual Life Insurance Company (Japan) holds a 10% ownership interest in MassMutual Leasing Company.

84. MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile that operates as a holding company. MassMutual International, Inc. holds a 79.43% ownership interest, 1279342 Ontario Limited holds a 20.5% ownership interest and MassMutual Holding LLC holds a .07% ownership interest in MassMutual Internacional (Chile) Limitada.

85. Compañia de Seguros Vida Corp S.A., (formerly Mass Seguros de Vida, S.A.) a corporation organized in the Republic of Chile that operates as an insurance company. MassMutual Internacional (Chile) Limitada owns 33.5% of the outstanding shares of Compañia de Seguros Vida Corp S.A.

86. MML Financial, LLC, a Delaware limited liability company that operates as a holding company, all the stock of which is owned by MassMutual Holding LLC.

87. MML Investment Products, LLC, a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act, all the stock of which is owned by MML Financial, LLC. This company primarily makes investments.

88. MMLA UK Limited, a limited liability company organized under the laws of England and Wales, all the stock of which is owned by MML Financial, LLC.

89. MML Assurance, Inc., a New York insurance company, all the stock of which is owned by MML Financial, LLC.

90. MML Financial Products, LLC, a Delaware limited liability company that is authorized to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Act, all the stock of which is owned by MML Financial, LLC. This company primarily enters into derivatives transactions in the form of credit default swaps.

91. MassMutual Baring Holding, LLC, a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries, all the stock of which is owned by MassMutual Holding LLC.

92. MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries, all the stock of which is owned by MassMutual Baring Holding LLC.

93. Baring Asset Management Limited, a company incorporated under the laws of England and Wales that acts an investment manager/adviser, all the stock of which is owned by MassMutual Holdings (Bermuda) Ltd.

94. Baring Asset Management Life Limited, a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986, all the stock of which is owned by Baring Asset Management Limited.

95. Baring Fund Managers Limited, a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes, all the stock of which is owned by Baring Asset Management Limited.

96. Baring International Investment Limited, a company incorporated under the laws of England and Wales that acts as an investment manager/adviser, all the stock of which is owned by Baring Asset Management Limited.

97. Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited, all the stock of which is owned by Baring Asset Management Limited.

98. Baring Private Investment Management Limited, a company incorporated under the laws of England and Wales, all the stock of which is owned by Baring Asset Management Limited. This is a non-trading company.

99. Baring International Investment Management Holdings Limited, a company incorporated under the laws of England and Wales that acts as an intermediate holding company, all the stock of which is owned by Baring Asset Management Limited.

100. Baring Investment Services Limited, a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK, all the stock of which is owned by Baring International Investment Management Holdings Limited.

101. Baring Asset Management GmbH, a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group, all the stock of which is owned by Baring International Investment Management Holdings Limited.

102. Baring France S.A.S. (formerly known as Baring Asset Management France S.A.), a company incorporated under the laws of France that acts as an investment manager/adviser, all the stock of which is owned by Baring International Investment Management Holdings Limited.

103. Baring Investment Administrative Services (South Africa) Limited, a company incorporated under the laws of South Africa, all the stock of which is owned by Baring International Investment Management Holdings Limited. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981, as amended.

104. Baring International Investment Management Limited, an intermediate holding company organized in Hong Kong, all the stock of which is owned by Baring International Investment Management Holdings Limited.

105. Baring Mutual Fund Management S.A., a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund, all the stock of which is owned by Baring International Investment Management Limited.

106. Baring Asset Management UK Holdings Limited, a company incorporated under the laws of England and Wales that acts as an intermediate holding company, all the stock of which is owned by Baring International Investment Management Limited.

107. Baring Asset Management (CI) Limited, an investment management company organized under the laws of the Isle of Guernsey, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

108. Baring International Fund Managers (Ireland) Limited, a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

109. Baring Mutual Fund Management (Ireland) Limited, a company incorporated under the laws of Ireland that acts as an investment adviser, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

110. Baring Sice (Taiwan) Limited, a regulated company organized in Taiwan, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

111. Baring Asset Management (Asia) Holdings Limited, an intermediate holding company organized in Hong Kong, all the stock of which is owned by Baring Asset Management UK Holdings Limited.

112. Baring Asset Management (Asia) Limited, a company organized in Hong Kong that acts as an investment adviser, all the stock of which is owned by Baring Asset Management (Asia) Holdings Limited.

113. Baring International Fund Managers (Bermuda) Limited, a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds, all the stock of which is owned by Baring Asset Management (Asia) Holdings Limited.

114. Baring Asset Management (Japan) Limited, a company organized in Japan that acts as an investment adviser, all the stock of which is owned by Baring Asset Management Asia Holdings Limited.

115. Baring Asset Management (Australia) Pty Limited, an investment adviser incorporated under the laws of Australia, all the stock of which is owned by Baring Asset Management Asia Holdings Limited.

116. Baring Asset Management Holdings, Inc., a Delaware corporation that acts as an intermediate holding company, all the stock of which is owned by MassMutual Baring Holding LLC.

117. Baring Asset Management, Inc., a Massachusetts corporation that acts as an investment adviser, all the stock of which is owned by Baring Asset Management Holdings, Inc.

118. Baring Investment Services, Inc., a Delaware corporation that acts as a captive broker-dealer, all the stock of which is owned by Baring Asset Management Holdings, Inc.

119. Golden Retirement Resources, Inc., a Delaware corporation that develops insurance-related products, all the stock of which is owned by MassMutual Holding LLC.

120. MML Series Investment Fund (the “Trust”), a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

121. MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

122. MassMutual Select Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

123. MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

124. Panorama Series Fund, Inc., a Maryland corporation that operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

125. Oppenheimer Series Fund Inc., a Maryland corporation that operates as an investment company of which MassMutual and its affiliates own a majority of certain series of shares issued by the fund.

126. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment LLC holds 37.04% of the subordinated notes of this issue, which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. Babson Capital Management LLC acts as sub-adviser.

127. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily US issuers including, to a limited extent, convertible high yield bonds. MMHC Investment LLC holds 40% of the mandatorily redeemable preferred shares if this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. Babson Capital Management LLC acts as sub-adviser.

128. Perseus CDO I, Limited is a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment LLC holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. Babson Capital Management LLC acts as sub-adviser.

129. MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment LLC, hold in the aggregate approximately 39.7% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. Babson Capital Management LLC acts as sub-adviser.

130. Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, formerly an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding LP. Antares Capital Corporation manages the selection, acquisition and disposition of the Loan Collateral Debt Securities. MassMutual manages the High Yield Collateral Debt Securities and Babson Capital Management LLC acts as sub-adviser.

131. Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and Babson Capital Management LLC acts as sub-adviser. MassMutual and its affiliated subsidiaries own 34.35% of the Junior Subordinated Notes.

132. Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. Babson Capital Management LLC is the investment manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

MassMutual or Babson Capital acts as the investment adviser of the following investment companies, and as such may be deemed to control them.

1. MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates. MassMutual acts as adviser for MML Series Investment Fund II and Babson Capital Management LLC acts as sub-adviser to certain series.

2. MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual. MassMutual acts as adviser for each series and Babson Capital Management LLC acts as sub-adviser to certain series. OppenheimerFunds, Inc. and Baring International Investment Limited also act as sub-advisers to certain series.

3. MassMutual Corporate Investors (“CI”), a Massachusetts business trust that operates as a closed-end investment company. Babson Capital Management LLC is the investment adviser to CI.

4. MassMutual Participation Investors (“PI”), a Massachusetts business trust which operates as a closed end investment company. Babson Capital Management LLC acts as the investment adviser to PI.

5. Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, formerly an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding LP. Antares Capital Corporation manages the selection, acquisition and disposition of the Loan Collateral Debt Securities. MassMutual manages the High Yield Collateral Debt Securities and Babson Capital Management LLC acts a sub-adviser.

6. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high-yield bond fund. MassMutual Corporate Value Limited holds an ownership interest of approximately 88.4% in MassMutual Corporate Value Partners Limited.

7. MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment LLC holds approximately 34.11%, and HYP Management, Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in this company.

8. MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. Babson Capital Management LLC is the Investment Manager. MassMutual holds 1.79%, MMHC Investment LLC holds 50% and MassMutual High Yield Partners LLC holds 2.39% of the ownership interest in MassMutual/Darby CBO, LLC.

9. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment LLC holds 37.04% of the subordinated notes of this issue, which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. Babson Capital Management LLC acts as sub-adviser.

10. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily U.S. issuers including, to a limited extent, convertible high yield bonds. MMHC Investment LLC holds 40% of the mandatorily redeemable preferred shares of this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. Babson Capital Management LLC acts as sub-adviser.

11. Perseus CDO I, Limited is a Cayman Island Corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment LLC holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. Babson Capital Management LLC is the sub-adviser.

12. MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment LLC hold in the aggregate approximately 39.7% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. Babson Capital Management LLC acts as sub-adviser.

13. Maplewood (Cayman) Limited is an entity organized under the laws of the Cayman Islands that invests primarily in bank loans. Babson Capital Management LLC acts as investment adviser.

14. Suffield CLO, Limited is a Cayman Islands Corporation that operates as a collateralized loan obligations fund that invests primarily in domestic bank loans and high yield bonds. Babson Capital Management LLC is the investment adviser. MassMutual holds 23.13% of the preferred shares.

15. Wilbraham CBO Ltd. is a Cayman Islands limited liability company that operates as collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. Babson Capital Management LLC is the investment manager. MassMutual owns 33.99% of the preferred shares.

16. Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. Babson Capital Management LLC is the investment manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

17. Enhanced Mortgage-Backed Securities Fund II is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. Babson Capital Management LLC is the investment manager. MassMutual holds approximately 33% of the Class C Certificates.

18. Special Value Bond Fund II, LLC is a Delaware limited liability company that operates as a high yield bond fund. Babson Capital Management LLC is co-manager of the fund. MassMutual owns 20% of the subordinated notes.

19. Leland Fund, L.P., a Delaware limited partnership that has made investments in a diversified international fund. Babson Capital Management LLC is the investment manager. MassMutual holds 70.47% of the ownership interest in this entity.

20. Longmeadow CDO Debt Fund I, Limited, a fund investing in collateralized debt obligation securities that is managed by Babson Capital Management LLC.

21. Hampden CBO Ltd, a cash/flow CDO investing in investment-grade bonds and loans, primarily U.S. MassMutual holds a 23% interest in the fund, which is managed by Babson Capital Management LLC.

22. Phoenix Funding Limited, a cash/flow CDO that is managed by Babson Capital Management LLC.

23. Palmyra Funding Limited, a fund investing in credit default swaps that is managed by Babson Capital Management LLC.

24. Palmyra Funding II Limited, a fund investing in credit default swaps that is managed by Babson Capital Management LLC.

25. Enhanced Mortgage-Backed Securities Fund Limited III is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities, collateralized mortgage obligations, debt securities and derivative instruments. Mass Mutual holds approximately 90% of the equity in the Fund. Babson Capital Management LLC serves as the investment manager.

26. Connecticut Valley Structured Credit CDO I, Ltd., a fund investing in CBO debt securities. Babson Capital Management LLC serves as the investment manager. MassMutual currently has a 28% interest in the fund.

27. MassMutual/Boston Capital Mezzanine Partners, L.P. (“Fund I”) is a Delaware limited partnership that operates as a fund investing in junior and senior mortgage loans, mezzanine investments, preferred equity interests and other real estate assets located primarily in the United States. MMHC Investments LLC is a limited partner and owns 26.17 % of Fund I. Boston Mass, LLC, a Delaware limited liability company, is the investment advisor and general partner and owns 1.0% of Fund I. MassMutual Mortgage Finance, LLC, a Delaware limited liability company and wholly owned subsidiary of MassMutual, is a co-manager and owns 50% of Boston Mass LLC.

28. Constitution Wharf Fund, LLC (formerly known as Copper Beech Fund LLC), a limited liability hedge fund organized under Delaware law for which Babson Capital Management LLC serves as investment manager. MassMutual currently has a majority ownership interest.

29. Constitution Wharf Offshore Fund Ltd. (formerly known as Copper Beech Offshore Fund Ltd.), a hedge fund registered in the Cayman Islands for which Babson Capital Management LLC serves as the investment adviser. MassMutual currently has a majority ownership interest.

30. Storrs CDO Ltd., a special purpose corporation organized under the laws of the Cayman Islands, that invests primarily in residential mortgage-backed securities, commercial mortgage-backed securities, debt issued by real estate investment trusts and collateralized debt obligations. MassMutual holds a 20% equity interest in the company. Babson Capital Management LLC serves as investment adviser.

31. Phoenix LINRA Limited, a public limited liability company incorporated and registered in Jersey, Channel Islands, that invests primarily in synthetic investment grade bonds using credit default swaps. Babson Capital Management LLC acts as a financial sub agent.

32. Newton CDO Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands, that primarily invests in bank loans and high yield bonds. Babson Capital Management LLC acts as a collateral manager.

33. Tower Square Capital Partners, L.P., a Delaware limited partnership organized by Babson Capital Management LLC Capital Management LLC to invest primarily in mezzanine debt securities, and to a lesser extent in senior debt and/or private equity securities. MassMutual and its affiliates own, directly or indirectly, approximately 71% of the equity interests, of which a subsidiary of Babson Capital Management LLC is the general partner. MassMutual has purchased 33% of the Limited Partnership Interests in Tower Square Capital Partners, L.P. Babson Capital Management LLC serves as the Investment Manager.

34. Quantitative Enhanced Decisions Fund, L.P. is a Delaware limited partnership and Quantitative Enhanced Decisions Offshore Fund, Ltd is an exempted company incorporated under the laws of the Cayman Islands. Substantially all of the capital of these entities is invested through a master feeder structure in Quantitative Enhanced Decisions Master Fund, L.P., a Cayman Islands limited partnership. These funds, organized in 2002, seek to achieve returns through investments primarily in investment-grade fixed income assets, including mortgage-backed securities and asset-backed securities, and derivative instruments. MassMutual currently owns approximately 60% of the equity in the domestic fund. Babson Capital Management LLC acts as an adviser through its relationship in the GP adviser.

35. Union Wharf Fund, LLC, a limited liability hedge fund organized under Delaware law for which Babson Capital Management LLC serves as investment manager.

36. Union Wharf Offshore Fund Ltd, a hedge fund registered in the Cayman Islands for which Babson Capital Management LLC serves as the investment adviser.

37. Sargent’s Wharf Fund, LLC, a limited liability hedge fund organized under Delaware law for which Babson Capital Management LLC serves as investment manager.

38. Sargent’s Wharf Offshore Fund Ltd., a hedge fund registered in the Cayman Islands for which Babson Capital Management LLC serves as the investment adviser.

39. MassMutual/Boston Capital Mezzanine Partners II, L.P. (“Fund II”) is a Delaware limited partnership that operates as a fund investing in junior and senior mortgage loans, mezzanine investments, preferred equity interests and other real estate assets located primarily in the United States. MassMutual is a limited partner and owns 28.7% of Fund II. Boston Mass II LLC, a Delaware limited liability company, is the investment advisor and general partner. Babson Capital Management LLC is a co-manager and owns 50% of Boston Mass II LLC. CM Life is a 1.04% limited partner of Fund II.

40. Special Value Absolute Return Fund, LLC, a market value high yield/special situations CDO, organized under the laws of Delaware—Babson Capital Management LLC is a Co-Manager and a 7.5% Member of the Managing Member—MassMutual owns 7.5% of the equity in the fund (as a Member).

41. Mill River Capital Partners, LP, a Convertible Arbitrage hedge fund (feeder fund), organized under the laws of Delaware. Babson Capital Management LLC is the sole member of the GP and is the Investment Manager—GP owns 0.1% of fund, MassMutual owns 99.9% (as the sole limited partner (LP)) (this is the on-shore feeder to the fund next named below).

42. Mill River Master Fund, LP, a Convertible Arbitrage hedge fund (master fund) organized under the laws of the Cayman Islands. Babson Capital Management LLC is the sole member of the GP and is the Investment Manager—GP owns 0.1% of fund, feeder owns 99.9%.

43. Connecticut Valley Structured Credit CDO II, Ltd., a cash flow CDO investing in CDO debt securities that is organized under the laws of the Cayman Islands. Babson Capital Management LLC is Portfolio Manager—MassMutual owns 22.24% of preference shares.

44. Tower Square Capital Limited—Mezzanine debt and equity fund organized under the laws of the Cayman Islands, an offshore feeder for Tower Square fund.

45. Freedom Collateralized Holding 1999 CDO, Ltd., a cash flow high yield bond CDO organized under the laws of the Cayman Islands. Babson Capital Management LLC serves as Investment Manager.

46. Freedom Collateralized Holding 2000 CDO, Ltd, a cash flow high yield bond CDO organized under the laws of the Cayman Islands. Babson Capital Management LLC serves as Investment Manager. MassMutual owns 26% of the preference shares.

47. Seaboard CLO 2000 Ltd., a Cash flow CLO organized under the laws of the Cayman Islands. Babson Capital Management LLC serves as Collateral Manager—MassMutual owns 40% of equity (“subordinated notes”).

48. Babson CLO Ltd. 2003-I is a Cayman Islands exempted limited liability company that operates as a collateralized loan obligations fund that invests primarily in domestic bank loans. Babson Capital Management LLC is the collateral manager. MassMutual holds 30.36% of the ordinary preferred shares.

49. Jackson Creek CDO, Ltd. a Cayman corporation that operates as a fund investing in high yield debt securities. MassMutual owns 32.5% of the non-voting preferred shares. Babson Capital Management LLC is the collateral manager of Jackson Creek CDO, Ltd.

50. Hakone Fund LLC, a Delaware limited liability company that invests in high yield bank loans, high yield bonds and commercial mortgage loans. MassMutual Life Insurance Company, a majority-owned indirect subsidiary of MassMutual will be the sole investor in Hakone. Babson Capital Management LLC is the investment manager.

51. Enhanced Mortgage-Backed Securities Fund Limited IV is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities. Mass Mutual holds 38.33% interest in the Fund. Babson Capital Management LLC serves as the investment manager.

52. Babson Capital High Yield LLC, a Delaware limited liability company that is an unregistered, open-end investment fund investing primarily in high yield corporate debt obligations. MassMutual owns approximately 27% of the interests in this fund.

53. Babson Capital Small Cap Growth LLC, a Delaware limited liability company that is an unregistered, open-end investment fund investing primarily in small cap equity securities. MassMutual owns approximately 1.5% of the interests in this fund.

54. Leland Fund (Cayman), Ltd., a Cayman Islands exempted company that acts as a private investment fund, all the stock of which is owned by Leland Fund Multi G.P., Ltd.

55. Winterset Capital Partners, L.P., a Delaware limited partnership that is a hedge fund. MassMutual holds 100% of the ownership interest in this fund.

56. Winterset Master Fund, L.P., a Cayman Islands limited partnership that operates as a high yield bond and loan and special opportunities hedge fund.

57. Babson CLO Ltd. 2004-I, an exempted company incorporated with limited liability under the laws of the Cayman Islands. MassMutual holds approximately 20% of the ownership interests in this fund in the form of subordinated notes.

58. Leland Fund (Onshore), L.P.

59. Hanover/Babson Equity Investors Manager LLC.

60. Babson CLO Ltd. 2004-II.

61. Babson CLO Ltd. 2005-I.

62. Babson CLO Ltd. 2005-II.

63. Great Lakes LLC.

64. J/Z CBO (Delaware), LLC.

65. Tower Square Capital LLC.

66. TSCP Selective, L.P., a United States partnership.

67. Babson Capital Loan Strategies Fund L.P.

68. Pioneer Valley Structured Credit CDO I, Ltd.

69. Stony Hill CDO I (Cayman), Ltd.

70. Stony Hill CDO II (Cayman), Ltd.

71. Stony Hill CDO III (Cayman), Ltd.

72. Stony Hill CDO IV (Cayman), Ltd.

73. Stony Hill CDO V (Cayman), Ltd.

74. Griffin’s Wharf Fund, LLC, a Delaware limited liability company that operates as a long/short equity hedge fund.

75. Griffin’s Wharf Offshore Fund, Ltd., a Cayman Islands corporation that operates as a long/short equity hedge fund.

76. Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and Babson Capital Management LLC acts as sub-adviser. MassMutual and its affiliated subsidiaries own 34.35% of the Junior Subordinated Notes.

77. Babson CLO Ltd. 2005 III

78. Babson Capital Small Cap Relative Value, LLC

79. Babson Capital Loan Strategies Master Fund, L.P.

80. Braemar Energy Ventures, LP

81. Cobbs Wharf Fund, L.P.

82. Cobbs Wharf Master Fund, L.P.

83. Oasis Development Limited a private limited liability company incorporated and registered in Jersey, Channel Islands, the managing agent of PALMYRA Funding Limited and PALMYRA II Funding Limited, public limited liability companies that invest primarily in synthetic investment grade bonds using credit default swaps.

84. Osprey Strategies Ltd.

85. Quantitative Enhanced Decisions Master Fund, LP.

86. Quantitative Enhanced Decisions Offshore Fund, Ltd.

87. Quantitative Enhanced Decisions Offshore Fund II, Ltd.

88. Special Value Opportunities Fund, LLC

89. Tower Square Capital Partners II, L.P.

90. Tower Square Capital Partners II-A, L.P.

91. Whately CDO I, Ltd.

92. Enhanced Mortgage-Backed Securities Fund V Limited

93. Apex (IDM) CDO I, Ltd.

94. Duchess I CDO S.A.

95. Duchess II CDO S.A.

96. Duchess III CDO S.A.

97. Duchess IV CDO S.A.

98. Duchess V CDO S.A.

99. ELC (Cayman) Ltd.

100. ELC (Cayman) Ltd. CDO Series 1999-1

101. ELC (Cayman) Ltd. 1999-II

102. ELC (Cayman) Ltd. 1999-III

103. ELC (Cayman) Ltd. 2000-I

104. Tryon CLO Ltd. 2000-I

MassMutual or Cornerstone Real Estate Advisers LLC acts as the investment adviser or manager of the following investment companies and limited liability companies, and as such may be deemed to control them.

1. Cornerstone Apartment Fund I, LLC. MassMutual’s ownership interest in this company is 19%.

2. Cornerstone Partners I, LLC. MassMutual’s ownership interest in this company is 35%.

3. Cambridge Hotel, LLC, a Delaware limited liability company. MassMutual holds a 65% ownership interest in this company.

4. CAV I, Inc., a Maryland corporation that invests in residential properties. MassMutual holds a 24.1% ownership interest in this corporation.

5. Cornerstone Partners IV, LLC, a Delaware limited liability company. MassMutual holds a 55% ownership interest in this company.

6. Cornerstone Rotational Fund, LLC, a Delaware diversified, closed-end fund. MassMutual holds 100% of the ownership interest in this fund.

7. CREA/PPC Venture, LLC, a Delaware limited liability company. MassMutual is the managing and controlling member of this entity.

8. LVC-APTS, LP, a Delaware limited partnership formed to take title to residential property.

9. Cornerstone Apartment Venture I, LLC is 100% owned by MassMutual on behalf of MassMutual and a MassMutual insurance company separate investment account whose sole contract holder is a New York State Teacher’s Retirement System. The entity was formed for the purpose of acquiring interest in entities that develop, own and operate apartment projects.

10. West Conshohocken, LP, a Pennsylvania limited partnership that owns an office building in suburban Philadelphia. MassMutual wholly owns this entity.

11. West Conshohocken, LLC, a Pennsylvania limited liability company that is the general partner of West Conshohocken, LP.

12. Rockville Town Center, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

13. Marco Island Condominium, LLC, a Florida limited liability company that was formed for the purpose of developing and selling condominiums constructed in Marco Island, Florida. This entity is 100% owned by MassMutual.

14. 300 Third Street, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

15. Hickory Creek Industrial, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

16. VPRH, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

17. Corporate Crossing, LLC is a joint venture that owns real property. Because a third party is entitled to a contingent interest in cash flow and sale proceeds after a preferred return is realized, MassMutual holds a variable interest in this limited liability company.

Item 25:	Indemnification

Article VIII of Registrant’s Agreement and Declaration of Trust provides for the indemnification of Registrant’s Trustees and officers. Registrant undertakes to apply the indemnification provisions of its Agreement and Declaration of Trust in a manner consistent with Securities and Exchange Commission Release No. IC-11330 so long as the interpretation of Section 17(h) and 17(i) of the Investment Company Act of 1940 (the “1940 Act”) set forth in such Release shall remain in effect and be consistently applied.

Trustees and officers of Registrant are also indemnified by MassMutual pursuant to its by-laws which apply to subsidiaries, including Registrant. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the 1940 Act or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual’s directors’ and officers’ liability insurance program, which covers Registrant’s Trustees and officers, consist of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of Registrant against liability from shareholder derivative and similar lawsuits which are indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of Registrant or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26:	Business and Other Connections of the Investment Adviser

a. The Investment Adviser

MassMutual is the investment adviser for the Registrant. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual’s primary business is ordinary life insurance. It also provides, directly or through its subsidiaries, a wide range of annuity and disability products, and pension and pension-related products and services, as well as investment services to individuals, and corporations and other institutions, in all 50 states of the United States and the District of Columbia. MassMutual is also licensed to transact business in Puerto Rico, and six provinces of Canada, but has no export sales. Effective February 29, 1996, Connecticut Mutual Life Insurance Company merged into MassMutual. MassMutual’s principal lines of business are (i) the Individual Products business and Annuities business, which provide life insurance including variable and universal life insurance, annuities and disability income insurance to individuals and small businesses; (ii) Retirement Services, which provides group pension investment products and administrative services, primarily to sponsors of tax qualified retirement plans; and (iii) MassMutual International.

The directors and executive vice presidents of MassMutual, which is located at 1295 State Street, Springfield, Massachusetts, 01111-0001, their positions with MassMutual, and their other principal business affiliations and business experience for the past two years are as follows:

Directors

ROGER G. ACKERMAN, Director (since 1991) and Member, Corporate Governance, Executive and Operations Committees

Retired Chairman and Chief Executive Officer (since 2001), Corning Incorporated, P.O. Box 45, Phoenix, New York 13135 (manufacturer of advanced materials, communication equipment and environmental products); Director (since 1991), The Brinks Company (transportation and security services), 1801 Bayberry Ct., P.O. Box 18100, Richmond, Virginia 23226-8100; Member, Business Roundtable (since 1996); Member, The Business Council (since 1997); Member, Executive committee, National Association of Manufacturers (since 1991); and Member, Board of Overseers, Rutgers University Foundation (since 1996).

JAMES R. BIRLE, Chairman (since 2005), Director (since 1996), Chairman, Executive and Investment Committees and Member, Corporate Governance and Operations Committees

Chairman of the Board of Directors, MassMutual (since 2005); Chairman (since 1997), Resolute Partners, LLC; President (1994-1997) and Founder (1994), Resolute Partners, Inc. (private merchant bank), Greenwich, Connecticut; Chairman (1994-2003), Drexel Industries, LLC; and Trustee (1994-2003), Villanova University.

GENE CHAO, Director (since 1996) and Member, Corporate Governance and Human Resources Committees

Chairman and Chief Executive Officer (since 2000), Director (since 1997) National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia 22182; and Chairman, Chief Executive Officer and Director (since 2002), ULTECH LLC, 125 North Benson Road, Middlebury, Connecticut 06762.

JAMES H. DeGRAFFENREIDT, JR., Director (since 2002) and Member, Audit and Corporate Governance Committees

Chairman and Chief Executive Officer (since 1998), Director (since 2001), WGL Holdings, Inc., Washington, D.C., parent company of Washington Gas Light Company (public utility holding company), 101 Constitution Avenue, NW, Washington, DC 20080; Chairman and Chief Executive Officer (since 1998), Director (since 1994), Washington Gas Light Company; Director (since 1998), American Gas Association, Washington, D.C.; Director (since 1996), Harbor Bankshares Corporation (Holding Company), Baltimore, Maryland; Director (since 1998), MedStar Health, Columbia, Maryland; Co-Chairman of the Board (since 2004) and Director (1998-2004), Alliance to Save Energy, Washington, DC; Trustee (since 1999), Federal City Council, Washington, D.C.; Trustee (since 1995), Maryland Science Center, Baltimore, Maryland; and Trustee (since 1999), Walters Art Museum, Baltimore, Maryland.

PATRICIA DIAZ DENNIS, Director (since 1996) and Member, Human Resources and Investment Committees

Senior Vice President and Assistant General Counsel (since 2004), AT&T Services, Inc. (formerly SBC Services, Inc.), San Antonio, Texas; Senior Vice President, General Counsel and Secretary (2002-2004), SBC West, 2600 Camino Ramon, Room 4CS100, San Ramon, California 94583; Chair (2003-2005) and Secretary/Trustee (1991-2003), The Tomas Rivera Policy Institute; Trustee (1993-2005), Radio and Television News Directors Foundation; National Secretary (since 1999) National First Vice-Chair (2002-2005) and Chairman of the National Board of Directors (since 2005), Girl Scouts of the U.S.A.; Director (since 2001), UST-NYSE; Director (2001-2005), Entravision-NYSE; Director (since 2005), CarrAmerica NYSE; Trustee (since 2004), NHPfoundation; and Regent (1999-2005), Texas State University System.

JAMES L. DUNLAP, Director (since 1989) and Member, Audit and Human Resources Committees

Member, Board of Trustees (since 1990), Culver Educational Foundation, 130 Academy Road, Culver, Indiana 46511-1291; Member, Council of Overseers (since 1987), Jesse H. Jones Graduate School of Administration, Rice University, MS 531, 6100 Main Street, Houston, Texas 77005-1891; Member of the Corporation (since 2001), Woods Hole Oceanographic Institution, Woods Hole, Massachusetts 02543; Member, Board of Trustees (since 1991), Nantucket Conservation Foundation, Inc., P.O. Box 13, 118 Cliff Road, Nantucket, Massachusetts 02554-0013; and Director and Member of Compensation and Governance Committees (since 2003), El Paso Corporation, 1001 Louisiana Street, Houston, Texas.

WILLIAM B. ELLIS, Director (since 1996) and Member, Audit, Executive and Investment Committees

Lecturer and Resident Fellow (since 1995), Yale University School of Forestry and Environmental Studies, New Haven, Connecticut; Director (1996-2004) and Chairman, Investment Committee, MassMutual Foundation for Hartford (formerly Connecticut Mutual Life Foundation, Inc.); Director (since 1998), Pew Center on Global Climate Change; Trustee (1998-2004), Carnegie Mellon University; and Director (since 1995), Catalytica Energy Systems, Inc.

ROBERT A. ESSNER, Director (since 2002) and Member, Human Resources and Operations Committees

Chairman, President and Chief Executive Officer (since 2003), Director (since 1997), Wyeth, 5 Giralda Farms, Madison, New Jersey; and Trustee (since 2002), PennMedicine (the entity governing the University of Pennsylvania School of Medicine and the University of Pennsylvania Health System).

ROBERT M. FUREK, Director (since 1996) and Member, Corporate Governance and Operations Committees

Partner (since 1997), Resolute Partners LLC (private merchant bank); President (since 2003), CATELECTRIC Corp.; Corporator, (1991-2004), The Bushnell Memorial, Hartford, Connecticut; and Trustee, Chair of the Development Committee (since 1997), Kingswood-Oxford School.

CAROL A. LEARY, PH.D, Director (since 2004) and Member, Audit and Investment Committees

President (since 1994), Bay Path College, 588 Longmeadow Street, Longmeadow, Massachusetts 01106; Director (since 2001), United Bank, 95 Elm Street, West Springfield, Massachusetts 01089; Chair (2003-2004), and Past Chair-Chair of Nominating Committee (2004-2005), the Association of Independent Colleges and Universities in Massachusetts; Chair (since 2004), Vice Chair (2002-2004), Chair, Education Committee (2002-2004), Member, Executive Committee (On-going), Community Foundation of Western Massachusetts; Board Member (since 2002) and Treasurer (since 2005), Women’s College Coalition; Member, Board of Trustees (since 2003), The Frank Stanley Beveridge Foundation, Inc.; Member (2000-2004), Longmeadow Long-Range Planning Committee, Longmeadow, Massachusetts; Member (since 1995), Affiliated Chambers of Commerce of Greater Springfield (Massachusetts); Tourism Committee (since 2002), Economic Development Council; Member (since 1994), Cooperating Colleges of Greater Springfield (Massachusetts); Board Member (since 2004), Go Fit Foundation; and Chair (2004), American Heart Association of Western Massachusetts Heart Walk.

WILLIAM B. MARX, JR., Director (since 1990) and Chairman, Operations Committee, Member, Corporate Governance Committee

Senior Executive Vice President, Retired (since 1996), Lucent Technologies (public telecommunications systems and software), 600 Mountain Avenue, Murray Hill, New Jersey 07947; Director (2001-2003) Bethesda Hospital Foundation, Boynton Beach, Florida; and Trustee (2001-2004), Community Child Care Center, Delray Beach, Florida.

JOHN F. MAYPOLE, Director (since 1996) and Member, Corporate Governance and Operations Committees

Managing Partner, (since 1984), Peach State Real Estate Holding Company, LLP (Real Estate Investment Company); Co-owner of family businesses (including Maypole Chevrolet, Inc.) (since 1984); Director (1992-2005), Chair-Nominating, Corporate Committees, Member, Governance & Compensation Committee and Member, Audit Committee, Dan River, Inc. (textile manufacturer); Director (1998-2005) and Member, Compensation Committee, Meridian Automotive Systems, Inc. (formerly American Bumper & Mfg. Co.) (manufacturer of automotive/truck components); Director (since 1999) and Chair, Governance and Nominating Committee, Church & Dwight Co., Inc. (household product/personal care and specialty chemical (Arm & Hammer)) Princeton, New Jersey; Director (2000-2003), Chair, Audit Committee and Member, Budget Committee, Whitehead Institute For Biomedical Research; Director (since 2002), Chair, Auditing and Investment Committees, and Member, Board Governance, and Compensation & Development Committees, National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia 22182; and Director (since 2004) and Chair, Audit Committee, Knoll, Inc. (design and manufacturer of office furniture and textiles).

MARC RACICOT, Director (since 2001) and Member, Audit and Human Resources Committees

President (since 2005), American Insurance Association, 1130 Connecticut Avenue, NW, Suite 1000, Washington, DC 20036; Partner (2001-2005), Bracewell & Patterson, L.L.P., 2000 K Street, N.W., Suite 500, Washington, D.C. 20006-1872; Chairman (2002-2003), Republican National Committee; Director (since 2001), Burlington Northern Santa Fe Corporation; Member (2000-2004), Corporation for National Service and Community Service; Chairman (since 1999) and Member (since 1993), Jobs for America’s Graduates; Co-Chairman (2001-2005) and Member, United States Consensus Council; Director (since 2001), Siebel Systems; and Chairman (2003-2004), Bush-Cheney 2004.

STUART H. REESE, Director (since 2005) and Member, Corporate Governance and Investment Committees

Executive Officer

STUART H. REESE, President and Chief Executive Officer and Director

President and Chief Executive Officer (since 2005), Director (since 2005), Executive Vice President and Chief Investment Officer (2000-2005), MassMutual; Chairman (2001-2005) Member of the Board of Managers and Chief Executive Officer (1999-2005), and President (1999-2001 and 2003-2005), Babson Capital Management LLC, Independence Wharf, 470 Atlantic Avenue, Boston, Massachusetts 02210-2208; Chairman and Trustee (1999-2005), MML Series Investment Fund and MassMutual Select Funds (open-end investment companies); Chairman (1995-2005) and Trustee (1995-2005), MassMutual Participation Investors and MassMutual Corporate Investors (closed-end investment companies); Chairman (2001-2005), MMCI Subsidiary Trust and MMPI Subsidiary Trust; Director (1995-2005), MassMutual Corporate Value Partners Limited, (investment company); Member of the Advisory Board (1996-2005), MassMutual High Yield Partners II LLC (investment company); President (1996-2005), HYP Management LLC; Chairman, Director (since 1996) and President and Chief Executive Officer (since 2003), Charter Oak Capital Management, Inc.; Director (2003-2005), Babson Capital Securities Inc (broker-dealer); Director and Member, Compensation and Audit Committees (1999-2005), Cornerstone Real Estate Advisers LLC; President (1998-2004), MassMutual/Darby CBO LLC (investment company); Director (since 1999), MLDP Holdings; President (1996-2003), MMHC Investment LLC (formerly known as MMHC Investment, Inc.); Chairman (since 2005), Director, President and Chief Executive Officer (since 1996) and Executive Vice President-Investments (1996-2005), MML Bay State Life Insurance Company; Chairman (since 2005), Director, President and Chief Executive Officer (since 1996) and Executive Vice President-Investments (1996-2005), C.M. Life Insurance Company; Chairman, Director, President and Chief Executive Officer (since 2005) and Executive Vice President (2000-2005), MassMutual Holding LLC; Director (1999-2005), MassMutual Holding MSC, Inc.; Director (since 2005), MassMutual International, Inc.; Director (since 2004), MassMutual Investment Management Company (Japan); Director (2004-2005), MML Assurance, Inc.; Director and Member of Audit Committee (since 1999), Oppenheimer Acquisition Corp.; Director (to December 2005), MassMutual Corporate Value Limited; Executive Vice President (1996-2005), CM Assurance Company; Executive Vice President (1996-2005), CM Benefit Insurance Company; Director (2001-2005), Antares Asset Management, Inc.; Director and Chairman (1996-2005), Antares Capital Corp.; Director (2003-2005), Babson Investment Company; Director (1999-2005), Merrill Lynch Derivative Products; and Advisory Board Member (since 1995), Kirtland Capital Partners (investment partnership).

Executive Vice Presidents

FREDERICK C. CASTELLANI, Executive Vice President

Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Trustee (since 2001) and President (2001-2004), MML Series Investment Fund (open-end investment company); Trustee and Vice President (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); and Executive Vice President (since 2001), MassMutual Holding LLC.

ROGER W. CRANDALL, Executive Vice President and Chief Investment Officer

Executive Vice President and Chief Investment Officer (since 2005) and Member of the Office of the CEO (since 2005), MassMutual; President and Chief Executive Officer (2006), Chairman (since 2005) and Member of the Board of Managers (since 2004), Vice Chairman (from March 2005-June 2005), Managing Director (2000-2005) and Director (2003-2004), Babson Capital Management LLC; Non-Executive Director (since 2005), Baring Asset Management Limited; Director (since 2004), Babson Capital Europe Limited; Chairman and Trustee (since 2005), President (2003-2005) and Vice President (2002-2003), MassMutual Corporate Investors and MassMutual Participation Investors; Chairman (since 2005), Trustee and President (since 2003), MassMutual Subsidiary Trust; Director (since 2005), Babson Capital Japan KK; Chairman and Director (since 2005), Cornerstone Real Estate Advisers LLC; Executive Vice President-Investments (since 2005) C.M. Life Insurance Company; Executive Vice President-Investments (since 2005), MML Bay State Life Insurance Company; Director (since 2005), MassMutual Corporate Value Limited; Director (since 2005), MassMutual Corporate Value Partners Limited; Director and Vice President (since 2005), MassMutual Holdings (Bermuda) Ltd.; Director and President (since 2005), MassMutual Holding MSC, Inc.; Director (2003-2005), Antares Capital Corporation; Director (2003-2005), Antares Asset Management, Inc; Director (since 2004) and Executive Committee Member (since 2005), MML Assurance, Inc.; President (since 2003), Director (since 1996) and Member of the Advisory Board (since 2003), HYP Management LLC; President (since 1998), MassMutual/Darby CBO IM, Inc.; President (since 2003), MMHC Investment LLC; and Director (since 2005), Oppenheimer Acquisition Corp.

HOWARD GUNTON, Executive Vice President and Chief Financial Officer

Executive Vice President and Chief Financial Officer (since 2001) and Member of the Office of the CEO (since 2005), MassMutual; Director (since 2000) and Member, Compensation Committee, MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding LLC) 1414 Main Street, Springfield; Massachusetts 01144-1013; Director (since 2000), CM Benefit Insurance Company; Director, Executive Vice President and Chief Financial Officer (since 2002), C.M. Life Insurance Company; Director, Executive Vice President and Chief Financial Officer (since 2002), MML Bay State Life Insurance Company; Director (since 2004), Babson Capital Japan KK; Director (since 2000), Cornerstone Real Estate Advisers LLC; Director (since 2000), MassMutual Asia Limited; Director (since 2002), MassMutual Benefits Management, Inc.; Director (since 2000), MassMutual Funding LLC; Director, Executive Vice President and Chief Financial Officer (since 2000), MassMutual Holding LLC; Director (since 2000), MassMutual Holding MSC, Inc.; Director (since 2001), MassMutual International Holding MSC, Inc.; Director (since 2001), MassMutual International, Inc.; Director (since 2000), MassMutual Services Limited (inactive subsidiary of MassMutual Asia, Ltd); Director (since 2000), MassMutual Trustees Limited (subsidiary of MassMutual Asia, Ltd.); Director (since 2000), MassMutual Guardian Limited (inactive subsidiary of MassMutual Asia, Ltd.); Director, Oppenheimer Acquisition Corp.; and Director (since 2004) and President, 9048-5434 Quebec, Inc.

JOHN V. MURPHY, Executive Vice President

Executive Vice President (since 1997) and Member of the Office of the CEO (since 2005), Executive Vice President (since 2000), MassMutual Holding LLC; MassMutual, 1295 State Street, Springfield, Massachusetts; Chairman, President (since 2001) and Director, Oppenheimer Acquisition Corp. and Oppenheimer Partnership Holdings, Inc.; Director (since 2001), Centennial Asset Management Corporation; Director, OppenheimerFunds Distributor, Inc.; Chairman, President and Chief Executive Officer, OppenheimerFunds, Inc.; Chairman and Director, Shareholder Services, Inc. and Shareholder Financial Services, Inc.; President and Director, OppenheimerFunds Legacy Program; Director, OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation, Tremont Capital Management, Inc., HarbourView Asset Management Corporation and OFI Private Investments, Inc.; President and Director of Oppenheimer Real Asset Management, Inc.; and member, Board of Governors of the Investment Company Institute.

MARK D. ROELLIG, Executive Vice President and General Counsel

Executive Vice President and General Counsel (since December 2005), MassMutual; Vice President, General Counsel and Secretary (2005), Fisher Scientific International Inc.; Vice President, General Counsel and Secretary (2002-2005), Storage Technology Corp.; Board Member and Corporate Secretary (2000-2002), Bulletin News Network Inc.; and Executive Vice President Public Policy, Human Resources & Law, Secretary and General Counsel, US WEST, Inc.

WILLIAM F. GLAVIN, JR., Executive Vice President

Executive Vice President (since 2006), MassMutual; Chief Executive Officer (2005-2006), President (2005-2006), Managing Director (2003-2006), Chief Operating Officer and Chief Compliance Officer (2003-2006), and Member of the Board of Managers (since 2003), Babson Capital; Director (since 2005), Baring Asset Management Limited; Director and Deputy Chairman (since 2005), MassMutual Holdings (Bermuda) Ltd.; President (2003-2006) and Chief Compliance Officer (2004-2006), Babson Capital Securities Inc; and President (U.S. Retail) (2000-2003), Chief Operating Officer (U.S. Direct) (1999-2000), General Manager (AARP Investment Program) (1997-1999), Scudder Investments/Deutsche Asset Management.

NAVELLIER & ASSOCIATES, INC. (“Navellier”)

Name and Principal Business Address

Navellier & Associates, Inc.

One East Liberty

Third Floor

Reno, NV 89501

Business and Other Connections of Investment Adviser

Navellier & Associates, Inc. provides investment supervisory services and manages Investment Advisory accounts for individuals, trusts, estates charitable organizations and endowments, professional and religious organizations, corporations, pension plans, Regulation D partnerships, collective trusts, open-end investment companies, and private pooled funds.

Navellier is the adviser to the Navellier Performance Funds and the Navellier Millennium Funds, which are open-end investment companies. Navellier acts as the sub-adviser to the Touchstone Large Cap Growth Fund, the Clarington Navellier U.S. All Cap Fund, the Mass Mutual Mid Cap Growth Equity Fund, and the AIG SunAmerica Focused Series—Focused Large Cap Growth portfolio.

Navellier Hedge Management, Inc. is another investment Advisory firm whose majority owner is Louis G. Navellier. Navellier Hedge Management, Inc. is the adviser to and general partner of Navellier Vista III, L.P., Navellier Dynamic MPT, L.P., Navellier Dynamic Fundamental A, L.P., and Navellier Dynamic MPT II, L.P. Navellier Hedge Management, Inc. is also the adviser to Navellier Vista Overseas, Inc., a Cayman Island Corporation.

Louis Navellier writes the investment commentary and provides the research data for Louis Navellier’s Blue Chip Growth Letter, the Louis Navellier’s Emerging Growth Newsletter (formerly Louis Navellier’s MPT Review), the Quantum Growth Newsletter, and Louis Navellier’s Global Growth Newsletter. All four newsletters are owned and published by Phillips Publishing, Inc.

Investment Personnel

Louis Navellier - Chairman, Chief Investment Officer, Chief Executive Officer

Louis Navellier is Chairman of the Board, Chief Executive Officer, and Chief Investment Officer of Navellier & Associates, Inc., located in Reno, Nevada. Mr. Navellier is also editor of the MPT Review, Quantum Growth, Blue Chip Growth, and Global Growth stock advisory newsletters. Mr. Navellier has been very successful in translating what had been purely academic techniques into “real market” applications. Mr. Navellier believes that disciplined, quantitative analysis can select stocks that will significantly outperform the overall market. Mr. Navellier employs a three-step, highly disciplined, “bottom-up” stock selection process, including quantitative analysis, fundamental analysis, and optimization of the securities selected for the portfolio. In 1980, Mr. Navellier began publishing his research in his stock advisory newsletter, the MPT Review. Since 1987, Mr. Navellier has been active in the management of individual portfolios, mutual funds, and institutional portfolios.

Louis Navellier has been broadly publicized. In addition to appearing on CNBC, Bloomberg, The Nightly Business

Report, and Wall Street Week, Mr. Navellier has been featured in Barron’s, Forbes, Fortune, Investor’s Business Daily, Money, Smart Money, and The Wall Street Journal. Most recently he was featured in Kenneth A. Stern’s book Secrets of the Investment All-Stars in the interview “Louis Navellier, A Man Who Has Beat Them All” as well as Alan R. Ackerman’s book Investing Under Fire: Winning Strategies from the Masters for Bulls, Bears, and the Bewildered.

Mr. Navellier received a B.S. in business administration in 1978 and an M.B.A. in finance in 1979 from California State University, Hayward.

Michael Borgen - Portfolio Manager

Michael Borgen joined Navellier in 1995 as a Quantitative Research Analyst and has eleven years of experience in the securities industry. Mr. Borgen has been the Portfolio Manager of the Mid Cap Growth Portfolio since its inception in 1997. Mr. Borgen is also responsible for the management of the Micro-to-Small Cap Growth strategy, and he participates on the management team of the Small-to-Mid Cap Growth strategy. Mr. Borgen is an integral member of Navellier’s research team and conducts ongoing research enhancements of the firm’s quantitative investment process and is involved with product development.

Mr. Borgen received a B.S. in finance and an M.S. in economics from the University of Nevada, Reno.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (“WRIMCO”)

Waddell & Reed Investment Management Company (“WRIMCO”) is an indirect subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 62201-9217. WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. since each company’s inception.

WRIMCO Directors and Officers

HENRY J. HERRMANN

CEO, Director, President (since 1991)

Hire Year 1971

Education: New York University – BS 1966 Chartered Financial Analyst

MIKE L. AVERY

Executive Vice President and Chief Investment Officer (since 2005)

Hire Year 1981

Education: University of Missouri – BS, Saint Louis University - MBA 1981

JOHN E. SUNDEEN, JR.,

Chief Accounting Officer, Director (since 2001), Executive Vice President, and Chief Administrative Officer

(since 2004)

Hire Year 1983

Education: University of Kansas – BS 1983, University of Missouri/Kansas City - MBA, 1986 Chartered

Financial Analyst

MARK G. SEFEROVICH

Senior Vice President and Portfolio Manager (since 1996)

Hire Year 1989

Education: University of Kansas - BA 1969, University of Arkansas – MBA 1971, Chartered Financial Analyst

KENNETH G. MCQUADE

Vice President and Portfolio Manager (since 2003)

Hire Year 1997

Education: Bradley University, Peoria, IL - BS 1992

BRENT K. BLOSS

Treasurer (since 2004)

Hire Year 2002

Education: Southwest Missouri State University-B.S. in Accounting 1991, C.P.A.

LAWRENCE J. CIPOLLA

Chief Operations Officer and Senior Vice President (since 2004)

Hire Year 1995

Education: University of Missouri at Warrensburg, University of Missouri at Kansas City, University of

Wisconsin Graduate School of Banking

DANIEL P. CONNEALY

Chief Financial Officer and Senior Vice President (since 2004)

Hire Year 2004

Education: Rockhurst University (1968) - BSBA in Accounting, C.P.A.

WENDY HILLS, Vice President, Associate General Counsel and Secretary

Vice President and Associate General Counsel (since 2004) and Secretary (since 2003)

Hire Year 1998

Education: University of Kansas - BA, 1993, University of Kansas - School of Law 1997

KRISTEN A. RICHARDS

Vice President, Associate General Counsel (since 2000) and Chief Compliance Officer (since 2001)

Hire Year 1995

Education: University of Kansas - BA, 1991, University of Kansas - School of Law – JD, 1994.

DANIEL C. SCHULTE

Senior Vice President and General Counsel (since 2000)

Hire Year 1998

Education: Bethel College - BS, 1988 University of Kansas - School of Law – JD, 1992

NORTHERN TRUST INVESTMENTS. N.A. (“NTI”)

Business and Other Connections of Investment Adviser

Northern Trust Investments, N.A. (“NTI,” formerly known and conducting business as Northern Trust Investments, Inc.) is a wholly-owned subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered bank. TNTC is a wholly-owned subsidiary of Northern Trust Corporation (“NTC”), a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, IL 60675-5986. Unless otherwise indicated, NTI and TNTC are referred to collectively as “Northern Trust.” Set forth below is a list of officers and directors of NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with TNTC (other than as director), as indicated below, and certain other officers of NTI hold comparable positions with Northern Trust Securities, Inc. (“NTSI”), a wholly-owned subsidiary of NTC. NTSI is located at 50 South LaSalle Street, Chicago, IL 60675-5986.

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Beckman, Carl P. Treasurer	The Northern Trust Company	Senior Vice President

Carberry, Craig R. Secretary	The Northern Trust Company	Senior Attorney

Dudley, Jr., Orie Leslie Director, Executive Vice President and Chief Investment Officer	The Northern Trust Company and Northern Trust Corporation	Executive Vice President and Chief Investment Officer

Gossett, Mark C. Director and Chief Operating Officer	The Northern Trust Company	Senior Vice President

Logan, Lyle Director	The Northern Trust Company	Senior Vice President

Sagraves, Barry R. Director	The Northern Trust Company	Senior Vice President

Schreuder, Jana R. Director	The Northern Trust Company	Executive Vice President

Toth, Terence J. Chairman, President and Chief Executive Officer	The Northern Trust Company	President

Taccetta, Scott Controller	Northern Trust Securities, Inc.	Vice President

Vardas, Michael A. Director	The Northern Trust Company	Senior Vice President

Waddell, Frederick H. Director	The Northern Trust Company	Executive Vice President

Wennlund, Lloyd A. Director and Executive Vice President	The Northern Trust Company	Executive Vice President

RS INVESTMENT MANAGEMENT, L.P. (“RS”)

RS Investment Management, L.P. (“RS”), formerly Robertson, Stephens & Company Investment Management, L.P., is a SEC-registered investment adviser. RS serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser. The business address of RS is 388 Market Street, Suite 1700, San Francisco, California 94111.

RS is a California limited partnership that provides investment advice and investment management services to mutual funds, private investment funds, institutions and high net worth individuals.

Randy Hecht

Randy Hecht is the Chairman of RS Investments. He joined Robertson, Stephens & Company (RS&Co) in June 1984 as the firm’s chief financial officer and became a managing director in 1985. From 1993 to 1997, Randy was executive vice president and chief operating officer of RS&Co. and held a position on the firm’s executive committee. Prior to working at RS&Co., Randy was the chief financial officer of Futures Trading Incorporated from 1978-1983. Randy holds a B.S. in finance from the University of California at Berkeley and is a Certified Public Accountant.

Terry Otton

Terry Otton is the Chief Executive Officer of RS Investments. Prior to joining the firm in April 2004, Terry had served as a Managing Director of the M&A practice at Putnam Lovell NBF Group Inc., an investment banking firm focused on the investment management industry since 2001. Previously, Terry spent over 10 years as the CFO of Robertson, Stephens & Co. (RS&Co.) and Robertson Stephens Investment Management (RSIM), the predecessor of RS Investments. Terry was one of the original principals who established RS’ mutual fund business in 1987 and served as its CFO until it became an independent, employee-owned firm in 1999. Terry holds a B.S. in Business Administration from the University of California at Berkeley and is a Certified Public Accountant.

Ben Douglas

Ben Douglas is the General Counsel of RS Investments. Prior to joining the firm in 2003, Ben was Vice President and Senior Counsel at Charles Schwab Investment Management. Previously, he was an associate at Shartsis, Friese & Ginsburg LLP. Ben holds a J.D. and M.P.P., along with a B.A. in history, from the University of California at Berkeley.

John Sanders

John Sanders is the Chief Compliance Officer of RS Investments. Prior to joining the firm in February 2004, he had served as the Director of Compliance and Co-COO for Husic Capital Management in San Francisco since 2000. Previously, he was the Equity Compliance Director at Banc Boston Robertson Stephens. He began his career in the securities industry with Kidder, Peabody & Co. in New York. In 1976 he joined Robertson, Colman, Siebel and Weisel (which became Robertson Stephens in 1983) as the Director of Compliance and Operations.

DAVIS SELECTED ADVISERS, L.P. (“DSA”)

Davis Selected Advisers, L.P. (“DSA”) and subsidiary companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-investment adviser to other investment companies. Davis Investments, LLC is the sole general partner of DSA. Its sole member, Christopher C. Davis, controls Davis Investment, LLC. Venture Advisers, Inc. is a corporation whose primary purpose is to hold limited partner units in DSA. Davis Distributors LLC, a wholly-owned subsidiary of DSA, is a registered broker-dealer. Davis Selected Advisers NY, Inc., another wholly-owned subsidiary, provides investment management services to various registered and unregistered investment companies, pension plans, institutions and individuals. Davis serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of Davis have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Davis or its predecessors. The business address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Andrew A. Davis

(6/25/63) 124 East Marcy Street, Santa Fe, NM 87501. Director and President or Vice President of each of the Davis Funds and the Selected Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

Christopher C. Davis

(7/13/65) 609 Fifth Avenue, New York, NY 10017. Director and Chief Executive Officer, President, and/or Vice President of each of the Davis Funds and the Selected Funds; Director, Chairman and Chief Executive Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Is an employee of Shelby Cullom Davis & Co., a registered broker/dealer.

Kenneth C. Eich

(8/14/53) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Executive Vice President and Principal Executive Officer of each of the Davis Funds and Selected Funds; Chief Operating Officer of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

Douglas Haines

(3/4/71) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Treasurer Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds and Selected Funds.

Sharra L. Reed

(9/25/66) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President Chief Compliance Officer of each of the Davis Funds and Selected Funds; Vice President of Davis Investments, LLC. Also serves as Chief Compliance Officer for DSA and as a senior officer for several companies affiliated with DSA which are described above.

Thomas D. Tays

(03/07/57) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Legal Officer and Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

Gary Tyc

(05/27/56) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

Russell O. Wiese

(05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

T. ROWE PRICE ASSOCIATES, INC. (“T. ROWE PRICE”)

Item 26. Business and Other Connections of Investment Manager

T. Rowe Price Group, Inc. (“Group”) owns 100% of the stock of T. Rowe Price Associates, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price affiliated companies.

T. Rowe Price Associates, Inc. (“Price Associates”), a wholly owned subsidiary of Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including investment companies. Price Associates is registered as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Savings Bank (“Savings Bank”), a wholly owned subsidiary of Price Associates, was incorporated in 2000 as a federally chartered savings bank. The Savings Bank provides federally insured bank products to a national customer base.

T. Rowe Price International, Inc. (“T. Rowe Price International”), a wholly owned subsidiary of T. Rowe Price Finance, Inc., was incorporated in Maryland in 1979 and provides investment counsel service with respect to foreign securities for institutional investors. In addition to managing private counsel client accounts, T. Rowe Price International also sponsors and serves as adviser and subadviser to U.S. and foreign registered investment companies which invest in foreign securities, serves as general partner of T. Rowe Price International Partners, Limited Partnership, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund. T. Rowe Price International, which has offices in Baltimore, London, Hong Kong, Singapore, and Buenos Aires, is registered as an investment adviser under the Investment Advisers Act of 1940, and is also registered with the Financial Services Authority (“FSA”) in the United Kingdom and the Securities and Futures Commission of Hong Kong.

T. Rowe Price Global Investment Services Limited (“Global Investment Services”), an English corporation, was incorporated in 2000 and is a wholly owned subsidiary of Group. Global Investment Services provides investment management, sales, and client servicing to non-U.S. institutional and retail investors. Global Investment Services is an SEC registered investment adviser under the Investment Advisers Act of 1940 and is also registered with the U.K. Financial Services Authority.

T. Rowe Price Global Asset Management Limited (“Global

Asset Management”), an English corporation, was incorporated in 1999 and is a wholly owned subsidiary of Group. Global Asset Management is an SEC registered investment adviser under the Investment Advisers Act of 1940. Global Asset Management is also registered with the U.K. Financial Services Authority and provides investment management services to Japanese investment trusts and other accounts for institutional investors in Japan pursuant to one or more delegation agreements entered into between Daiwa SB Investments, Ltd. and Global Asset Management or other advisory agreements.

T. Rowe Price Investment Services, Inc. (“Investment Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor for the registered investment companies which Price Associates and T. Rowe Price International sponsor and serve as investment adviser (the “Price Funds”). Investment Services also serves as distributor for any proprietary variable annuity products. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

T. Rowe Price Associates Foundation, Inc. (the “Foundation”) was incorporated in 1981 (and is not a subsidiary of Price Associates). The Foundation’s overall objective is to improve the quality of life in the community at large by making charitable contributions to nonprofit organizations benefiting education, arts and culture, civic and community, and human services interests. In addition to grant making, the Foundation also has a very generous matching gift program whereby contributions and volunteer service T. Rowe Price employees give to qualifying organizations of their choice are matched according to established guidelines.

T. Rowe Price Services, Inc. (“Price Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including accounting and shareholder services, to the Price Funds, and also provides accounting services to certain affiliates of Price Associates.

T. Rowe Price Retirement Plan Services, Inc. (“RPS”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

T. Rowe Price Trust Company (“Trust Company”), a wholly owned subsidiary of Price Associates, was incorporated in 1983 as a Maryland-chartered limited-service trust company for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian of certain qualified and nonqualified employee benefit plans, individual retirement accounts, and common trust funds.

T. Rowe Price Investment Technologies, Inc. (“Investment Technologies”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1996. Investment Technologies owns the technology rights, hardware, and software of Price Associates and affiliated companies and provides technology services to them.

TRPH Corporation, a wholly owned subsidiary of Price Associates, was incorporated in 1997 to acquire an interest in a U.K.-based corporate finance advisory firm.

T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership organized in 1995 which invests in private financings of emerging growth companies.

T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company (with Price Associates and the Trust Company as its members) incorporated in 1996 to serve as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which invests in financially distressed companies.

T. Rowe Price (Canada), Inc. (“TRP Canada”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1988. TRP Canada is registered as an investment adviser under the Investment Advisers Act of 1940 as well as with the Ontario Securities Commission, as a non-Canadian Adviser, Investment Counsel, and Portfolio Manager to provide advisory services to individual and institutional clients residing in Canada.

T. Rowe Price Insurance Agency, Inc., a wholly owned subsidiary of Group, was incorporated in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

Since 1983, Price Associates has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

TRP Suburban, Inc. (“TRP Suburban”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1990. TRP Suburban entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses Price Associates investment technology personnel.

TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland. The corporate campus houses transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Suburban Third, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1999 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

TRP Finance, Inc., a wholly owned subsidiary of Price Associates, was incorporated in Delaware in 1990 to manage certain passive corporate investments and other intangible assets.

T. Rowe Price Advisory Services, Inc., (“Advisory Services”), a wholly owned subsidiary of Group, was incorporated in Maryland in 2000. Advisory Services is registered as an investment adviser under the Investment Advisers Act of 1940, and provides investment advisory services to individuals, including shareholders of the Price Funds.

Listed below are the directors and executive officers of Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates:

Directors of T. Rowe Price Group, Inc.

JAMES T. BRADY, Director of T. Rowe Price Group, Inc. Mr. Brady is managing director of Mid Atlantic, Ballantrae International, Ltd., a management consulting firm; Aether Systems, Inc., an owner and manager of mortgage securities and government agency investments; Constellation Energy Group, a diversified energy company; and McCormick & Company, Inc., a manufacturer, marketer, and distributor of spices and seasonings. Mr. Brady’s address is 5625 Broadmoor Terrace, Ijamsville, Maryland 21754.

J. ALFRED BROADDUS, JR., Director of T. Rowe Price Group, Inc.

Mr. Broaddus is a former president of the Federal Reserve Bank of Richmond and is a member of the American Economic Association and the National Association of Business Economists. He also serves on the board of directors of Owens & Minor, Inc., a medical/ surgical supplies distributor; Albemarle Corporation, a specialty chemicals producer; and Markel Corporation, a specialty insurer. Mr. Broaddus’ address is 4114 Hanover Avenue, Richmond, Virginia 23221.

DONALD B. HEBB, JR., Director of T. Rowe Price Group, Inc. Mr. Hebb is the managing general partner of ABS Capital Partners. Mr. Hebb’s address is 400 E. Pratt Street, Suite 910, Baltimore, Maryland 21202.

DR. ALFRED SOMMER, Director of T. Rowe Price Group, Inc. Dr. Sommer is dean of the Johns Hopkins Bloomberg School of Public Health and professor of ophthalmology, epidemiology, and international health; Director of the Academy for Educational Development and of Becton Dickinson, a medical technology company; Chairman of the Expert Group on Health of the World Economic Forum’s Global Governance Initiative and of the International Vitamin A Consultative Group Steering Committee; and senior medical advisor for Helen Keller International. Dr. Sommer’s address is 615 N. Wolfe Street, Room 1041, Baltimore, Maryland 21205.

DWIGHT S. TAYLOR, Director of T. Rowe Price Group, Inc. Mr. Taylor is president of Corporate Development Services, LLC, a commercial real estate developer that is a subsidiary of Corporate Office Properties Trust, and director of MICROS Systems, Inc., a provider of information technology for the hospitality and retail industry. He also serves on the Board of Maryland Chapter and is on the Executive Committee of the National Board of the National Association of Industrial & Office Properties. Mr. Taylor’s address is 8815 Centre Park Drive, Suite 400, Columbia, Maryland 21045.

ANNE MARIE WHITTEMORE, Director of T. Rowe Price Group, Inc. Mrs. Whittemore is a partner of the law firm of McGuireWoods, L.L.P. and a Director of Owens & Minor, Inc. and Albemarle Corporation. Mrs. Whittemore’s address is One James Center, Richmond, Virginia 23219.

All of the following directors of Group are employees of Price Associates:

EDWARD C. BERNARD, Director and Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Director and President of T. Rowe Price Advisory Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Investment Services, Inc.; Director of T. Rowe Price Services, Inc.; Chairman of the Board and Director of T. Rowe Price Savings Bank

JAMES A.C. KENNEDY, Director and Vice President of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price Threshold Fund Associates, Inc.; Director of T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International, Inc.

JAMES S. RIEPE, Vice Chairman of the Board, Director, and Vice President of T. Rowe Price Group, Inc.; Director and Vice President of T. Rowe Price Associates, Inc.; Chairman of the Board, Director, President, and Trust Officer of T. Rowe Price Trust Company; Chairman of the Board, Director, and President of T. Rowe Price (Canada), Inc.; Chairman of the Board and Director of T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director of T. Rowe Price Advisory Services, Inc., T. Rowe Price Insurance Agency, Inc., T. Rowe Price International, Inc., TRP Suburban, Inc., TRP Suburban Second, Inc., TRP Suburban Third, Inc., and TRPH Corporation

GEORGE A. ROCHE, Chairman of the Board, Director, and President of T. Rowe Price Group, Inc.; Director and President of T. Rowe Price Associates, Inc.; Chairman of the Board and Director of TRP Finance, Inc.; Director of T. Rowe Price International, Inc. and T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc., TRP Suburban, Inc., TRP Suburban Second, Inc., and TRP Suburban Third, Inc.

BRIAN C. ROGERS, Chief Investment Officer, Director, and Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Director and Vice President of T. Rowe Price Trust Company

Additional Executive Officers

KENNETH V. MORELAND, Chief Financial Officer and Vice President of T. Rowe Price Group, Inc.; Chief Financial Officer of T. Rowe Price Associates, Inc.; Director and President of TRP Finance, Inc.; President of TRP Suburban, Inc., TRP Suburban Second, Inc., and TRP Suburban Third, Inc.

Certain directors and officers of Group and Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also “Management of the Funds,” in Registrant’s Statement of Additional Information.

HARRIS ASSOCIATES L.P. (“HARRIS ASSOCIATES”)

Harris Associates L.P. (“HALP”) is a registered investment adviser under the Advisers Act. The directors and executive officers of Harris Associates have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Harris Associates or its predecessors. Harris Associates Inc. (“HAI”) is HALP’s general partner. HALP is affiliated with and a limited partner of Harris Associates Securities L.P. (“HASLP”), a broker-dealer. The business address of Harris Associates is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

Directors and Officers

Name, Address and Position(s) and Age at December 31, 2005 and Principal Occupation(s) during the Past Five Years.

PETER S. VOSS. 59. Chairman and Chief Executive Officer, IXIS Asset Management Group, President and Chief Executive Officer, IXIS Asset Management North America L.P., formerly named CDC IXIS Asset Management North America L.P. (investment management), Member of the Supervisory Board, IXIS Asset Management; Director, Harris Associates Inc., Address: c/o IXIS Asset Management Group, 399 Boylston Street, Boston, Massachusetts 02116.

ROBERT LEVY. 55. Chairman, HAI, Chief Investment Officer, HALP, since 2001; President and Chief Executive Officer, HAI, HALP and HASLP, 1997-2002; Portfolio Manager, HALP.

HENRY R. BERGHOEF. 56. Director of Domestic Research, since January 2003; Vice President and Analyst and Portfolio Manager, HALP; Associate Director of Research, 2001-2002.

DAVID G. HERRO. 45. Director, HAI, Chief Investment Officer, International Equity, since 2003; Portfolio Manager, and Analyst, HALP.

JOHN R. RAITT. 51. Director, HAI, President and Chief Executive Officer of HAI, HALP and HASLP, since January 2003; Vice President, Chief Operating Officer, HALP, 2001-2003; Director of Research, 1998-2003, and Associate Director of Research, HALP prior thereto; Analyst, HALP.

JANET L. REALI. 54. Vice President, General Counsel, and Secretary, HAI, HALP and HASLP, since 2001. Senior Executive Vice President, General Counsel and Secretary, Everen Capital Corp. and Everen Securities, Inc. 1995-1999 (broker-dealer).

KRISTI L. ROWSELL. 39. Director, Treasurer, Chief Financial Officer, HAI, HALP and HASLP, since 1999.

FLOYD J. BELLMAN. 49. Vice President, HAI, since 1999; Portfolio Manager, HALP, since 1995.

G. NEAL RYLAND. 64. Director, HAI, since 2000; Executive Vice President and CFO, IXIS Asset Management US LLC, since 2000. Address: c/o IXIS Asset Management Group, 399 Boylston Street, Boston, Massachusetts 02116.

FIDELITY MANAGEMENT & RESEARCH COMPANY (“FMR”)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d	Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Management & Research (Far East) Inc. (FMR Far East), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson	Previously served as President and Director of FMR, FMRC, and FIMM (2005), Senior Vice President of funds advised by FMR (2005), and Trustee of funds advised by FMR (2006). Currently a Director of FMR Corp., President of Fidelity Employer Service Co. (FESCO) (2005), and President and a Director of Fidelity Investments Institutional Operations Company, Inc. (FIIOC) (2005).

Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and member of the Advisory Board of funds advised by FMR (2003). Previously served as Trustee of funds advised by FMR (2003).

Robert L. Reynolds	President and Director of FMR, FMRC, and FIMM (2005); Director and Chief Operating Officer of FMR Corp.

Stephen P. Jonas	Executive Director of FMR and FMRC (2005); Director of FIMM (2005), and FMR Corp.; Senior Vice President of funds advised by FMR.

Thomas Allen	Vice President of FMR and FMRC, and funds advised by FMR.

Paul Antico	Vice President of FMR, FMRC, and a fund advised by FMR.

Ramin Arani	Vice President of FMR, FMRC, and a fund advised by FMR.

John Avery	Vice President of FMR, FMRC, and a fund advised by FMR.

David Bagnani	Vice President of FMR and FMRC (2004).

Robert Bertelson	Vice President of FMR, FMRC, and a fund advised by FMR.

Stephen Binder	Vice President of FMR, FMRC and a fund advised by FMR.

William Bower	Vice President of FMR, FMRC, and funds advised by FMR.

Philip L. Bullen	Senior Vice President of FMR and FMRC; Vice President of certain Equity funds advised by FMR; President and Director of FMR Far East and Fidelity Management & Research (U.K.) Inc. (FMR U.K.); Previously served as Director of Strategic Advisers, Inc.

Steve Buller	Vice President of FMR, FMRC, and funds advised by FMR.

John H. Carlson	Senior Vice President of FMR and FMRC (2003); Vice President of funds advised by FMR; Previously served as Vice President of FMR and FMRC (2003).

Stephen Calhoun	Vice President of FMR, FMRC (2005), and funds advised by FMR.

James Catudal	Vice President of FMR, FMRC, and a fund advised by FMR.

Ren Y. Cheng	Vice President of FMR, FMRC, and funds advised by FMR.

C. Robert Chow	Vice President of FMR, FMRC, and a fund advised by FMR.

Dwight D. Churchill	Executive Vice President of FMR and FMRC (2005); Senior Vice President of FIMM and Vice President of Equity funds advised by FMR; Previously served as Senior Vice President of FMR (2005).

Timothy Cohen	Vice President of FMR, FMRC (2003), and funds advised by FMR.

Katherine Collins	Senior Vice President of FMR and FMRC (2003); Previously served as Vice President of FMR and FMRC (2003).

Michael Connolly	Vice President of FMR and FMRC.

Matthew Conti	Vice President of FMR, FMRC (2003), and funds advised by FMR.

William Danoff	Senior Vice President of FMR, FMRC, and Vice President of funds advised by FMR.

Joseph Day	Vice President of FMR and FMRC (2003).

Scott E. DeSano	Previously served as Senior Vice President of FMR and FMRC (2005).

Penelope Dobkin	Vice President of FMR, FMRC, and a fund advised by FMR.

Julie Donovan	Vice President of FMR and FMRC (2003).

Walter C. Donovan	Executive Vice President of FMR and FMRC (2005); Vice President of High-Yield and Fixed-Income funds advised by FMR; Previously served as Senior Vice President of FMR and FMRC (2003).

Bettina Doulton	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Stephen DuFour	Vice President of FMR, FMRC, and funds advised by FMR.

William Eigen	Previously served as Vice President of FMR, FMRC, Strategic Advisers, Inc., and funds advised by FMR (2005).

Michael Elizondo	Vice President of FMR and FMRC (2004).

Bahaa Fam	Vice President of FMR, FMRC, and funds advised by FMR.

Jeffrey Feingold	Vice President of FMR and FMRC (2005).

Robert Scott Feldman	Vice President of FMR and FMRC (2003).

Richard B. Fentin	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Keith Ferguson	Previously served as Vice President of FMR and FMRC (2005).

Karen Firestone	Previously served as Vice President of FMR, FMRC, and funds advised by FMR (2005).

Jay Freedman	Assistant Secretary of FMR, FMRC and Fidelity Distributors Corporation (FDC); Secretary of FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., and FMR Corp.

Christopher J. Goudie	Vice President of FMR and FMRC (2004).

Boyce I. Greer	Executive Vice President of FMR and FMRC (2005); Vice President of the Select and Asset Allocation funds advised by FMR.

Bart A. Grenier	Previously served as Senior Vice President of FMR and FMRC, Vice President of certain Equity and High Income funds advised by FMR, and President and Director of Strategic Advisers, Inc. (2005).

Robert J. Haber	Senior Vice President of FMR and FMRC.

Richard C. Habermann	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

John F. Haley	Vice President of FMR and FMRC (2003).

Karen Hammond	Executive Vice President of FMR (2005); Previously served as Assistant Treasurer of FMR, FMRC, FMR U.K., FMR Far East, and FIMM, Vice President of FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc., and Treasurer of Strategic Advisers, Inc. and FMR Corp. (2005).

Brian J. Hanson	Vice President of FMR, FMRC (2004), and funds advised by FMR.

James Harmon	Vice President of FMR, FMRC, and funds advised by FMR.

Lionel Harris	Previously served as Vice President of FMR and FMRC (2003).

Ian Hart	Vice President of FMR, FMRC and funds advised by FMR.

Teresa A. Hassara	Vice President of FMR (2005).

Timothy F. Hayes	Executive Vice President of FMR (2005).

John Hebble	Vice President of FMR (2003).

Timothy Heffernan	Vice President of FMR and FMRC (2003).

Thomas Hense	Vice President of FMR and FMRC.

Cesar Hernandez	Vice President of FMR and FMRC.

Bruce T. Herring	Vice President of FMR and FMRC.

Adam Hetnarski	Vice President of FMR, FMRC, and funds advised by FMR.

Frederick D. Hoff, Jr.	Vice President of FMR, FMRC, and a fund advised by FMR.

Brian Hogan	Vice President of FMR and FMRC.

Michael T. Jenkins	Vice President of FMR and FMRC (2004).

David B. Jones	Vice President of FMR.

Rajiv Kaul	Vice President of FMR, FMRC (2003), and funds advised by FMR.

Steven Kaye	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Jonathan Kelly	Vice President of FMR and FMRC (2003).

William Kennedy	Vice President of FMR, FMRC, and funds advised by FMR.

Francis V. Knox, Jr.	Previously served as Vice President of FMR and Assistant Treasurer of funds advised by FMR (2005).

Harry W. Lange	Vice President of FMR, FMRC, and funds advised by FMR.

Harley Lank	Vice President of FMR and FMRC.

Thomas P. Lavin	Vice President of FMR and FMRC (2005).

Maxime Lemieux	Vice President of FMR, FMRC, and a fund advised by FMR.

Harris Leviton	Vice President of FMR, FMRC, and funds advised by FMR.

Douglas Lober	Vice President of FMR and FMRC (2003).

Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and member of the Advisory Board of funds advised by FMR (2003). Previously served as Trustee of funds advised by FMR (2003).

James MacDonald	Previously served as Senior Vice President of FMR (2005).

Robert B. MacDonald	Previously served as Vice President of FMR and FMRC (2004); Vice President of Strategic Advisers, Inc. (2004).

Richard R. Mace	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Charles A. Mangum	Senior Vice President of FMR and FMRC (2005); Vice President of funds advised by FMR; Previously served as Vice President of FMR and FMRC (2005)

Kevin McCarey	Vice President of FMR, FMRC, and funds advised by FMR.

Christine McConnell	Vice President of FMR, FMRC (2003), and a fund advised by FMR.

John B. McDowell	Senior Vice President of FMR and FMRC and Vice President of certain Equity funds advised by FMR.

Neal P. Miller	Vice President of FMR, FMRC, and a fund advised by FMR.

Peter J. Millington	Vice President of FMR and FMRC (2004)

Jeffrey Mitchell	Vice President of FMR and FMRC (2003).

Eric M. Mollenhauer	Vice President of FMR and FMRC (2004).

Charles S. Morrison	Vice President of FMR; Senior Vice President of FIMM (2003); Previously served as Vice President of FIMM and Bond funds advised by FMR (2003).

David L. Murphy	Executive Vice President of FMR (2005); Vice President of Fixed-Income and Money Market funds advised by FMR; Senior Vice President of FIMM (2003); Previously served as Vice President of FMR (2005) and FIMM (2003)..

Steve Neff	Senior Vice President of FMR (2005).

Mark Notkin	Vice President of FMR, FMRC, and funds advised by FMR.

Scott Offen	Vice President of FMR and FMRC (2003).

Fatima Penrose	Senior Vice President of FMR (2005); Previously served as Vice President of FMR (2005).

Stephen Petersen	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

John R. Porter	Vice President of FMR, FMRC (2004), and funds advised by FMR.

Keith Quinton	Vice President of FMR, FMRC, and funds advised by FMR.

Alan Radlo	Vice President of FMR and FMRC.

Larry Rakers	Vice President of FMR, FMRC, and funds advised by FMR.

William R. Ralls	Previously served as Vice President of FMR (2005).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc. (2005).

Christine Reynolds	Vice President of FMR (2003); President and Treasurer of funds advised by FMR (2004); Anti-Money Laundering Officer (2004).

Kennedy Richardson	Vice President of FMR and FMRC.

Clare S. Richer	Previously served as Senior Vice President of FMR (2005); Chief Financial Officer and Executive Vice President of FMR Corp. (2005).

Eric D. Roiter	Vice President, General Counsel, and Secretary of FMR and FMRC; Secretary of funds advised by FMR; Assistant Secretary of FMR U.K., FMR Far East, and FIMM; Previously served as Vice President and Secretary of FDC (2005).

Stephen Rosen	Vice President of FMR, FMRC (2004), and a fund advised by FMR.

Louis Salemy	Vice President of FMR, FMRC, and funds advised by FMR.

Lee H. Sandwen	Vice President of FMR and FMRC.

Peter Saperstone	Vice President of FMR, FMRC, and a fund advised by FMR.

Beso Sikharulidze	Previously served as Vice President of FMR, FMRC, and a fund advised by FMR (2005)..

Carol A. Smith–Fachetti	Vice President of FMR and FMRC.

Steven J. Snider	Vice President of FMR, FMRC, and a fund advised by FMR.

Mark P. Snyderman	Vice President of FMR, FMRC (2004), and a fund advised by FMR.

Thomas T. Soviero	Senior Vice President of FMR and FMRC (2005); Vice President of funds advised by FMR; Previously served as Vice President of FMR and FMRC (2005).

Robert E. Stansky	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Nicholas E. Steck	Vice President of FMR (2003); Compliance Officer of FMR U.K., FMR Far East, Strategic Advisers, Inc. (2005), and FMR Corp.

Susan Sturdy	Assistant Secretary of FMR, FMRC, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., FDC, and FMR Corp

Yolanda Taylor	Vice President of FMR and FMRC.

Victor Thay	Vice President of FMR, FMRC (2003), and funds advised by FMR.

Joel C. Tillinghast	Senior Vice President of FMR, FMRC, and Vice President of a fund advised by FMR.

Matthew C. Torrey	Vice President of FMR and FMRC (2004)

Robert Tuckett	Vice President of FMR.

Jennifer Uhrig	Senior Vice President of FMR (2005); Vice President of FMRC and funds advised by FMR; Previously served as Vice President of FMR (2005).

George A. Vanderheiden	Senior Vice President of FMR and FMRC.

Robert B. Von Rekowsky	Vice President of FMR, FMRC (2004), and funds advised by FMR.

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., FDC and FMR Corp. (2003); Vice President, Taxation, of FMR Corp.

Jason Weiner	Vice President of FMR, FMRC, and a fund advised by FMR.

Ellen Wilson	Previously served as Vice President of FMR (2004); Executive Vice President, Human Resources, of FMR Corp. (2004.

Steven S. Wymer	Senior Vice President of FMR (2005); Vice President of FMRC and a fund advised by FMR; Previously served as Vice President of FMR (2005).

JS Wynant	Vice President of FMR and FMRC; Treasurer of FMR, FMRC, FMR U.K., FMR Far East, and FIMM.

Derek L. Young	Vice President of FMR and FMRC (2004)

FMR CO., INC. (FMRC)

FMRC provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub–Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d	Chairman of the Board and Director of FMRC, FMR, FMR Far East, and FIMM ; Chief Executive Officer, Chairman of the Board and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson	Previously served as President and Director of FMRC, FMR, and FIMM (2005), Senior Vice President of funds advised by FMR (2005), and Trustee of funds advised by FMR (2006). Currently a Director of FMR Corp., President of FESCO (2005), and President and a Director of FIIOC (2005).

Peter S. Lynch	Vice Chairman and Director of FMRC and FMR and member of the Advisory Board of funds advised by FMR (2003). Previously served as Trustee of funds advised by FMR (2003).

Robert L. Reynolds	President and Director of FMRC, FMR, and FIMM (2005); Director and Chief Operating Officer of FMR Corp

Stephen P. Jonas	Executive Director of FMRC and FMR (2005); Director of FIMM (2005), and FMR Corp.; Senior Vice President of funds advised by FMR.

Thomas Allen	Vice President of FMRC, FMR, and funds advised by FMR.

Paul Antico	Vice President of FMRC, FMR, and a fund advised by FMR.

Ramin Arani	Vice President of FMRC, FMR, and a fund advised by FMR.

John Avery	Vice President of FMRC, FMR, and a fund advised by FMR.

David Bagnani	Vice President of FMRC and FMR (2004).

Robert Bertelson	Vice President of FMRC, FMR, and a fund advised by FMR.

Stephen Binder	Vice President of FMRC, FMR, and a fund advised by FMR.

William Bower	Vice President of FMRC, FMR, and funds advised by FMR.

Philip L. Bullen	Senior Vice President of FMRC and FMR; Vice President of certain Equity Funds advised by FMR; President and Director of FMR Far East and FMR U.K.; Director of Strategic Advisers, Inc.

Steve Buller	Vice President of FMRC, FMR, and a fund advised by FMR.

Steven Calhoun	Vice President of FMRC, FMR (2005), and funds advised by FMR.

John H. Carlson	Senior Vice President of FMRC and FMR (2003); Previously served as Vice President of FMRC, FMR, and funds advised by FMR (2003).

James Catudal	Vice President of FMRC, FMR, and a fund advised by FMR

Ren Y. Cheng	Vice President of FMRC, FMR and funds advised by FMR.

C. Robert Chow	Vice President of FMRC, FMR, and a fund advised by FMR.

Dwight D. Churchill	Executive Vice President of FMRC and FMR (2005); Senior Vice President of FIMM and Vice President of Equity funds advised by FMR; Previously served as Senior Vice President of FMR (2005).

Timothy Cohen	Vice President of FMRC, FMR (2003), and funds advised by FMR.

Katherine Collins	Senior Vice President of FMRC and FMR (2003); Previously served as Vice President of FMRC and FMR (2003).

Michael Connolly	Vice President of FMRC and FMR.

Matthew Conti	Vice President of FMRC, FMR (2003), and funds advised by FMR.

William Danoff	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Joseph Day	Vice President of FMRC and FMR (2003).

Scott E. DeSano	Previously served as Senior Vice President of FMRC and FMR (2005)..

Penelope Dobkin	Vice President of FMRC, FMR, and a fund advised by FMR.

Julie Donovan	Vice President of FMRC and FMR (2003).

Walter C. Donovan	Executive Vice President of FMRC and FMR (2005); Vice President of High-Yield and Fixed-Income funds advised by FMR; Previously served as Senior Vice President of FMRC and FMR (2005).

Bettina Doulton	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Stephen DuFour	Vice President of FMRC, FMR, and funds advised by FMR.

William Eigen	Previously served as Vice President of FMRC, FMR, Strategic Advisers, Inc., and funds advised by FMR (2005).

Michael Elizondo	Vice President of FMRC and FMR (2004).

Bahaa Fam	Vice President of FMRC, FMR, and funds advised by FMR.

Jeffrey Feingold	Vice President of FMRC and FMR (2005)

Robert Scott Feldman	Vice President of FMRC and FMR (2003).

Richard B. Fentin	Senior Vice President of FMRC and FMR and Vice President of a fund advised by FMR.

Keith Ferguson	Previously served as Vice President of FMRC and FMR (2005)..

Karen Firestone	Previously served as Vice President of FMRC, FMR, and funds advised by FMR (2005)..

Jay Freedman	Assistant Secretary of FMRC, FMR and FDC; Secretary of FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., and FMR Corp.

Christopher J. Goudie	Vice President of FMRC and FMR (2004).

Boyce I. Greer	Executive Vice President of FMRC and FMR (2005); Vice President of the Select and Asset Allocation funds advised by FMR.

Bart A. Grenier	Previously served as Senior Vice President of FMRC and FMR, Vice President of certain Equity and High Income funds advised by FMR, and President and Director of Strategic Advisers, Inc. (2005).

Robert J. Haber	Senior Vice President of FMRC and FMR; Vice President of a fund advised by FMR.

Richard C. Habermann	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

John F. Haley	Vice President of FMRC and FMR (2003).

Karen Hammond	Previously served as Assistant Treasurer of FMRC, FMR, FMR U.K., FMR Far East, and FIMM, Vice President of FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc., and Treasurer of Strategic Advisers, Inc. and FMR Corp.(2005); Executive Vice President of FMR (2005)..

Brian J. Hanson	Vice President of FMRC, FMR (2004), and funds advised by FMR.

James Harmon	Vice President of FMRC and FMR.

Lionel Harris	Previously served as Vice President of FMRC and FMR (2003).

Ian Hart	Vice President of FMRC, FMR and funds advised by FMR.

Timothy Heffernan	Vice President of FMRC and FMR (2003).

Thomas Hense	Vice President of FMRC and FMR.

Cesar Hernandez	Vice President of FMRC and FMR.

Bruce T. Herring	Vice President of FMRC and FMR.

Adam Hetnarski	Vice President of FMRC, FMR, and funds advised by FMR.

Frederick D. Hoff, Jr.	Vice President of FMRC, FMR, and a fund advised by FMR.

Brian Hogan	Vice President of FMRC and FMR.

Michael T. Jenkins	Vice President of FMRC and FMR (2004).

Rajiv Kaul	Vice President of FMRC and FMR (2003).

Steven Kaye	Senior Vice President of FMRC and FMR and Vice President of a fund advised by FMR.

Jonathan Kelly	Vice President of FMRC and FMR (2003).

William Kennedy	Vice President of FMRC, FMR, and funds advised by FMR.

Harry W. Lange	Vice President of FMRC, FMR, and funds advised by FMR.

Harley Lank	Vice President of FMRC and FMR.

Thomas P. Lavin	Vice President of FMRC and FMR (2005)

Maxime Lemieux	Vice President of FMRC and FMR.

Harris Leviton	Vice President of FMRC, FMR, and funds advised by FMR.

Douglas Lober	Vice President of FMRC and FMR (2003).

Peter S. Lynch	Vice Chairman and Director of FMRC and FMR and member of the Advisory Board of funds advised by FMR (2003). Previously served as Trustee of funds advised by FMR (2003).

Robert B. MacDonald	Previously served as Vice President of FMRC and FMR (2004); Vice President of Strategic Advisers, Inc. (2004).

Richard R. Mace	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Charles A. Mangum	Vice President of FMRC, FMR, and funds advised by FMR.

Kevin McCarey	Vice President of FMRC, FMR, and funds advised by FMR

Christine McConnell	Vice President of FMRC and FMR (2003).

John B. McDowell	Senior Vice President of FMRC and FMR and Vice President of certain Equity funds advised by FMR.

Neal P. Miller	Vice President of FMRC, FMR, and a fund advised by FMR.

Peter J. Millington	Vice President of FMRC and FMR (2004).

Jeffrey Mitchell	Vice President of FMRC and FMR (2003).

Eric M. Mollenhauer	Vice President of FMRC and FMR (2004)

Mark Notkin	Vice President of FMRC, FMR, and funds advised by FMR.

Scott Offen	Vice President of FMRC and FMR (2003).

Shep Perkins	Vice President of FMRC (2004).

Stephen Petersen	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

John R. Porter	Vice President of FMRC, FMR (2004), and funds advised by FMR.

Keith Quinton	Vice President of FMRC and FMR.

Alan Radlo	Vice President of FMRC and FMR.

Larry Rakers	Vice President of FMRC and FMR.

Kenneth A. Rathgeber	Chief Compliance Officer of FMRC, FMR, FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc. (2005).

Kennedy Richardson	Vice President of FMRC and FMR.

Eric D. Roiter	Vice President, General Counsel, and Secretary of FMRC and FMR; Secretary of funds advised by FMR;; Assistant Secretary of FMR U.K., FMR Far East, and FIMM; Previously served as Vice President and Secretary of FDC (2005).

Stephen Rosen	Vice President of FMRC, FMR (2004), and a fund advised by FMR.

Louis Salemy	Vice President of FMRC, FMR, and funds advised by FMR.

Lee H. Sandwen	Vice President of FMRC and FMR.

Peter Saperstone	Vice President of FMRC and FMR.

Beso Sikharulidze	Previously served as Vice President of FMRC, FMR, and a fund advised by FMR (2005).

Carol A. Smith–Fachetti	Vice President of FMRC and FMR.

Steven J. Snider	Vice President of FMRC, FMR, and a fund advised by FMR.

Mark P. Snyderman	Vice President of FMRC, FMR (2004), and a fund advised by FMR.

Thomas T. Soviero	Vice President of FMRC, FMR, and a fund advised by FMR.

Robert E. Stansky	Senior Vice President of FMRC and FMR and Vice President of a fund advised by FMR.

Susan Sturdy	Assistant Secretary of FMRC, FMR, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., FDC, and FMR Corp..

Yolanda Taylor	Vice President of FMRC and FMR.

Victor Thay	Vice President of FMRC and FMR (2003).

Joel C. Tillinghast	Senior Vice President of FMRC, FMR, and Vice President of a fund advised by FMR.

Matthew C. Torrey	Vice President of FMRC and FMR (2004).

Jennifer Uhrig	Vice President of FMRC, FMR, and funds advised by FMR.

George A. Vanderheiden	Senior Vice President of FMRC and FMR.

Robert B. Von Rekowsky	Vice President of FMRC, FMR (2004), and funds advised by FMR.

J. Gregory Wass	Assistant Treasurer of FMRC, FMR, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., FDC and FMR Corp. (2003); Vice President, Taxation, of FMR Corp.

Jason Weiner	Vice President of FMRC, FMR, and a fund advised by FMR.

Steven S. Wymer	Vice President of FMRC, FMR, and a fund advised by FMR.

JS Wynant	Vice President of FMRC and FMR; Treasurer of FMRC, FMR, FMR U.K., FMR Far East, and FIMM.

Derek L. Young	Vice President of FMRC and FMR (2004).

MAZAMA CAPITAL MANAGEMENT, INC. (“MAZAMA”)

The following are the names of the principal executive officers of Mazama and their positions with Mazama and other entities.

Executive Management

Ronald A. Sauer

CEO/Chief Investment Officer/Senior Portfolio Manager

Investment experience: since 1980

Mr. Sauer is the founder of Mazama Capital Management. He oversees the investment process and is the lead portfolio manager on all Mazama strategies. Mr. Sauer has been active in small and mid cap investing since 1980. In his role as President and Director of Research for Black & Company, Ron spent 14 years assisting small and mid cap managers with stock selection. Earlier in his career as an analyst at Willamette Management, and now as our lead portfolio manager, Mr. Sauer developed a highly disciplined and successful investment process. He developed Mazama’s proprietary Price Performance Model (PPM) in 1980, and it is a critical component and the underlying discipline of Mazama’s investment approach. Mr. Sauer earned his BA in Finance from the University of Oregon in 1980.

Brian P. Alfrey

EVP/Chief Operating Officer

Investment Experience: since 1987

Mr. Alfrey is a co-founder of Mazama Capital Management with over 17 years of industry experience, and oversees all aspects of the firm’s operation, responsible for business administration; operational infrastructure; personnel; finance and compliance. Prior to joining Mazama he was a Regional Vice President for Qualivest Mutual Funds (BISYS, Inc.) where he was a Product Manager responsible for distribution and marketing. Mr. Alfrey helped launch Qualivest’s successful mutual fund family in 1994, which surpassed $2.5 billion in assets during his tenure. Earlier, he worked as the Compliance Officer for US Bancorp’s Securities Division and as a Registered Representative and Investment Executive for Paine Webber. Mr. Alfrey earned his BS in Economics from Portland State University.

Stephen C. Brink, CFA

SVP/Portfolio Manager/Director of Research

Investment Experience: since 1977

Mr. Brink is a co-founder of Mazama Capital Management. He oversees the investment process and is responsible for research information flow and quality. Mr. Brink provides a solid analytical foundation, developed during his extensive experience in the investment industry. Mr. Brink began as a research analyst covering public and private small companies with Willamette Management. He joined US Trust in 1984, later becoming its Chief Investment Officer of the Pacific Northwest Office responsible for the investment advisory services for over $1.5 billion in client assets. He left US Trust in 1997 to join Mazama Capital Management. Mr. Brink received his BS in Business Administration from Oregon State University in 1977 and his Chartered Financial Analyst designation in 1982.

Jill R. Collins

Senior VP Marketing & Client Service

Investment Experience: since 1987

Ms. Collins is a co-founder of Mazama Capital Management and leads the marketing and client service efforts for the firm. Prior to joining Mazama, Ms. Collins spent 9 years with Marsh & McLennan, Inc.,

where she focused on large, corporate clients. As Senior Vice President at Marsh, she was responsible for building the company’s West Coast sales organization and leading its efforts to attract and retain new institutional clients. Prior to that, she was the marketing manager for San Francisco-based Fee + Munson Architects. Ms. Collins brings a relationship-driven approach to marketing that is at the heart of Mazama’s focus on client service. She received her Bachelor of Architecture degree from the University of Oregon in 1981.

Helen M. Degener

Strategic Advisor

Investment Experience: since 1966

Firm Experience: since 1999

Ms. Degener provides strategic advice to the executive management team and the portfolio management team, drawing upon her over 30 years of investment management experience. A close colleague of Ron Sauer’s for the last 17 years, Ms. Degener has been active in small & mid cap investing since 1970. Formerly Senior Vice President & Portfolio Manager for Fiduciary Trust and Vice President & Portfolio Manager for J.P. Morgan, Ms. Degener has managed over $1 billion in small and mid cap portfolios for over 15 years. Her career on Wall Street began in 1966, including positions as Vice President, Portfolio Manager & Director of Research at Lepercq de Neuflize and as a Research Analyst at Manufacturers Hanover Trust Company. Helen received a BA in Economics from Lake Erie College in 1963.

ALLIANCE CAPITAL MANAGEMENT L.P. (“ALLIANCE CAPITAL”)

The information with respect to each director and principal executive officer of Alliance Capital Management L.P. is as follows:

Name and Address	Position With Alliance Capital Management L.P.	Occupation
Alliance Capital Management Corp. (ACMC)	General Partner	N/A

Alliance Capital Management Holding L.P.	Limited Partner	N/A

AXA Equitable Life Insurance Company (AELIC)	Limited Partner	N/A

Lewis A. Sanders	Chairman of the Board and Chief Executive Officer	Chairman of the Board and Chief Executive Officer/ Director of ACMC

Roger Hertog	Vice Chairman and Director	Vice Chairman of ACMC

Benjamin Duke Holloway	Director	Consultant, The Continental Companies

Dominique Carrel-Billiard	Director	Senior Vice President, AXA

Henri DeCastries	Director	Chairman, Management Board, AXA Director, AELIC Chairman of the Board, AXA Financial

Denis Duverne	Director	Chief Financial Officer, AXA Director, AELIC

W. Edwin Jarmain	Director	President, Jarmain Group Inc.

Nicolas Moreau	Director	Chief Executive Officer, AXA Investment Managers

Lorie A. Slutsky	Director

Peter J. Tobin	Director	Special Assistant to the President, St. John’s University

Stanley B. Tulin	Director	Vice Chairman & Chief Financial Officer, AXA Financial

Christopher M. Condron	Director	Director, President & Chief Executive Officer, AXA Financial Chairman and Chief Executive Officer, AELIC Member of the Management Board, AXA

Gerald M. Lieberman	President, Chief Operating Officer and Director	President and Chief Operating Officer of ACMC

Lawrence H. Cohen	Executive Vice President	Executive Vice President of ACMC

Laurence E. Cranch	Executive Vice President and General Counsel	Executive Vice President and General Counsel of ACMC

Sharon E. Fay	Executive Vice President	Executive Vice President of ACMC

Marilyn G. Fedak	Executive Vice President	Executive Vice President of ACMC

Name and Address	Position With Alliance Capital Management L.P.	Occupation
Mark R. Gordon	Executive Vice President	Executive Vice President of ACMC

Thomas S. Hexner	Executive Vice President	Executive Vice President of ACMC

Seth J. Masters	Executive Vice President	Executive Vice President of ACMC

Marc O. Mayer	Executive Vice President	Executive Vice President of ACMC

Douglas J. Peebles	Executive Vice President	Executive Vice President of ACMC

Jeffrey S. Phlegar	Executive Vice President	Executive Vice President of ACMC

James G. Reilly	Executive Vice President	Executive Vice President of ACMC

Paul C. Rissman	Executive Vice President	Executive Vice President of ACMC

Lisa A. Shalett	Executive Vice President	Executive Vice President of ACMC

David A. Steyn	Executive Vice President	Executive Vice President of ACMC

Christopher M. Toub	Executive Vice President	Executive Vice President of ACMC

Robert Henry Joseph, Jr.	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer of ACMC

Mark R. Manley	Senior Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of ACMC

CLOVER CAPITAL MANAGEMENT (“CLOVER”)

The following are the names of the principal executive officers of Clover and their positions with Clover and its affiliated entities are:

Michael E. Jones, CFA (Officer - President and Director) Mike is THE Chief Executive Officer and a co-founder of the Firm. Mike’s primary role is Chief Investment Officer, where he oversees the Firm’s portfolio management effort. In addition to his strategy and portfolio management responsibilities, Mike conducts equity research in the Health Care and Consumer Discretionary sectors.

Stephen J. Carl, Esq. (Officer – Secretary & Treasurer and Director) Steve is the Firm’s Chief Operating Officer, overseeing the Firm’s Operations, Legal/Compliance and the Sales/Marketing efforts. After practicing law privately for several years, Steve became Legal Counsel to a Family of Companies, including two investment advisors, a mutual fund complex and a trust company. He joined Clover Capital in 2000, broadening his horizons by assuming business and client service responsibilities on top of his legal/compliance functions.

James G. Gould, CPA (Director) Jim was Vice President of Marketing and Client Services at Clover from 1987-2000, until he founded WealthCFO, LLC in 2000, known since late 2002 as Alesco Advisers, LLC.

WELLINGTON MANAGEMENT COMPANY, LLP (“WELLINGTON MANAGEMENT”)

The principal business address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109. Wellington Management Company, LLP is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management Company, LLP, the Fund’s investment sub-adviser, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

SANDS CAPITAL MANAGEMENT, LLC (“SANDS”)

Sands Capital Management, LLC is located at:

1100 Wilson Blvd., Suite 3050, Arlington, VA 22209

Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors, or general partners of Sands Capital:

Name	Title/Principal Occupation	Address
Frank M. Sands, Sr., CFA	Chairman, CEO, Chief Investment Officer, Director (Since 2/90)	1100 Wilson Blvd., Suite 3050, Arlington, VA 22209

Frank M. Sands, Jr., CFA	President, Director of Research, Director (since 7/00); formerly Principal, Research Analyst, Portfolio Manager of Fayez Sarofim & Co.	1100 Wilson Blvd., Suite 3050, Arlington, VA 22209

William L. Johnson	Senior Vice President (since 2/92)	1100 Wilson Blvd., Suite 3050, Arlington, VA 22209

Robert C. Puff, Jr.	Vice Chairman, Director (since 7/02); Formerly Chief Investment Officer of American Century Investment Management, Inc.	8 Davis Head Rd., Marblehead, MA 01945

Robert C. Hancock	Managing Director, Chief Operating Officer, Chief Compliance Officer (Since 4/04); formerly Managing Director, Chief Operating Officer of 1838 Investment Advisors, LLC.	1100 Wilson Blvd., Suite 3050, Arlington, VA 22209

WESTERN ASSET MANAGEMENT COMPANY (“WESTERN ASSET”)

NAME AND POSITION WITH WESTERN ASSET	NATURE OF COMPANY AND/OR PRINCIPAL BUSINESS	CAPACITY
Bruce Daniel Alberts, Chief Financial Officer	—	—

Gregory B. McShea, General Counsel; Head of Legal & Compliance	—	—

James William Hirschmann, Director, President & CEO	Western Asset Management Company Limited	Director and Managing Director

Stephen A. Walsh, Deputy Chief Investment Officer	—	—

Gavin L. James, Head of Global Client Service	—	—

Stephen Kenneth Leech,	—	—

Chief Investment Officer

Peter L. Bain, Non-Employee Director	Western Asset Management Company Limited	Director
	Legg Mason, Inc.	Senior Executive Vice President
	Brandywine Asset Management, LLC	Director
	Legg Mason Funds Management, Inc.	Manager
	3040692 Nova Scotia Company	Director
	Legg Mason Capital Management	Director
	Barrett Associates, Inc.	Director
	Bartlett & Co.	Director
	Berkshire Asset Management, Inc.	Director
	Focus Capital, Inc.	Director
	Legg Mason Real Estate Services, Inc.	Director
	Legg Mason Funding Corp.	Director
	Legg Mason Realty Group, Inc.	Director
	Legg Mason Tower, Inc.	Director
	PCM Holdings I, Inc.	Director
	PCM Holdings II, Inc.	Director
	Royce & Associates, LLC	Manager

Michael Even, Non-Employee Director	Legg Mason, Inc.	Executive Vice President

WESTERN ASSET MANAGEMENT LIMITED (“WAML”)

NAME AND POSITION WITH WAML	NATURE OF COMPANY AND/OR PRINCIPAL BUSINESS	CAPACITY
Andrew Garnett,	—	—

Manager of International Compliance and Company Secretary

James William Hirschmann, Managing Director and Director	Western Asset Management Company	Director, President and CEO

Peter L. Bain, Director	Western Asset Management Company Limited	Director
	Legg Mason, Inc.	Senior Executive Vice President
	Brandywine Asset Management, LLC	Director
	Legg Mason Funds Management, Inc.	Manager
	3040692 Nova Scotia Company	Director
	Legg Mason Capital Management	Director
	Barrett Associates, Inc.	Director
	Bartlett & Co.	Director
	Berkshire Asset Management, Inc.	Director
	Focus Capital, Inc.	Director
	Legg Mason Real Estate Services, Inc.	Director
	Legg Mason Funding Corp.	Director
	Legg Mason Realty Group, Inc.	Director
	Legg Mason Tower, Inc.	Director
	PCM Holdings I, Inc.	Director
	PCM Holdings II, Inc.	Director
	Royce & Associates, LLC	Manager

Michael Even, Non-Employee Director	Legg Mason, Inc.	Executive Vice President

Suzanne Taylor-King, Finance Officer	—	—

Michael Baruch Zelouf, Director and Senior Executive Officer	—	—

EAGLE ASSET MANAGEMENT (“EAGLE”)

OTHER FUNDS MANAGED BY THE SUBADVISERS

The following table sets forth information relating to the other registered investment company portfolios for which the Subadvisers act as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Portfolio.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 12/31/05
Ohio National Fund Capital Growth Portfolio	0.59 upto $100 mil 0.55 next $100 mil 0.50 in excess of $200 mil	28,361,326.00

Ameritas Small Cap Portfolio	0.60 upto $200 mil 0.50 in excess of $200 mil	35,591,897.00

American Skandia Trust Small Cap Portfolio	0.45 upto first $100 million .40 over $100 mil	94,805,246.00

Prudential SP Small Cap Portfolio	0.45 upto first $100 million .40 over $100 mil	68,966,249.00

Heritage Series Trust Small Cap Fund	Affiliated Adviser pays Eagle 0.375	162,340,108.00
AXA Enterprise Growth Fund	0.59 upto $100 mil 0.55 next $100 mil 0.50 in excess of $200 mil	104,221,348.00

Jackson National Life Series Trust Small Cap Portfolio	0.60 upto $100 mil 0.55 next $100 mil 0.50 in excess of $200 mil	159,881,022.00

The table below lists the name, address, position with Eagle Asset Management and principal occupation during the past five years for the principal executive officers and directors of Eagle Asset Management

Name and Address*		Position with Eagle Asset Management. and Principal Occupation
Name	Position With Eagle	Principal Occupations
Thomas A. James	Director

March 1984 to present - Mr. James is Chairman of the Board of Directors of Eagle Asset Management, Inc.

June 1985 to present - Mr. James is Chairman of the Board of Trustees of the Heritage Family of Mutual Funds.

June 1985 to present - Mr. James is Director of Heritage Asset

Management Inc..

Richard K. Riess	Chief Executive Officer

October 1996 to present - Mr. Riess is Chief

Executive Officer of Eagle Asset Management, Inc.

May 1998 to present - Mr. Riess is Executive Vice

President—Managing Director of Asset

Management of Raymond James Financial, Inc.

October 2000 to present - Mr. Riess is President of

Heritage Family of Mutual Funds

April 2000 to present - Mr. Riess is Chief Executive

Officer of Heritage Asset Management, Inc.

October 1996 to March 2000 - Mr. Riess was

President of Eagle Asset Management, Inc

July 1988 to present - Mr. Riess is a Director of Eagle

Asset Management, Inc.

June 1985 to present - Mr. Riess is a Director of

Heritage Asset Management, Inc.

June 1985 to present - Mr. Riess is a Trustee for the

Heritage Family of FundsP

Stephen G. Hill	President and Chief Operating Officer

December 2001 to present - Manager, EB

Management I, LLC, general partner of investment

limited partnership.

April 2000 to present - Mr. Hill is President and

Chief Operating Officer of Eagle Asset Management, Inc.

December 2000 to present - Manager, EA

Management I, LLC, general partner of investment

limited partnerships.

October 1998 to present - Mr. Hill is a Director of

Awad Asset Management, Inc.

January 1995 to present - Mr. Hill is a Director of

Eagle Asset Management, Inc.

December 1994 to present - Mr. Hill is a Director of

Heritage Asset Management, Inc.

November 1991 to March 2000 and from November

2005 to present - Mr. Hill is President of Heritage

Mutual Funds.

April 1989 to March 2000 and from November 2005

to present - Mr. Hill is President of Heritage Asset

Managment.

Richard Rossi	Executive Vice President

From November 2005 to Present – Mr. Rossi is

President of Heritage Funds Distributor Inc.

From October 1999 to Present - Mr. Rossi is

Executive Vice President with Eagle and responsible

for Eagle Sales and Marketing.

March 1999 to present - Mr. Rossi is a Registered

Representative with Raymond James & Associates, Inc.

Stephen W. Faber	Corporate Counsel	January 1990 to present: Corporate Counsel, Eagle Asset Management, Inc. .

Damian D. Sousa	Chief Compliance Officer

August 2002 to present - Mr. Sousa is Vice President,

Director of Compliance of Eagle Asset Management, Inc..

February 2003 Mr. Sousa was appointed Chief

Compliance Officer.

August 2002 to present - Mr. Sousa is a Registered

Representative of Raymond James & Associates, Inc.

December 2000 to August 2002 - Mr. Sousa was Senior Vice President, Compliance Director of Fleet Investment Advisors, Inc.

July 1997 to December 2000 - Mr. Sousa was Vice President, Senior Compliance Manager of FleetBoston Corporate Compliance.

Eric C. Wilwant	Treasurer

February 2003 to present - Mr. Wilwant is Treasurer of Eagle Asset Management.

September 2000 to present - Mr. Wilwant is Vice President of Eagle Asset Management. Responsible for Operations, Trading Operations and Administration.

April 1995 to September 2000 - Mr. Wilwant was Head of Trading and Trading Systems at Dolphin Capital Management.

*	The address of each person is 880 Carillon Parkway, St Petersburg, Florida, 33716.

SALOMON BROTHERS ASSET MANAGEMENT, INC (“SALOMON BROTHERS”)

Salomon Brothers Asset Management, Inc (“Salomon Brothers”) is a registered investment adviser under the Advisers Act. Salomon Brothers serves as investment sub-adviser to one series of Registrant. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of Salomon Brothers have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Salomon Brothers or its predecessors. The business address of Salomon Brothers is 399 Park Avenue, New York, New York 10022. The following is a list of officers of Salomon Brothers and/or one of the following affiliated companies: Smith Barney Fund Management LLC, TIMCO Asset Management Inc, and Citi Fund Management Inc.

Mark Fetting

Michael Rosenbaum

Barbara Brooke Manning

Peter Bain

Timothy Scheve

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC (“GMO”)

The names and principal occupations of the current directors and principal executive officer of GMO are set forth as follows:

NAME AND POSITION	PRINCIPAL OCCUPATION
Christopher Darnell	Investment Director of GMO’s
Board Member and Partner	Quantitative Division

Arjun Divecha	Investment Director of GMO’s
Board Member and Partner	Emerging Markets Division

Scott Eston	Chief Operating Officer
Chief Operating Officer and Partner

R. Jeremy Grantham	Founding Partner
Chairman of the Board and
Founding Partner

Jon Hagler	Board Member
Board Member and Partner

Bevis Longstreth	Board Member
Board Member and Partner

John Rosenblum	Board Member
Board Member and Partner

Ben Inker	Investment Director of GMO’s
Investment Director of GMO’s	Asset Allocation Division
Asset Allocation Division and Partner

Tony Ryan	Head of Global Client Relations
Head of Global Client Relations	and Sales
and Sales and Partner

Ann Spruill	Investment Director of GMO’s
Board Member and Partner	International Active Division

Eyk Van Otterloo	Founding Partner
Board Member and
Founding Partner

Each of these individuals has a business address of Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110.

COOKE & BIELER, L.P. (“COOKE & BIELER”)

SAMUEL H. BALLAM, III

Partner

Sam received his undergraduate degree from the University of Miami, then earned his M.B.A. from Northwestern University’s Kellogg Graduate School of Management with a double major in Finance and Accounting. Following ten years of corporate financial experience, Sam served as the Treasurer of Thomas Jefferson University overseeing in excess of $300 million of endowment and pension assets. From 1990 to 1997, he was Senior Vice President, Finance and Chief Financial Officer for Main Line Health, a multi-hospital system, with over $700 million in investment funds. An institutional client of Cooke & Bieler for 13 years, Sam joined the firm in 1997 to lead the client service and business development functions. He is a Certified Public Accountant (C.P.A.).

KERMIT S. ECK, CFA

Partner

Kermit graduated with distinction from Montana State University with a B.S. degree in Computer Science, where he was also a member and captain of the varsity tennis team. After receiving his M.B.A. from Stanford University’s Graduate School of Business he joined Cooke & Bieler in 1980. He left the firm in 1984 to become Director of Product Marketing for Eczel Corp., a computer products start-up company. From 1987 to 1992, Kermit was part of an investor group purchasing privately held companies, most recently serving as Executive Vice President of one of the businesses, Keystone Natural Water. Kermit rejoined Cooke & Bieler in 1992.

JOHN J. MEDVECKIS

Partner

John has thirty-three years of experience in the investment business. His undergraduate degree is in Economics from the University of Cincinnati. He taught investments for two years at Purdue University and was admitted to the Indianapolis Society of Financial Analyst. John was an Officer of the American Fletcher National Bank in Indianapolis where he managed individual trust accounts. He joined Cooke & Bieler in 1973. John is currently a Trustee of the Curtis Institute of Music, a Trustee of the Philadelphia Museum of Art, and a former Director of the U.S. Baltic Foundation. He serves on the Board of Advisors of the Annenberg Center at the University of Pennsylvania and the Visual Arts Committee of the U.S. Library of Congress. He is also a member of the Philadelphia Museum of Art and the Curtis Institute of Music Investment Committees and also Overseer of the University of Pennsylvania Museum of Archeology and Anthropology..

LINDA N. PERNA

Chief Compliance Officer

Linda graduated magna cum laude from Temple University in 1993 with a B.B.A. degree in Finance & Real Estate. After working five years full time for Cooke & Bieler as a performance specialist, Linda attended the Executive MBA program at Drexel University graduating with an M.B.A. degree in 2000. Linda joined Cooke & Bieler in 1988 and is a member of the National Society of Compliance Professionals and the Philadelphia Compliance Roundtable.

MICHAEL M. MEYER, CFA

Partner

Mike graduated from Davidson College cum laude in 1987 with distinction in Economics, where he was also a member and captain of the varsity tennis team. After working four years for Sterling Capital Management as an equity analyst and head equity trader, Mike attended The Wharton School of Business graduating with an M.B.A. degree in Finance in 1993. Mike joined Cooke & Bieler in 1993.

JAMES R. NORRIS

Partner

Jim earned a bachelor of science degree in Management from Guilford College where he graduated with high honors, first in his class. Jim received his M.B.A. from the University of North Carolina at Chapel Hill where he graduated in the top 5% of his class and was a recipient of the Dean’s Scholar Award. Following graduate school, he spent nearly 10 years with Sterling Capital Management as Senior Vice President of Equity Portfolio Management before joining Cooke & Bieler in 1998.

R. JAMES O’NEIL, CFA

Partner

Jamie received his undergraduate degree cum laude with distinction in Economics from Colby College, where he was a member and captain of the varsity soccer team. He was an Investment Officer in the Capital Markets Department at the Mellon Bank for three years before enrolling at the Harvard Business School and receiving his M.B.A. in 1988. He joined Cooke & Bieler in that year.

R. JAMES O’NEIL, CFA

Partner

Jamie received his undergraduate degree cum laude with distinction in Economics from Colby College, where he was a member and captain of the varsity soccer team. He was an Investment Officer in the Capital Markets Department at the Mellon Bank for three years before enrolling at the Harvard Business School and receiving his M.B.A. in 1988. He joined Cooke & Bieler in that year.

BRUCE A. SMITH

Partner

Bruce graduated from the College of Wooster in 1976 with a bachelor of arts degree in Economics. He joined Cooke & Bieler as a research assistant in 1979 after working for the Union Carbide Corporation. After a leave of absence to earn an M.B.A. degree at the University of Michigan in 1984, Bruce returned to Cooke & Bieler.

MEHUL TRIVEDI, CFA

Partner

Mehul graduated magna cum laude with a dual degree from The Wharton School of Business and The College of Arts and Science from the University of Pennsylvania in 1993. He received a B.S. in Economics with concentration in Finance and Statistics, and a B.A. in International relations. After working as a fixed income financial analyst at Blackrock Financial Management and product manager at PNC Asset Management, Mehul attended The Wharton School of Business graduating with an M.B.A. degree in 1998. Mehul joined Cooke & Bieler in 1998 after serving as a summer intern in 1997.

EARNEST PARTNERS, LLC (“EARNEST”)

Names and positions of the principal executive officers and directors of EARNEST Partners as of December 31, 2005. The principal address of each individual as it relates to his duties at EARNEST Partners is the same as that of EARNEST Partners.

Name	Position(s) with EARNEST Partners
Paul E. Viera, Jr.	Chief Executive Officer

Matthew Bronfman	Partner and Director

James M. Wilson	Chief Compliance Officer

John G. Whitmore, II	Chief Operating Officer

VICTORY CAPITAL MANAGEMENT INC. (“VICTORY”)

EXECUTIVE OFFICERS AND DIRECTORS

Full Legal Name	Title or Status	Date Title or Status Acquired
KeyBank N.A.	Shareholder	7/2003
Babin, Lawrence G.	CIO, Diversified Product	9/2004
Dunkerley, G. Patrick	CIO, Mid Cap Product	1/2005
Fox, Kenneth F.	CCO	9/2001
Janus, Richard A.	CIO, Convertible Securities Product	1/2005
Koury, Cynthia G.	CIO, Balanced Product	3/2005
Maronak, Erick F.	CIO, NewBridge Division	1/2005
Sachdeva, Arvind K.	CIO, Intrinsic & Deep Value Product	9/2004
Savvas, Catherine H.	CFO	4/2005
Seay, Thomas M.	CIO, Fixed Income	9/2004
Summers, Mark H.	CAO	12/2002
Wagner, Robert L.	President & CEO	3/2005
Zeiger, Richard G.	Secretary	5/2005

Lawrence G. Babin, CFA

Chief Investment Officer – Diversified Equity

Senior Portfolio Manager

Senior Managing Director

Mr. Babin is a Senior Portfolio Manager and Senior Managing Director with Victory Capital Management. He is the Chief Investment Officer for Victory’s diversified equity strategy. Mr. Babin joined Victory and/or an affiliate in 1982 following five years prior investment experience. He is the portfolio manager for common, collective and mutual funds as well as portfolios for corporations, endowments, foundations, health care and nonprofits managed in the diversified style.

Prior to joining the firm, Mr. Babin held a variety of positions including security analyst, investment analyst, and portfolio manager for Detroit Bank & Trust, Joseph Miller & Russell and H. I. Glass.

Mr. Babin is a recognized expert in the financial markets and has been featured, or quoted, in publications and media outlets such as: Barron’s, Dow Jones News, Financial Advisor, Kiplinger’s Personal Finance and The Wall Street Journal. In addition, he and his team were awarded the prestigious #1 rating from Lipper for the Victory Diversified Stock Fund. He has a long established track record of providing large cap core clients with superior returns while controlling risk.

Mr. Babin holds a Bachelor of Science from the Wharton School at the University of Pennsylvania and a Master of Business Administration from the University of Michigan. In addition, he is a Chartered Financial Analyst Charterholder.

G. Patrick Dunkerley, CFA

Chief Investment Officer – Mid Cap Core/Relative Value Equity

Senior Portfolio Manager

Managing Director

Mr. Dunkerley is a Chief Investment Officer, Senior Portfolio Manager, and Managing Director with Victory Capital Management. He joined Victory in 2001 following eight years prior investment experience. Mr. Dunkerley is the lead portfolio manager for the Mid Cap Core/Relative Value team which manages common, collective, mutual fund, as well as portfolios for high net worth individuals, corporations, endowments, foundations, healthcare and nonprofit organizations.

Prior to his tenure with the firm, he was a vice president and Director of Equity Research for Securities Corporation of Iowa.

Mr. Dunkerley has been quoted in a variety of media publications, including the “Heard on the Street” column of The Wall Street Journal, and excerpts from his research have been published in Barron’s. He has served as a guest lecturer at the University of Iowa discussing the methodologies of securities analysis.

Mr. Dunkerley holds a Bachelor of Science in Business Administration from the University of Missouri and a Master of Business Administration from Golden Gate University (California). In addition, he is a Chartered Financial Analyst Charterholder.

Kenneth F. Fox, Jr.

Chief Compliance Officer

Managing Director

Mr. Fox is Chief Compliance Officer and a Managing Director with Victory Capital Management. He has been with Victory and/or an affiliate since 1997. Previously, he served as a compliance officer and an audit manager with McDonald Investments.

Mr. Fox received a Bachelor of Science from Bowling Green State University, and a Master of Business Administration from Cleveland State University. In addition, he holds Series 7, 8, 63, and 66 licenses and Ohio Life, Health, and Variable Annuity licenses.

Richard A. Janus, CFA, CFP

Chief Investment Officer – Convertible Securities

Senior Portfolio Manager

Senior Managing Director

Mr. Janus is a Senior Portfolio Manager and Senior Managing Director with Victory Capital Management. He is the Chief Investment Officer for Convertible Securities. He joined Victory and/or an affiliate in 1977 following three years prior investment experience.

Prior to his tenure with the firm, Mr. Janus was a bank examiner with the Treasury Department. Currently, he serves as the lead portfolio manager for several common, collective and mutual funds, as well as individual, high net worth portfolios.

A frequent lecturer on convertible securities, Mr. Janus has written several articles on this subject and has served as a product expert on this unique asset class.

Mr. Janus holds a Bachelor of Science from David N. Myer College and a Master of Economics from Cleveland State University. In addition, he is a Chartered Financial Analyst Charterholder and a Certified Financial Planner.

Cynthia G. Koury

Chief Investment Officer – Balanced Strategy

Senior Portfolio Manager

Senior Managing Director

Ms. Koury is a Senior Portfolio Manager and Senior Managing Director with Victory Capital Management. She is the Chief Investment Officer for Victory’s Balanced strategy.

Ms. Koury began her investment career with Victory and/or an affiliate in 1996 following seven years prior investment experience. She is the Chief Investment Officer for the balanced team which is responsible for the oversight of all balanced accounts with Victory Capital Management. As team lead, she also chairs the asset allocation committee. Her area of expertise is managing portfolios for foundations, endowments, and nonprofit organizations. Ms. Koury manages several large accounts that require alternative investments such as hedge funds and private equity.

Ms. Koury is a trustee for Applewood Center, Inc., Cleveland, Ohio and ClevelandScores. She is a member of the Financial Advisory Board for The Sisters of the Humility of Mary and the investment committee of St. Paul’s Church, Cleveland, Ohio. She is a member of the Cleveland Society of Security Analysts. She has lectured on socially responsible investing and has appeared on local television programs as a guest expert on asset management.

Ms. Koury holds a Bachelor of Arts from the University of Vermont and a Master of Business Administration from Case Western Reserve University.

Erick F. Maronak

Chief Investment Officer, Victory NewBridge

Senior Managing Director

Mr. Maronak is the Chief Investment Officer and Senior Managing Director with Victory NewBridge Capital Management. Additionally, he is a member of the Investment Policy Committee.

Previously, he was a portfolio manager and the director of research in the Campbell, Cowperthwait division of U.S. Trust Company. Mr. Maronak joined U.S. Trust in February of 1990.

He received his Bachelor of Science in Economics from the City University of New York, Queens College in 1990 and a Master of Business Administration in Finance from St. John’s University in 1996.

Arvind K. Sachdeva, CFA

Chief Investment Officer – Intrinsic Large Cap & Deep Value

Senior Portfolio Manager

Senior Managing Director

Mr. Sachdeva is a Senior Portfolio Manager and Senior Managing Director with Victory Capital Management. He is the Chief Investment Officer for Intrinsic Large Cap Value and Deep Value strategies.

He joined Victory and/or an affiliate in 2000 following 16 years prior investment experience. Mr. Sachdeva oversees all elements of the Intrinsic Large Cap Value and Deep Value portfolio construction processes. He is also the portfolio manager for Victory’s Table Pounders equity product.

Prior to his tenure with the firm, Mr. Sachdeva served as Deputy Chief Investment Officer and Director of Research at Dean Investments.

Mr. Sachdeva is a recognized authority on the specific securities which are considered appropriate for the portfolios he manages. He has been quoted in publications and media outlets, including: The Associated Press, Bloomberg Radio, Bloomberg Television, Business Week, Dow Jones News, Reuters, and The Wall Street Journal. He a published author who has written on the evolution of the Asian economy, specifically China, and the impact it has on the economy of the United States.

Mr. Sachdeva holds a Bachelor of Business Administration from Georgia State University. In addition, he is a Chartered Financial Analyst Charterholder.

Catherine Savvas, CPA

Chief Financial Officer

Managing Director

Ms. Savvas is a Managing Director and Chief Financial Officer with Victory Capital Management. She is a member of the senior management and pricing committees. Ms. Savvas has been with KeyCorp since 2001 and joined Victory in 2005.

Prior to her tenure as Chief Financial Officer, she was Vice President and Senior Accounting Manager for KeyCorp’s Accounting Policy and Research Group. Additional past responsibilities include Controller for Trion Technologies, Senior Manager of International Business Services for PricewaterhouseCoopers, and various finance and accounting positions for PepsiCo.

Ms. Savvas holds a Bachelor of Arts in Accounting and Spanish and a Masters in International Management from the American Graduate School of International Management (Thunderbird) and is a Certified Public Accountant.

Thomas M. Seay

Chief Investment Officer – Fixed Income

Senior Portfolio Manager

Senior Managing Director

Mr. Seay is a Senior Portfolio Manager and Senior Managing Director with Victory Capital Management. He is the Chief Investment Officer for the Fixed Income investment management division.

He joined Victory and/or an affiliate in 1998 following 19 years prior investment experience. He is responsible for all fixed income portfolio management, including mutual funds, commingled funds and separately managed accounts.

Prior to joining the firm, Mr. Seay was a vice president at Lexington Global Asset Managers, where he was responsible for the active management of all institutional fixed income accounts. Additionally, he spent two years as a portfolio manager with Travelers Asset Management International Corp.

Mr. Seay is a frequent commentator and a recognized and sought-after speaker on Fixed Income investing and the economy. He has been quoted in such publications and media outlets as Bloomberg, Bloomberg News, Dow Jones News Service and The Wall Street Journal.

Mr. Seay holds a Bachelor of Science in Business Administration from the University of Denver and a Master of Business Administration from the University of Virginia.

Mark H. Summers

Chief Administrative Officer

Senior Managing Director

Mr. Summers is a Senior Managing Director and Chief Administrative Officer with Victory Capital Management.

He joined Victory in 2002, bringing more than 23 years of financial industry experience to the position. His responsibilities include: overseeing Victory’s equity trading division, operations department, technical support, management information systems and Master Trust, Custody and Corporate Escrow services. In addition, he coordinates corporate support functions (such as training and compliance) as they relate to Victory Capital Management, and is Victory’s primary liaison with KeyCorp for compliance, legal and Sarbanes-Oxley testing and verification. He oversees Victory’s disaster recovery plan as well.

He is a member of the following committees: senior management, pricing, project advisory, compliance and trust oversight.

Mr. Summers spent 17 years with McDonald Investments Inc., rising to the position of Chief Administrative Officer within Key Capital Partners. Prior to joining McDonald, he served as a government bond sales professional for Prescott, Ball and Turben.

Mr. Summers holds a Bachelor of Arts degree from Baldwin-Wallace College and received his Master of Arts from Bowling Green State University. He holds the following securities licenses: Series 7, 63.

Robert Wagner

President & Chief Executive Officer

Mr. Wagner is President & Chief Executive Officer with Victory Capital Management. He is responsible for overseeing all aspects of Victory’s asset management business and leads the senior management and pricing committees. Mr. Wagner joined the firm in 2004 as President and was promoted to Chief Executive Officer in the spring of 2005.

Previously, Mr. Wagner served as President and CEO of Gartmore Emerging Managers, LLC, as well as Executive Vice President of Institutional Markets. In this capacity, he identified and recruited talented investment teams and built businesses around them. He was responsible for the management and business performance of those teams. As Executive Vice President of Institutional Markets, he oversaw Gartmore’s development and delivery of investment products to Defined Benefit, Defined Contribution, Family Office, and Hedge Fund Aggregator clients.

Prior to joining Gartmore in 2002, Mr. Wagner was with JMI Equity Fund and served as President and Chief Executive Officer of one of its privately held venture-backed companies that provided technology and consulting solutions to the financial services market. Prior to JMI, he served as President of the Institutional Markets Division at Pilgrim Baxter & Associates. He also spent 13 years with SEI Investments in a number of executive management positions.

Mr. Wagner received his bachelor’s degree in business from Western Illinois University. He holds the following securities licenses: 7 and 63.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. (“GSAM LP”)

Goldman Sachs Asset Management, L.P. (“GSAM LP”) and Goldman Sachs Asset Management International (“GSAMI”) are wholly-owned subsidiaries of the Goldman Sachs Group, Inc. and serve as investment advisers to the Registrant. Set forth below are the names, businesses and business addresses of certain managing directors of GSAM LP and GSAMI who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position with the Investment Advisers	Name and Address of Other Company	Connection with Other Company
Henry M. Paulson, Jr.	The Goldman Sachs Group, Inc.	Chairman, Chief
Managing Director-	85 Broad Street	Executive Officer and
GSAM LP	New York, New York 10004	Director

	Goldman, Sachs & Co.	Managing Director
85 Broad Street
New York, New York 10004

Robert J. Hurst	The Goldman Sachs Group, Inc.	Vice Chairman and
Managing Director-	85 Broad Street	Director
GSAM LP	New York, New York 10004

	Goldman, Sachs & Co.	Managing Director
85 Broad Street New York, New York 10004

Lloyd C. Blankfein	The Goldman Sachs Group, Inc.	President, Chief
Managing Director-	85 Broad Street	Operating Officer and
GSAM LP	New York, New York 10004	Director

	Goldman, Sachs & Co.	Managing Director
85 Broad Street
New York, New York 10004

SSgA FUNDS MANAGEMENT, INC. (“SsgA FM”)

Officers and Directors of SSgA FM

James E. Ross

Jim is President of SSgA Funds Management, Inc., and Co-Head of Advisor Strategies. He is responsible for the product management of all of SSgA’s investment strategies offered through financial intermediaries. Prior to this role, Jim was responsible for the global product development of exchange traded funds. Jim also has extensive experience at both SSgA and State Street in all aspects of fund administration, fund accounting and custody services.

Prior to joining State Street in 1992, Jim was employed by Ernst & Young as a senior accountant, responsible for auditing investment companies and insurance companies. Jim holds a Bachelor’s degree in Accountancy from Bentley College and has passed the Certified Public Accountant exam in Massachusetts.

Mitchell H. Shames

Mitch is a Senior Principal of State Street Global Advisors and the firm’s Chief Counsel and is a Director of SSgA Funds Management, Inc. He joined SSgA in 1990 and has over 15 years of experience in Securities, Tax and ERISA. Prior to joining SSgA, Mitch was a Tax Associate in the Boston law firm of Goulston & Storrs. Mitch also worked as a Tax Associate in the law firm of Power & Needham in Boston.

Mitch earned a Bachelors degree from the University of Chicago and a Juris Doctor from Boston College Law School. He holds his L.L.M in taxation from New York University. Mitch is also a member of the bar of the Commonwealth of Massachusetts and New York State.

Peter A. Ambrosini, Esq.

Peter is a Senior Principal of State Street Global Advisors and SSgA Funds Management, Inc. He is the Chief Compliance and Risk Management Officer for State Street Global Advisors and its affiliates.

Prior to joining SSgA in 2001, Peter was the Managing Director of the Regulatory Compliance and Consulting Group at PricewaterhouseCoopers for 15 years. For the previous six years, Peter managed the regulatory programs for the New England region of the US Securities and Exchange Commission. This included inspections of all registered investment companies, investment Sub-advisers, broker-dealers and transfer agents. Prior to this, he was Special Counsel to the SEC’s Division of Investment Management in Washington, D.C. He has designed and conducted special compliance reviews of registered investment companies, investment Sub-advisers, and broker-dealers mandated by the SEC and voluntary compliance reviews for both PwC audit and non-audit clients.

Peter received his Bachelors degree from Holy Cross College and his degree in law from Boston College. He is an Adjunct Professor of Law at Suffolk University Law School since 1978 and is admitted to practice law in Maine, Massachusetts, and the District of Columbia.

Mark Duggan

Mark is a Principal and Associate Counsel at State Street Global Advisors and Chief Legal Counsel of SSgA Funds Management, Inc. He joined the firm in 1996. Mark is responsible for legal issues relating to ERISA, tax, banking, and securities laws, including investment Sub-adviser and mutual fund regulation.

Prior to this, Mark was in-house Counsel at The Boston Company, Inc., specializing in mutual fund administration and investment sub-advisory work. Preceding this, he was an Associate in the corporate department of the Boston law firm Ropes & Gray, concentrating on mutual funds, investment sub-advisory and other financial services issues.

Mark received a BA from the University of Notre Dame and a JD from the University of Chicago.

Thomas Kelly

Tom is a Senior Principal of State Street Global Advisors and Treasurer of SSgA Funds Management, Inc. He joined the firm in 1979. Tom manages the team that is responsible for monitoring all aspects of SSgA’s revenue and expense budgets as well as the financial reporting processes.

Prior to joining SSgA, he worked for the Chief Financial Officer as Corporate Staff Comptroller. Preceding this, Tom was responsible for managing all administrative activities for the Information Systems division of the firm. Previously, he has also held positions in the Funds Flow Department and the Master Trust Division of State Street Corporation. Tom has been working in the investment management field since 1993.

Tom holds an MBA from Babson College and is a graduate of Bentley College.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”)

MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Growth Stock Fund; Massachusetts Investors Trust; MFS Government Limited Maturity Fund; MFS Government Securities Fund; MFS Growth Opportunities Fund; MFS Series Trust I (which has 8 series: MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value Fund); MFS Series Trust II (which has one series: MFS Emerging Growth Fund); MFS Series Trust III (which has three series: MFS High Income Fund, MFS High Yield Opportunities Fund and MFS Municipal High Income Fund); MFS Series Trust IV (which has four series: MFS Government Money Market Fund, MFS Mid Cap Growth Fund, MFS Money Market Fund and MFS Municipal Bond Fund); MFS Series Trust V (which has three series: MFS International New Discovery Fund, MFS Research Fund and MFS Total Return Fund); MFS Series Trust VI (which has three series: MFS Global Equity Fund, MFS Global Total Return Fund and MFS Utilities Fund); MFS Series Trust VII (which has one series: MFS Capital Opportunities Fund); MFS Series Trust VIII (which has two series: MFS Global Growth Fund and MFS Strategic Income Fund); MFS Series Trust IX (which has seven series: MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J); MFS Series Trust X (which has 13 series: MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Equity Fund, MFS Floating Rate High Income Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund); MFS Series Trust XI (which has two series: MFS Mid Cap Value Fund and MFS Union Standard Equity Fund); MFS Series Trust XII (which has 5 series: MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund and MFS Lifetime 2040 Fund; and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the “MFS Funds”). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

MFS also serves as investment adviser of the following open-end Funds: MFS Institutional Trust (“MFSIT”) (which has 4 series) and MFS Variable Insurance Trust (“MVI”) (which has 16 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the “MFS Closed-End Funds”). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust (“MFS/SL”) (which has 28 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account and Total Return Variable Account (collectively, the “Accounts”). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

The Directors of MFS are Robert J. Manning, Martin E. Beaulieu, Robin A. Stelmach, Donald A. Stewart, C. James Prieur, William W. Stinson, James C. Baillie, Ronald W. Osborne and William K. O’Brien. Robert C. Pozen is the Chairman, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Ms. Stelmach is Executive Vice President and Chief Operating Officer; Maria D. Dwyer is Executive Vice President and Chief Regulatory Officer, [TBA] is Senior Vice President, General Counsel and Secretary of MFS, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Michael W. Roberge is an Executive Vice President, Chief Fixed Income Officer and Director of Fixed Income Research, David A. Antonelli is an Executive Vice President and Chief Equity Officer, Deborah H. Miller is an Executive Vice President and Director of Equity Quantitative Research, Paul T. Kirwan is an Executive Vice President and Chief Financial Officer, Thomas B. Hastings is a Senior Vice President and Treasurer, Michael H. Whitaker is a Senior Vice President and Chief Compliance Officer and Joseph E. Lynch is the Assistant Treasurer.

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Growth Opportunities Fund

MFS Government Securities Fund

MFS Government Limited Maturity Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Institutional Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Government Markets Income Trust

MFS Intermediate Income Trust

MFS Charter Income Trust

MFS Special Value Trust

J. Atwood Ives is the Chair, Robert J. Manning is President, Tracy A. Atkinson, a Senior Vice President of MFS, is Treasurer, James O. Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer, Vice Presidents of MFS, are the Assistant Treasurers, Mark N. Polebaum, Senior Vice President, General Counsel and Secretary of MFS, is the Secretary, Brian T. Hourihan, Vice President and Senior Counsel, Christopher R. Bohane and Susan A. Pereira, Vice Presidents and Senior Counsels of MFS and Ethan D. Corey, Special Counsel of MFS are Assistant Secretaries and Assistant Clerks.

MFS/Sun Life Series Trust

J. Kermit Birchfield is Chairman, Robert J. Manning is President, Tracy A. Atkinson is the Treasurer, James O. Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary, Brian T. Hourihan is the Assistant Secretary and Assistant Clerk.

Money Market Variable Account

High Yield Variable Account

Capital Appreciation Variable Account

Government Securities Variable Account

Total Return Variable Account

Global Governments Variable Account

J. Kermit Birchfield is Chairman, Robert J. Manning is President and a Director, Tracy A. Atkinson is Treasurer, Jim Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary and Brian T. Hourihan, Christopher R. Bohane, Ethan D. Corey and Susan A. Pereira are the Assistant Secretaries.

.MFS Floating Rate Income Fund - (Cayman Islands Registered Fund)

MFS Meridian Funds, SICAV

Martin E. Beaulieu, Maria F. Dwyer and Robin A. Stelmach are Directors, Tracy A. Atkinson is Treasurer, James O. Yost and Ellen M. Moynihan are the Assistant Treasurers, and Christopher R. Bohane is the Assistant Secretary.

MFS International Ltd. (“MIL Bermuda”), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon’s Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS Floating Rate Income Fund and the MFS Meridian Funds, SICAV (“SICAV Funds”). The SICAV Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the Funds is 47, Boulevard Royal, L-2449 Luxembourg. The SICAV Funds include Asia Pacific Ex-Japan Fund, Continental European Equity Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, Euro Reserve Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Balanced Fund, Global Equity Fund, Global Growth Fund, Global Value Fund, Inflation-Adjusted Bond Fund, Japan Equity Fund, Limited Maturity Fund, Research Bond Fund, Research International Fund, Strategic Income Fund, Technology Fund, UK Equity Fund, US Dollar Money Market Fund, US Emerging Growth Fund, US Equity Fund, US Government Bond Fund, US High Yield Bond Fund, US Research Fund, US Strategic Growth Fund and US Value Fund. The MFS Floating Rate Income Fund is organized as an exempt company under the laws of the Cayman Islands. The principal business address for the MFS Floating Rate Income Fund is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

Robert J. Manning is Director and President, Peter Bubenzner is a Director, Judith Collis is a Director, Paul T. Kirwan is the Treasurer, Martin E. Beaulieu is a Director and Vice President, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan Newton and Brian T. Hourihan are Assistant Secretaries and Thomas B. Hastings is the Assistant Treasurer. Timothy F. Tierney is the Tax Officer.

MFS International (U.K.) Ltd. (“MIL-UK”), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the Cayman Islands Registered Fund and the MFS Meridian Funds, SICAV.

Olivier Lebleu is Managing Director, and Mitchell C. Freestone and Barnaby Wiener are directors. Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Mitchell C. Freestone is the Secretary, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan Newton and Brian T. Hourihan are Assistant Secretaries. Timothy F. Tierney is the SICAV Tax Officer.

MFS International S.C. LTDA (“MIL Brazil”), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Floating Rate Income Fund and MFS Meridian Funds, SICAV.

Robert J. Manning is the President and Advisory Board Member, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan Newton and Brian T. Hourihan are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.

MFS Institutional Advisors (Australia) Ltd. (“MFSI-Australia”), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

Graham E. Lenzner is the Director and Chairman of the Board, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Mark N. Polebaum is the Secretary and Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan Newton and Brian T. Hourihan are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.

MFS Fund Distributors, Inc. (“MFD”), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

Robert J. Manning is the Director, Martin E. Beaulieu is a Director and Chairman of the Board, James A. Jessee is President, Randolph J. Verzillo is the Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Thomas B. Hastings is the Assistant Treasurer, Sharon A. Brovelli is Senior Vice President and Director of Administration/Operations, Paul F. Fichera is Senior Vice President and Director of Product Development, William H. Finnegan is Senior Vice President and Director of Market Development, Michael D. Fitzgerald is Senior Vice President – Bank Marketing Group, Joseph A. Kosciuszek is Senior Vice President – Support Services MFSI/International, Larry I. Milder is Senior Vice President – FIAD Sales, Thomas A. Jessee is Senior Vice President – Broker/Dealer Sales, Bill C. Taylor is Senior Vice President and Director of PPS, Susan G. Fowler is Senior Vice President – Fulfillment/PPS and Brendan K. Nolan is Senior Vice President.

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

Robert J. Manning is Director and Chairman of the Board. Maureen Leary-Jago is a Director. Ms. Leary-Jago is also the President, Mark N. Polebaum is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert W. Green is Senior Vice President – Dealer Services, Gloria E. Schmid is Senior Vice President – Operations David G. Rainville is Senior Vice President.

MFS Institutional Advisors, Inc. (“MFSI”), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

Robert J. Manning is Chairman and Chief Investment Officer, Martin E. Beaulieu is a Director, Carol Geremiah is the President, [TBA] is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer.

MFS Retirement Services, Inc. (“RSI”), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

Robert J. Manning is the Director and Chairman of the Board, Martin E. Beaulieu is the Director, Carol W. Geremia is the President, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries Matthew D. Gannon is Senior Vice President – Retail Marketing, Director of RSI Marketing, William F. Shaw is Senior Vice President – Marketing and George C. Sutherland is Senior Vice President– Sales.

MFS Investment Management K.K. (“MIMKK”), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is 16F Daido Seimei Kasumigaseki Bldg., 1-4-2- Kasumigaseki, Chiyoda-ku, Tokyo Japan 100 0013, is involved in investment management activities.

Joseph A. Kosciuszek and Carol W. Geremia are Directors, Takafumi Ishii is a Director and Representative Director, Yasuyuki Hirata is Director –Corporate Planning and Paul T. Kirwan is Statutory Auditor. Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan Newton and Brian T. Hourihan are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.

MFS Heritage Trust Company (“MFS Trust”), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

Eric G. Burns is Director and President, Paul F. Fichera, Carol W. Geremia and Joseph A. Kosciuszek are Directors. Paul T. Kirwan is the Treasurer, Thomas B. Hastings is Assistant Treasurer, Brian T. Hourihan is Assistant Clerk and Mark D. Kaplan is Clerk and Trust Officer.

MFS Japan Holdings, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

Robert J. Manning and Donald A. Stewart are Managers, Mark N. Polebaum is the Secretary, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan Newton and Brian T. Hourihan are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.

Sun Life of Canada (U.S.) Financial Services Holdings, Inc., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

Robert J. Manning is the Director and Chairman of the Board, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors, Mark N. Polebaum is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Paul T. Kirwan is the Treasurer and Joseph Lynch is the Assistant Treasurer.

MFS Investment Management (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 3 portfolios: MFS Investment Funds-Global Equity Ex-Japan Fund, MFS Investment Funds-Global Equity Fund and MFS Investment Funds-Global Equity Eurozone Bias Fund.

Maria F. Dwyer, Martin E. Beaulieu and Robin A. Stelmach are Directors, Paul T. Kirwan is Treasurer, Thomas B. Hastings is Assistant Treasurer, Mark N. Polebaum is the Secretary and Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan Newton and Brian T. Hourihan are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.

MFS/Sun Life Financial Distributors, Inc., a Delaware broker dealer jointly owned by MFS and Sun Life of Canada (U.S.) Financial Services Holdings, Inc., whose address is 131 Oliver Street, Boston, Massachusetts 02110, is a distributor of variable annuity products.

Martin E. Beaulieu and Robert C. Salipante are the Directors, Kevin J. Hart is the President, Trevor V. Graham is Director & Divisional Controller; Jane F. Jette is Financial/Operations Principal and Treasurer, George E. Maden is Vice President and Chief Compliance Officer, Ellen B. King is Secretary and Amy E. Mihaich is Assistant Secretary.

In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

Donald A. Stewart	Chief Executive Officer, Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada (Mr. Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

C. James Prieur	President and a Director, Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada (Mr. Prieur is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

William W. Stinson	Non-Executive Chairman, Sun Life Financial and Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada; Director, United Dominion Industries Limited, Charlotte, N.C.; Director, PanCanadian Petroleum Limited, Calgary, Alberta; Director, LWT Services, Inc., Calgary Alberta; Director, Western Star Trucks, Inc., Kelowna, British Columbia; Director, Westshore Terminals Income Fund, Vancouver, British Columbia; Director (until 4/99), Canadian Pacific Ltd., Calgary, Alberta

James C. Baillie	Counsel, Torys, Ontario, Canada; Chair, Independent Electricity Market Operator, Ontario, Canada; Chair, Corel Corporation, Ontario, Canada; Director, Sun Life Financial, Ontario Canada; Director, FPI Ltd., Newfoundland, Canada

Item 27:	Principal Underwriters

(a) MML Distributors LLC is the General Distributor of the Trust Shares.

(b) MML Distributors, LLC is the general distributor for the Registrant.

The following are the names and positions of the officers and directors of MML Distributors, LLC, whose principal office is 1295 State Street, Springfield, Massachusetts 01111-0001:

Peter G. Lahaie, President, Chief Executive Officer, Main OSJ Supervisor (since 5/9/2005) and Chief Financial Officer and Treasurer (since 10/15/2004), MML Distributors, LLC.

Thomas A. Monti, Member Representative (since 5/10/2005), MML Distributors, LLC; President and Director (since 10/2003), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Member Representative (since 5/10/2005), MassMutual Holding LLC; Corporate Vice President (since 7/1/2004), Massachusetts Mutual Life Insurance Company (“MassMutual”), 1295 State Street, Springfield, Massachusetts 01111-0001.

Ronald E. Thomson, Vice President (since 5/1/1996), MML Distributors, LLC; Vice President (since 5/12/1997), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001.

Matthew E. Winter, Executive Vice President (since 11/15/2001), MML Distributors, LLC; Chairman of the Board of Directors (since 9/14/2000), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Executive Vice President (since 2001), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Robert S. Rosenthal, Vice President (since 4/15/2004), Chief Legal Officer (since 9/2004) and Assistant Secretary (since 10/15/2004), MML Distributors, LLC; Second Vice President and Associate General Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

William F. Monroe, Jr., Vice President (since 4/15/2004) and Continuing Education Officer (since 5/23/2005), MML Distributors, LLC; Vice President, Financial Strategy, Chief Operations Officer and Chief Privacy Officer (since 4/2004), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001.

Kevin LaComb, Assistant Treasurer (since 5/6/2003), MML Distributors, LLC; Assistant Treasurer (11/28/2001), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Director-Corporate Tax, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Sally Fortier Murphy, Secretary (since 10/15/2004), MML Distributors, LLC; Assistant Vice President, Associate Secretary and Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Edward K. Duch, III, Assistant Secretary (since 10/15/2004), MML Distributors, LLC; Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Marilyn A. Sponzo, Chief Compliance Officer (since 2/14/2003), MML Distributors, LLC; Chief Compliance Officer (since 1/31/2003), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Vice President (since 1/2003), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Michael Tanguay, Registration Manager (since 5/9/2005), MML Distributors, LLC; Director-Enterprise Distribution Services, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Marilyn Edstrom, Entity Contracting Officer (since 5/9/2005), MML Distributors, LLC; Director-Enterprise Distribution Services, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Bruce C. Frisbie, Assistant Treasurer (since 5/9/2005), MML Distributors; Assistant Vice President and Associate Treasurer, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Jennifer L. Lake, Cash and Trading Supervisor (since 4/16/2004) and Assistant Treasurer (5/9/2005), MML Distributors, LLC; Second Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Donna K. Resutek, Chief Information Officer (since 3/26/2004), MML Distributors, LLC; Second Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Anne Melissa Dowling, Large Corporate Marketing Supervisor (since 12/22/1997), MML Distributors, LLC; Large Corporate Markets Supervisor (since 4/29/1999), MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001; Senior Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

David W. O’Leary, Hartford OSJ Supervisor (since 1/9/2004) and Variable Annuity Supervisor (since 10/15/2004), MML Distributors, LLC; Senior Vice President, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Kathy Rogers, Continuing Education Officer (since 2006), MML Distributors, LLC; Training Consultant, MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001.

Eugene Charon, Assistant Vice President and Assistant Treasurer (since 6/16/2005), MML Distributors, LLC; Controller, MML Investors Services, Inc., 1295 State Street, Springfield, Massachusetts 01111-0001.

The business address for the officers and directors of MML Distributors, LLC is 1295 State Street, Springfield, Massachusetts 01111-0001.

(c) Not Applicable

Item 28:	Location of Accounts and Records

Each account, book or other document required to be maintained by Registrant pursuant to Section 31 (a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained as follows:

(Declaration of Trust and Bylaws)

MassMutual Select Funds

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as investment adviser)

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as Sub-Adviser)

Grantham, Mayo, Van Otterloo & Co. LLC

40 Rowes Wharf

Boston, Massachusetts 02110

(With respect to its services as Sub-Adviser)

Cooke & Bieler, L.P.

1700 Market St.

Suite 3222

Philadelphia, Pennsylvania 19103

(With respect to its services as Sub-Adviser)

Navellier & Associates, Inc.

One East Liberty, Third Floor

Reno, Nevada 89501

(With respect to its services as Sub-Adviser)

Waddell & Reed Asset Management Company

6300 Lamar Avenue

Overland Park, Kansas 66202-4247

(With respect to its services as Sub-Adviser)

Northern Trust Investments, N.A.

50 South LaSalle Street

Chicago, Illinois 60675

(With respect to its services as Sub-Adviser)

RS Investment Management

388 Market Street, Suite 200

San Francisco, California 94111

(With respect to its services as Sub-Adviser)

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

(With respect to its services as Sub-Adviser)

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

(With respect to its services as Sub-Adviser)

Sands Capital Management, Inc.

1100 Wilson Boulevard, Suite 3050

Arlington, Virginia 22209

(With respect to its services as Sub-Adviser)

Harris Associates L.P.

Two North LaSalle Street, Suite 500

Chicago, Illinois 60602

(With respect to its services as Sub-Adviser)

Fidelity Management and Research Company (“FMR”)

82 Devonshire Street

Boston, Massachusetts 02109

(With respect to its services as Sub-Adviser)

Massachusetts Financial Services Company

500 Boylston Street

Boston, MA 02116

(With respect to its services as Sub-Adviser)

Mazama Capital Management, Inc.

One SW Columbia Street, Suite 1500

Portland, Oregon 97258

(With respect to its services as Sub-Adviser)

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(With respect to its services as Sub-Adviser)

Clover Capital Management, Inc.

400 Meridian Centre, Suite 200

Rochester, New York 14618

(With respect to its services as Sub-Adviser)

Wellington Management Company, LLP

75 State Street

Boston, Massachusetts 02109

(With respect to its services as Sub-Adviser)

Eagle Asset Management, Inc.

880 Carillon Parkway

St. Petersburg, Florida 33716

(With respect to its services as Sub-Adviser)

Salomon Brothers Asset Management Inc.

399 Park Avenue

New York, New York 10022

(With respect to its services as Sub-Adviser)

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, California 91101

(With respect to its services as Sub-Adviser)

Western Asset Management Company Limited

10 Exchange Square

London, UK EC2A2EN

(With respect to its services as Sub-Adviser)

EARNEST Partners, LLC

1180 Peachtree Street, Suite 2300

Atlanta, Georgia 30309

(With respect to its services as Distributor)

MML Distributors, LLC

1295 State Street

Springfield, Massachusetts 01111-0001

and, c/o Investors Bank & Trust Company

200 Clarendon Street, P.O. Box 9130

Boston, Massachusetts 02117-9130

(With respect to its services as Sub-Administrator, Transfer Agent and Custodian)

Investors Bank & Trust Company

200 Clarendon Street, P.O. Box 9130

Boston, Massachusetts 02117-9130

(With respect to their services as counsel)

Ropes & Gray

One International Place

Boston, Massachusetts 02110

Item 29:	Management Services

Not Applicable.

Item 30:	Undertakings

(a) The Registrant hereby undertakes to call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Securities Act of 1933, as amended, but only where it is requested to do so by the holders of at least 10% of the Registrant’s outstanding voting securities.

(b) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment No. 35 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 29th day of March, 2006.

MASSMUTUAL SELECT FUNDS

By:	/s/ FREDERICK C. CASTELLANI
Frederick C. Castellani President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 35 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 29th day of March, 2006.

Signature	Title

* Richard W. Greene	Chairman and Trustee

* Robert E. Joyal	Vice Chairman and Trustee

* Richard H. Ayers	Trustee

* Allan W. Blair	Trustee

* Mary E. Boland	Trustee

/s/ FREDERICK C. CASTELLANI Frederick C. Castellani	Trustee and President

* R. Alan Hunter, Jr.	Trustee

* F. William Marshall, Jr.	Trustee

/s/ JAMES S. COLLINS James S. Collins	Chief Financial Officer and Treasurer

*By:	/s/ ANDREW M. GOLDBERG
Andrew M. Goldberg Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.		Title of Exhibit

D	(12)	Investment Sub-Advisory Agreement for Select Blue Chip Growth Fund

D	(31)	Investment Sub-Advisory Agreement for Select Core Opportunities Fund

D	(32)	Investment Sub-Advisory Agreement for Select Small Cap Value Equity Fund

D	(33)	Investment Sub-Advisory Agreement for Select Small Cap Core Equity Fund

E	(1)	Principal Underwriter Agreement

G	(3)	Amendment to Administrative and Shareholder Services Agreements

H	(1)	Expense Limitation Agreement

I	(10)	Opinion of Counsel and Consent

J	(1)	Consent of Deloitte & Touche LLP

J	(2)	Powers of Attorney

N		Amended and Restated Rule 18f-3 Plan

P	(2)	Code of Ethics for Waddell & Reed Investment Management Company

P	(5)	Code of Ethics for RS Investment Management

P	(8)	Code of Ethics for Harris Associates

P	(9)	Code of Ethics for Navellier & Associates

P	(10)	Code of Ethics for Victory Capital Management

P	(11)	Code of Ethics for Clover Capital Management

P	(12)	Code of Ethics for AllianceBernstein

P	(13)	Code of Ethics for Mazama Capital Management

P	(14)	Code of Ethics for Wellington Management Company

P	(15)	Code of Ethics for Cooke & Bieler

P	(16)	Code of Ethics for Sands Capital Management

P	(17)	Code of Ethics for Salomon Brothers Asset Management

P	(19)	Code of Ethics for Grantham, Mayo, Van Otterloo & Co.

P	(21)	Code of Ethics for Eagle Asset Management

P	(22)	Code of Ethics for SSgA Funds Management

P	(23)	Code of Ethics for Goldman Sachs Asset Management

P	(24)	Code of Ethics for Massachusetts Financial Services Company